                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TACLCV-1    Transamerica American Century Large Company Value VP
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TEII-1    Transamerica Equity II VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                             TJNGR-1    Transamerica Jennison Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                            TVKLCC-1    Transamerica Van Kampen Large Cap Core VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.


------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    Transamerica American Century LargeCompany Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of

                                      TST
          TACLCV-1 Transamerica American Century Large Company Value VP favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of

                                      TST
          TACLCV-2 Transamerica American Century Large Company Value VP improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and
Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance that is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.21%  Quarter ended  6/30/2003
Lowest:   (16.82)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 (1.12)%   12.58%     4.97%
Service Class                 (1.33)%     N/A     12.44%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     4.27%
Russell 1000(R) Value Index   (0.17)%   14.63%     7.28%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual

                                      TST
          TACLCV-3 Transamerica American Century Large Company Value VP portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.82%      0.82%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.04%      0.04%
                                  ------------------
TOTAL                               0.86%      1.11%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES              0.86%      1.11%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% of assets over $250 million up to $500 million; 0.35% of assets over $500 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

                                      TST
          TACLCV-4 Transamerica American Century Large Company Value VP

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in April 2000. Before joining American Century, he spent 6 years with UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
          TACLCV-5 Transamerica American Century Large Company Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.34   $  11.01   $  11.06   $   9.81     $  7.64
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.21       0.19       0.18       0.17        0.12
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.18        2.08
                                                              --------------------------------------------------------
Total operations                                                 (0.12)      1.99       0.44       1.35        2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.30)     (0.07)     (0.10)      (0.03)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.11)     (1.66)     (0.49)     (0.10)      (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.11   $  11.34   $  11.01   $  11.06     $  9.81
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.12)%    19.68%      4.15%     13.91%      28.79%
NET ASSETS END OF PERIOD (000's)                              $448,651   $173,206   $120,738   $185,445     $59,978
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.92%      0.91%      0.97%       1.08%
Net investment income (loss), to average net assets(e)            1.79%      1.72%      1.62%      1.67%       1.41%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.33   $  11.00   $  11.07   $   9.82     $  7.90
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.17       0.15       0.17        0.08
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.16        1.85
                                                              --------------------------------------------------------
Total operations                                                 (0.15)      1.97       0.41       1.33        1.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.28)     (0.06)     (0.08)      (0.01)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.08)     (1.64)     (0.48)     (0.08)      (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.10   $  11.33   $  11.00   $  11.07     $  9.82
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.33)%    19.44%      3.83%     13.61%      24.40%
NET ASSETS END OF PERIOD (000's)                              $  2,402   $  3,073   $  1,781   $  1,947     $   149
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.17%      1.16%      1.22%       1.31%
Net investment income (loss), to average net assets(e)            1.52%      1.49%      1.36%      1.66%       1.39%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica American Century Large Company Value VP share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
          TACLCV-6 Transamerica American Century Large Company Value VP

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.

---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity II VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The investment objective of this portfolio is long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in:

 - common stocks

The portfolio pursues its investment objective by investing principally in listed and unlisted common stocks, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

The portfolio may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants, and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the portfolio's assets may be held in cash or debt securities.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long-term investing and does not attempt to time the market. The portfolio is constructed one company at a time.

TIM employs a rigorous research approach and buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - shareholder-oriented management

 - dominance in market share

 - cost production advantages

 - leading brands

 - self-financed growth

 - attractive reinvestment opportunities

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying

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                        TEII-1 Transamerica Equity II VP
   stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of the portfolio has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark,

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                        TEII-2 Transamerica Equity II VP
the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.52%  Quarter ended  12/31/2004
Lowest:    (4.29)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                LIFE OF
                                       1 YEAR    FUND*
                                       ------   -------
Initial Class                          17.72%    15.01%
Russell 1000(R) Growth Index           11.81%     8.10%

* The portfolio commenced operations on December 30, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

------------------------------------------------------------
Management fees                                   0.30%
Other expenses                                    0.17%
                                                  -----
TOTAL                                             0.47%
Expense reduction(b)                              0.17%
                                                  -----
NET OPERATING EXPENSES                            0.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.30%, excluding certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.30% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEAR   5 YEAR   10 YEARS
----------------------------------------------------------------
Initial Class                 $31      $166     $314      $744
----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the

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                        TEII-3 Transamerica Equity II VP
portfolio at the annual rate of 0.30% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.30% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst

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                        TEII-4 Transamerica Equity II VP
designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                        TEII-5 Transamerica Equity II VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------    DEC 30 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  9.50   $  9.49   $ 11.66   $ 10.02     $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.06      0.05      0.04      0.09       (0.03)
Net realized and unrealized gain (loss)                          1.55      0.72      1.62      1.55(h)      0.05
                                                              ----------------------------------------------------
Total operations                                                 1.61      0.77      1.66      1.64        0.02
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.05)    (0.04)    (0.14)       --          --
From net realized gains                                         (0.74)    (0.72)    (3.69)       --          --
                                                              ----------------------------------------------------
Total distributions                                             (0.79)    (0.76)    (3.83)       --          --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 10.32   $  9.50   $  9.49   $ 11.66     $ 10.02
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             17.72%     8.76%    17.29%    16.37%(h)      0.20%
NET ASSETS END OF PERIOD (000's)                              $21,551   $19,409   $19,991   $19,171     $85,723
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
  After reimbursement/fee waiver(f)                              0.30%     0.30%     0.30%     0.30%       0.30%
  Before reimbursement/fee waiver(g)                             0.47%     0.45%     0.44%     0.36%       0.34%
Net investment income (loss), to average net assets(e)           0.64%     0.49%     0.36%     0.84%      (0.30)%
Portfolio turnover rate(d)                                         47%       19%       29%       33%         --%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity II VP commenced operations on December 30, 2003.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers.

(g) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(h) The capital contribution from affiliates is included in net realized and unrealized gain (loss) of $0.21. The capital contribution from affiliates increased total return by 2.10% for the year ended December 31, 2004.

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                        TEII-6 Transamerica Equity II VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

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               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)       Transamerica JennisonGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth
 - Above average revenue and earnings per share growth
 - Sustainable or improving profitability
 - Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index ("S&P 500"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise
 - Unique marketing competency
 - Strong research and development leading to superior new product flow
 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in

                                      TST
                     TJNGR-1 Transamerica Jennison Growth VP
price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                     TJNGR-2 Transamerica Jennison Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)
The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class            11.51%    12.70%        0.00%
Service Class            11.28%      N/A        11.97%
Russell 1000(R) Growth
  Index                  11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain

                                      TST
                     TJNGR-3 Transamerica Jennison Growth VP
    extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

                                      TST
                     TJNGR-4 Transamerica Jennison Growth VP

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)              2007        2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $     7.86   $   8.55   $   8.01   $   7.34   $   5.70
INVESTMENT OPERATIONS
Net investment income (loss)                                        0.01       0.01      (0.01)      0.01         --
Net realized and unrealized gain (loss)                             0.86       0.08       1.07       0.66       1.64
                                                              ------------------------------------------------------
Total operations                                                    0.87       0.09       1.06       0.67       1.64
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         (0.01)        --      (0.02)        --         --
From net realized gains                                            (0.47)     (0.78)     (0.50)        --         --
                                                              ------------------------------------------------------
Total distributions                                                (0.48)     (0.78)     (0.52)        --         --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $     8.25   $   7.86   $   8.55   $   8.01   $   7.34
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                                11.51%      1.96%     13.79%      9.13%     28.77%
NET ASSETS END OF PERIOD (000's)                              $  161,847   $145,174   $152,630   $128,235   $160,265
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                   0.86%      0.87%      0.87%      0.90%      0.90%
Net investment income (loss), to average net assets(e)              0.16%      0.07%     (0.14)%     0.19%     (0.04)%
Portfolio turnover rate(d)                                            72%        78%        67%        68%       132%
--------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  7.79    $  8.51    $ 7.98    $ 7.33       $ 6.04
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)     (0.02)    (0.03)     0.09        (0.02)
Net realized and unrealized gain (loss)                          0.85       0.08      1.06      0.56         1.31
                                                              ------------------------------------------------------
Total operations                                                 0.84       0.06      1.03      0.65         1.29
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         --         --        --(f)     --           --
From net realized gains                                         (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
Total distributions                                             (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  8.16    $  7.79    $ 8.51    $ 7.98       $ 7.33
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                             11.28%      1.60%    13.52%     8.87%       21.36%
NET ASSETS END OF PERIOD (000's)                              $ 1,223    $   838    $  469    $  876       $  121
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.11%      1.12%     1.12%     1.17%        1.17%
Net investment income (loss), to average net assets(e)          (0.13)%    (0.21)%   (0.41)%    1.23%       (0.36)%
Portfolio turnover rate(d)                                         72%        78%       67%       68%         132%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Jennison Growth VP share classes commenced operations as follows:

      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $(0.01) per share.

                                      TST
                     TJNGR-6 Transamerica Jennison Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

                                      TST
                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

                                      TST
                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
                                      TST
                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Large Cap Core VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments.

                                      TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TVKLCC-3 Transamerica Van Kampen Large Cap Core VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended   9/30/2002

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.25%    12.48%      7.01%
Service Class                8.94%      N/A      12.17%
S&P 500 Composite Stock
  Index                      5.49%    12.83%      5.91%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

                                      TST
               TVKLCC-4 Transamerica Van Kampen Large Cap Core VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include DENNIS LYNCH, DAVID COHEN, and SAM CHAINANI, each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, each a Managing Director of Van Kampen, and JAMES WARWICK and DEVIN ARMSTRONG, each an Executive Director of Van Kampen. Mr. Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKLCC-5 Transamerica Van Kampen Large Cap Core VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  18.73   $  18.23   $  16.90   $  15.26     $  12.85
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.15       0.14       0.19         0.22
Net realized and unrealized gain (loss)                           1.50       1.59       1.43       1.71         2.46
                                                              --------------------------------------------------------
Total operations                                                  1.69       1.74       1.57       1.90         2.68
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.19)     (0.18)     (0.24)     (0.26)       (0.27)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (1.24)     (0.24)     (0.26)       (0.27)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.04   $  18.73   $  18.23   $  16.90     $  15.26
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.25%     10.33%      9.41%     12.75%       21.08%
NET ASSETS END OF PERIOD (000's)                              $153,192   $180,443   $208,119   $234,150     $246,502
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.82%      0.82%      0.82%        0.83%
Net investment income (loss), to average net assets(e)            0.97%      0.81%      0.84%      1.23%        1.62%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.04   $  18.52   $  17.19   $  15.51     $  13.37
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.10       0.10       0.16         0.13
Net realized and unrealized gain (loss)                           1.51       1.63       1.45       1.75         2.03
                                                              --------------------------------------------------------
Total operations                                                  1.66       1.73       1.55       1.91         2.16
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.15)     (0.15)     (0.22)     (0.23)       (0.02)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.34)     (1.21)     (0.22)     (0.23)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.36   $  19.04   $  18.52   $  17.19     $  15.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.94%     10.06%      9.12%     12.53%       16.14%
NET ASSETS END OF PERIOD (000's)                              $  1,878   $  1,428   $  1,076   $    805     $    225
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.07%      1.07%      1.07%        1.08%
Net investment income (loss), to average net assets(e)            0.74%      0.55%      0.59%      1.03%        1.31%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Large Cap Core VP share classes commenced operations as follows:

      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TVKLCC-6 Transamerica Van Kampen Large Cap Core VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TACLCV-1    Transamerica American Century Large Company Value VP
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                             TJNGR-1    Transamerica Jennison Growth VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                            TVKLCC-1    Transamerica Van Kampen Large Cap Core VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    Transamerica American Century LargeCompany Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of

                                      TST
          TACLCV-1 Transamerica American Century Large Company Value VP favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of

                                      TST
          TACLCV-2 Transamerica American Century Large Company Value VP improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and
Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance that is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.21%  Quarter ended  6/30/2003
Lowest:   (16.82)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 (1.12)%   12.58%     4.97%
Service Class                 (1.33)%     N/A     12.44%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     4.27%
Russell 1000(R) Value Index   (0.17)%   14.63%     7.28%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual

                                      TST
          TACLCV-3 Transamerica American Century Large Company Value VP portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.82%      0.82%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.04%      0.04%
                                  ------------------
TOTAL                               0.86%      1.11%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES              0.86%      1.11%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% of assets over $250 million up to $500 million; 0.35% of assets over $500 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

                                      TST
          TACLCV-4 Transamerica American Century Large Company Value VP

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in April 2000. Before joining American Century, he spent 6 years with UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
          TACLCV-5 Transamerica American Century Large Company Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.34   $  11.01   $  11.06   $   9.81     $  7.64
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.21       0.19       0.18       0.17        0.12
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.18        2.08
                                                              --------------------------------------------------------
Total operations                                                 (0.12)      1.99       0.44       1.35        2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.30)     (0.07)     (0.10)      (0.03)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.11)     (1.66)     (0.49)     (0.10)      (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.11   $  11.34   $  11.01   $  11.06     $  9.81
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.12)%    19.68%      4.15%     13.91%      28.79%
NET ASSETS END OF PERIOD (000's)                              $448,651   $173,206   $120,738   $185,445     $59,978
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.92%      0.91%      0.97%       1.08%
Net investment income (loss), to average net assets(e)            1.79%      1.72%      1.62%      1.67%       1.41%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.33   $  11.00   $  11.07   $   9.82     $  7.90
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.17       0.15       0.17        0.08
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.16        1.85
                                                              --------------------------------------------------------
Total operations                                                 (0.15)      1.97       0.41       1.33        1.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.28)     (0.06)     (0.08)      (0.01)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.08)     (1.64)     (0.48)     (0.08)      (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.10   $  11.33   $  11.00   $  11.07     $  9.82
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.33)%    19.44%      3.83%     13.61%      24.40%
NET ASSETS END OF PERIOD (000's)                              $  2,402   $  3,073   $  1,781   $  1,947     $   149
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.17%      1.16%      1.22%       1.31%
Net investment income (loss), to average net assets(e)            1.52%      1.49%      1.36%      1.66%       1.39%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica American Century Large Company Value VP share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
          TACLCV-6 Transamerica American Century Large Company Value VP

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)       Transamerica JennisonGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth
 - Above average revenue and earnings per share growth
 - Sustainable or improving profitability
 - Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index ("S&P 500"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise
 - Unique marketing competency
 - Strong research and development leading to superior new product flow
 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in

                                      TST
                     TJNGR-1 Transamerica Jennison Growth VP
price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                     TJNGR-2 Transamerica Jennison Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)
The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class            11.51%    12.70%        0.00%
Service Class            11.28%      N/A        11.97%
Russell 1000(R) Growth
  Index                  11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain

                                      TST
                     TJNGR-3 Transamerica Jennison Growth VP
    extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

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                     TJNGR-4 Transamerica Jennison Growth VP

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)              2007        2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $     7.86   $   8.55   $   8.01   $   7.34   $   5.70
INVESTMENT OPERATIONS
Net investment income (loss)                                        0.01       0.01      (0.01)      0.01         --
Net realized and unrealized gain (loss)                             0.86       0.08       1.07       0.66       1.64
                                                              ------------------------------------------------------
Total operations                                                    0.87       0.09       1.06       0.67       1.64
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         (0.01)        --      (0.02)        --         --
From net realized gains                                            (0.47)     (0.78)     (0.50)        --         --
                                                              ------------------------------------------------------
Total distributions                                                (0.48)     (0.78)     (0.52)        --         --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $     8.25   $   7.86   $   8.55   $   8.01   $   7.34
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                                11.51%      1.96%     13.79%      9.13%     28.77%
NET ASSETS END OF PERIOD (000's)                              $  161,847   $145,174   $152,630   $128,235   $160,265
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                   0.86%      0.87%      0.87%      0.90%      0.90%
Net investment income (loss), to average net assets(e)              0.16%      0.07%     (0.14)%     0.19%     (0.04)%
Portfolio turnover rate(d)                                            72%        78%        67%        68%       132%
--------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  7.79    $  8.51    $ 7.98    $ 7.33       $ 6.04
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)     (0.02)    (0.03)     0.09        (0.02)
Net realized and unrealized gain (loss)                          0.85       0.08      1.06      0.56         1.31
                                                              ------------------------------------------------------
Total operations                                                 0.84       0.06      1.03      0.65         1.29
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         --         --        --(f)     --           --
From net realized gains                                         (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
Total distributions                                             (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  8.16    $  7.79    $ 8.51    $ 7.98       $ 7.33
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                             11.28%      1.60%    13.52%     8.87%       21.36%
NET ASSETS END OF PERIOD (000's)                              $ 1,223    $   838    $  469    $  876       $  121
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.11%      1.12%     1.12%     1.17%        1.17%
Net investment income (loss), to average net assets(e)          (0.13)%    (0.21)%   (0.41)%    1.23%       (0.36)%
Portfolio turnover rate(d)                                         72%        78%       67%       68%         132%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Jennison Growth VP share classes commenced operations as follows:

      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $(0.01) per share.

                                      TST
                     TJNGR-6 Transamerica Jennison Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

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                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

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                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

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                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

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                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Large Cap Core VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments.

                                      TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TVKLCC-3 Transamerica Van Kampen Large Cap Core VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended   9/30/2002

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.25%    12.48%      7.01%
Service Class                8.94%      N/A      12.17%
S&P 500 Composite Stock
  Index                      5.49%    12.83%      5.91%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

                                      TST
               TVKLCC-4 Transamerica Van Kampen Large Cap Core VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include DENNIS LYNCH, DAVID COHEN, and SAM CHAINANI, each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, each a Managing Director of Van Kampen, and JAMES WARWICK and DEVIN ARMSTRONG, each an Executive Director of Van Kampen. Mr. Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKLCC-5 Transamerica Van Kampen Large Cap Core VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  18.73   $  18.23   $  16.90   $  15.26     $  12.85
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.15       0.14       0.19         0.22
Net realized and unrealized gain (loss)                           1.50       1.59       1.43       1.71         2.46
                                                              --------------------------------------------------------
Total operations                                                  1.69       1.74       1.57       1.90         2.68
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.19)     (0.18)     (0.24)     (0.26)       (0.27)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (1.24)     (0.24)     (0.26)       (0.27)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.04   $  18.73   $  18.23   $  16.90     $  15.26
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.25%     10.33%      9.41%     12.75%       21.08%
NET ASSETS END OF PERIOD (000's)                              $153,192   $180,443   $208,119   $234,150     $246,502
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.82%      0.82%      0.82%        0.83%
Net investment income (loss), to average net assets(e)            0.97%      0.81%      0.84%      1.23%        1.62%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.04   $  18.52   $  17.19   $  15.51     $  13.37
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.10       0.10       0.16         0.13
Net realized and unrealized gain (loss)                           1.51       1.63       1.45       1.75         2.03
                                                              --------------------------------------------------------
Total operations                                                  1.66       1.73       1.55       1.91         2.16
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.15)     (0.15)     (0.22)     (0.23)       (0.02)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.34)     (1.21)     (0.22)     (0.23)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.36   $  19.04   $  18.52   $  17.19     $  15.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.94%     10.06%      9.12%     12.53%       16.14%
NET ASSETS END OF PERIOD (000's)                              $  1,878   $  1,428   $  1,076   $    805     $    225
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.07%      1.07%      1.07%        1.08%
Net investment income (loss), to average net assets(e)            0.74%      0.55%      0.59%      1.03%        1.31%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Large Cap Core VP share classes commenced operations as follows:

      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TVKLCC-6 Transamerica Van Kampen Large Cap Core VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

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ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TACLCV-1    Transamerica American Century Large Company Value VP
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                             TJNGR-1    Transamerica Jennison Growth VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                            TVKLCC-1    Transamerica Van Kampen Large Cap Core VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    Transamerica American Century LargeCompany Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of

                                      TST
          TACLCV-1 Transamerica American Century Large Company Value VP favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of

                                      TST
          TACLCV-2 Transamerica American Century Large Company Value VP improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and
Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance that is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.21%  Quarter ended  6/30/2003
Lowest:   (16.82)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 (1.12)%   12.58%     4.97%
Service Class                 (1.33)%     N/A     12.44%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     4.27%
Russell 1000(R) Value Index   (0.17)%   14.63%     7.28%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual

                                      TST
          TACLCV-3 Transamerica American Century Large Company Value VP portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.82%      0.82%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.04%      0.04%
                                  ------------------
TOTAL                               0.86%      1.11%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES              0.86%      1.11%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% of assets over $250 million up to $500 million; 0.35% of assets over $500 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

                                      TST
          TACLCV-4 Transamerica American Century Large Company Value VP

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in April 2000. Before joining American Century, he spent 6 years with UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
          TACLCV-5 Transamerica American Century Large Company Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.34   $  11.01   $  11.06   $   9.81     $  7.64
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.21       0.19       0.18       0.17        0.12
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.18        2.08
                                                              --------------------------------------------------------
Total operations                                                 (0.12)      1.99       0.44       1.35        2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.30)     (0.07)     (0.10)      (0.03)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.11)     (1.66)     (0.49)     (0.10)      (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.11   $  11.34   $  11.01   $  11.06     $  9.81
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.12)%    19.68%      4.15%     13.91%      28.79%
NET ASSETS END OF PERIOD (000's)                              $448,651   $173,206   $120,738   $185,445     $59,978
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.92%      0.91%      0.97%       1.08%
Net investment income (loss), to average net assets(e)            1.79%      1.72%      1.62%      1.67%       1.41%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.33   $  11.00   $  11.07   $   9.82     $  7.90
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.17       0.15       0.17        0.08
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.16        1.85
                                                              --------------------------------------------------------
Total operations                                                 (0.15)      1.97       0.41       1.33        1.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.28)     (0.06)     (0.08)      (0.01)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.08)     (1.64)     (0.48)     (0.08)      (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.10   $  11.33   $  11.00   $  11.07     $  9.82
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.33)%    19.44%      3.83%     13.61%      24.40%
NET ASSETS END OF PERIOD (000's)                              $  2,402   $  3,073   $  1,781   $  1,947     $   149
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.17%      1.16%      1.22%       1.31%
Net investment income (loss), to average net assets(e)            1.52%      1.49%      1.36%      1.66%       1.39%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica American Century Large Company Value VP share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
          TACLCV-6 Transamerica American Century Large Company Value VP

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)       Transamerica JennisonGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth
 - Above average revenue and earnings per share growth
 - Sustainable or improving profitability
 - Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index ("S&P 500"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise
 - Unique marketing competency
 - Strong research and development leading to superior new product flow
 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in

                                      TST
                     TJNGR-1 Transamerica Jennison Growth VP
price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                     TJNGR-2 Transamerica Jennison Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)
The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class            11.51%    12.70%        0.00%
Service Class            11.28%      N/A        11.97%
Russell 1000(R) Growth
  Index                  11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain

                                      TST
                     TJNGR-3 Transamerica Jennison Growth VP
    extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

                                      TST
                     TJNGR-4 Transamerica Jennison Growth VP

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)              2007        2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $     7.86   $   8.55   $   8.01   $   7.34   $   5.70
INVESTMENT OPERATIONS
Net investment income (loss)                                        0.01       0.01      (0.01)      0.01         --
Net realized and unrealized gain (loss)                             0.86       0.08       1.07       0.66       1.64
                                                              ------------------------------------------------------
Total operations                                                    0.87       0.09       1.06       0.67       1.64
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         (0.01)        --      (0.02)        --         --
From net realized gains                                            (0.47)     (0.78)     (0.50)        --         --
                                                              ------------------------------------------------------
Total distributions                                                (0.48)     (0.78)     (0.52)        --         --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $     8.25   $   7.86   $   8.55   $   8.01   $   7.34
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                                11.51%      1.96%     13.79%      9.13%     28.77%
NET ASSETS END OF PERIOD (000's)                              $  161,847   $145,174   $152,630   $128,235   $160,265
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                   0.86%      0.87%      0.87%      0.90%      0.90%
Net investment income (loss), to average net assets(e)              0.16%      0.07%     (0.14)%     0.19%     (0.04)%
Portfolio turnover rate(d)                                            72%        78%        67%        68%       132%
--------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  7.79    $  8.51    $ 7.98    $ 7.33       $ 6.04
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)     (0.02)    (0.03)     0.09        (0.02)
Net realized and unrealized gain (loss)                          0.85       0.08      1.06      0.56         1.31
                                                              ------------------------------------------------------
Total operations                                                 0.84       0.06      1.03      0.65         1.29
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         --         --        --(f)     --           --
From net realized gains                                         (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
Total distributions                                             (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  8.16    $  7.79    $ 8.51    $ 7.98       $ 7.33
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                             11.28%      1.60%    13.52%     8.87%       21.36%
NET ASSETS END OF PERIOD (000's)                              $ 1,223    $   838    $  469    $  876       $  121
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.11%      1.12%     1.12%     1.17%        1.17%
Net investment income (loss), to average net assets(e)          (0.13)%    (0.21)%   (0.41)%    1.23%       (0.36)%
Portfolio turnover rate(d)                                         72%        78%       67%       68%         132%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Jennison Growth VP share classes commenced operations as follows:

      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $(0.01) per share.

                                      TST
                     TJNGR-6 Transamerica Jennison Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

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                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

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                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Large Cap Core VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments.

                                      TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TVKLCC-3 Transamerica Van Kampen Large Cap Core VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended   9/30/2002

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.25%    12.48%      7.01%
Service Class                8.94%      N/A      12.17%
S&P 500 Composite Stock
  Index                      5.49%    12.83%      5.91%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

                                      TST
               TVKLCC-4 Transamerica Van Kampen Large Cap Core VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include DENNIS LYNCH, DAVID COHEN, and SAM CHAINANI, each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, each a Managing Director of Van Kampen, and JAMES WARWICK and DEVIN ARMSTRONG, each an Executive Director of Van Kampen. Mr. Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKLCC-5 Transamerica Van Kampen Large Cap Core VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  18.73   $  18.23   $  16.90   $  15.26     $  12.85
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.15       0.14       0.19         0.22
Net realized and unrealized gain (loss)                           1.50       1.59       1.43       1.71         2.46
                                                              --------------------------------------------------------
Total operations                                                  1.69       1.74       1.57       1.90         2.68
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.19)     (0.18)     (0.24)     (0.26)       (0.27)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (1.24)     (0.24)     (0.26)       (0.27)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.04   $  18.73   $  18.23   $  16.90     $  15.26
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.25%     10.33%      9.41%     12.75%       21.08%
NET ASSETS END OF PERIOD (000's)                              $153,192   $180,443   $208,119   $234,150     $246,502
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.82%      0.82%      0.82%        0.83%
Net investment income (loss), to average net assets(e)            0.97%      0.81%      0.84%      1.23%        1.62%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.04   $  18.52   $  17.19   $  15.51     $  13.37
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.10       0.10       0.16         0.13
Net realized and unrealized gain (loss)                           1.51       1.63       1.45       1.75         2.03
                                                              --------------------------------------------------------
Total operations                                                  1.66       1.73       1.55       1.91         2.16
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.15)     (0.15)     (0.22)     (0.23)       (0.02)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.34)     (1.21)     (0.22)     (0.23)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.36   $  19.04   $  18.52   $  17.19     $  15.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.94%     10.06%      9.12%     12.53%       16.14%
NET ASSETS END OF PERIOD (000's)                              $  1,878   $  1,428   $  1,076   $    805     $    225
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.07%      1.07%      1.07%        1.08%
Net investment income (loss), to average net assets(e)            0.74%      0.55%      0.59%      1.03%        1.31%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Large Cap Core VP share classes commenced operations as follows:

      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TVKLCC-6 Transamerica Van Kampen Large Cap Core VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

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REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.
                                          Appendix B    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix B

Appendix B
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix B

Appendix B
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix B

Appendix B
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix B

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                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                            TVKLCC-1    Transamerica Van Kampen Large Cap Core VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    Transamerica American Century LargeCompany Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of

                                      TST
          TACLCV-1 Transamerica American Century Large Company Value VP favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of

                                      TST
          TACLCV-2 Transamerica American Century Large Company Value VP improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and
Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance that is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.21%  Quarter ended  6/30/2003
Lowest:   (16.82)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 (1.12)%   12.58%     4.97%
Service Class                 (1.33)%     N/A     12.44%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     4.27%
Russell 1000(R) Value Index   (0.17)%   14.63%     7.28%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual

                                      TST
          TACLCV-3 Transamerica American Century Large Company Value VP portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.82%      0.82%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.04%      0.04%
                                  ------------------
TOTAL                               0.86%      1.11%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES              0.86%      1.11%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% of assets over $250 million up to $500 million; 0.35% of assets over $500 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

                                      TST
          TACLCV-4 Transamerica American Century Large Company Value VP

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in April 2000. Before joining American Century, he spent 6 years with UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
          TACLCV-5 Transamerica American Century Large Company Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.34   $  11.01   $  11.06   $   9.81     $  7.64
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.21       0.19       0.18       0.17        0.12
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.18        2.08
                                                              --------------------------------------------------------
Total operations                                                 (0.12)      1.99       0.44       1.35        2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.30)     (0.07)     (0.10)      (0.03)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.11)     (1.66)     (0.49)     (0.10)      (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.11   $  11.34   $  11.01   $  11.06     $  9.81
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.12)%    19.68%      4.15%     13.91%      28.79%
NET ASSETS END OF PERIOD (000's)                              $448,651   $173,206   $120,738   $185,445     $59,978
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.92%      0.91%      0.97%       1.08%
Net investment income (loss), to average net assets(e)            1.79%      1.72%      1.62%      1.67%       1.41%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.33   $  11.00   $  11.07   $   9.82     $  7.90
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.17       0.15       0.17        0.08
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.16        1.85
                                                              --------------------------------------------------------
Total operations                                                 (0.15)      1.97       0.41       1.33        1.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.28)     (0.06)     (0.08)      (0.01)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.08)     (1.64)     (0.48)     (0.08)      (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.10   $  11.33   $  11.00   $  11.07     $  9.82
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.33)%    19.44%      3.83%     13.61%      24.40%
NET ASSETS END OF PERIOD (000's)                              $  2,402   $  3,073   $  1,781   $  1,947     $   149
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.17%      1.16%      1.22%       1.31%
Net investment income (loss), to average net assets(e)            1.52%      1.49%      1.36%      1.66%       1.39%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica American Century Large Company Value VP share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
          TACLCV-6 Transamerica American Century Large Company Value VP

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Large Cap Core VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments.

                                      TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TVKLCC-3 Transamerica Van Kampen Large Cap Core VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended   9/30/2002

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.25%    12.48%      7.01%
Service Class                8.94%      N/A      12.17%
S&P 500 Composite Stock
  Index                      5.49%    12.83%      5.91%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

                                      TST
               TVKLCC-4 Transamerica Van Kampen Large Cap Core VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include DENNIS LYNCH, DAVID COHEN, and SAM CHAINANI, each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, each a Managing Director of Van Kampen, and JAMES WARWICK and DEVIN ARMSTRONG, each an Executive Director of Van Kampen. Mr. Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKLCC-5 Transamerica Van Kampen Large Cap Core VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  18.73   $  18.23   $  16.90   $  15.26     $  12.85
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.15       0.14       0.19         0.22
Net realized and unrealized gain (loss)                           1.50       1.59       1.43       1.71         2.46
                                                              --------------------------------------------------------
Total operations                                                  1.69       1.74       1.57       1.90         2.68
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.19)     (0.18)     (0.24)     (0.26)       (0.27)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (1.24)     (0.24)     (0.26)       (0.27)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.04   $  18.73   $  18.23   $  16.90     $  15.26
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.25%     10.33%      9.41%     12.75%       21.08%
NET ASSETS END OF PERIOD (000's)                              $153,192   $180,443   $208,119   $234,150     $246,502
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.82%      0.82%      0.82%        0.83%
Net investment income (loss), to average net assets(e)            0.97%      0.81%      0.84%      1.23%        1.62%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.04   $  18.52   $  17.19   $  15.51     $  13.37
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.10       0.10       0.16         0.13
Net realized and unrealized gain (loss)                           1.51       1.63       1.45       1.75         2.03
                                                              --------------------------------------------------------
Total operations                                                  1.66       1.73       1.55       1.91         2.16
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.15)     (0.15)     (0.22)     (0.23)       (0.02)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.34)     (1.21)     (0.22)     (0.23)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.36   $  19.04   $  18.52   $  17.19     $  15.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.94%     10.06%      9.12%     12.53%       16.14%
NET ASSETS END OF PERIOD (000's)                              $  1,878   $  1,428   $  1,076   $    805     $    225
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.07%      1.07%      1.07%        1.08%
Net investment income (loss), to average net assets(e)            0.74%      0.55%      0.59%      1.03%        1.31%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Large Cap Core VP share classes commenced operations as follows:

      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TVKLCC-6 Transamerica Van Kampen Large Cap Core VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                             TJNGR-1    Transamerica Jennison Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)       Transamerica JennisonGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth
 - Above average revenue and earnings per share growth
 - Sustainable or improving profitability
 - Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index ("S&P 500"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise
 - Unique marketing competency
 - Strong research and development leading to superior new product flow
 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in

                                      TST
                     TJNGR-1 Transamerica Jennison Growth VP
price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                     TJNGR-2 Transamerica Jennison Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)
The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class            11.51%    12.70%        0.00%
Service Class            11.28%      N/A        11.97%
Russell 1000(R) Growth
  Index                  11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain

                                      TST
                     TJNGR-3 Transamerica Jennison Growth VP
    extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

                                      TST
                     TJNGR-4 Transamerica Jennison Growth VP

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)              2007        2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $     7.86   $   8.55   $   8.01   $   7.34   $   5.70
INVESTMENT OPERATIONS
Net investment income (loss)                                        0.01       0.01      (0.01)      0.01         --
Net realized and unrealized gain (loss)                             0.86       0.08       1.07       0.66       1.64
                                                              ------------------------------------------------------
Total operations                                                    0.87       0.09       1.06       0.67       1.64
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         (0.01)        --      (0.02)        --         --
From net realized gains                                            (0.47)     (0.78)     (0.50)        --         --
                                                              ------------------------------------------------------
Total distributions                                                (0.48)     (0.78)     (0.52)        --         --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $     8.25   $   7.86   $   8.55   $   8.01   $   7.34
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                                11.51%      1.96%     13.79%      9.13%     28.77%
NET ASSETS END OF PERIOD (000's)                              $  161,847   $145,174   $152,630   $128,235   $160,265
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                   0.86%      0.87%      0.87%      0.90%      0.90%
Net investment income (loss), to average net assets(e)              0.16%      0.07%     (0.14)%     0.19%     (0.04)%
Portfolio turnover rate(d)                                            72%        78%        67%        68%       132%
--------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  7.79    $  8.51    $ 7.98    $ 7.33       $ 6.04
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)     (0.02)    (0.03)     0.09        (0.02)
Net realized and unrealized gain (loss)                          0.85       0.08      1.06      0.56         1.31
                                                              ------------------------------------------------------
Total operations                                                 0.84       0.06      1.03      0.65         1.29
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         --         --        --(f)     --           --
From net realized gains                                         (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
Total distributions                                             (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  8.16    $  7.79    $ 8.51    $ 7.98       $ 7.33
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                             11.28%      1.60%    13.52%     8.87%       21.36%
NET ASSETS END OF PERIOD (000's)                              $ 1,223    $   838    $  469    $  876       $  121
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.11%      1.12%     1.12%     1.17%        1.17%
Net investment income (loss), to average net assets(e)          (0.13)%    (0.21)%   (0.41)%    1.23%       (0.36)%
Portfolio turnover rate(d)                                         72%        78%       67%       68%         132%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Jennison Growth VP share classes commenced operations as follows:

      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $(0.01) per share.

                                      TST
                     TJNGR-6 Transamerica Jennison Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
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SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                               TMM-1    Transamerica Money Market VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

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                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

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                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

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                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
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                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

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                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

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                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                                TE-1    Transamerica Equity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                               TST-1    Transamerica Science & Technology VP
                                               TTG-1    Transamerica Templeton Global VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
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                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
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                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

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                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

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                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

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                     TTG-7 Transamerica Templeton Global VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

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More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

                                      TST
                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

                                      TST
                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
                                      TST
                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
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                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
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                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

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                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                               TMM-1    Transamerica Money Market VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                             TJNGR-1    Transamerica Jennison Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

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                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

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                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

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                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)       Transamerica JennisonGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth
 - Above average revenue and earnings per share growth
 - Sustainable or improving profitability
 - Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index ("S&P 500"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise
 - Unique marketing competency
 - Strong research and development leading to superior new product flow
 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in

                                      TST
                     TJNGR-1 Transamerica Jennison Growth VP
price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                     TJNGR-2 Transamerica Jennison Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)
The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class            11.51%    12.70%        0.00%
Service Class            11.28%      N/A        11.97%
Russell 1000(R) Growth
  Index                  11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain

                                      TST
                     TJNGR-3 Transamerica Jennison Growth VP
    extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

                                      TST
                     TJNGR-4 Transamerica Jennison Growth VP

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)              2007        2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $     7.86   $   8.55   $   8.01   $   7.34   $   5.70
INVESTMENT OPERATIONS
Net investment income (loss)                                        0.01       0.01      (0.01)      0.01         --
Net realized and unrealized gain (loss)                             0.86       0.08       1.07       0.66       1.64
                                                              ------------------------------------------------------
Total operations                                                    0.87       0.09       1.06       0.67       1.64
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         (0.01)        --      (0.02)        --         --
From net realized gains                                            (0.47)     (0.78)     (0.50)        --         --
                                                              ------------------------------------------------------
Total distributions                                                (0.48)     (0.78)     (0.52)        --         --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $     8.25   $   7.86   $   8.55   $   8.01   $   7.34
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                                11.51%      1.96%     13.79%      9.13%     28.77%
NET ASSETS END OF PERIOD (000's)                              $  161,847   $145,174   $152,630   $128,235   $160,265
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                   0.86%      0.87%      0.87%      0.90%      0.90%
Net investment income (loss), to average net assets(e)              0.16%      0.07%     (0.14)%     0.19%     (0.04)%
Portfolio turnover rate(d)                                            72%        78%        67%        68%       132%
--------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  7.79    $  8.51    $ 7.98    $ 7.33       $ 6.04
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)     (0.02)    (0.03)     0.09        (0.02)
Net realized and unrealized gain (loss)                          0.85       0.08      1.06      0.56         1.31
                                                              ------------------------------------------------------
Total operations                                                 0.84       0.06      1.03      0.65         1.29
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         --         --        --(f)     --           --
From net realized gains                                         (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
Total distributions                                             (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  8.16    $  7.79    $ 8.51    $ 7.98       $ 7.33
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                             11.28%      1.60%    13.52%     8.87%       21.36%
NET ASSETS END OF PERIOD (000's)                              $ 1,223    $   838    $  469    $  876       $  121
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.11%      1.12%     1.12%     1.17%        1.17%
Net investment income (loss), to average net assets(e)          (0.13)%    (0.21)%   (0.41)%    1.23%       (0.36)%
Portfolio turnover rate(d)                                         72%        78%       67%       68%         132%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Jennison Growth VP share classes commenced operations as follows:

      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $(0.01) per share.

                                      TST
                     TJNGR-6 Transamerica Jennison Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
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NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
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                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

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                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

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                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

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                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
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                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

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                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

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                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix B

Appendix B
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix B

Appendix B
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix B

Appendix B
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TMM-1    Transamerica Money Market VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
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(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
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The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
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SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                               TMM-1    Transamerica Money Market VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

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                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                                TE-1    Transamerica Equity VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                               TTG-1    Transamerica Templeton Global VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
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SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

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Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

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               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

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               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

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               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

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               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

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               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

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More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

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More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TE-1    Transamerica Equity VP
                                               TTG-1    Transamerica Templeton Global VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
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The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
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SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
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SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

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More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

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More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

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                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

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                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

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                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
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                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

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                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

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                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

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                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

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                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                                TE-1    Transamerica Equity VP
                                             TJNGR-1    Transamerica Jennison Growth VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                               TST-1    Transamerica Science & Technology VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)       Transamerica JennisonGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth
 - Above average revenue and earnings per share growth
 - Sustainable or improving profitability
 - Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index ("S&P 500"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise
 - Unique marketing competency
 - Strong research and development leading to superior new product flow
 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in

                                      TST
                     TJNGR-1 Transamerica Jennison Growth VP
price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                     TJNGR-2 Transamerica Jennison Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)
The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class            11.51%    12.70%        0.00%
Service Class            11.28%      N/A        11.97%
Russell 1000(R) Growth
  Index                  11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain

                                      TST
                     TJNGR-3 Transamerica Jennison Growth VP
    extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

                                      TST
                     TJNGR-4 Transamerica Jennison Growth VP

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)              2007        2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $     7.86   $   8.55   $   8.01   $   7.34   $   5.70
INVESTMENT OPERATIONS
Net investment income (loss)                                        0.01       0.01      (0.01)      0.01         --
Net realized and unrealized gain (loss)                             0.86       0.08       1.07       0.66       1.64
                                                              ------------------------------------------------------
Total operations                                                    0.87       0.09       1.06       0.67       1.64
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         (0.01)        --      (0.02)        --         --
From net realized gains                                            (0.47)     (0.78)     (0.50)        --         --
                                                              ------------------------------------------------------
Total distributions                                                (0.48)     (0.78)     (0.52)        --         --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $     8.25   $   7.86   $   8.55   $   8.01   $   7.34
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                                11.51%      1.96%     13.79%      9.13%     28.77%
NET ASSETS END OF PERIOD (000's)                              $  161,847   $145,174   $152,630   $128,235   $160,265
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                   0.86%      0.87%      0.87%      0.90%      0.90%
Net investment income (loss), to average net assets(e)              0.16%      0.07%     (0.14)%     0.19%     (0.04)%
Portfolio turnover rate(d)                                            72%        78%        67%        68%       132%
--------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  7.79    $  8.51    $ 7.98    $ 7.33       $ 6.04
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)     (0.02)    (0.03)     0.09        (0.02)
Net realized and unrealized gain (loss)                          0.85       0.08      1.06      0.56         1.31
                                                              ------------------------------------------------------
Total operations                                                 0.84       0.06      1.03      0.65         1.29
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         --         --        --(f)     --           --
From net realized gains                                         (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
Total distributions                                             (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  8.16    $  7.79    $ 8.51    $ 7.98       $ 7.33
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                             11.28%      1.60%    13.52%     8.87%       21.36%
NET ASSETS END OF PERIOD (000's)                              $ 1,223    $   838    $  469    $  876       $  121
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.11%      1.12%     1.12%     1.17%        1.17%
Net investment income (loss), to average net assets(e)          (0.13)%    (0.21)%   (0.41)%    1.23%       (0.36)%
Portfolio turnover rate(d)                                         72%        78%       67%       68%         132%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Jennison Growth VP share classes commenced operations as follows:

      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $(0.01) per share.

                                      TST
                     TJNGR-6 Transamerica Jennison Growth VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
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(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
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The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
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SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TACLCV-1    Transamerica American Century Large Company Value VP
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                             TJNGR-1    Transamerica Jennison Growth VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                            TVKLCC-1    Transamerica Van Kampen Large Cap Core VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    Transamerica American Century LargeCompany Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc. ("American Century"), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock price. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's net assets invested in large capitalization U.S. equity securities of companies comprising the Russell 1000(R) Index regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of

                                      TST
          TACLCV-1 Transamerica American Century Large Company Value VP favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines
If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of

                                      TST
          TACLCV-2 Transamerica American Century Large Company Value VP improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and
Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance that is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.21%  Quarter ended  6/30/2003
Lowest:   (16.82)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 (1.12)%   12.58%     4.97%
Service Class                 (1.33)%     N/A     12.44%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     4.27%
Russell 1000(R) Value Index   (0.17)%   14.63%     7.28%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual

                                      TST
          TACLCV-3 Transamerica American Century Large Company Value VP portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.82%      0.82%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.04%      0.04%
                                  ------------------
TOTAL                               0.86%      1.11%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES              0.86%      1.11%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.82% of the portfolio's average daily net assets.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main Street, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% of assets over $250 million up to $500 million; 0.35% of assets over $500 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

                                      TST
          TACLCV-4 Transamerica American Century Large Company Value VP

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

American Century uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. Mr. Ritter has a bachelor's degree in mathematics and a master's degree in economics from Carnegie Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, is a member of the team that manages the portfolio. He joined American Century in April 2000. Before joining American Century, he spent 6 years with UFAA as an Equity Analyst. Mr. Healy has a bachelor's degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
          TACLCV-5 Transamerica American Century Large Company Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.34   $  11.01   $  11.06   $   9.81     $  7.64
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.21       0.19       0.18       0.17        0.12
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.18        2.08
                                                              --------------------------------------------------------
Total operations                                                 (0.12)      1.99       0.44       1.35        2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.30)     (0.07)     (0.10)      (0.03)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.11)     (1.66)     (0.49)     (0.10)      (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.11   $  11.34   $  11.01   $  11.06     $  9.81
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.12)%    19.68%      4.15%     13.91%      28.79%
NET ASSETS END OF PERIOD (000's)                              $448,651   $173,206   $120,738   $185,445     $59,978
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.92%      0.91%      0.97%       1.08%
Net investment income (loss), to average net assets(e)            1.79%      1.72%      1.62%      1.67%       1.41%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.33   $  11.00   $  11.07   $   9.82     $  7.90
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.17       0.15       0.17        0.08
Net realized and unrealized gain (loss)                          (0.33)      1.80       0.26       1.16        1.85
                                                              --------------------------------------------------------
Total operations                                                 (0.15)      1.97       0.41       1.33        1.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.28)     (0.06)     (0.08)      (0.01)
From net realized gains                                          (0.05)     (1.36)     (0.42)        --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.08)     (1.64)     (0.48)     (0.08)      (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.10   $  11.33   $  11.00   $  11.07     $  9.82
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (1.33)%    19.44%      3.83%     13.61%      24.40%
NET ASSETS END OF PERIOD (000's)                              $  2,402   $  3,073   $  1,781   $  1,947     $   149
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.17%      1.16%      1.22%       1.31%
Net investment income (loss), to average net assets(e)            1.52%      1.49%      1.36%      1.66%       1.39%
Portfolio turnover rate(d)                                          18%        19%        26%        86%         62%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica American Century Large Company Value VP share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
          TACLCV-6 Transamerica American Century Large Company Value VP

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)       Transamerica JennisonGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC ("Jennison"), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depositary receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a "bottom-up" approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth
 - Above average revenue and earnings per share growth
 - Sustainable or improving profitability
 - Strong balance sheets

In addition, Jennison looks for companies that have actually achieved or exceeded expected earnings results and are attractively valued relative to their growth prospects. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index ("S&P 500"). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. The sub-adviser focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise
 - Unique marketing competency
 - Strong research and development leading to superior new product flow
 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in

                                      TST
                     TJNGR-1 Transamerica Jennison Growth VP
price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                     TJNGR-2 Transamerica Jennison Growth VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)
The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/2001
Lowest:   (19.36)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class            11.51%    12.70%        0.00%
Service Class            11.28%      N/A        11.97%
Russell 1000(R) Growth
  Index                  11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain

                                      TST
                     TJNGR-3 Transamerica Jennison Growth VP
    extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Jennison Associates LLC, 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982.

                                      TST
                     TJNGR-4 Transamerica Jennison Growth VP

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The sub-adviser has provided investment advisory services since 1969.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TJNGR-5 Transamerica Jennison Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                              ------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)              2007        2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $     7.86   $   8.55   $   8.01   $   7.34   $   5.70
INVESTMENT OPERATIONS
Net investment income (loss)                                        0.01       0.01      (0.01)      0.01         --
Net realized and unrealized gain (loss)                             0.86       0.08       1.07       0.66       1.64
                                                              ------------------------------------------------------
Total operations                                                    0.87       0.09       1.06       0.67       1.64
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         (0.01)        --      (0.02)        --         --
From net realized gains                                            (0.47)     (0.78)     (0.50)        --         --
                                                              ------------------------------------------------------
Total distributions                                                (0.48)     (0.78)     (0.52)        --         --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $     8.25   $   7.86   $   8.55   $   8.01   $   7.34
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                                11.51%      1.96%     13.79%      9.13%     28.77%
NET ASSETS END OF PERIOD (000's)                              $  161,847   $145,174   $152,630   $128,235   $160,265
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                   0.86%      0.87%      0.87%      0.90%      0.90%
Net investment income (loss), to average net assets(e)              0.16%      0.07%     (0.14)%     0.19%     (0.04)%
Portfolio turnover rate(d)                                            72%        78%        67%        68%       132%
--------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)            2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  7.79    $  8.51    $ 7.98    $ 7.33       $ 6.04
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.01)     (0.02)    (0.03)     0.09        (0.02)
Net realized and unrealized gain (loss)                          0.85       0.08      1.06      0.56         1.31
                                                              ------------------------------------------------------
Total operations                                                 0.84       0.06      1.03      0.65         1.29
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                         --         --        --(f)     --           --
From net realized gains                                         (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
Total distributions                                             (0.47)     (0.78)    (0.50)       --           --
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  8.16    $  7.79    $ 8.51    $ 7.98       $ 7.33
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                             11.28%      1.60%    13.52%     8.87%       21.36%
NET ASSETS END OF PERIOD (000's)                              $ 1,223    $   838    $  469    $  876       $  121
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.11%      1.12%     1.12%     1.17%        1.17%
Net investment income (loss), to average net assets(e)          (0.13)%    (0.21)%   (0.41)%    1.23%       (0.36)%
Portfolio turnover rate(d)                                         72%        78%       67%       68%         132%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Jennison Growth VP share classes commenced operations as follows:

      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $(0.01) per share.

                                      TST
                     TJNGR-6 Transamerica Jennison Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

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                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Large Cap Core VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments.

                                      TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TVKLCC-3 Transamerica Van Kampen Large Cap Core VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.66%  Quarter ended  12/31/1999
Lowest:   (12.44)% Quarter ended   9/30/2002

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                9.25%    12.48%      7.01%
Service Class                8.94%      N/A      12.17%
S&P 500 Composite Stock
  Index                      5.49%    12.83%      5.91%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

                                      TST
               TVKLCC-4 Transamerica Van Kampen Large Cap Core VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include DENNIS LYNCH, DAVID COHEN, and SAM CHAINANI, each a Managing Director of Van Kampen, and ALEXANDER NORTON and JASON YEUNG, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, each a Managing Director of Van Kampen, and JAMES WARWICK and DEVIN ARMSTRONG, each an Executive Director of Van Kampen. Mr. Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKLCC-5 Transamerica Van Kampen Large Cap Core VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  18.73   $  18.23   $  16.90   $  15.26     $  12.85
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.15       0.14       0.19         0.22
Net realized and unrealized gain (loss)                           1.50       1.59       1.43       1.71         2.46
                                                              --------------------------------------------------------
Total operations                                                  1.69       1.74       1.57       1.90         2.68
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.19)     (0.18)     (0.24)     (0.26)       (0.27)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (1.24)     (0.24)     (0.26)       (0.27)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.04   $  18.73   $  18.23   $  16.90     $  15.26
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.25%     10.33%      9.41%     12.75%       21.08%
NET ASSETS END OF PERIOD (000's)                              $153,192   $180,443   $208,119   $234,150     $246,502
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.82%      0.82%      0.82%        0.83%
Net investment income (loss), to average net assets(e)            0.97%      0.81%      0.84%      1.23%        1.62%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.04   $  18.52   $  17.19   $  15.51     $  13.37
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.10       0.10       0.16         0.13
Net realized and unrealized gain (loss)                           1.51       1.63       1.45       1.75         2.03
                                                              --------------------------------------------------------
Total operations                                                  1.66       1.73       1.55       1.91         2.16
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.15)     (0.15)     (0.22)     (0.23)       (0.02)
From net realized gains                                          (1.19)     (1.06)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.34)     (1.21)     (0.22)     (0.23)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.36   $  19.04   $  18.52   $  17.19     $  15.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.94%     10.06%      9.12%     12.53%       16.14%
NET ASSETS END OF PERIOD (000's)                              $  1,878   $  1,428   $  1,076   $    805     $    225
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.07%      1.07%      1.07%        1.08%
Net investment income (loss), to average net assets(e)            0.74%      0.55%      0.59%      1.03%        1.31%
Portfolio turnover rate(d)                                          37%        40%        50%       175%         180%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Large Cap Core VP share classes commenced operations as follows:

      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TVKLCC-6 Transamerica Van Kampen Large Cap Core VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

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REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               TMN-1    Transamerica Munder Net50 VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

                                      TST
                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

                                      TST
                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
                                      TST
                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

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More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                                TE-1    Transamerica Equity VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                               TTG-1    Transamerica Templeton Global VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

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This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
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This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
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This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
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The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
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The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
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When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
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INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

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This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

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                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
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                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
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                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

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                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

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                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

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                     TTG-7 Transamerica Templeton Global VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

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More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

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More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

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More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

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More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

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More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               TGO-1    Transamerica Growth Opportunities VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TMARGR-1    Transamerica Marsico Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TTRPGS-1    Transamerica T. Rowe Price Growth Stock VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Growth Stock VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

                                      TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:      23.37%  Quarter ended  12/31/1998
Lowest:      (15.04)% Quarter ended  6/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class               9.91%    13.70%        7.52%
Service Class               9.61%      N/A        12.90%
S&P 500 Composite Stock
  Price Index               5.49%    12.83%        5.91%
Russell 1000(R) Growth
  Index                    11.81%    12.10%        3.83%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 87     $303      $538      $1,211
Service Class             $112     $350      $606      $1,340
--------------------------------------------------------------

                                      TST
               TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................             5% fee reduction
Assets between $1.5
  billion and $3
  billion.................           7.5% fee reduction
Assets above $3 billion...            10% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

P. ROBERT BARTOLO, a Vice President of T. Rowe Price, manages the portfolio day-to-day and is Chairman of the portfolio's Investment Advisory Committee.

Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TTRPGS-4 Transamerica T. Rowe Price Growth Stock VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.77   $  22.85   $  21.63   $  19.72     $  15.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.10       0.06       0.11         0.03
Net realized and unrealized gain (loss)                           2.26       2.84       1.27       1.83         4.61
                                                              --------------------------------------------------------
Total operations                                                  2.38       2.94       1.33       1.94         4.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.06)     (0.11)     (0.03)       (0.01)
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.51)     (1.02)     (0.11)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.64   $  24.77   $  22.85   $  21.63     $  19.72
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.91%     13.38%      6.16%      9.86%       30.76%
NET ASSETS END OF PERIOD (000's)                              $484,693   $306,805   $311,913   $333,533     $325,035
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.86%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            0.46%      0.45%      0.26%      0.53%        0.20%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.63   $  22.73   $  21.55   $  19.70     $  16.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       --(f)      0.09         --(f)
Net realized and unrealized gain (loss)                           2.25       2.83       1.27       1.79         3.62
                                                              --------------------------------------------------------
Total operations                                                  2.30       2.87       1.27       1.88         3.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.03)     (0.01)     (0.09)     (0.03)          --
From net realized gains                                          (1.44)     (0.96)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.47)     (0.97)     (0.09)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.46   $  24.63   $  22.73   $  21.55     $  19.70
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%     13.14%      5.90%      9.56%       22.51%
NET ASSETS END OF PERIOD (000's)                              $  6,980   $  5,738   $  4,231   $  2,966     $    678
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.11%      1.10%        1.12%
Net investment income (loss), to average net assets(e)            0.19%      0.18%        --%(f)     0.47%       0.01%
Portfolio turnover rate(d)                                          56%        42%        38%        38%          38%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Growth Stock VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.
                                      TST
               TTRPGS-5 Transamerica T. Rowe Price Growth Stock VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                              TTAV-1    Transamerica Third Avenue Value VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               TVB-1    Transamerica Value Balanced VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TVKAIA-1    Transamerica Van Kampen Active International Allocation VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.


(VAN KAMPEN INVESTMENTS LOGO)   Transamerica Van Kampen Active International


                     Allocation VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen ("Van Kampen").

The portfolio invests primarily, in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen analyzes both global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the "MSCI EAFE Index"). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates factors such as valuation, growth, inflation, interest rates, corporate earnings growth, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. Within each country and/or sector, Van Kampen will try to replicate, in the aggregate, the performance of a broad local market index by investing in "baskets" of common stocks and other equity securities. The portfolio may invest in emerging market or developing countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market or developing countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the

                                      TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP portfolio publishes all holdings on its website approximately 25 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index ("MSCI-EAFE Index"), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   23.26%  Quarter ended  12/31/1999
Lowest:   (17.80)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               15.60%   20.15%        7.18%
Service Class               15.27%      N/A       21.56%
MSCI-EAFE Index             11.63%   22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.19%      0.19%
                                          ------------------
TOTAL                                       1.04%      1.29%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.04%      1.29%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect the revised expense limitation agreement.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
       TVKAIA-3 Transamerica Van Kampen Active International Allocation VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than the expense limitation then in effect, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $106     $363      $640      $1,430
Service Class                 $131     $409      $708      $1,556
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

SUB-ADVISER: Morgan Stanley Investment Management Inc. (doing business as Van Kampen), 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

The portfolio's assets are managed within the sub-adviser's Active International Allocation team. The team consists of portfolio managers and analysts. The current member of the team who is primarily responsible for the day-to-day management of the portfolio is ANN D. THIVIERGE, a Managing Director of the sub-adviser. Ms. Thivierge has been associated with the sub-adviser in an investment management capacity since 1986 and began managing the portfolio in 2002.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
       TVKAIA-4 Transamerica Van Kampen Active International Allocation VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.29   $  12.42   $  11.30   $   9.98     $   7.59
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.29       0.25       0.18       0.11         0.10
Net realized and unrealized gain (loss)                           2.05       2.67       1.34       1.45         2.37
                                                              --------------------------------------------------------
Total operations                                                  2.34       2.92       1.52       1.56         2.47
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
Total distributions                                              (0.47)     (0.05)     (0.40)     (0.24)       (0.08)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.16   $  15.29   $  12.42   $  11.30     $   9.98
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.60%     23.51%     13.79%     16.04%       32.81%
NET ASSETS END OF PERIOD (000's)                              $247,159   $230,638   $190,875   $151,185     $187,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.02%      0.94%      0.94%      0.99%        0.99%
Before reimbursement/fee waiver(f)                                1.04%      1.05%      1.12%      1.12%        1.17%
Net investment income (loss), to average net assets(e)            1.75%      1.84%      1.62%      1.13%        1.20%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.28   $  12.43   $  11.32   $  10.00     $   7.50
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.25       0.21       0.15       0.05           --
Net realized and unrealized gain (loss)                           2.04       2.67       1.36       1.48         2.50
                                                              --------------------------------------------------------
Total operations                                                  2.29       2.88       1.51       1.53         2.50
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.45)     (0.03)     (0.40)     (0.21)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  17.12   $  15.28   $  12.43   $  11.32     $  10.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.27%     23.18%     13.61%     15.71%       33.36%
NET ASSETS END OF PERIOD (000's)                              $ 17,983   $ 12,147   $  4,917   $  2,293     $    116
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    1.27%      1.19%      1.19%      1.24%        1.24%
Before reimbursement/fee waiver(f)                                1.29%      1.30%      1.37%      1.37%        1.49%
Net investment income (loss), to average net assets(e)            1.47%      1.48%      1.27%      0.50%        0.05%
Portfolio turnover rate(d)                                          27%        17%        22%        63%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation VP share classes commenced operations as follows:
     Initial Class-April 8, 1991
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
                                      TST
       TVKAIA-5 Transamerica Van Kampen Active International Allocation VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

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More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

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More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

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More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

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More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

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                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

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                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

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                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
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                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

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                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

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                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

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(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TI50VP-1    Transamerica Index 50 VP
                                            TI75VP-1    Transamerica Index 75 VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                          Appendix C    Description of Certain Underlying ETFs
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to balance capital appreciation and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional mutual funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 50% of portfolio assets in ETFs that invest primarily in equities and 50% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix C of this prospectus.

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with

                                      TST
                        TI50VP-1 Transamerica Index 50 VP
an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF's share may not develop or be maintained; or (iii) trading of an ETF's share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

                                      TST
                        TI50VP-2 Transamerica Index 50 VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER
INVESTMENT COMPANIES
The Investment Company Act of 1940 ("1940 Act") restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        TI50VP-3 Transamerica Index 50 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment Management, LLC, 4333 Edgewood
Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        TI50VP-4 Transamerica Index 50 VP

(AEGON USA INVESTMENT MANAGEMENT LOGO)    Transamerica Index 75 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks capital appreciation as a primary objective and income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its objective by investing its assets in a diversified combination of underlying exchange traded funds ("ETFs") and/or institutional money funds.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

 - Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in equities and 25% of portfolio assets in ETFs that invest primarily in bonds.
 - The portfolio's sub-adviser, AEGON USA Investment Management, LLC ("AUIM"), decides how much of the portfolio's assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.
 - The sub-adviser may periodically adjust the portfolio's allocations to favor investments in those underlying ETFs that are expected to provide the most favorable opportunity for achieving its investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time.

The sub-adviser may change the portfolio's asset allocations and underlying ETFs at any time without investor approval.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

LIST OF UNDERLYING ETFS
This section describes the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives, principal investment strategies and risks, please refer to Appendix C of this prospectus.

VANGUARD UNDERLYING ETFS:

 - Vanguard(R) Extended Market ETF
 - Vanguard(R) Emerging Markets ETF
 - Vanguard(R) Europe Pacific ETF
 - Vanguard(R) European ETF
 - Vanguard(R) FTSE All-World ex-US ETF
 - Vanguard(R) Growth ETF
 - Vanguard(R) Intermediate-Term Bond ETF
 - Vanguard(R) Large-Cap ETF
 - Vanguard(R) Long-Term Bond ETF
 - Vanguard(R) Mega Cap 300 ETF
 - Vanguard(R) Mega Cap 300 Value ETF
 - Vanguard(R) Mega Cap 300 Growth ETF
 - Vanguard(R) Mid-Cap ETF
 - Vanguard(R) Mid-Cap Growth ETF
 - Vanguard(R) Mid-Cap Value ETF
 - Vanguard(R) Pacific ETF
 - Vanguard(R) Short-Term Bond ETF
 - Vanguard(R) Small-Cap ETF
 - Vanguard(R) Small-Cap Growth ETF
 - Vanguard(R) Small-Cap Value ETF
 - Vanguard(R) Total Bond Market ETF
 - Vanguard(R) Value ETF


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs in which it invests (each underlying ETF is not necessarily subject to each risk listed below -- see the description of the underlying ETFs in Appendix C).

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any
                                      TST
                        T175VP-1 Transamerica Index 75 VP
underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may be above or below the shares' net asset value; (ii) an active trading market for an ETF share may not develop or be maintained; or (iii) trading of an ETF share may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The portfolio's investment sub-adviser, AUIM, allocates the portfolio's assets among various underlying ETFs. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down.
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)

                                      TST
                        T175VP-2 Transamerica Index 75 VP

 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying ETFs are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The 1940 Act restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchanged-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act's limitations. Vanguard(R) is a registered trademark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the life insurance policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          INITIAL    SERVICE
                                           CLASS      CLASS
------------------------------------------------------------
Management fees                             0.32%      0.32%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                                    0.11%      0.11%
                                          ------------------
TOTAL                                       0.48%      0.73%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.48%      0.73%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on estimates.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets are attributable to Initial Class Shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangements with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds' fees and expenses and extraordinary expenses.

                                      TST
                        T175VP-3 Transamerica Index 75 VP

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not include any fees or charges which are, or may be, imposed under the life insurance policies or the annuity contracts.

                SHARE CLASS                  1 YEAR   3 YEARS
-------------------------------------------------------------
Initial Class                                 $49      $187
Service Class                                 $75      $233
-------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.32% of the first $50 million; 0.30% over $50 million up to $250 million; and 0.28% in excess of $250 million.

SUB-ADVISER: AEGON USA Investment
Management, LLC, 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499

SUB-ADVISORY FEE: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.12% of the first $50 million; 0.10% over $50 million up to $250 million; and 0.08% in excess of $250 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's semi-annual report for the fiscal period ending June 30, 2008.

PORTFOLIO MANAGER:

JEFF WHITEHEAD, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON's fixed annuity, SPIA and BOLI/COLI portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.


(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

                                      TST
                        T175VP-4 Transamerica Index 75 VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

                                      TST
                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

                                      TST
                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
                                      TST
                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
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                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
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                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

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                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

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More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

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More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

Appendix C
Description of Certain Underlying ETFs

This section describes the underlying ETFs in which some or all of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

VANGUARD UNDERLYING ETFS:
Vanguard(R) Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small- and mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Standard & Poor's Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index's total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The primary risks of investing in this underlying ETF are stock market risk and investment style risk.

Vanguard(R) Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a "passive management" -- or indexing-investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 840 common stocks of companies located in emerging markets around the world. As of a recent date, the largest markets covered in the Index were South Korea, Taiwan, Brazil, China and Russia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, emerging markets risk and currency risk.

Vanguard(R) Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley International(R) Europe, Australasia, Far East (MSCI(R) EAFE(R)) Index, which is made up of approximately 1,164 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to "sample" the Index, aiming to closely track its investment performance. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard(R) European ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a "passive management" -- or indexing -- investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index. The MSCI Europe Index is made up of approximately 603 common stocks of companies located in 16 European countries -- mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the FTSE(R) All-World ex-US Index, a free-floating-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 47 countries, including both developed and emerging markets. As of a recent date, the largest markets covered in the Index were United Kingdom, Japan, France, Germany, and Switzerland. The ETF typically holds 1,200 -- 1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and a representative sample of approximate the full Index terms of key characteristics. The primary risks of investing in this underlying ETF are: stock market risk and country risk.

                                  1 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

Vanguard(R) Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a "passive management" -- or -- indexing-investment approach designed to track the performance of the MSCI US Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard(R) Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 5-10 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years and, as of a recent date, was 7.5 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a "passive management" -- or indexing -- investment approach designed to track the performance of the MSCI US Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Government/ Credit Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years and, as of a recent date, was 20.1 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard(R) Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-

                                  2 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

investment approach designed to track the performance of the MSCI US Large-Cap Value Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization value stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mega Cap 300 Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the United States. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Large-Cap Growth Index, which represents the value of companies of the MSCI US Large-Cap 300 Index. The index is a, free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization growth stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Growth seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Growth Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Mid-Cap Value seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Mid Cap Value Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Pacific ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a "passive management" -- or indexing-investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI Pacific Index. The MSCI Pacific Index consists of approximately 562 common stocks of companies located Japan, Australia, Hong Kong, and Singapore (As of a recent date the largest markets in the Index were Japan and Australia. The primary risks of investing in this underlying ETF are: stock market risk, country risk, regional risk and currency risk.

Vanguard(R) Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar weighted average maturity. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers 1-5 Year Government/Credit Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment grade international dollar-denominated bonds, that have

                                  3 Appendix C

Appendix C
Description of Certain Underlying ETFs (continued)

maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full index in terms of key risk factors and other characteristics. All of the ETF's investments will be selected through the sampling process, and at least 80% of the ETF's assets will be invested in bonds held in the Index. Under normal circumstances, the ETF's dollar-weighted average maturity is not expected to exceed 3 years. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years, and as of a recent date was 2.7 years. The primary risks of investing in this underlying ETF are: interest rate risk, income risk and credit risk.

Vanguard(R) Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Growth ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Small Cap Growth Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Small-Cap Value ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks. The ETF employs a "passive management" -- indexing-investment approach designed to track the performance of the MSCI US Small Cap Value Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard(R) Total Bond Market seeks to track the performance of a broad, market-weighted bond index. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United
States -- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities-all with maturities of more than 1 year. The primary risks of investing in this underlying ETF are stock market risk and investment style risk

Vanguard(R) Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a "passive management" -- or indexing-investment approach designed to track the performance of the MSCI US Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

                                  4 Appendix C

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TB-1    Transamerica Balanced VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                               TMM-1    Transamerica Money Market VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

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               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

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               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

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               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
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The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

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               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

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               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

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               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                    TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                          Supplement dated May 1, 2008
                      to the Prospectus dated May 1, 2008

     A proposal to reorganize Transamerica Capital Guardian Global VP into Transamerica Templeton Global VP will be submitted for approval by shareholders of Transamerica Capital Guardian Global VP at a meeting anticipated to be held in the fourth quarter of 2008. Each portfolio is a series of Transamerica Series Trust and is managed by Transamerica Asset Management, Inc.

     The reorganization is subject to the satisfaction of certain conditions, including approval by Transamerica Capital Guardian Global VP shareholders. If approved by the shareholders of Transamerica Capital Guardian Global VP, the reorganization is expected to close as soon as possible thereafter. Each portfolio's Trustees approved the proposed reorganization and determined that it is in the best interests of the shareholders of both portfolios. The proposed reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                              TCGG-1    Transamerica Capital Guardian Global VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                               TMM-1    Transamerica Money Market VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianGlobal VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers. Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      TST
                 TCGG-1 Transamerica Capital Guardian Global VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      TST
                 TCGG-2 Transamerica Capital Guardian Global VP

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/1999
Lowest:   (20.05)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                             1 YEAR   5 YEARS   LIFE OF FUND*
                             ------   -------   -------------
Initial Class                 6.31%   15.36%         7.05%
Service Class                 6.10%      N/A        15.46%
Morgan Stanley Capital
  International World Index   9.57%   17.53%         7.22%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

                                      TST
                 TCGG-3 Transamerica Capital Guardian Global VP

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $394      $693      $1,543
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - TERRY BERKEMEIER is a Senior Vice President of Capital Guardian with U.S. equity portfolio management responsibilities, and a Senior Vice President of Capital International Limited with portfolio management responsibilities for the U.S. equity portion of Australian, U.K., and European global accounts. He joined the Capital organization in 1992.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S.

                                      TST
                 TCGG-4 Transamerica Capital Guardian Global VP core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                 TCGG-5 Transamerica Capital Guardian Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  13.69   $  12.88   $  11.66     $   8.49
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.08       0.11       0.11       0.08         0.05
Net realized and unrealized gain (loss)                           0.53       1.43       1.17       1.18         3.14
                                                              --------------------------------------------------------
Total operations                                                  0.61       1.54       1.28       1.26         3.19
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.36)     (0.06)     (0.04)       (0.02)
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.04)     (5.00)     (0.47)     (0.04)       (0.02)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.80   $  10.23   $  13.69   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.31%     14.32%     10.18%     10.88%       37.60%
NET ASSETS END OF PERIOD (000's)                              $193,197   $216,762   $210,441   $409,831     $271,610
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.10%      1.10%        1.14%
Net investment income (loss), to average net assets(e)            0.78%      0.91%      0.86%      0.65%        0.48%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.20   $  13.67   $  12.88   $  11.66     $   8.76
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.08       0.07       0.05        (0.01)
Net realized and unrealized gain (loss)                           0.54       1.43       1.17       1.18         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.59       1.51       1.24       1.23         2.90
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.07)     (0.34)     (0.04)     (0.01)          --
From net realized gains                                          (0.95)     (4.64)     (0.41)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.02)     (4.98)     (0.45)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   9.77   $  10.20   $  13.67   $  12.88     $  11.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.10%     14.00%      9.90%     10.60%       33.11%
NET ASSETS END OF PERIOD (000's)                              $ 15,902   $ 12,451   $  9,783   $  5,832     $  1,212
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.39%      1.39%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            0.50%      0.65%      0.55%      0.38%       (0.14)%
Portfolio turnover rate(d)                                          38%        36%        32%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Global VP share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                 TCGG-6 Transamerica Capital Guardian Global VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

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                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
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The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
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NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
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                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
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NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
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(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

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                           TE-5 Transamerica Equity VP

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This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
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When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
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This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
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The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

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               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
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The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

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               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

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               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

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               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
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ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
 Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
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                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

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                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

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                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
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                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSHY-1    Transamerica MFS High Yield VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                             TSMCV-1    Transamerica Small/Mid Cap Value VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.


------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    Transamerica MFS High Yield VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest up to 100% of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds
 - Mortgage-backed securities
 - Asset-backed securities
 - Collateralized mortgage obligations and multi-class pass-through securities
 - Convertible securities
 - Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)
 - Bank loans to corporate borrowers
 - U.S. government securities including U.S. Treasury obligations
 - Brady bonds
 - Commercial paper and other short-term corporate obligations
 - Foreign government obligations
 - Eurodollar obligations
 - Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities, including up to 20% of its net assets in securities of issuers located in emerging markets. The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may use derivatives, including options and futures, for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments. The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
                     TMFSHY-1 Transamerica MFS High Yield VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

                                      TST
                     TMFSHY-2 Transamerica MFS High Yield VP
mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

BANK LOANS
The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries

                                      TST
                     TMFSHY-3 Transamerica MFS High Yield VP
may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman U.S. Corporate High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The

                                      TST
                     TMFSHY-4 Transamerica MFS High Yield VP
performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/2001
Lowest:   (5.43)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              1.85%     8.26%       4.55%
Service Class              1.73%      N/A        7.01%
Lehman U.S. Corporate
  High Yield Bond Index    1.87%    10.90%       5.31%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.72%      0.72%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
                     TMFSHY-5 Transamerica MFS High Yield VP

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.725% of the first $250 million; 0.715% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.325% of the first $250 million; 0.315% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN F. ADDEO, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since April 2004 and has been employed in the investment management area of MFS since 1998.

DAVID P. COLE, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an M.B.A. from the University of California and a B.A. from Cornell University.

MATTHEW W. RYAN, CFA, Investment Officer of MFS, has served as Portfolio Manager of the portfolio since 2008 and has been employed in the investment management area of MFS since 1997.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TMFSHY-6 Transamerica MFS High Yield VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.48   $   9.62   $  10.54   $  10.28     $   8.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.68       0.69       0.70       0.77         0.72
Net realized and unrealized gain (loss)                          (0.52)      0.29      (0.51)      0.18         0.83
                                                              --------------------------------------------------------
Total operations                                                  0.16       0.98       0.19       0.95         1.55
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.90)     (1.00)     (0.85)     (0.65)       (0.10)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.90)     (1.12)     (1.11)     (0.69)       (0.10)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.74   $   9.48   $   9.62   $  10.54     $  10.28
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.85%     10.95%      1.81%      9.77%       17.74%
NET ASSETS END OF PERIOD (000's)                              $308,893   $378,471   $421,010   $647,277     $661,026
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.82%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(f)            7.25%      7.16%      6.92%      7.51%        7.58%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.56   $   9.70   $  10.64   $  10.37     $   9.48
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.66       0.67       0.68       0.75         0.50
Net realized and unrealized gain (loss)                          (0.51)      0.29      (0.52)      0.18         0.42
                                                              --------------------------------------------------------
Total operations                                                  0.15       0.96       0.16       0.93         0.92
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.88)     (0.98)     (0.84)     (0.62)       (0.03)
From net realized gains                                             --(b)    (0.12)    (0.26)     (0.04)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.88)     (1.10)     (1.10)     (0.66)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $   8.83   $   9.56   $   9.70   $  10.64     $  10.37
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                               1.73%     10.62%      1.50%      9.50%        9.74%
NET ASSETS END OF PERIOD (000's)                              $ 10,028   $ 10,083   $  7,825   $  5,009     $  1,270
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.07%      1.08%      1.07%        1.03%
Net investment income (loss), to average net assets(f)            7.01%      6.91%      6.66%      7.25%        7.45%
Portfolio turnover rate(e)                                          70%        96%        51%        71%          64%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica MFS High Yield VP share classes commenced operations as follows:

      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.

                                      TST
                     TMFSHY-7 Transamerica MFS High Yield VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
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                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

                                      TST
                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

                                      TST
                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
                                      TST
                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
Transamerica Small/Mid CapValue VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing, under normal conditions, at least 80% of its net assets in small-and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involve risks relating

                                      TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/2001
Lowest:   (33.09)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               24.74%    30.00%    15.06%
Service Class               24.39%      N/A%    19.29%
Russell 2500(R) Value
  Index                     (7.27)%   16.17%     9.66%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TSMCV-3 Transamerica Small/Mid Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TSMCV-4 Transamerica Small/Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  19.58   $  18.33   $  16.94   $  14.56     $   7.63
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.34       0.19       0.16       0.07        (0.05)
Net realized and unrealized gain (loss)                           4.35       2.94       2.11       2.31         6.98
                                                              --------------------------------------------------------
Total operations                                                  4.69       3.13       2.27       2.38         6.93
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.18)     (0.08)        --           --
From net realized gains                                          (1.96)     (1.70)     (0.80)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (2.17)     (1.88)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  22.10   $  19.58   $  18.33   $  16.94     $  14.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              24.74%     18.05%     13.56%     16.35%       90.83%
NET ASSETS END OF PERIOD (000's)                              $463,795   $409,879   $407,351   $421,079     $360,057
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                    0.85%      0.86%      0.86%      0.84%        0.88%(g)
Before reimbursement/fee waiver(f)                                0.85%      0.86%      0.86%      0.84%        0.88%(g)
Net investment income (loss), to average net assets(e)            1.57%      0.98%      0.92%      0.48%       (0.49)%
Portfolio turnover rate(d)                                          18%        24%        33%       139%         140%
----------------------------------------------------------------------------------------------------------------------

                                                                               SERVICE CLASS
                                                               ---------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                               ------------------------------     MAY 3 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)                2007       2006       2005     DEC 31, 2004
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                            $  19.48   $  18.26   $  16.92     $  14.71
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.27       0.14       0.15         0.10
Net realized and unrealized gain (loss)                            4.33       2.94       2.06         2.11
                                                               ---------------------------------------------
Total operations                                                   4.60       3.08       2.21         2.21
                                                               ---------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.18)     (0.16)     (0.07)          --
From net realized gains                                           (1.96)     (1.70)     (0.80)          --
                                                               ---------------------------------------------
Total distributions                                               (2.14)     (1.86)     (0.87)          --
                                                               ---------------------------------------------
NET ASSET VALUE
End of period(b)                                               $  21.94   $  19.48   $  18.26     $  16.92
                                                               ---------------------------------------------
TOTAL RETURN(C),(D)                                               24.39%     17.82%     13.26%       15.02%
NET ASSETS END OF PERIOD (000's)                               $ 31,226   $ 15,822   $ 10,717     $  1,443
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)
After reimbursement/fee waiver                                     1.10%      1.11%      1.11%        1.11%
Before reimbursement/fee waiver(f)                                 1.10%      1.11%      1.11%        1.11%
Net investment income (loss), to average net assets(e)             1.27%      0.73%      0.82%        0.94%
Portfolio turnover rate(d)                                           18%        24%        33%         139%
------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(g) Ratio of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.04% for Initial Class.
                                      TST
                   TSMCV-5 Transamerica Small/Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

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                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

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                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

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                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Additional Information -- All Portfolios

(QUESTION ICON)

MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each portfolio's sub-adviser. TAM also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

From time to time TAM and/or its affiliates may pay, out of their own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution and Service Arrangements" in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

INVESTMENT POLICY CHANGES
A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.


(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2009. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES
As described earlier in this prospectus, shares of the portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of insurance companies, including certain separate accounts of Western

                   1 Additional Information -- All Portfolios

Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value ("NAV") without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request.

VALUATION OF SHARES
The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the TST asset allocation portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED
The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purposes of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to

                   2 Additional Information -- All Portfolios the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS
Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES
Each portfolio has qualified (or will qualify in its initial year) and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As a regulated investment company, a portfolio generally will not be subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to the asset allocation portfolios offered in this prospectus. Separate accounts are insurance company separate accounts that fund variable insurance and annuity contracts. Separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to

                   3 Additional Information -- All Portfolios the portfolio's investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the contracts could become currently taxable to the owners of the contracts, and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. ("TCI"), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2009. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS
The insurance companies that selected the TST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TAM's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the TST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the TST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, makes additional cash

                   4 Additional Information -- All Portfolios payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing

                   5 Additional Information -- All Portfolios or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. The portfolios' distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an TST asset allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

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the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                               TMM-1    Transamerica Money Market VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.


------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
More on Strategies and Risks (continued)

depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
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ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.


------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

Transamerica Series Trust ("Trust" or "TST"), formerly known as
AEGON/Transamerica Series Trust, currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to the asset allocation portfolios offered in this prospectus and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, Monumental Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS
- Each portfolio has its own investment strategy and risk profile.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS
- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information ("SAI").

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's key strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the key risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about a portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

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               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

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               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

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INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

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   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           TRANSAMERICA SERIES TRUST

                  TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                       Supplement dated May 1, 2008
                    to the Prospectus dated May 1, 2008

     Transamerica Capital Guardian U.S. Equity VP will reorganize into Transamerica Van Kampen Large Cap Core VP. Each portfolio is a series of Transamerica Series Trust and its shares are offered in the Prospectus dated May 1, 2008. The reorganization is subject to the satisfaction of certain conditions, and is expected to close in the fourth quarter of 2008.

     Each portfolio's Trustees approved the reorganization and determined that it is in the best interests of the shareholders of both portfolios. The reorganization is expected to qualify as a tax-free reorganization, which means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either portfolio or their shareholders as a direct result of the reorganization.

     Each portfolio is managed by Transamerica Asset Management, Inc. Transamerica Van Kampen Large Cap Core VP is sub-advised by Morgan Stanley Investment Management Inc. (doing business as "Van Kampen"), 522 Fifth Avenue, New York, NY 10036. The Trustees of Transamerica Capital Guardian U.S. Equity VP have approved a new sub-advisory agreement with Van Kampen. Immediately prior to the closing of the reorganization, Van Kampen will replace Capital Guardian Trust Company as the sub-adviser to Transamerica Capital Guardian U.S. Equity VP.

     Transamerica Van Kampen Large Cap Core VP is managed within Van Kampen's Growth and the Multi-Cap Value teams. Current members of the Growth team include Dennis Lynch, David Cohen and Sam Chainani, each a Managing Director of Van Kampen, and Alexander Norton and Jason Yeung, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director of Van Kampen, and James Warwick and Devin Armstrong, each an Executive Director of Van Kampen. Dennis Lynch, who is the Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 29, 2005. Jason Yeung has been with Van Kampen since 2002 and has managed the portfolio since September 30, 2007. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. James Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007. Devin Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007.

     Please see the Prospectus dated May 1, 2008 for Transamerica Van Kampen Large Cap Core VP and for additional information regarding this portfolio's investment objectives, risks, charges and expenses.

Table of Contents

------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TBRLCV-1    Transamerica BlackRock Large Cap Value VP
                                            TCGUSE-1    Transamerica Capital Guardian U.S. Equity VP
                                              TCGV-1    Transamerica Capital Guardian Value VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                              TIMG-1    Transamerica International Moderate Growth VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                            TJPMEI-1    Transamerica JPMorgan Enhanced Index VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                             TUSGS-1    Transamerica U.S. Government Securities VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.


------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)       Transamerica BlackRock Large CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, BlackRock Investment Management, LLC ("BlackRock"), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies. The portfolio considers a large cap company to be one which, at the time of purchase, has a market capitalization equal to or greater than a company in the top 80% of the companies that comprise the Russell 1000(R) Index. As of December 31, 2007, the lowest market capitalization in this group was $2.669 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios
- Stability and quality of earnings
- Earnings momentum and growth
- Weighted median market capitalization of the portfolio
- Allocation among the economic sectors of the portfolio as compared to the index
- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts ("ADRs").

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TBRLCV-1 Transamerica BlackRock Large Cap Value VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries, or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

SECURITIES LENDING
The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TBRLCV-2 Transamerica BlackRock Large Cap Value VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
               TBRLCV-3 Transamerica BlackRock Large Cap Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   19.27%  Quarter ended  6/30/2003
Lowest:   (20.67)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                 4.64%    16.85%     8.07%
Service Class                 4.35%      N/A     17.54%
Russell 1000(R) Value Index  (0.17)%   14.63%     7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.85%      1.10%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.85%      1.10%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
               TBRLCV-4 Transamerica BlackRock Large Cap Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by a team led by Robert C. Doll, Jr. and Daniel Hanson. Mr. Doll is primarily responsible for the day-to-day management of the portfolio.

ROBERT C. DOLL, JR., CFA, has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliate, Fund Asset Management, L.P. ("FAM"), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006.

DANIEL HANSON, CFA, is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of the Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager of these Funds since 2008. Mr. Hanson directs the fundamental research group supporting this team, and is an active participant in the portfolio construction process.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TBRLCV-5 Transamerica BlackRock Large Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.80   $    18.72   $  17.17   $  14.97     $  11.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.20         0.17       0.13       0.18         0.17
Net realized and unrealized gain (loss)                          0.72         2.91       2.54       2.47         3.28
                                                             ----------------------------------------------------------
Total operations                                                 0.92         3.08       2.67       2.65         3.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.20)       (0.10)     (0.12)     (0.16)       (0.11)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.56)       (1.00)     (1.12)     (0.45)       (0.11)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.16   $    20.80   $  18.72   $  17.17     $  14.97
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.64%       16.92%     15.94%     18.34%       29.78%
NET ASSETS END OF PERIOD (000's)                             $860,991   $1,054,389   $860,826   $584,426     $383,372
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.85%        0.83%      0.84%      0.85%        0.84%
Net investment income (loss), to average net assets(e)           0.94%        0.86%      0.70%      1.19%        1.33%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  20.87   $    18.81   $  17.27   $  15.06     $  11.77
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.14         0.13       0.09       0.15         0.11
Net realized and unrealized gain (loss)                          0.73         2.91       2.57       2.48         3.19
                                                             ----------------------------------------------------------
Total operations                                                 0.87         3.04       2.66       2.63         3.30
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.17)       (0.08)     (0.12)     (0.13)       (0.01)
From net realized gains                                         (2.36)       (0.90)     (1.00)     (0.29)          --
                                                             ----------------------------------------------------------
Total distributions                                             (2.53)       (0.98)     (1.12)     (0.42)       (0.01)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  19.21   $    20.87   $  18.81   $  17.27     $  15.06
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              4.35%       16.62%     15.73%     18.00%       28.03%
NET ASSETS END OF PERIOD (000's)                             $ 33,514   $   28,079   $ 14,908   $  3,189     $    918
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.10%        1.08%      1.09%      1.10%        1.10%
Net investment income (loss), to average net assets(e)           0.70%        0.64%      0.49%      0.97%        1.19%
Portfolio turnover rate(d)                                         67%          60%        69%       132%         145%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica BlackRock Large Cap Value VP share classes commenced operations as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TBRLCV-6 Transamerica BlackRock Large Cap Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and is willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)       Transamerica Capital GuardianU.S. Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest

                                      TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However,

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    18.38%  Quarter ended  6/30/2003
Lowest:    (19.01)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR    5 YEARS   LIFE OF FUND*
                        ------    -------   -------------
Initial Class           (0.15)%    11.86%        3.72%
Service Class           (0.39)%      N/A        10.70%
S&P 500 Composite
  Stock Price Index      5.49%     12.83%        2.31%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $307      $543      $1,223
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

                                      TST
              TCGUSE-3 Transamerica Capital Guardian U.S. Equity VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion; 0.675% of assets over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - ERIC H. STERN is a Senior Vice President of Capital International Research, Inc. and a Director and Senior Vice President of Capital Guardian with investment responsibilities including portfolio management within the U.S. core and growth equity mandates and research of the U.S. medical technology industry. He joined the Capital organization in 1991.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TCGUSE-4 Transamerica Capital Guardian U.S. Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.24   $  11.32   $  11.02   $  10.07     $   7.39
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.09       0.07       0.06       0.06         0.04
Net realized and unrealized gain (loss)                          (0.06)      1.00       0.62       0.92         2.65
                                                              --------------------------------------------------------
Total operations                                                  0.03       1.07       0.68       0.98         2.69
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.08)     (0.07)     (0.06)     (0.03)       (0.01)
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.12)     (1.15)     (0.38)     (0.03)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.15   $  11.24   $  11.32   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.15)%    10.11%      6.31%      9.77%       36.50%
NET ASSETS END OF PERIOD (000's)                              $202,356   $249,151   $254,860   $266,915     $238,949
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.86%      0.86%      0.89%      0.90%        0.91%
Net investment income (loss), to average net assets(e)            0.78%      0.66%      0.55%      0.57%        0.41%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.23   $  11.31   $  11.02   $  10.07     $   7.96
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.06       0.05       0.03       0.04         0.01
Net realized and unrealized gain (loss)                          (0.05)      0.99       0.63       0.92         2.10
                                                              --------------------------------------------------------
Total operations                                                  0.01       1.04       0.66       0.96         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.06)     (0.04)     (0.05)     (0.01)          --
From net realized gains                                          (1.04)     (1.08)     (0.32)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.10)     (1.12)     (0.37)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  11.23   $  11.31   $  11.02     $  10.07
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (0.39)%     9.87%      6.06%      9.49%       26.50%
NET ASSETS END OF PERIOD (000's)                              $ 11,855   $ 11,412   $  9,753   $  8,120     $  2,331
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.11%      1.11%      1.14%      1.15%        1.16%
Net investment income (loss), to average net assets(e)            0.53%      0.40%      0.29%      0.38%        0.17%
Portfolio turnover rate(d)                                          37%        27%        35%        23%          20%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian U.S. Equity VP share classes commenced operations as follows:

      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TCGUSE-5 Transamerica Capital Guardian U.S. Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)        Transamerica CapitalGuardian Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company ("Capital Guardian"), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-

                                      TST
                  TCGV-1 Transamerica Capital Guardian Value VP convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      TST
                  TCGV-2 Transamerica Capital Guardian Value VP

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   21.05%  Quarter ended  6/30/2003
Lowest:   (21.13)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.28)%   13.05%        5.57%
Service Class            (6.54)%     N/A        12.82%
Russell 1000(R) Value
  Index                  (0.17)%   14.63%        7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.78%      0.78%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
                                 ------------------
TOTAL                              0.82%      1.07%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.82%      1.07%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% of assets over $500 million up to $1 billion;

                                      TST
                  TCGV-3 Transamerica Capital Guardian Value VP

0.65% of assets over $1 billion up to $2 billion; and 0.625% in excess of $2 billion.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rate (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $1 billion; 0.275% of assets over $1 billion up to $2 billion; and 0.25% in excess of $2 billion:

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.375% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 -- KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 -- THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 -- TODD S. JAMES is a Senior Vice President and a Director of Capital
    International Research, Inc. with both investment analyst and diversified portfolio management responsibilities. He is also a Senior Vice President of Capital Guardian with research responsibilities including U.S. merchandising and e-commerce. He joined the Capital organization in 1985.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCGV-4 Transamerica Capital Guardian Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.25   $  20.57   $  20.27   $  17.56     $  13.15
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.44       0.34       0.29       0.25         0.24
Net realized and unrealized gain (loss)                          (1.63)      2.82       1.22       2.65         4.29
                                                              --------------------------------------------------------
Total operations                                                 (1.19)      3.16       1.51       2.90         4.53
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.34)     (0.20)     (0.19)       (0.12)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.72)     (2.48)     (1.21)     (0.19)       (0.12)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.34   $  21.25   $  20.57   $  20.27     $  17.56
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.28)%    16.50%      7.71%     16.70%       34.58%
NET ASSETS END OF PERIOD (000's)                              $947,185   $794,352   $721,176   $774,182     $459,102
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.85%      0.86%        0.88%
Net investment income (loss), to average net assets(e)            2.11%      1.59%      1.43%      1.35%        1.63%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.34   $  20.66   $  20.37   $  17.65     $  13.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.39       0.30       0.24       0.21         0.15
Net realized and unrealized gain (loss)                          (1.64)      2.82       1.23       2.66         3.85
                                                              --------------------------------------------------------
Total operations                                                 (1.25)      3.12       1.47       2.87         4.00
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.30)     (0.17)     (0.15)       (0.01)
From net realized gains                                          (1.48)     (2.14)     (1.01)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.68)     (2.44)     (1.18)     (0.15)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.41   $  21.34   $  20.66   $  20.37     $  17.65
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.54)%    16.20%      7.50%     16.39%       29.30%
NET ASSETS END OF PERIOD (000's)                              $ 31,832   $ 35,331   $ 23,622   $ 16,961     $  2,271
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.10%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.85%      1.38%      1.18%      1.11%        1.34%
Portfolio turnover rate(d)                                          43%        40%        35%        32%          30%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Capital Guardian Value VP share classes commenced operations as follows:

      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                  TCGV-5 Transamerica Capital Guardian Value VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

(MORNINGSTAR LOGO)       Transamerica International ModerateGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolios at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica JPMorgan International Bond
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap Growth
 - Transamerica Short-Term Bond
 - Transamerica Van Kampen Emerging Markets Debt

TST UNDERLYING PORTFOLIOS:

 - Transamerica Capital Guardian Global VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica Money Market VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Van Kampen Active International Allocation VP

                                      TST
              TIMG-1 Transamerica International Moderate Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TIMG-2 Transamerica International Moderate Growth VP companies and the investment company industry generally.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in devel- oped foreign markets. Specifically, the eco- nomic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. The portfolio's primary benchmark, the Morgan Stanley Capital International World ex-U.S. Index, a capitalization-weighted index of equities in the entire developed world other than the United States. The secondary benchmark, the Lehman Brothers Aggregate Bond Index, is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Both are widely recognized unmanaged indexes of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
              TIMG-3 Transamerica International Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:    3.73%  Quarter Ended   6/30/2007
      Lowest:    (1.33)% Quarter Ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     8.69%        7.80%
Service Class                     8.49%        7.55%
Morgan Stanley Capital
  International World ex-U.S.
  Index                          12.92%       13.87%
Lehman Brothers Aggregate Bond
  Index                           6.97%        7.32%

*   The portfolio commenced operations May 1, 2006.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.07%      0.07%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.97%      0.97%
                                    ------------------
TOTAL(D)                              1.14%      1.39%
Expense reduction(c)                  0.00%      0.00%
                                    ------------------
NET OPERATING EXPENSES(D)             1.14%      1.39%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
              TIMG-4 Transamerica International Moderate Growth VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $116     $394      $693      $1,543
Service Class                $142     $440      $761      $1,669
-----------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TIMG-5 Transamerica International Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TIMG-6 Transamerica International Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                     INITIAL CLASS                  SERVICE CLASS
                                                              ----------------------------   ----------------------------
                                                              DECEMBER 31,      MAY 1 TO     DECEMBER 31,      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)               2007        DEC 31, 2006       2007        DEC 31, 2006
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                             $ 10.43          $10.00        $  10.41        $ 10.00
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.56            0.85            0.57           0.84
Net realized and unrealized gain (loss)                            0.34           (0.42)           0.31          (0.43)
                                                              -----------------------------------------------------------
Total operations                                                   0.90            0.43            0.88           0.41
                                                              -----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.13)             --           (0.13)            --
From net realized gains                                           (0.08)             --           (0.08)            --
                                                              -----------------------------------------------------------
Total distributions                                               (0.21)             --           (0.21)            --
                                                              -----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                                $ 11.12          $10.43        $  11.08        $ 10.41
                                                              -----------------------------------------------------------
TOTAL RETURN(C),(D)                                                8.69%           4.30%           8.49%          4.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                                $24,495          $7,516        $225,620        $44,053
Expenses to average net assets(e),(f)
After reimbursement/fee waiver(g)                                  0.19%(J)        0.25%           0.44%(J)       0.50%
Before reimbursement/fee waiver(h)                                 0.19%(J)        0.39%           0.44%(J)       0.64%
Net investment income (loss), to average net assets(f),(i)         5.05%          12.92%           5.18%         12.63%
Portfolio turnover rate(d)                                            1%              1%              1%             1%
-------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica International Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2006
      Service Class-May 1, 2006

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(h) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(i) Recognition of net investment income by the portfolio affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(j) Ratio is inclusive of recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

                                      TST
              TIMG-7 Transamerica International Moderate Growth VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.

(JPMORGAN LOGO)    Transamerica JPMorgan Enhanced Index VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index ("S&P 500"). Industry by industry, the portfolio's weightings are similar to those of the S&P 500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

 - RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.
 - VALUATION -- The research findings allow the sub-adviser to rank the companies in eachindustry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.
 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:
 - High potential reward compared to potential risk
 - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities
 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank
 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations
 - Repurchase agreements
 - Short-term bonds and notes with remaining maturities of 13 months or less

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from

                                      TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that

                                      TST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/1998
Lowest:   (17.69)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             4.54%    12.29%        5.06%
Service Class             4.30%      N/A        11.76%
S&P 500 Composite Stock
  Price Index             5.49%    12.83%        5.91%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                TJPMEI-3 Transamerica JPMorgan Enhanced Index VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.74%      0.74%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in

                                      TST
                TJPMEI-4 Transamerica JPMorgan Enhanced Index VP

London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMEI-5 Transamerica JPMorgan Enhanced Index VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.35   $  14.34   $  14.04   $  12.75     $   9.94
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.19       0.17       0.13       0.15         0.10
Net realized and unrealized gain (loss)                           0.56       2.01       0.35       1.24         2.77
                                                              --------------------------------------------------------
Total operations                                                  0.75       2.18       0.48       1.39         2.87
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.21)     (0.17)     (0.18)     (0.10)       (0.06)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.67)     (0.17)     (0.18)     (0.10)       (0.06)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.43   $  16.35   $  14.34   $  14.04     $  12.75
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.54%     15.31%      3.46%     11.02%       28.94%
NET ASSETS END OF PERIOD (000's)                              $164,761   $193,322   $200,857   $231,055     $233,744
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.81%      0.81%      0.83%      0.80%        0.82%
Net investment income (loss), to average net assets(e)            1.13%      1.16%      0.95%      1.18%        0.91%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.37   $  14.36   $  14.08   $  12.79     $  10.43
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.15       0.14       0.10       0.17         0.06
Net realized and unrealized gain (loss)                           0.56       2.00       0.35       1.19         2.31
                                                              --------------------------------------------------------
Total operations                                                  0.71       2.14       0.45       1.36         2.37
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.17)     (0.07)       (0.01)
From net realized gains                                          (0.46)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.63)     (0.13)     (0.17)     (0.07)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  16.45   $  16.37   $  14.36   $  14.08     $  12.79
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.30%     14.96%      3.20%     10.71%       22.71%
NET ASSETS END OF PERIOD (000's)                              $  7,051   $  6,851   $  7,462   $  6,339     $    922
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.06%      1.06%      1.08%      1.06%        1.06%
Net investment income (loss), to average net assets(e)            0.88%      0.91%      0.71%      1.33%        0.74%
Portfolio turnover rate(d)                                          55%        55%        42%        48%          52%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Enhanced Index VP share classes commenced operations as follows:

      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TJPMEI-6 Transamerica JPMorgan Enhanced Index VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

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                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

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                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

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                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
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                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

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                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

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                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)       Transamerica U.S. Government


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations
 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities
 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae
 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities
The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.
The portfolio may invest the remaining portion of its assets in:
 - Investment grade corporate bonds
 - Short-term corporate debt securities
 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds
 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)
 - High quality money-market securities
 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries
 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)
 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan

                                      TST
               TUSGS-1 Transamerica U.S. Government Securities VP institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are

                                      TST
               TUSGS-2 Transamerica U.S. Government Securities VP subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
               TUSGS-3 Transamerica U.S. Government Securities VP

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   3.70%  Quarter  9/30/2006
Lowest:   (2.83)% Quarter  6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 6.05%    3.55%      4.50%
Service Class                 5.78%     N/A       3.07%
Lehman Brothers U.S.
  Government Index            8.66%    4.10%      5.92%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
               TUSGS-4 Transamerica U.S. Government Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $231      $413      $  940
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA PORTFOLIO MANAGER (LEAD) Derek S. Brown is a Portfolio Manager at TIM. Mr. Brown is the Lead manager of Transamerica U.S. Government Securities. He also manages mutual funds, sub-advised funds and institutional accounts in the Fixed Income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine. Mr. Brown has earned the right to use the Chartered Financial Analyst designation and has 17 years of investment experience.

GREG D. HAENDEL, CFA PORTFOLIO MANAGER (CO) Greg D. Haendel is a Portfolio Manager at TIM. Mr. Haendel is the Lead Manager of Transamerica Money Market and a Co-Manager of Transamerica

                                      TST
               TUSGS-5 Transamerica U.S. Government Securities VP

U.S. Government Securities. Prior to joining TIM in 2003, he worked as a High Yield Intern for Metropolitan West Asset Management, as a Fixed Income Intern for Lehman Brothers in London, as a Mortgage-Backed Portfolio Manager for Co-Bank in Colorado, and as a Global Debt Analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College. Mr. Haendel has earned the right to use the Chartered Financial Analyst designation and has 11 years of investment experience.

HEIDI Y. HU, CFA PORTFOLIO MANAGER (CO) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio mangers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TUSGS-6 Transamerica U.S. Government Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.86   $  11.94   $  12.32   $  12.42     $  12.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.54       0.52       0.43       0.40         0.36
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.15)        --        (0.01)
                                                              --------------------------------------------------------
Total operations                                                  0.70       0.38       0.28       0.40         0.35
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.56)     (0.44)     (0.50)     (0.44)       (0.25)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.56)     (0.46)     (0.66)     (0.50)       (0.25)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.00   $  11.86   $  11.94   $  12.32     $  12.42
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.05%      3.27%      2.23%      3.30%        2.95%
NET ASSETS END OF PERIOD (000's)                              $149,664   $164,070   $186,335   $211,847     $275,208
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.62%      0.62%      0.67%      0.72%        0.69%
Net investment income (loss), to average net assets(e)            4.56%      4.41%      3.50%      3.19%        2.89%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.09   $  12.18   $  12.53   $  12.64     $  12.58
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.51       0.41       0.37         0.38
Net realized and unrealized gain (loss)                           0.16      (0.14)     (0.16)     (0.01)       (0.29)
                                                              --------------------------------------------------------
Total operations                                                  0.68       0.37       0.25       0.36         0.09
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.54)     (0.44)     (0.44)     (0.41)       (0.03)
From net realized gains                                             --      (0.02)     (0.16)     (0.06)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.54)     (0.46)     (0.60)     (0.47)       (0.03)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.23   $  12.09   $  12.18   $  12.53     $  12.64
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               5.78%      3.06%      1.98%      2.90%        0.68%
NET ASSETS END OF PERIOD (000's)                              $ 26,213   $  8,572   $  7,558   $  5,250     $  1,421
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.87%      0.92%      0.97%        0.96%
Net investment income (loss), to average net assets(e)            4.29%      4.27%      3.27%      2.97%        4.53%
Portfolio turnover rate(d)                                         170%       184%        92%        82%         124%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities VP share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
               TUSGS-7 Transamerica U.S. Government Securities VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

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                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

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                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

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                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

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                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
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                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

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               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

                                  2 Appendix A

Appendix A
More on Strategies and Risks (continued)

   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

                                  3 Appendix A

Appendix A
More on Strategies and Risks (continued)

   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
                                  4 Appendix A

Appendix A
More on Strategies and Risks (continued)

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

                                  5 Appendix A

Appendix A
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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

                                  6 Appendix A

Appendix A
More on Strategies and Risks (continued)

have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

                                  7 Appendix A

Appendix A
More on Strategies and Risks (continued)

fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

                                  8 Appendix A

Appendix A
More on Strategies and Risks (continued)

financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

                                  9 Appendix A

Appendix A
More on Strategies and Risks (continued)

significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                                                                      PROSPECTUS

                                                                    TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2008

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents


------------------------------------------------------- TRANSAMERICA SERIES TRUST (formerly AEGON/Transamerica
Series Trust)
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            TAACON-1    Transamerica Asset Allocation -- Conservative VP
                                             TAAGR-1    Transamerica Asset Allocation -- Growth VP
                                            TAAMOD-1    Transamerica Asset Allocation -- Moderate VP
                                             TAAMG-1    Transamerica Asset Allocation -- Moderate Growth VP
                                                TB-1    Transamerica Balanced VP
                                            TCGRES-1    Transamerica Clarion Global Real Estate Securities VP
                                               TCS-1    Transamerica Convertible Securities VP
                                                TE-1    Transamerica Equity VP
                                              TFMO-1    Transamerica Federated Market Opportunity VP
                                               TGO-1    Transamerica Growth Opportunities VP
                                            TJPMCB-1    Transamerica JPMorgan Core Bond VP
                                           TJPMMCV-1    Transamerica JPMorgan Mid Cap Value VP
                                            TLMPAC-1    Transamerica Legg Mason Partners All Cap VP
                                            TMARGR-1    Transamerica Marsico Growth VP
                                            TMFSIE-1    Transamerica MFS International Equity VP
                                               TMM-1    Transamerica Money Market VP
                                               TMN-1    Transamerica Munder Net50 VP
                                            TPIMCO-1    Transamerica PIMCO Total Return VP
                                               TST-1    Transamerica Science & Technology VP
                                            TTRPEI-1    Transamerica T. Rowe Price Equity Income VP
                                            TTRPSC-1    Transamerica T. Rowe Price Small Cap VP
                                               TTG-1    Transamerica Templeton Global VP
                                              TTAV-1    Transamerica Third Avenue Value VP
                                               TVB-1    Transamerica Value Balanced VP
                                            TVKMCG-1    Transamerica Van Kampen Mid-Cap Growth VP
                                               Note:    All portfolio names previously did not start with
                                                        "Transamerica" or have "VP" at the end.


------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding Transamerica                             1    Other Information
Series Trust portfolios.


------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    More on Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Conservative VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities and 65% of assets in fixed-income, which may include bonds, cash, cash equivalents, and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)

LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/ portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica MFS International Equity
 - Transamerica Marsico International Growth
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company
   Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
            TAACON-1 Transamerica Asset Allocation -- Conservative VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds/ portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the

                                      TST
            TAACON-2 Transamerica Asset Allocation -- Conservative VP value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   10.24%  Quarter ended  6/30/2003
Lowest:    (1.58)% Quarter ended  3/31/2005

                                      TST
            TAACON-3 Transamerica Asset Allocation -- Conservative VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                        1 YEAR   5 YEARS   LIFE OF FUND*
                        ------   -------   -------------
Initial Class            6.38%    10.55%        7.43%
Service Class            6.15%      N/A         9.95%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.78%      0.78%
                                  ------------------
TOTAL(d)                            0.91%      1.16%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.91%      1.16%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended
    December 31, 2007.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 93     $322      $570      $1,281
Service Class                 $118     $368      $638      $1,409
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager

                                      TST
            TAACON-4 Transamerica Asset Allocation -- Conservative VP and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
            TAACON-5 Transamerica Asset Allocation -- Conservative VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.54   $  11.43   $  12.04   $  11.16     $   9.09
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.42       0.41       0.47       0.24         0.04
Net realized and unrealized gain (loss)                           0.29       0.62       0.12       0.82         2.04
                                                              --------------------------------------------------------
Total operations                                                  0.71       1.03       0.59       1.06         2.08
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.34)     (0.38)     (0.32)     (0.03)       (0.01)
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.76)     (0.92)     (1.20)     (0.18)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.49   $  11.54   $  11.43   $  12.04     $  11.16
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.38%      9.45%      5.18%      9.71%       22.91%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000'S)                              $554,977   $527,618   $516,376   $511,683     $453,710
Expenses to average net assets(e),(f)                             0.13%      0.13%      0.14%      0.14%        0.13%
Net investment income (loss), to average net assets(f),(g)        3.60%      3.54%      4.01%      2.10%        0.45%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.50   $  11.41   $  12.03   $  11.15     $   9.53
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.40       0.47       0.25           --
Net realized and unrealized gain (loss)                           0.28       0.60       0.10       0.79         1.62
                                                              --------------------------------------------------------
Total operations                                                  0.68       1.00       0.57       1.04         1.62
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.32)     (0.37)     (0.31)     (0.01)          --
From net realized gains                                          (0.42)     (0.54)     (0.88)     (0.15)          --
                                                              --------------------------------------------------------
Total distributions                                              (0.74)     (0.91)     (1.19)     (0.16)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.44   $  11.50   $  11.41   $  12.03     $  11.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.15%      9.14%      5.01%      9.45%       17.00%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                              $392,969   $290,272   $172,601   $ 84,490     $ 15,030
Expenses to average net assets(e),(f)                             0.38%      0.38%      0.39%      0.39%        0.38%
Net investment income (loss), to average net assets(f),(g)        3.48%      3.44%      4.03%      2.19%        0.03%
Portfolio turnover rate(d)                                          43%        18%        40%        53%          24%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Conservative VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

                                      TST
            TAACON-6 Transamerica Asset Allocation -- Conservative VP

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, it expects to invest primarily in underlying funds/portfolios that invest primarily in equities.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each of underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

- Transamerica AllianceBernstein International Value
- Transamerica Bjurman, Barry Micro Emerging Growth
- Transamerica BlackRock Global Allocation
- Transamerica BlackRock Natural Resources
- Transamerica BNY Mellon Market Neutral Strategy
- Transamerica Evergreen Health Care
- Transamerica Evergreen International Small Cap
- Transamerica Legg Mason Partners Investors Value
- Transamerica Marsico International Growth
- Transamerica MFS International Equity
- Transamerica Neuberger Berman International
- Transamerica Oppenheimer Developing Markets
- Transamerica Oppenheimer Small- & Mid-Cap Value
- Transamerica Schroders International Small Cap
- Transamerica Third Avenue Value
- Transamerica UBS Dynamic Alpha
- Transamerica UBS Large Cap Value
- Transamerica Van Kampen Mid-Cap Growth
- Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

- Transamerica American Century Large Company Value VP
- Transamerica Balanced VP
- Transamerica BlackRock Large Cap Value VP
- Transamerica Capital Guardian Global VP
- Transamerica Capital Guardian U.S. Equity VP
- Transamerica Capital Guardian Value VP
- Transamerica Clarion Global Real Estate Securities VP
- Transamerica Equity VP
- Transamerica Federated Market Opportunity VP

                                      TST
               TAAGR-1 Transamerica Asset Allocation -- Growth VP

- Transamerica Growth Opportunities VP
- Transamerica JPMorgan Enhanced Index VP
- Transamerica JPMorgan Mid Cap Value VP
- Transamerica Jennison Growth VP
- Transamerica Legg Mason Partners All Cap VP
- Transamerica Marsico Growth VP
- Transamerica Money Market VP
- Transamerica Munder Net50 VP
- Transamerica T. Rowe Price Equity Income VP
- Transamerica T. Rowe Price Growth Stock VP
- Transamerica T. Rowe Price Small Cap VP
- Transamerica Templeton Global VP
- Transamerica Science & Technology VP
- Transamerica Small/Mid Cap Value VP
- Transamerica Value Balanced VP
- Transamerica Van Kampen Active International Allocation VP
- Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities,

                                      TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.23%  Quarter ended  6/30/2003
Lowest:    (3.55)% Quarter ended  3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR   5 YEARS    LIFE OF FUND*
                       ------   --------   -------------
Initial Class            7.76%    15.87%        9.88%
Service Class            7.54%      N/A        15.91%
Dow Jones Wilshire
  5000 Total Market
  Index                  5.74%    14.07%        8.54%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

                                      TST
               TAAGR-3 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.05%      1.30%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.05%      1.30%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway,
St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory

                                      TST
               TAAGR-4 Transamerica Asset Allocation -- Growth VP arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager and Research & Development Consultant of Morningstar Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
               TAAGR-5 Transamerica Asset Allocation -- Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.63   $    12.84   $  12.06   $  10.67     $   8.17
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.28         0.37       0.16       0.05         0.02
Net realized and unrealized gain (loss)                          0.75         1.52       1.27       1.45         2.49
                                                           ------------------------------------------------------------
Total operations                                                 1.03         1.89       1.43       1.50         2.51
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.33)       (0.13)     (0.06)     (0.01)       (0.01)
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.89)       (1.10)     (0.65)     (0.11)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.77   $    13.63   $  12.84   $  12.06     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.76%       15.62%     12.24%     14.19%       30.80%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $1,260,779   $1,198,596   $966,677   $759,168     $501,532
Expenses to average net assets(e),(f)                            0.13%        0.14%      0.14%      0.14%        0.14%
Net investment income (loss), to average net
  assets(f),(g)                                                  2.00%        2.75%      1.28%      0.46%        0.18%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)             2007         2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $    13.54   $    12.78   $  12.03   $  10.67     $   8.46
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.26         0.34       0.13       0.03         --(h)
Net realized and unrealized gain (loss)                          0.73         1.50       1.26       1.44         2.21
                                                           ------------------------------------------------------------
Total operations                                                 0.99         1.84       1.39       1.47         2.21
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.30)       (0.11)     (0.05)     (0.01)          --
From net realized gains                                         (0.56)       (0.97)     (0.59)     (0.10)          --
                                                           ------------------------------------------------------------
Total distributions                                             (0.86)       (1.08)     (0.64)     (0.11)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $    13.67   $    13.54   $  12.78   $  12.03     $  10.67
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                              7.54%       15.28%     11.92%     13.90%       26.12%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                           $  411,079   $  338,769   $213,215   $118,490     $ 14,893
Expenses to average net assets(e),(f)                            0.38%        0.39%      0.39%      0.39%        0.38%
Net investment income (loss), to average net
  assets(f),(g)                                                  1.86%        2.54%      1.06%      0.29%        0.03%
Portfolio turnover rate(d)                                         26%           4%        41%        38%          18%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Growth VP share classes commenced operations as follows:

      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
               TAAGR-6 Transamerica Asset Allocation -- Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)       Transamerica AssetAllocation -- Moderate VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/ portfolios").

 - Under normal market
   conditions, expectations are
   to adjust the investments in underlying funds/ portfolios to achieve a mix over time of approximately 50% of assets in equity and 50% of assets in fixed income, which may include bonds, cash, cash equivalents and other money market instruments. These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.


(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth

                                      TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:
 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP
 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment

                                      TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.35%  Quarter ended  6/30/2003
Lowest:    (1.57)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              7.95%    12.46%        8.45%
Service Class              7.73%      N/A        12.04%
Dow Jones Wilshire 5000
  Total Market Index       5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index     6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.81%      0.81%
                                 ------------------
TOTAL(d)                           0.94%      1.19%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.94%      1.19%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
              TAAMOD-4 Transamerica Asset Allocation -- Moderate VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 96     $332      $586      $1,315
Service Class                 $121     $378      $654      $1,443
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
              TAAMOD-5 Transamerica Asset Allocation -- Moderate VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
              TAAMOD-6 Transamerica Asset Allocation -- Moderate VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.66   $    12.24   $    12.10   $    10.99    $     8.81
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.40         0.44         0.40         0.18          0.04
Net realized and unrealized gain (loss)                       0.57         0.89         0.46         1.06          2.15
                                                        ----------------------------------------------------------------
Total operations                                              0.97         1.33         0.86         1.24          2.19
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.39)       (0.33)       (0.22)       (0.03)        (0.01)
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.73)       (0.91)       (0.72)       (0.13)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.90   $    12.66   $    12.24   $    12.10    $    10.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.95%       11.48%        7.44%       11.39%        24.87%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,550,984   $1,591,304   $1,509,579   $1,405,218    $1,169,496
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.13%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               3.10%        3.53%        3.36%        1.61%         0.39%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    12.60   $    12.20   $    12.09   $    10.98    $     9.21
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.39         0.43         0.41         0.18          0.01
Net realized and unrealized gain (loss)                       0.55         0.87         0.42         1.03          1.76
                                                        ----------------------------------------------------------------
Total operations                                              0.94         1.30         0.83         1.21          1.77
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.37)       (0.32)       (0.22)        --(h)           --
From net realized gains                                      (0.34)       (0.58)       (0.50)       (0.10)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.71)       (0.90)       (0.72)       (0.10)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    12.83   $    12.60   $    12.20   $    12.09    $    10.98
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.73%       11.21%        7.13%       11.13%        19.22%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $1,452,693   $1,043,139   $  605,462   $  227,221    $   28,018
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               3.03%        3.44%        3.40%        1.63%         0.13%
Portfolio turnover rate(d)                                      20%           3%          24%          30%           16%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

(h) Rounds to less than $0.01 per share.
                                      TST
              TAAMOD-7 Transamerica Asset Allocation -- Moderate VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Transamerica Asset Allocation -- Moderate Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying TST portfolios and certain funds of Transamerica Funds (the "underlying funds/portfolios").

 - Under normal market conditions, expectations are to adjust the investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities and 30% of assets in fixed-income, which may include bonds, cash equivalents and other money market instruments.
These percentages may vary at different times.

 - Allocation of assets among the underlying funds/portfolios is based on such things as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds/portfolios that it believes will provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in U.S. government securities and/or short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments. The Portfolio Construction Manager may change the portfolio's asset allocations and underlying funds/portfolios at any time without notice to shareholders and without shareholder approval.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section lists the underlying funds/portfolios in which the portfolio may invest. For a summary of the respective investment objectives and principal investment strategies and risks of each underlying fund/portfolio, please refer to Appendix B of this prospectus. Further information about an underlying fund/portfolio is contained in that underlying fund/portfolio's prospectus and available online at www.transamericafunds.com.

TRANSAMERICA FUNDS UNDERLYING FUNDS:

 - Transamerica AllianceBernstein International Value
 - Transamerica Bjurman, Barry Micro Emerging Growth
 - Transamerica BlackRock Global Allocation
 - Transamerica Evergreen Health Care
 - Transamerica Evergreen International Small Cap
 - Transamerica Flexible Income
 - Transamerica High Yield Bond
 - Transamerica JPMorgan International Bond
 - Transamerica Legg Mason Partners Investors Value
 - Transamerica Loomis Sayles Bond
 - Transamerica Marsico International Growth
 - Transamerica MFS International Equity
 - Transamerica Neuberger Berman International
 - Transamerica Oppenheimer Developing Markets
 - Transamerica Oppenheimer Small- & Mid-Cap Value
 - Transamerica PIMCO Real Return TIPS
 - Transamerica Schroders International Small Cap
 - Transamerica Short-Term Bond
 - Transamerica Third Avenue Value
 - Transamerica UBS Large Cap Value
 - Transamerica Van Kampen Emerging Markets Debt
 - Transamerica Van Kampen Mid-Cap Growth
 - Transamerica Van Kampen Small Company Growth

TST UNDERLYING PORTFOLIOS:

 - Transamerica American Century Large Company Value VP
 - Transamerica Balanced VP
 - Transamerica BlackRock Large Cap Value VP
 - Transamerica Capital Guardian Global VP
 - Transamerica Capital Guardian U.S. Equity VP
 - Transamerica Capital Guardian Value VP

                                      TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

 - Transamerica Clarion Global Real Estate Securities VP
 - Transamerica Convertible Securities VP
 - Transamerica Equity VP
 - Transamerica Federated Market Opportunity VP
 - Transamerica Growth Opportunities VP
 - Transamerica Jennison Growth VP
 - Transamerica JPMorgan Core Bond VP
 - Transamerica JPMorgan Enhanced Index VP
 - Transamerica JPMorgan Mid Cap Value VP
 - Transamerica Legg Mason Partners All Cap VP
 - Transamerica Marsico Growth VP
 - Transamerica MFS High Yield VP
 - Transamerica Money Market VP
 - Transamerica Munder Net50 VP
 - Transamerica PIMCO Total Return VP
 - Transamerica Science & Technology VP
 - Transamerica Small/Mid Cap Value VP
 - Transamerica T. Rowe Price Equity Income VP
 - Transamerica T. Rowe Price Growth Stock VP
 - Transamerica T. Rowe Price Small Cap VP
 - Transamerica Templeton Global VP
 - Transamerica U.S. Government Securities VP
 - Transamerica Value Balanced VP
 - Transamerica Van Kampen Active International Allocation VP
 - Transamerica Van Kampen Large Cap Core VP


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A, which derive from the risks of the underlying funds/portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS
Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds/portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds/portfolios, as described in this prospectus and the prospectuses of the underlying Transamerica Funds. There can be no assurance that the investment objective of any underlying fund/portfolio will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION
The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES
Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

INVESTMENT COMPANIES
To the extent that an underlying portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, that tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
           TAAMG-3 Transamerica Asset Allocation -- Moderate Growth VP

TOTAL RETURN
(per calendar year)
                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   12.68%  Quarter ended     6/30/2003
Lowest:    (1.88)% Quarter ended     3/31/2003

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             7.81%    14.26%        9.34%
Service Class             7.56%      N/A        14.09%
Dow Jones Wilshire 5000
  Total Market Index      5.74%    14.07%        8.54%
Lehman Brothers
  Aggregate Bond Index    6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.84%      0.84%
                                 ------------------
TOTAL(D)                           0.97%      1.22%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          0.97%      1.22%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds' fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e., underlying) funds' fees and expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which

                                      TST
           TAAMG-4 Transamerica Asset Allocation -- Moderate Growth VP are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 99     $341      $602      $1,350
Service Class                 $124     $387      $670      $1,477
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, ("Morningstar") located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar's Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a B.A. from the Ohio State University, an M.B.A. from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PH.D., CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a B.A. with Honors from the University of Oklahoma, and a Ph.D. in political science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a B.A. in economics from Michigan State University and an M.B.A. from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

                                      TST
           TAAMG-5 Transamerica Asset Allocation -- Moderate Growth VP

MACIEJ KOWARA, PH.D., CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar. Mr. Kowara joined Morningstar in February 2004 as the head of Morningstar's research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a B.A. from University of Toronto and a Ph.D. from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the portfolio construction team's compensation, other accounts managed by the portfolio construction team, and the portfolio construction team's ownership of securities in the portfolio.

                                      TST
           TAAMG-6 Transamerica Asset Allocation -- Moderate Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.72   $    12.80   $    12.18   $    10.82    $     8.52
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.43         0.30         0.13          0.03
Net realized and unrealized gain (loss)                       0.67         1.27         0.88         1.32          2.28
                                                        ----------------------------------------------------------------
Total operations                                              1.04         1.70         1.18         1.45          2.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.34)       (0.22)       (0.14)       (0.02)        (0.01)
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.69)       (0.78)       (0.56)       (0.09)        (0.01)
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    14.07   $    13.72   $    12.80   $    12.18    $    10.82
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.81%       13.83%        9.91%       13.54%        27.17%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,229,744   $2,277,269   $1,892,007   $1,560,998    $1,166,851
Expenses to average net assets(e),(f)                         0.13%        0.13%        0.14%        0.14%         0.12%
Net investment income (loss), to average net
  assets(f),(g)                                               2.63%        3.25%        2.47%        1.15%         0.34%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)          2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    13.64   $    12.75   $    12.15   $    10.83    $     8.87
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.37         0.42         0.29         0.12          0.01
Net realized and unrealized gain (loss)                       0.63         1.24         0.86         1.29          1.95
                                                        ----------------------------------------------------------------
Total operations                                              1.00         1.66         1.15         1.41          1.96
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.32)       (0.21)       (0.13)       (0.02)           --
From net realized gains                                      (0.35)       (0.56)       (0.42)       (0.07)           --
                                                        ----------------------------------------------------------------
Total distributions                                          (0.67)       (0.77)       (0.55)       (0.09)           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    13.97   $    13.64   $    12.75   $    12.15    $    10.83
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                           7.56%       13.54%        9.71%       13.16%        22.10%
RATIO AND SUPPLEMENTAL DATA
NET ASSETS END OF PERIOD (000's)                        $2,797,290   $1,823,589   $  858,857   $  272,625    $   40,083
Expenses to average net assets(e),(f)                         0.38%        0.38%        0.39%        0.39%         0.37%
Net investment income (loss), to average net
  assets(f),(g)                                               2.64%        3.15%        2.40%        1.08%         0.17%
Portfolio turnover rate(d)                                      24%           2%          23%          30%           13%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Asset Allocation-Moderate Growth VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Does not include expenses of the investment companies in which the portfolio invests.

(f) Annualized.

(g) Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
                                      TST
           TAAMG-7 Transamerica Asset Allocation -- Moderate Growth VP

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA LOGO)    Transamerica Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve the portfolio's objective by investing primarily in common stocks with the remaining assets invested primarily in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - the quality of the management team;
 - the company's ability to earn returns on capital in excess of the cost of capital;
 - competitive barriers to entry; and
 - the financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate

                                      TST
                          TB-1 Transamerica Balanced VP
in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      TST
                          TB-2 Transamerica Balanced VP
periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/Credit Bond Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/2004
Lowest:   (1.44)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2007)

                        1 YEAR   5 YEARS    LIFE OF FUND*
                        ------   -------    -------------
Initial Class           13.61%    11.12%         8.74%
Service Class           13.38%      N/A         11.09%
S&P 500 Composite
  Stock Price Index      5.49%    12.83%         7.57%
Lehman Brothers U.S.
  Government/ Credit
  Bond Index             7.23%     4.44%         5.57%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical

                                      TST
                          TB-3 Transamerica Balanced VP
conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD)
Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in Chemistry and Economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (LEAD)
Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds

                                      TST
                          TB-4 Transamerica Balanced VP
in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO)
Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO)
John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO)
Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO)
Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                          TB-5 Transamerica Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004         2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.25   $ 11.63   $ 11.77   $ 10.79     $  9.49
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19      0.16      0.14      0.16        0.13
Net realized and unrealized gain (loss)                          1.47      0.88      0.74      1.02        1.19
                                                              ----------------------------------------------------
Total operations                                                 1.66      1.04      0.88      1.18        1.32
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.15)    (0.12)    (0.16)    (0.13)      (0.02)
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.21)    (0.42)    (1.02)    (0.20)      (0.02)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.70   $ 12.25   $ 11.63   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.61%     9.12%     7.96%    11.16%      13.90%
NET ASSETS END OF PERIOD (000's)                              $81,632   $71,949   $61,698   $62,934     $61,419
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.89%     0.89%     0.94%     0.96%       1.15%
Net investment income (loss), to average net assets(e)           1.49%     1.32%     1.17%     1.45%       1.31%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                              ----------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              -------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007      2006      2005      2004     DEC 31, 2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.21   $ 11.61   $ 11.77   $ 10.79     $  9.73
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.16      0.13      0.11      0.14        0.08
Net realized and unrealized gain (loss)                          1.46      0.87      0.74      1.01        0.98
                                                              ----------------------------------------------------
Total operations                                                 1.62      1.00      0.85      1.15        1.06
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.13)    (0.10)    (0.15)    (0.10)         --
From net realized gains                                         (0.06)    (0.30)    (0.86)    (0.07)         --
                                                              ----------------------------------------------------
Total distributions                                             (0.19)    (0.40)    (1.01)    (0.17)         --
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 13.64   $ 12.21   $ 11.61   $ 11.77     $ 10.79
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D)                                             13.38%     8.74%     7.79%    10.88%      10.93%
NET ASSETS END OF PERIOD (000's)                              $20,711   $ 9,672   $ 3,791   $ 2,457     $   591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.14%     1.14%     1.19%     1.19%       1.38%
Net investment income (loss), to average net assets(e)           1.25%     1.11%     0.91%     1.31%       1.14%
Portfolio turnover rate(d)                                         60%       47%       50%      128%         65%
------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                          TB-6 Transamerica Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets. These markets have been extremely volatile lately.

(CLARION LOGO)       Transamerica Clarion GlobalReal Estate Securities VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. ("Clarion"), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - common stocks
 - convertible securities

Under normal conditions, the portfolio will invest at least 80% of its net assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Clarion considers issuers principally engaged in the real estate industries to be companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts ("REITs").

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit ("REMIC"), certificates, and collateralized mortgage obligations ("CMOs"), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.

                                      TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days.

REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:
 - Declining real estate value
 - Risks relating to general and local economic conditions
 - Over-building
 - Increased competition for assets in local and regional markets
 - Increases in property taxes
 - Increases in operating expenses or interest rates
 - Change in neighborhood value or the appeal of properties to tenants
 - Insufficient levels of occupancy
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do

                                      TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do,

                                      TST
         TCGRES-3 Transamerica Clarion Global Real Estate Securities VP have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
         TCGRES-4 Transamerica Clarion Global Real Estate Securities VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/2004
Lowest:   (10.28)% Quarter ended  12/31/2007

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            (6.70)%   22.12%        13.19%
Service Class            (6.91)%     N/A         22.23%
S&P/Citigroup World
  Property Index         (7.25)%   23.55%        12.51%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.75%      0.75%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.09%      0.09%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $300      $532      $1,199
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      TST
         TCGRES-5 Transamerica Clarion Global Real Estate Securities VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 201 King of Prussia Road, Suite 600, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The sub-adviser and its predecessors have provided investment advisory services to various clients since 1982.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
         TCGRES-6 Transamerica Clarion Global Real Estate Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  24.54   $  19.77   $  19.15   $  15.08     $  11.41
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.35       0.27       0.43         0.51
Net realized and unrealized gain (loss)                          (1.77)      7.45       2.20       4.35         3.51
                                                              --------------------------------------------------------
Total operations                                                 (1.41)      7.80       2.47       4.78         4.02
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.73)     (0.33)     (0.32)     (0.36)       (0.29)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.49)     (3.03)     (1.85)     (0.71)       (0.35)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.64   $  24.54   $  19.77   $  19.15     $  15.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.70)%    42.27%     13.47%     32.86%       35.74%
NET ASSETS END OF PERIOD (000's)                              $667,356   $922,134   $599,134   $396,224     $213,159
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.84%      0.84%      0.86%      0.86%        0.87%
Net investment income (loss), to average net assets(e)            1.51%      1.59%      1.41%      2.62%        3.96%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  25.06   $  20.16   $  19.53   $  15.37     $  12.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.32       0.23       0.47         0.33
Net realized and unrealized gain (loss)                          (1.80)      7.58       2.23       4.36         3.13
                                                              --------------------------------------------------------
Total operations                                                 (1.49)      7.90       2.46       4.83         3.46
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (1.69)     (0.30)     (0.30)     (0.32)       (0.03)
From net realized gains                                          (1.76)     (2.70)     (1.53)     (0.35)       (0.06)
                                                              --------------------------------------------------------
Total distributions                                              (3.45)     (3.00)     (1.83)     (0.67)       (0.09)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  20.12   $  25.06   $  20.16   $  19.53     $  15.37
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              (6.91)%    41.91%     13.18%     32.50%       28.90%
NET ASSETS END OF PERIOD (000's)                              $ 41,216   $ 53,276   $ 24,618   $ 11,771     $  1,072
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.09%      1.09%      1.11%      1.11%        1.13%
Net investment income (loss), to average net assets(e)            1.26%      1.39%      1.21%      2.77%        3.52%
Portfolio turnover rate(d)                                          60%        44%       103%        69%          78%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Clarion Global Real Estate Securities VP share classes commenced operations as follows:

      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
         TCGRES-7 Transamerica Clarion Global Real Estate Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible


                                    Securities VP
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve this objective by investing principally in:
 - convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

                                      TST
                  TCS-1 Transamerica Convertible Securities VP

 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

                                      TST
                  TCS-2 Transamerica Convertible Securities VP

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertible Securities Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.
Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/2003
Lowest:   (4.09)% Quarter ended  3/31/2005

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             18.63%    13.85%       10.73%
Service Class             18.29%      N/A        13.23%
Merrill Lynch All U.S.
  Convertible Securities
  Index                    4.55%    10.67%        8.09%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                  TCS-3 Transamerica Convertible Securities VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.79%      1.04%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.79%      1.04%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 81     $285      $505      $1,141
Service Class                 $106     $331      $574      $1,271
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline. He is also a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity,

                                      TST
                  TCS-4 Transamerica Convertible Securities VP

Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                  TCS-5 Transamerica Convertible Securities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  12.03   $  11.20   $  12.24   $  11.51     $   9.32
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.15       0.22       0.24         0.31
Net realized and unrealized gain (loss)                           1.91       1.05       0.19       1.16         1.89
                                                              --------------------------------------------------------
Total operations                                                  2.07       1.20       0.41       1.40         2.20
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.26)     (0.19)     (0.27)     (0.23)       (0.01)
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.62)     (0.37)     (1.45)     (0.67)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.48   $  12.03   $  11.20   $  12.24     $  11.51
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.63%     10.90%      3.88%     13.18%       23.66%
NET ASSETS END OF PERIOD (000's)                              $270,218   $429,852   $314,353   $351,386     $380,387
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.79%      0.78%      0.79%      0.84%        0.84%
Net investment income (loss), to average net assets(e)            1.30%      1.26%      1.95%      2.04%        2.88%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.98   $  11.17   $  12.24   $  11.50     $   9.86
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.12       0.19       0.20         0.18
Net realized and unrealized gain (loss)                           1.91       1.04       0.18       1.18         1.46
                                                              --------------------------------------------------------
Total operations                                                  2.04       1.16       0.37       1.38         1.64
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.24)     (0.17)     (0.26)     (0.20)          --
From net realized gains                                          (1.36)     (0.18)     (1.18)     (0.44)          --
                                                              --------------------------------------------------------
Total distributions                                              (1.60)     (0.35)     (1.44)     (0.64)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  12.42   $  11.98   $  11.17   $  12.24     $  11.50
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              18.29%     10.65%      3.54%     12.99%       16.69%
NET ASSETS END OF PERIOD (000's)                              $ 18,157   $ 14,065   $ 10,710   $  6,006     $    883
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.04%      1.03%      1.04%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            1.02%      1.01%      1.65%      1.72%        2.41%
Portfolio turnover rate(d)                                          79%        64%        85%       138%         139%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities VP share classes commenced operations as follows:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                  TCS-6 Transamerica Convertible Securities VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in:

 - equity securities

TIM generally invests at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market.

TIM employs a rigorous research approach and buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - shareholder-oriented management
 - dominance in market share
 - cost production advantages
 - leading brands
 - self-financed growth
 - attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

                                      TST
                           TE-1 Transamerica Equity VP

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/1999
Lowest:   (18.38)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               16.29%   17.49%      9.84%
Service Class               16.04%      N/A     16.88%
Russell 1000(R) Growth
  Index                     11.81%   12.10%      3.83%

 *  Service Class shares commenced operations on May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.70%      0.70%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.76%      1.01%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.76%      1.01%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM" ) through April 30, 2009 to

                                      TST
                           TE-2 Transamerica Equity VP
    waive fees and/or reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 78     $275      $489      $1,106
Service Class                 $103     $322      $558      $1,236
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.70% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, PORTFOLIO MANAGER (LEAD) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

GEOFFREY I. EDELSTEIN, CFA, CIC, PORTFOLIO MANAGER (CO) Geoffrey I. Edelstein is Principal, Managing Director and Portfolio Manager at TIM. Mr. Edelstein is a Co-Manager of Transamerica Equity, Transamerica Equity II, and Transamerica Balanced (Equity). He also co-manages institutional and private separate accounts and sub-advised funds in the Large Growth Equity discipline. Mr. Edelstein's analytical responsibilities include the Consumer Staples sector. He joined TIM in 2005

                                      TST
                           TE-3 Transamerica Equity VP
when the firm acquired Westcap Investors, LLC. Westcap was co-founded by Mr. Edelstein in 1992. Prior to Westcap, he practiced Corporate and Real Estate Law from 1988-1991. Mr. Edelstein earned a B.A. from University of Michigan and a J.D. from Northwestern University School of Law. He was a member of the AIMR Blue Ribbon Task Force on Soft Dollars, 1997 and has earned the right to use the Chartered Financial Analyst designation. He is a member of the Board of Directors of Hollygrove Home for Children in Los Angeles, California and is also member of the Board of Governors' of the Investment Adviser Association and the Board of Directors of EMQ Children and Family Services. Mr. Edelstein has 17 years of investment experience.

EDWARD S. HAN, PORTFOLIO MANAGER (CO) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Lead Manager of Transamerica Growth Opportunities and a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity). He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

PETER O. LOPEZ, PORTFOLIO MANAGER (CO) Peter O. Lopez is Principal and Director of Research at TIM. Mr. Lopez is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Convertible Securities. He also co-manages sub-advised funds and institutional accounts in the Large Growth Equity and Convertible Securities disciplines. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from the University of Michigan and received a B.A. in economics from Arizona State University. Mr. Lopez has 17 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                           TE-4 Transamerica Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                        ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004          2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.95   $    23.87   $    20.88   $    18.03     $  13.74
INVESTMENT OPERATIONS
Net investment income (loss)                                  0.05         0.01        (0.02)        0.09        (0.02)
Net realized and unrealized gain (loss)                       4.07         2.07         3.43         2.76         4.31
                                                        ----------------------------------------------------------------
Total operations                                              4.12         2.08         3.41         2.85         4.29
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                   (0.01)          --        (0.08)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.17)          --        (0.42)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.90   $    25.95   $    23.87   $    20.88     $  18.03
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.29%        8.71%       16.54%       15.81%       31.22%
NET ASSETS END OF PERIOD (000's)                        $2,938,220   $3,324,168   $1,670,310   $1,229,731     $640,555
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             0.76%        0.77%        0.80%        0.81%        0.78%
Net investment income (loss), to average net assets(e)        0.18%        0.04%       (0.10)%       0.48%       (0.11)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

                                                                                 SERVICE CLASS
                                                        ----------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)        2007         2006         2005         2004      DEC 31, 2003
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                     $    25.73   $    23.73   $    20.80   $    17.99     $  14.68
INVESTMENT OPERATIONS
Net investment income (loss)                                 (0.02)       (0.05)       (0.07)        0.09        (0.04)
Net realized and unrealized gain (loss)                       4.04         2.05         3.40         2.72         3.35
                                                        ----------------------------------------------------------------
Total operations                                              4.02         2.00         3.33         2.81         3.31
                                                        ----------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      --           --        (0.06)          --           --
From net realized gains                                      (1.16)          --        (0.34)          --           --
                                                        ----------------------------------------------------------------
Total distributions                                          (1.16)          --        (0.40)          --           --
                                                        ----------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                        $    28.59   $    25.73   $    23.73   $    20.80     $  17.99
                                                        ----------------------------------------------------------------
TOTAL RETURN(C),(D)                                          16.04%        8.38%       16.28%       15.62%       22.55%
NET ASSETS END OF PERIOD (000's)                        $   69,701   $   64,730   $   37,784   $   18,159     $  1,600
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                             1.01%        1.02%        1.05%        1.08%        1.05%
Net investment income (loss), to average net assets(e)       (0.07)%      (0.22)%      (0.35)%       0.49%       (0.34)%
Portfolio turnover rate(d)                                      38%          47%          34%          69%          19%
------------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity VP share classes commenced operations as follows:
     Initial Class-December 31, 1980
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                           TE-5 Transamerica Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)    Transamerica Federated Market Opportunity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania ("Federated"), pursues this investment objective by investing, under normal market conditions, in domestic and foreign securities that Federated deems to be undervalued or out-of-favor or securities that Federated believes are attractive due to their income-producing potential. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers (including American Depositary Receipts ("ADRs")), fixed-income securities of both domestic and foreign issuers or sovereign governmental entities, REITs, securities of precious metals companies and derivative and hybrid instruments. This investment strategy is designed to enable the portfolio to pursue its investment objective (to provide moderate capital appreciation and high current income) while attempting to limit volatility.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company. Lastly, Federated assembles a portfolio of securities by considering sector allocations. Sectors are broad categories of companies with similar characteristics. Federated determines the sector allocation of the portfolio primarily based upon its opinion as to which sectors are, as a whole, priced at a low market valuation when compared with other sectors, and which are currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated uses technical analysis of the market as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

Federated may also increase the portfolio's cash position if Federated is unable to find a sufficient number of securities that Federated deems to be undervalued or out-of-favor, or it believes that overall equity market valuations (and risks) are at high levels. Additionally, Federated anticipates normally keeping a portion of the portfolio in cash

                                      TST
               TFMO-1 Transamerica Federated Market Opportunity VP in order to readily take advantage of buying opportunities, to increase current income or in an effort to preserve capital. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

When investing in fixed-income securities, Federated invests in asset classes within the fixed-income market that it believes offer the best relative value. When searching for asset classes within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such asset classes may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations, as well as U.S. Treasury securities and other investment grade securities.

In addition to investing in equity and fixed-income securities, the portfolio may invest in the following in attempting to achieve its investment objective:

 - derivative contracts or hybrid instruments, including options on indices, individual securities, futures (including financial and index futures) and currencies (both foreign and U.S. dollar),
 - foreign forward currency contracts, convertible bonds,
 - REITS, and
 - securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may also purchase shares of exchange-traded funds ("ETFs") in order to achieve exposure to a specific region, country, commodity or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative
contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivatives or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may buy or sell derivative contracts (such as call or put options), in anticipation of an increase or decrease in the market value of individual securities, currencies or indices (including both securities and volatility indices). Third, the portfolio may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or by the performance of a commodity index. Such commodities may include precious metals (e.g., gold, silver), industrial metals, (e.g., copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas). Finally, the portfolio may invest in derivatives contracts as part of its hedging strategies. For example, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - obtain premiums from the sale of derivative contracts (e.g., write a put option on a security);
 - realize gains from trading a derivative contract; or
 - hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock price.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TFMO-2 Transamerica Federated Market Opportunity VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down

                                      TST
               TFMO-3 Transamerica Federated Market Opportunity VP

- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased

                                      TST
               TFMO-4 Transamerica Federated Market Opportunity VP competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, commodities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

COMMODITIES
Because the portfolio may invest in instruments whose performance is linked to the price of an underlying commodity or commodity index, the portfolio may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or hybrid instruments may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio.

                                      TST
               TFMO-5 Transamerica Federated Market Opportunity VP

Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

INVESTMENT COMPANIES
To the extent that the portfolio invests in other investment companies such as Exchange-Traded Funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000

                                      TST
               TFMO-6 Transamerica Federated Market Opportunity VP large U.S. companies that measures those Russell 3000 companies with lower price-to- book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month T-Bill Index, is an unmanaged index that measures returns of three-month treasury bills. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  12.15%  Quarter ended  6/30/1999
Lowest:   (7.99)% Quarter ended  3/31/1999

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                 (0.48)%    8.26%       8.25%
Service Class                 (0.70)%     N/A        7.51%
Russell 3000(R) Value Index   (1.01)%   14.69%       7.73%
Merrill Lynch 3-month T-Bill
  Index                        5.00%     3.07%       3.77%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset Management,
    Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      TST
               TFMO-7 Transamerica Federated Market Opportunity VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.675% of assets over $500 million up to $750 million; and 0.65% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% of assets over $30 million up to $50 million; 0.25% of assets over $50 million up to $500 million; 0.225% of assets over $500 million up to $750 million; and 0.20% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, has served as portfolio manager since inception. He joined Federated in 1997 as a Portfolio Manager and Vice President. He has been a Senior Portfolio Manager since 1998. From 1996 to 1997, Mr. Lehman served as Portfolio Manager, Vice President and Senior Portfolio manager at First Chicago NBD. Mr. Lehman received his M.A. from the University of Chicago.

Federated Investors, Inc. has provided investment advisory services to various clients since 1955.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
               TFMO-8 Transamerica Federated Market Opportunity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.40   $  16.52   $  17.59   $  17.09     $  14.35
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.41       0.48       0.30       0.30         0.48
Net realized and unrealized gain (loss)                           (0.50)        --(f)     0.52      1.20         3.24
                                                             ----------------------------------------------------------
Total operations                                                  (0.09)      0.48       0.82       1.50         3.72
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.58)     (0.28)     (0.40)     (0.48)       (0.49)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.65)     (1.60)     (1.89)     (1.00)       (0.98)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    14.66   $  15.40   $  16.52   $  17.59     $  17.09
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.48)%     2.76%      4.96%      9.21%       26.84%
NET ASSETS END OF PERIOD (000's)                             $  401,656   $518,866   $577,785   $482,823     $453,361
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  0.82%      0.81%      0.83%      0.82%        0.81%
Net investment income (loss), to average net assets(e)             2.72%      2.94%      1.76%      1.74%        3.14%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    15.94   $  17.05   $  18.12   $  17.57     $  15.04
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.38       0.45       0.27       0.24         0.17
Net realized and unrealized gain (loss)                           (0.52)      0.01       0.54       1.27         2.88
                                                             ----------------------------------------------------------
Total operations                                                  (0.14)      0.46       0.81       1.51         3.05
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.53)     (0.25)     (0.39)     (0.44)       (0.03)
From net realized gains                                           (0.07)     (1.32)     (1.49)     (0.52)       (0.49)
                                                             ----------------------------------------------------------
Total distributions                                               (0.60)     (1.57)     (1.88)     (0.96)       (0.52)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $    15.20   $  15.94   $  17.05   $  18.12     $  17.57
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                               (0.70)%     2.47%      4.72%      8.97%       20.79%
NET ASSETS END OF PERIOD (000's)                             $   25,139   $ 32,406   $ 32,851   $ 16,709     $  2,807
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                  1.07%      1.06%      1.08%      1.07%        1.08%
Net investment income (loss), to average net assets(e)             2.48%      2.67%      1.54%      1.37%        1.55%
Portfolio turnover rate(d)                                           56%        91%        55%        93%         128%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Federated Market Opportunity VP share classes commenced operations as follows:

      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01.

                                      TST
               TFMO-9 Transamerica Federated Market Opportunity VP

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Growth Opportunities VP (BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to maximize long-term growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

- strong potential for steady growth
- high barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS
Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      TST
                   TGO-1 Transamerica Growth Opportunities VP security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TGO-2 Transamerica Growth Opportunities VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   15.45%  Quarter ended  6/30/2003
Lowest:   (16.80)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.09%    18.14%       12.58%
Service Class            22.74%      N/A        18.49%
Russell Midcap(R)
  Growth Index           11.43%    17.90%        6.16%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement

                                      TST
                   TGO-3 Transamerica Growth Opportunities VP by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

INVESTMENT ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

EDWARD S. HAN, PORTFOLIO MANAGER (CO-LEAD) Edward S. Han is Principal and Portfolio Manager at TIM. Mr. Han is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline and is a member of the Large Growth team. Prior to joining TIM in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine. Mr. Han has 14 years of investment experience.

JOHN J. HUBER, CFA, PORTFOLIO MANAGER (CO-LEAD) John J. Huber is Principal and Portfolio Manager at TIM. Mr. Huber is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Co-lead Manager of Transamerica Growth Opportunities. He also manages sub-advised funds and institutional separate accounts in the Mid Growth Equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from

                                      TST
                   TGO-4 Transamerica Growth Opportunities VP

University of California, Los Angeles. Mr. Huber has earned the right to use the Chartered Financial Analyst designation and has 9 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TGO-5 Transamerica Growth Opportunities VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  16.00   $  15.69   $  14.66   $  12.57     $   9.58
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.01)      0.01       0.04         --(f)      (0.02)
Net realized and unrealized gain (loss)                           3.58       0.76       2.18       2.09         3.01
                                                              --------------------------------------------------------
Total operations                                                  3.57       0.77       2.22       2.09         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.01)     (0.04)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.39)     (0.46)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.18   $  16.00   $  15.69   $  14.66     $  12.57
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              23.09%      5.10%     16.23%     16.63%       31.21%
NET ASSETS END OF PERIOD (000's)                              $485,162   $478,963   $445,761   $416,126     $242,433
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.84%      0.86%      0.88%        0.90%
Net investment income (loss), to average net assets(e)           (0.08)%     0.05%      0.30%        --%(f)      (0.16)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD()(A)             2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  15.88   $  15.59   $  14.61   $  12.54     $   9.87
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.06)     (0.03)        --(f)    (0.04)      (0.02)
Net realized and unrealized gain (loss)                           3.56       0.75       2.17       2.11         2.69
                                                              --------------------------------------------------------
Total operations                                                  3.50       0.72       2.17       2.07         2.67
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --      (0.01)        --         --           --
From net realized gains                                          (1.38)     (0.42)     (1.19)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.38)     (0.43)     (1.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  18.00   $  15.88   $  15.59   $  14.61     $  12.54
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.74%      4.90%     15.93%     16.51%       27.05%
NET ASSETS END OF PERIOD (000's)                              $ 20,062   $ 16,847   $ 14,980   $  7,545     $    619
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.09%      1.11%      1.14%        1.15%
Net investment income (loss), to average net assets(e)           (0.33)%    (0.20)%     0.03%     (0.31)%      (0.22)%
Portfolio turnover rate(d)                                          73%        68%        44%        63%          23%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities VP share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Amounts round to less than $0.01 or 0.01%.

                                      TST
                   TGO-6 Transamerica Growth Opportunities VP

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)  Transamerica JPMorgan Core Bond VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. ("JPMorgan") seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities
 - Medium- to high-quality corporate bonds
 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations ("CMOs")
 - Asset-backed securities
 - Commercial Mortgage Backed Securities ("CMBS")

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds
 - Short-term securities, including agency discount notes, commercial paper and money market funds

JPMorgan analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan looks for market sectors and individual securities that it believes will perform well over time. JPMorgan is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when

                                      TST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U. S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

PROPRIETARY RESEARCH
Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each

                                      TST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance that is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S.
Government/Credit Bond Index, a widely recognized unmanaged index of market performance that is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   5.53%  Quarter ended   9/30/1998
Lowest:   (1.94)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                6.94%     4.38%      5.65%
Service Class                6.61%      N/A       3.93%
Lehman Brothers Aggregate
  Bond Index                 6.97%     4.42%      5.97%
Lehman Brothers U.S.
  Government/Credit Bond
  Index                      7.23%     4.44%      6.01%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       0.58%      0.83%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.58%      0.83%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain

                                      TST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $59      $218      $391      $  892
Service Class                 $85      $265      $460      $1,025
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc., ("TAM") 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TAM pursuant to any expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1983, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TJPMCB-4 Transamerica JPMorgan Core Bond VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                 INITIAL CLASS
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  11.66   $  11.83   $  12.23   $  12.61   $  12.68
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.52       0.53       0.54       0.56       0.62
Net realized and unrealized gain (loss)                           0.26      (0.07)     (0.26)     (0.01)     (0.10)
                                                              ----------------------------------------------------
Total operations                                                  0.78       0.46       0.28       0.55       0.52
                                                              ----------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.63)     (0.63)     (0.66)     (0.88)     (0.59)
From net realized gains                                             --         --      (0.02)     (0.05)        --
                                                              ----------------------------------------------------
Total distributions                                              (0.63)     (0.63)     (0.68)     (0.93)     (0.59)
                                                              ----------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.81   $  11.66   $  11.83   $  12.23   $  12.61
                                                              ----------------------------------------------------
TOTAL RETURN(C),(D),(F)                                           6.94%(f)     3.92%     2.30%     4.53%      4.28%
NET ASSETS END OF PERIOD (000's)                              $142,788   $157,167   $185,820   $218,258   $264,668
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.58%      0.57%      0.59%      0.56%      0.52%
Net investment income (loss), to average net assets(e)            4.46%      4.54%      4.42%      4.52%      4.88%
Portfolio turnover rate(d)                                           4%         5%         6%        12%        27%
------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                              ------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                              --------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007       2006       2005      2004     DEC 31, 2003
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $ 12.24    $ 12.41    $12.81    $13.16       $12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.52       0.53      0.53      0.55         0.40
Net realized and unrealized gain (loss)                          0.27      (0.09)    (0.27)       --        (0.17)
                                                              ------------------------------------------------------
Total operations                                                 0.79       0.44      0.26      0.55         0.23
                                                              ------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (0.60)     (0.61)    (0.64)    (0.85)       (0.04)
From net realized gains                                            --         --     (0.02)    (0.05)          --
                                                              ------------------------------------------------------
Total distributions                                             (0.60)     (0.61)    (0.66)    (0.90)       (0.04)
                                                              ------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $ 12.43    $ 12.24    $12.41    $12.81       $13.16
                                                              ------------------------------------------------------
TOTAL RETURN(C),(D)                                              6.61%      3.63%     2.07%     4.31%        1.78%
NET ASSETS END OF PERIOD (000's)                              $11,460    $10,591    $8,293    $5,471       $1,315
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.83%      0.82%     0.84%     0.81%        0.80%
Net investment income (loss), to average net assets(e)           4.21%      4.29%     4.16%     4.21%        4.57%
Portfolio turnover rate(d)                                          4%         5%        6%       12%          27%
--------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica JPMorgan Core Bond VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Figure has been restated from 12/31/2007 Annual Report.
                                      TST
                   TJPMCB-5 Transamerica JPMorgan Core Bond VP

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)       Transamerica JPMorgan Mid CapValue VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. ("JPMorgan"), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's net assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued. The portfolio is currently closed to new investors.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher cost for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms

                                      TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline.
Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MEDIUM-SIZED COMPANIES
Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/2001
Lowest:   (15.61)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            2.83%     14.66%        8.40%
Service Class            2.53%       N/A        14.59%
Russell Midcap()(R)
  Value Index            (1.42)%   17.92%       10.45%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

    NOTE: The portfolio is currently closed to new investments. However, the TST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.06%      0.06%
                                            ------------------
TOTAL                                         0.87%      1.12%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.87%      1.12%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                TJPMMCV-3 Transamerica JPMorgan Mid Cap Value VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, utilities and industrial sectors. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TJPMMCV-4 Transamerica JPMorgan Mid Cap Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                  INITIAL CLASS
                                                           ------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004          2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.60    $  15.89    $  14.81    $  12.93      $  9.85
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.19        0.17        0.13        0.08         0.01
Net realized and unrealized gain (loss)                        0.29        2.39        1.22        1.81         3.08
                                                           ------------------------------------------------------------
Total operations                                               0.48        2.56        1.35        1.89         3.09
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.17)      (0.15)      (0.03)      (0.01)       (0.01)
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.29)      (1.85)      (0.27)      (0.01)       (0.01)
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.79    $  16.60    $  15.89    $  14.81      $ 12.93
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.83%      17.25%       9.15%      14.58%       31.42%
NET ASSETS END OF PERIOD (000's)                           $336,861    $353,498    $338,377    $295,909      $74,375
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 0.87%       0.88%       0.89%(g)     1.00%(h)      1.00%
Before reimbursement/fee waiver(f)                             0.87%       0.88%       0.89%(g)     1.00%(h)      1.02%
Net investment income (loss), to average net assets(e)         1.10%       1.02%       0.82%       0.58%        0.10%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

                                                                                  SERVICE CLASS
                                                           ------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------      MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)            2007        2006        2005        2004      DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                        $  16.54    $  15.83    $  14.77    $  12.92      $ 10.21
INVESTMENT OPERATIONS
Net investment income (loss)                                   0.15        0.13        0.09        0.04        (0.01)
Net realized and unrealized gain (loss)                        0.28        2.37        1.22        1.82         2.72
                                                           ------------------------------------------------------------
Total operations                                               0.43        2.50        1.31        1.86         2.71
                                                           ------------------------------------------------------------
DISTRIBUTIONS
From net investment income                                    (0.12)      (0.09)      (0.01)      (0.01)          --
From net realized gains                                       (1.12)      (1.70)      (0.24)         --           --
                                                           ------------------------------------------------------------
Total distributions                                           (1.24)      (1.79)      (0.25)      (0.01)          --
                                                           ------------------------------------------------------------
NET ASSET VALUE
End of period(b)                                           $  15.73    $  16.54    $  15.83    $  14.77      $ 12.92
                                                           ------------------------------------------------------------
TOTAL RETURN(C),(D)                                            2.53%      16.96%       8.86%      14.36%       26.54%
NET ASSETS END OF PERIOD (000's)                           $    435    $    516    $    614    $    470      $   310
RATIO AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS
After reimbursement/fee waiver                                 1.12%       1.13%       1.14%(g)     1.25%(h)      1.25%
Before reimbursement/fee waiver(f)                             1.12%       1.13%       1.14%(g)     1.25%(h)      1.28%
Net investment income (loss), to average net assets(e)         0.89%       0.77%       0.59%       0.27%       (0.14)%
Portfolio turnover rate(d)                                       45%         40%         68%        109%          73%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica JPMorgan Mid Cap Value VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Annualized.
(f) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(g) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(h) Ratio of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.
                                      TST
                TJPMMCV-5 Transamerica JPMorgan Mid Cap Value VP

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.

(CLEARBRIDGE ADVISORS LOGO)    Transamerica Legg Mason Partners All Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC ("ClearBridge"), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.
- Positive changes in earnings prospects because of factors such as:
 - New, improved or unique products and services
 - New or rapidly expanding markets for the company's products
 - New management
 - Changes in the economic, financial, regulatory or political environment particularly affecting the company
 - Effective research, product development and marketing
 - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other investment companies or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.



WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

                                      TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADR's"), Global Depositary Receipts ("GDR's") and European Depositary Receipts ("EDR's"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

                                      TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

PREFERRED STOCKS
Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
              TLMPAC-3 Transamerica Legg Mason Partners All Cap VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   17.20%  Quarter ended   6/30/2003
Lowest:   (20.03)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.04%    12.96%        7.90%
Service Class             0.77%      N/A        12.59%
Russell 3000(R) Index     5.14%    13.63%        3.63%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
              TLMPAC-4 Transamerica Legg Mason Partners All Cap VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: ClearBridge Advisors, LLC, 620 Eighth Avenue, New York, NY 10018

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

NOTE: The sub-advisory fees for this portfolio were recently changed. Prior to January 1, 2008, TAM paid the sub-adviser monthly compensation of: 0.30% of the first $20 million of average daily net assets; 0.50% over $20 million up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica Funds.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He joined ClearBridge (or its predecessor firms) in 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
              TLMPAC-5 Transamerica Legg Mason Partners All Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.73   $  14.71   $  14.22   $  13.06     $   9.70
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.16       0.18       0.10       0.07         0.04
Net realized and unrealized gain (loss)                          (0.01)      2.26       0.48       1.12         3.36
                                                              --------------------------------------------------------
Total operations                                                  0.15       2.44       0.58       1.19         3.40
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.20)     (0.16)     (0.09)     (0.03)       (0.04)
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.00)     (2.42)     (0.09)     (0.03)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.88   $  14.73   $  14.71   $  14.22     $  13.06
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               1.04%     18.56%      4.08%      9.14%       35.15%
NET ASSETS END OF PERIOD (000's)                              $297,425   $370,692   $379,373   $611,410     $599,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.87%      0.88%      0.86%      0.87%        0.86%
Net investment income (loss), to average net assets(e)            1.11%      1.22%      0.68%      0.53%        0.32%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.69   $  14.68   $  14.21   $  13.08     $  10.13
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.13       0.15       0.06       0.06         0.01
Net realized and unrealized gain (loss)                          (0.02)      2.25       0.48       1.10         2.94
                                                              --------------------------------------------------------
Total operations                                                  0.11       2.40       0.54       1.16         2.95
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.17)     (0.13)     (0.07)     (0.03)          --
From net realized gains                                          (0.80)     (2.26)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.97)     (2.39)     (0.07)     (0.03)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  13.83   $  14.69   $  14.68   $  14.21     $  13.08
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               0.77%     18.29%      3.81%      8.90%       29.12%
NET ASSETS END OF PERIOD (000's)                              $ 11,910   $ 12,810   $  8,680   $  7,496     $  1,239
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.12%      1.13%      1.11%      1.13%        1.12%
Net investment income (loss), to average net assets(e)            0.86%      0.99%      0.44%      0.42%        0.14%
Portfolio turnover rate(d)                                          15%        15%        33%        36%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Legg Mason Partners All Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TLMPAC-6 Transamerica Legg Mason Partners All Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Transamerica Marsico Growth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC ("Columbia") has entered into an agreement with Marsico Capital Management, LLC ("Marsico") under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macro-economic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth, current income and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential or current income potential, more attractive investment opportunities appear elsewhere, or for other reasons.

The core investments of the portfolio generally may include established companies and securities (large capitalization securities typically having a market capitalization of $5 billion or more) that offer long-term growth potential. However, the portfolio also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP
undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      TST
                     TMARGR-2 Transamerica Marsico Growth VP

CURRENCY
When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/2003
Lowest:   (16.26)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 20.40%    14.33%     3.46%
Service Class                 20.13%      N/A     13.94%
S&P 500 Composite Stock
  Price Index                  5.49%    12.83%     2.76%
Russell 1000(R) Growth Index  11.81%    12.10%    (0.17)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

                                      TST
                     TMARGR-3 Transamerica Marsico Growth VP

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.81%      1.06%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.81%      1.06%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $291      $516      $1,164
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

SUB-ADVISER: Columbia Management Advisors, LLC, 101 South Tryon Street, Charlotte, NC 28255

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                     TMARGR-4 Transamerica Marsico Growth VP

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico and is primarily responsible for the management of the portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202.

Marsico was organized in September 1997 as a registered investment adviser and is an independently-owned investment management firm. Marsico provides investment services to mutual funds and private accounts and, as of December 31, 2007, had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                     TMARGR-5 Transamerica Marsico Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.88   $  10.34   $   9.53   $   8.49     $   6.72
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.07       0.02       0.01       0.01        (0.01)
Net realized and unrealized gain (loss)                           2.13       0.53       0.81       1.03         1.78
                                                              --------------------------------------------------------
Total operations                                                  2.20       0.55       0.82       1.04         1.77
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        --(b)     (0.01)     (0.01)        --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)     (0.01)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.96   $  10.88   $  10.34   $   9.53     $   8.49
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.40%      5.36%      8.58%     12.25%       26.34%
NET ASSETS END OF PERIOD (000's)                              $707,025   $211,386   $194,775   $143,150     $135,376
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 0.81%      0.87%      0.88%      0.87%        0.98%
Net investment income (loss), to average net assets(f)            0.55%      0.17%      0.15%      0.15%       (0.19)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.81   $  10.28   $   9.50   $   8.48     $   7.06
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.04      (0.01)     (0.01)     (0.01)       (0.03)
Net realized and unrealized gain (loss)                           2.12       0.54       0.79       1.03         1.45
                                                              --------------------------------------------------------
Total operations                                                  2.16       0.53       0.78       1.02         1.42
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (0.12)        --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.12)        --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(c)                                              $  12.85   $  10.81   $  10.28   $   9.50     $   8.48
                                                              --------------------------------------------------------
TOTAL RETURN(D),(E)                                              20.13%      5.16%      8.21%     12.03%       20.11%
NET ASSETS END OF PERIOD (000's)                              $ 17,392   $ 12,820   $ 12,217   $  5,818     $    759
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                 1.06%      1.12%      1.13%      1.10%        1.25%
Net investment income (loss), to average net assets(f)            0.30%     (0.08)%    (0.12)%    (0.07)%      (0.47)%
Portfolio turnover rate(e)                                          56%        67%        66%        80%         111%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $(.01) per share.

(c) Transamerica Marsico Growth VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                     TMARGR-6 Transamerica Marsico Growth VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)       Transamerica MFS InternationalEquity VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management ("MFS"), seeks to achieve this objective by investing principally in equity securities of foreign companies, including emerging market securities.

Under normal market conditions, the portfolio invests at least 80% of its net assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

The portfolio may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region.

              In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.
              The sub-adviser may invest the
              portfolio's assets in companies
              of any size.

              The portfolio may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the portfolio, or as alternatives to direct investments.

              MFS uses a "bottom-up" investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

MFS may engage in active and frequent trading in pursuing the portfolio's principal investment strategies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                TMFSIE-1 Transamerica MFS International Equity VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GEOGRAPHIC CONCENTRATION
Because the portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the portfolio's performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

                                      TST
                TMFSIE-2 Transamerica MFS International Equity VP

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES
Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PORTFOLIO TURNOVER
The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally

                                      TST
                TMFSIE-3 Transamerica MFS International Equity VP remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index ("MSCI-EAFE Index"), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   22.87%  Quarter ended  12/31/1999
Lowest:   (19.85)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.15%    16.78%        4.62%
Service Class             8.87%      N/A        18.23%
MSCI-EAFE Index          11.63%    22.08%        9.04%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.13%      0.13%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the

                                      TST
                TMFSIE-4 Transamerica MFS International Equity VP expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $366      $645      $1,441
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Investment Officer of MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                TMFSIE-5 Transamerica MFS International Equity VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.03   $   8.75   $   8.61   $   7.53     $   6.01
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.18       0.08       0.11       0.05         0.04
Net realized and unrealized gain (loss)                           0.63       1.88       0.92       1.03         1.48
                                                              --------------------------------------------------------
Total operations                                                  0.81       1.96       1.03       1.08         1.52
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.10)     (0.14)     (0.07)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.96)     (0.68)     (0.89)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.88   $  10.03   $   8.75   $   8.61     $   7.53
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.15%     23.07%     12.86%     14.34%       25.29%
NET ASSETS END OF PERIOD (000's)                              $327,306   $354,278   $265,260   $235,949     $303,527
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.07%      1.10%      1.09%        1.14%(f)
Net investment income (loss), to average net assets(e)            1.77%      0.79%      1.30%      0.70%        0.58%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31,2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   9.97   $   8.70   $   8.59   $   7.52     $   5.91
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.12       0.05       0.08       0.03        (0.02)
Net realized and unrealized gain (loss)                           0.66       1.89       0.91       1.04         1.63
                                                              --------------------------------------------------------
Total operations                                                  0.78       1.94       0.99       1.07         1.61
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.09)     (0.13)     (0.06)        --           --
From net realized gains                                          (1.86)     (0.54)     (0.82)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.95)     (0.67)     (0.88)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   8.80   $   9.97   $   8.70   $   8.59     $   7.52
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               8.87%     22.92%     12.42%     14.23%       27.24%
NET ASSETS END OF PERIOD (000's)                              $ 14,658   $  8,120   $  3,850   $  2,215     $    650
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.30%      1.32%      1.35%      1.35%        1.39%
Net investment income (loss), to average net assets(e)            1.27%      0.55%      0.97%      0.40%       (0.51)%
Portfolio turnover rate(d)                                          35%       138%       103%       125%         219%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica MFS International Equity VP share classes commenced operations as follows:

      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.
                                      TST
                TMFSIE-6 Transamerica MFS International Equity VP

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum current income from money market securities consistent with liquidity and preservation of principal.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM") seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act of 1940 in the following U.S. dollar-denominated instruments:
 - short-term corporate obligations, including commercial paper, notes and bonds
 - obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities
 - obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks
 - repurchase agreements involving any of the securities mentioned above
TIM also seeks to maintain a stable net asset value of $1.00 per share by:
 - investing in securities which present minimal credit risk; and
 - maintaining the average maturity of obligations held in the portfolio at 90 days or less.
Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

INTEREST RATES
The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT
The portfolio is also subject to the risk that the issuer of a security in which it invests (or a guarantor) may fail to pay the principal or interest payments when due. Debt securities also fluctuate in value based on the perceived credit worthiness of issuers. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

NET ASSET VALUE
The portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market funds do). Undeclared investment income, or a default on a portfolio security, may cause the portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

BANK OBLIGATIONS

If the portfolio concentrates in U.S. bank obligations, the portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money markets and general economic conditions, as well as decisions by regulators that can affect banks' profitability.

MARKET
The value of securities owned by the portfolio, or the portfolio's yield, may go up or down, sometimes rapidly or unpredictably. Securities may

                                      TST
                       TMM-1 Transamerica Money Market VP
decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:  1.62%  Quarter ended  6/30/2000
Lowest:   0.17%  Quarter ended  3/31/2004

                                  7-DAY YIELD
                           (As of December 31, 2007)

                             4.38% (Initial Class)
                             4.13% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/07)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.91%      2.85%      3.57%
Service Class                 4.65%       N/A       2.72%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      TST
                       TMM-2 Transamerica Money Market VP

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $161      $292       $675
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

                                      TST
                       TMM-3 Transamerica Money Market VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.05       0.03       0.01         0.01
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.05       0.03       0.01         0.01
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.05)     (0.03)     (0.01)       (0.01)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.91%      4.74%      2.89%      0.99%        0.81%
NET ASSETS END OF PERIOD (000's)                              $495,893   $454,784   $347,350   $496,821     $597,512
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.40%      0.40%      0.40%      0.39%        0.38%
Net investment income (loss), to average net assets(e)            4.88%      4.69%      2.84%      1.00%        0.78%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05       0.04       0.03       0.01           --
Net realized and unrealized gain (loss)                             --         --         --         --           --
                                                              --------------------------------------------------------
Total operations                                                  0.05       0.04       0.03       0.01           --
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.05)     (0.04)     (0.03)     (0.01)          --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.05)     (0.04)     (0.03)     (0.01)          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               4.65%      4.48%      2.63%      0.72%        0.30%
NET ASSETS END OF PERIOD (000's)                              $ 94,703   $ 43,663   $ 29,402   $ 18,930     $  6,591
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.65%      0.65%      0.65%      0.64%        0.64%
Net investment income (loss), to average net assets(e)            4.62%      4.47%      2.69%      0.87%        0.44%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market VP share classes commenced operations as follows:

      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                       TMM-4 Transamerica Money Market VP

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)  Transamerica Munder Net50 VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management ("Munder"), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;
 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and
 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts ("ADRs") of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds ("ETFs"), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING
The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web ("WWW"), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of

                                      TST
                       TMN-1 Transamerica Munder Net50 VP
technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES
Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

INITIAL PUBLIC OFFERINGS
Investments in IPOs involve special risks:

 - Fluctuation of market value
 - Possible higher transaction costs
 - Market risk
 - Liquidity risk

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a

                                      TST
                       TMN-2 Transamerica Munder Net50 VP
conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index ("IIX"), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance

                                      TST
                       TMN-3 Transamerica Munder Net50 VP
calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/2001
Lowest:   (46.99)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.04%    19.44%        3.14%
Service Class             16.80%      N/A%       16.14%
S&P 500 Composite Stock
  Price Index              5.49%    12.83%        2.76%
Inter@ctive Week
  Internet Index          14.72%    22.60%       (4.16)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.08%      0.08%
                                         ------------------
TOTAL                                     0.98%      1.23%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.98%      1.23%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      TST
                       TMN-4 Transamerica Munder Net50 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $344      $608      $1,361
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund and the Munder Technology Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                       TMN-5 Transamerica Munder Net50 VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.32   $  10.32   $   9.55   $   8.28     $  4.97
INVESTMENT OPERATIONS
Net investment income (loss)                                    (0.07)       0.01     (0.06)     (0.05)      (0.06)
Net realized and unrealized gain (loss)                           1.81     (0.01)       0.83       1.32        3.37
                                                              --------------------------------------------------------
Total operations                                                  1.74         --       0.77       1.27        3.31
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                         (0.28)         --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                             (0.28)         --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.78   $  10.32   $  10.32   $   9.55     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              17.04%        --%(e)     8.06%    15.34%     66.60%
NET ASSETS END OF PERIOD (000's)                              $116,929   $105,005   $113,452   $100,139     $74,941
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    0.99%(j)     1.00%(i)     1.00%     1.00%(h)      1.00%
Before reimbursement/fee waiver(g)                                0.99%(j)     1.00%(i)     1.02%     1.00%(h)      1.08%
Net investment income (loss), to average net assets(f)           (0.60)%     0.07%     (0.62)%    (0.55)%     (0.88)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.23   $  10.26   $   9.52   $   8.28     $  5.94
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.08)     (0.02)     (0.08)     (0.06)      (0.06)
Net realized and unrealized gain (loss)                           1.78      (0.01)      0.82       1.30        2.40
                                                              --------------------------------------------------------
Total operations                                                  1.70      (0.03)      0.74       1.24        2.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --          --
From net realized gains                                          (0.26)        --         --         --          --
                                                              --------------------------------------------------------
Total distributions                                              (0.26)        --         --         --          --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  11.67   $  10.23   $  10.26   $   9.52     $  8.28
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              16.80%     (0.29)%     7.77%     14.98%      39.39%
NET ASSETS END OF PERIOD (000's)                              $  5,180   $  3,373   $  3,179   $  2,771     $   750
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)
After reimbursement/fee waiver                                    1.24%(j)     1.25%(i)     1.25%     1.25%(h)      1.25%
Before reimbursement/fee waiver(g)                                1.24%(j)     1.25%(i)     1.27%     1.25%(h)      1.38%
Net investment income (loss), to average net assets(f)           (0.70)%    (0.23)%    (0.87)%    (0.68)%     (1.14)%
Portfolio turnover rate(d)                                          94%        72%        96%        34%         29%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.
(b) Transamerica Munder Net50 VP share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003
(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(d) Not annualized.
(e) Rounds to less than 0.01%.
(f) Annualized.
(g) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
(i) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.
(j) Ratio is inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.
                                      TST
                       TMN-6 Transamerica Munder Net50 VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)       Transamerica PIMCO TotalReturn VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC ("PIMCO") seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within two years (plus or minus) of the duration of the Lehman Brothers Aggregate Bond Index, which as of December 31, 2007, was 4.41 years.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the total assets in high yield securities ("junk bonds") rated B or higher by Moody's, Fitch, or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of the portfolio's total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less

                                      TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks

                                      TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

HEDGING
The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

ISSUER
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will

                                      TST
                   TPIMCO-3 Transamerica PIMCO Total Return VP decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY
Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average annual total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   4.45%  Quarter ended   9/30/2007
Lowest:   (2.13)% Quarter ended   6/30/2004

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   -------    ------------
Initial Class            8.95%     4.96%        5.47%
Service Class            8.80%       N/A        4.49%
Lehman Brothers
  Aggregate Bond Index   6.97%     4.42%        5.32%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and

                                      TST
                   TPIMCO-4 Transamerica PIMCO Total Return VP expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.64%      0.64%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.06%      0.06%
                                 ------------------
TOTAL                              0.70%      0.95%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.70%      0.95%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least
    April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $72      $256      $457      $1,035
Service Class                 $97      $303      $525      $1,166
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.64% of the portfolio's average daily net assets.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

CHRIS P. DIALYNAS, a Managing Director, portfolio manager, and senior member of PIMCO's investment strategy group, is primarily responsible for the day-to-day management of the portfolio's assets. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed-income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed-Income Curriculum

                                      TST
                   TPIMCO-5 Transamerica PIMCO Total Return VP

Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and an M.B.A. in finance from The University of Chicago Graduate School of Business.

PIMCO has provided investment advisory services to various clients since 1971.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
                   TPIMCO-6 Transamerica PIMCO Total Return VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    10.98   $  10.91   $  11.12   $  10.98     $  10.62
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.50       0.45       0.36       0.19         0.22
Net realized and unrealized gain (loss)                            0.46         --      (0.10)      0.29         0.29
                                                             ----------------------------------------------------------
Total operations                                                   0.96       0.45       0.26       0.48         0.51
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.29)     (0.38)     (0.20)     (0.17)       (0.06)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.29)     (0.38)     (0.47)     (0.34)       (0.15)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.65   $  10.98   $  10.91   $  11.12     $  10.98
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.95%      4.21%      2.33%      4.50%        4.90%
NET ASSETS END OF PERIOD (000's)                             $1,292,286   $976,434   $726,038   $633,493     $552,494
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.70%      0.73%      0.74%      0.75%        0.75%
Net investment income (loss), to average net assets(f)             4.47%      4.13%      3.28%      1.75%        2.06%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007        2006       2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $    11.00   $  10.93   $  11.16   $  11.02     $  10.89
INVESTMENT OPERATIONS
Net investment income (loss)                                       0.47       0.42       0.34       0.17         0.12
Net realized and unrealized gain (loss)                            0.47       0.01      (0.11)      0.29         0.11
                                                             ----------------------------------------------------------
Total operations                                                   0.94       0.43       0.23       0.46         0.23
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                        (0.27)     (0.36)     (0.19)     (0.15)       (0.01)
From net realized gains                                              --(b)       --     (0.27)     (0.17)       (0.09)
                                                             ----------------------------------------------------------
Total distributions                                               (0.27)     (0.36)     (0.46)     (0.32)       (0.10)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(c)                                             $    11.67   $  11.00   $  10.93   $  11.16     $  11.02
                                                             ----------------------------------------------------------
TOTAL RETURN(D),(E)                                                8.80%      3.90%      2.03%      4.22%        2.14%
NET ASSETS END OF PERIOD (000's)                             $   32,336   $ 24,957   $ 23,661   $ 14,590     $  3,044
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(f)                                  0.95%      0.98%      0.99%      1.01%        0.99%
Net investment income (loss), to average net assets(f)             4.23%      3.86%      3.10%      1.54%        1.67%
Portfolio turnover rate(e)                                          728%       709%       387%       393%         430%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Rounds to less than $0.01.

(c) Transamerica PIMCO Total Return VP share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(d) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(e) Not annualized.

(f) Annualized.
                                      TST
                   TPIMCO-7 Transamerica PIMCO Total Return VP

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)       Transamerica Science &Technology VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC ("TIM"), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS
Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology-related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      TST
                   TST-1 Transamerica Science & Technology VP

HEALTH CARE SECTOR
Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, a widely recognized unmanaged index of market performance that measures the performance of the technology sector of the U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                   TST-2 Transamerica Science & Technology VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/2001
Lowest:   (34.65)% Quarter ended  9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class            32.75%   17.42%      (6.71)%
Service Class            32.50%     N/A       15.19%
Dow Jones US
  Technology Index       15.72%   15.13%      (8.05)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                   TST-3 Transamerica Science & Technology VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

KIRK J. KIM, PORTFOLIO MANAGER (LEAD) Kirk J. Kim is Principal and Portfolio Manager at TIM. Mr. Kim is the Lead Manager of Transamerica Science & Technology and Co-lead Manager of Transamerica Convertible Securities. He also manages sub-advised funds and institutional separate accounts in the Convertible Securities discipline and is a member of the Mid Growth Equity investment team. Prior to joining TIM in 1997, Mr. Kim worked as a Securities Analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California and has 13 years of investment experience.

JEFFREY J. HOO, CFA, PORTFOLIO MANAGER (CO) Jeffrey J. Hoo is Principal and Portfolio Manager at TIM. Mr. Hoo is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Microcap Equity discipline. Mr. Hoo's analytical responsibilities include the Healthcare sector and industries within the Consumer Discretionary sector. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. He is also a past Vice President and board member of the Asian Professional Exchange of Los Angeles. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from University of California, Los Angeles. He has earned the right to use the Chartered Financial Analyst designation. Mr. Hoo has 11 years of investment experience.

ERIK U. ROLLE, PORTFOLIO MANAGER (CO) Erik U. Rolle is a Securities Analyst at TIM. Mr. Rolle is a Co-Manager of Transamerica Equity, Transamerica Equity II, Transamerica Balanced (Equity), and Transamerica Science & Technology. Mr. Rolle also co-manages sub-advised funds and institutional separate accounts in the Growth Equity discipline. Prior to joining TIM in 2005, Mr. Rolle worked as a Research Associate at Bradford & Marzec where his primary responsibilities were within trading and credit research. He received a B.S. in finance and a B.S. in journalism from the University of Colorado at Boulder. Mr. Rolle has 6 years of investment experience.

JOSHUA D. SHASKAN, CFA, PORTFOLIO MANAGER (CO) Joshua D. Shaskan is Principal and Portfolio Manager at TIM. Mr. Shaskan is a Co-Manager of Transamerica Science & Technology. He also manages sub-advised funds and institutional separate accounts in the Small and Small/Mid (SMID) Growth Equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Shaskan served as an Investment Specialist for three years at Wells Fargo Securities and was also previously a Financial Advisor at Prudential Securities. He earned a B.A. from University of California, Davis and an M.B.A. from University California, Los Angeles. Mr. Shaskan has earned the right to use the Chartered Financial Analyst designation and has 16 years of investment experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                   TST-4 Transamerica Science & Technology VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.03   $   4.36   $   4.29   $   3.97     $   2.63
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.02)     (0.01)     (0.01)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.34       0.02       0.10       0.30         1.36
                                                              --------------------------------------------------------
Total operations                                                  1.32       0.01       0.09       0.32         1.34
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.35   $   4.03   $   4.36   $   4.29     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.75%      1.01%      2.06%      8.06%       50.95%
NET ASSETS END OF PERIOD (000's)                              $193,067   $135,878   $153,247   $209,049     $213,164
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.85%      0.88%      0.85%        0.87%
Net investment income (loss), to average net assets(e)           (0.38)%    (0.33)%    (0.22)%     0.38%       (0.57)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $   4.00   $   4.34   $   4.28   $   3.97     $   3.00
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.03)     (0.02)     (0.02)      0.02        (0.02)
Net realized and unrealized gain (loss)                           1.33       0.02       0.09       0.29         0.99
                                                              --------------------------------------------------------
Total operations                                                  1.30         --       0.07       0.31         0.97
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.01)        --           --
From net realized gains                                             --      (0.34)        --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --      (0.34)     (0.01)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $   5.30   $   4.00   $   4.34   $   4.28     $   3.97
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              32.50%      0.76%      1.86%      7.56%       32.33%
NET ASSETS END OF PERIOD (000's)                              $  7,083   $  2,504   $  2,251   $  2,324     $    740
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.10%      1.13%      1.15%        1.12%
Net investment income (loss), to average net assets(e)           (0.65)%    (0.59)%    (0.47)%     0.48%       (0.83)%
Portfolio turnover rate(d)                                          62%        93%        91%        35%          40%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology VP share classes commenced operations as follows:

      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
                   TST-5 Transamerica Science & Technology VP

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)       Transamerica T. Rowe Price Equity Income VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price") seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history
- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index ("S&P 500")
- Low price-to-earnings ratio relative to the S&P 500
- A sound balance sheet and other positive financial characteristics
- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including futures and options, in keeping with its investment objective. The portfolio may also invest in fixed-income securities without regard to quality, maturity or rating, including up to 10% in non-investment grade fixed-income securities. Bank debt and loan participations and assignments may also be purchased.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs

                                      TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may

                                      TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield debt securities are not generally meant for short-term investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   16.70%  Quarter ended  6/30/2003
      Lowest:   (17.23)% Quarter ended  9/30/2002

                                      TST
              TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.32%    13.03%      7.59%
Service Class                3.06%      N/A      13.21%
S&P 500                      5.49%    12.83%      5.91%
Russell 1000(R) Value
  Index                     (0.17)%   14.63%      7.68%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $288      $511      $1,153
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

                                      TST
              TTRPEI-4 Transamerica T. Rowe Price Equity Income VP

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the portfolio.

                                      TST
              TTRPEI-5 Transamerica T. Rowe Price Equity Income VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.81   $  20.12   $  21.32   $  18.96    $    15.29
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.36       0.33       0.33       0.31          0.30
Net realized and unrealized gain (loss)                           0.34       3.18       0.50       2.45          3.59
                                                              --------------------------------------------------------
Total operations                                                  0.70       3.51       0.83       2.76          3.89
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.47)     (0.41)     (0.39)     (0.26)        (0.12)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.43)     (2.82)     (2.03)     (0.40)        (0.22)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.08   $  20.81   $  20.12   $  21.32    $    18.96
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.32%     18.96%      4.11%     14.81%        25.59%
NET ASSETS END OF PERIOD (000's)                              $531,387   $841,295   $802,067   $919,982    $1,058,801
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.80%      0.80%      0.79%      0.78%         0.78%
Net investment income (loss), to average net assets(e)            1.70%      1.61%      1.60%      1.57%         1.80%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.89   $  20.19   $  21.42   $  19.05    $    15.62
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.30       0.28       0.28       0.29          0.19
Net realized and unrealized gain (loss)                           0.35       3.20       0.50       2.43          3.35
                                                              --------------------------------------------------------
Total operations                                                  0.65       3.48       0.78       2.72          3.54
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.43)     (0.37)     (0.37)     (0.21)        (0.01)
From net realized gains                                          (1.96)     (2.41)     (1.64)     (0.14)        (0.10)
                                                              --------------------------------------------------------
Total distributions                                              (2.39)     (2.78)     (2.01)     (0.35)        (0.11)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  19.15   $  20.89   $  20.19   $  21.42    $    19.05
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               3.06%     18.71%      3.81%     14.56%        22.74%
NET ASSETS END OF PERIOD (000's)                              $ 31,626   $ 28,865   $ 21,561   $ 11,765    $    1,476
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.05%      1.05%      1.04%      1.04%         1.03%
Net investment income (loss), to average net assets(e)            1.45%      1.35%      1.37%      1.45%         1.64%
Portfolio turnover rate(d)                                          22%        14%        22%        22%           14%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Equity Income VP share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.
                                      TST
              TTRPEI-6 Transamerica T. Rowe Price Equity Income VP

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    Transamerica T. Rowe Price Small Cap VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. ("T. Rowe Price"), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $87 million to $6.1 billion as of December 31, 2007, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and

                                      TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably.

                                      TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.
Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/2001
Lowest:   (25.15)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.61%    14.24%       5.71%
Service Class             9.27%      N/A       14.01%
MSCI US Small Cap
  Growth Index            9.61%    18.46%       8.26%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be

                                      TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $294      $522      $1,176
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................           5% fee reduction
Assets between $1.5
  billion and $3
  billion................         7.5% fee reduction
Assets above $3
  billion................        10.0% fee reduction

Any reduction in fees is split evenly between shareholders and TAM.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has eight years of investment experience, seven of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      TST
                TTRPSC-4 Transamerica T. Rowe Price Small Cap VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.36   $  11.08   $  12.35   $  11.19     $   7.97
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.04)     (0.05)     (0.04)     (0.06)       (0.05)
Net realized and unrealized gain (loss)                           1.03       0.35       1.21       1.22         3.27
                                                              --------------------------------------------------------
Total operations                                                  0.99       0.30       1.17       1.16         3.22
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.08)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.27   $  10.36   $  11.08   $  12.35     $  11.19
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.61%      3.59%     10.61%     10.37%       40.40%
NET ASSETS END OF PERIOD (000's)                              $224,187   $253,644   $326,681   $308,252     $543,942
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.82%      0.84%      0.81%      0.79%        0.80%
Net investment income (loss), to average net assets(e)           (0.40)%    (0.48)%    (0.36)%    (0.51)%      (0.54)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  10.25   $  11.00   $  12.30   $  11.17     $   8.31
INVESTMENT OPERATIONS
Net investment income (loss)                                     (0.07)     (0.08)     (0.07)     (0.08)       (0.05)
Net realized and unrealized gain (loss)                           1.01       0.35       1.21       1.21         2.91
                                                              --------------------------------------------------------
Total operations                                                  0.94       0.27       1.14       1.13         2.86
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                          (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (1.05)     (1.02)     (2.44)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  10.14   $  10.25   $  11.00   $  12.30     $  11.17
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               9.27%      3.34%     10.40%     10.12%       34.42%
NET ASSETS END OF PERIOD (000's)                              $ 16,329   $ 17,411   $ 16,877   $  7,525     $  1,538
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.07%      1.09%      1.06%      1.05%        1.05%
Net investment income (loss), to average net assets(e)           (0.64)%    (0.73)%    (0.63)%    (0.74)%      (0.74)%
Portfolio turnover rate(d)                                          45%        34%        49%        27%          17%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica T. Rowe Price Small Cap VP share classes commenced operations as follows:

      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                TTRPSC-5 Transamerica T. Rowe Price Small Cap VP

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Transamerica Templeton Global VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC ("TIM") and Templeton Investment Counsel, LLC ("Templeton"). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index ("MSCIW Index"), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO
The portfolio will invest, under normal circumstances, at least 80% of its assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO
Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- have their principal securities trading markets outside the U.S.; or
- derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or
- have a significant portion of their assets outside the U.S.; or
- are linked to non-U.S. dollar currencies; or
- are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease

                                      TST
                     TTG-1 Transamerica Templeton Global VP
in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities, including ADRs, GDRs and EDRs, involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of
                                      TST
                     TTG-2 Transamerica Templeton Global VP
underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

COUNTRY, SECTOR OR INDUSTRY FOCUS
To the extent the portfolio invests a significant portion of its assets in one or more countries,
                                      TST
                     TTG-3 Transamerica Templeton Global VP
sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES
Investing in smaller companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, MSCIW Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      TST
                     TTG-4 Transamerica Templeton Global VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:    46.11%  Quarter ended  12/31/1999
Lowest:    (20.75)% Quarter ended   9/30/2001

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  15.24%    14.61%      7.55%
Service Class                  14.98%      N/A      15.84%
Morgan Stanley Capital
  International World Index     9.57%    17.53%      7.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $303      $538      $1,211
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      TST
                     TTG-5 Transamerica Templeton Global VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISERS: Transamerica Investment Management LLC ("TIM"), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC ("Templeton"), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated above, less any amount paid to Templeton for its sub-advisory services.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

TIM:

GARY U. ROLLE, CFA, Portfolio Manager (co) Gary U. Rolle is Principal, Managing Director, Chief Executive Officer and Chief Investment Officer of TIM. Mr. Rolle is the Lead Manager of Transamerica Equity, Transamerica Equity II and Transamerica Balanced (Equity), and is a Co-Manager of Transamerica Templeton Global. He also manages sub-advised funds and institutional separate accounts in the Large Growth Equity discipline. Mr. Rolle joined Transamerica in 1967. From 1980 to 1983 he served as the Chief Investment Officer for SunAmerica then returned to Transamerica as Chief Investment Officer. Throughout his 23 year tenure as CIO, Mr. Rolle has been responsible for creating and guiding the TIM investment philosophy. He holds a B.S. in chemistry and economics from the University of California at Riverside and has earned the right to use the Chartered Financial Analyst designation. Mr. Rolle has 41 years of investment experience.

TEMPLETON:

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                     TTG-6 Transamerica Templeton Global VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  22.05   $  18.81   $  17.69   $  16.15     $  13.16
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.31       0.27       0.21       0.14         0.11
Net realized and unrealized gain (loss)                           3.02       3.23       1.10       1.40         2.88
                                                              --------------------------------------------------------
Total operations                                                  3.33       3.50       1.31       1.54         2.99
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.26)     (0.19)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.37)     (0.26)     (0.19)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.01   $  22.05   $  18.81   $  17.69     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              15.24%     18.79%      7.47%      9.54%       22.72%
NET ASSETS END OF PERIOD (000's)                              $611,618   $598,312   $581,669   $642,460     $634,110
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.85%      0.87%      0.90%      0.95%        0.94%
Net investment income (loss), to average net assets(e)            1.31%      1.35%      1.20%      0.84%        0.81%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.93   $  18.73   $  17.65   $  16.15     $  12.97
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.26       0.21       0.16       0.12        (0.04)
Net realized and unrealized gain (loss)                           2.99       3.23       1.10       1.38         3.22
                                                              --------------------------------------------------------
Total operations                                                  3.25       3.44       1.26       1.50         3.18
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.33)     (0.24)     (0.18)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.33)     (0.24)     (0.18)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  24.85   $  21.93   $  18.73   $  17.65     $  16.15
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              14.98%     18.45%      7.23%      9.29%       24.52%
NET ASSETS END OF PERIOD (000's)                              $ 24,292   $ 16,329   $  7,930   $  3,911     $    234
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.10%      1.12%      1.15%      1.19%        1.19%
Net investment income (loss), to average net assets(e)            1.11%      1.02%      0.88%      0.73%       (0.39)%
Portfolio turnover rate(d)                                          34%        59%        61%       139%         131%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Templeton Global VP share classes commenced operations as follows:

      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                     TTG-7 Transamerica Templeton Global VP

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Transamerica Third Avenue Value VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC ("Third Avenue"), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The portfolio invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the portfolio's investment strategies and restrictions.

Third Avenue seeks to invest the portfolio's assets in attractive equity investments, which generally exhibit four essential characteristics:

- Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.
- Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.
- Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.
-Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?
A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer with the exception of U.S. government securities and agencies.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      TST
                    TTAV-1 Transamerica Third Avenue Value VP

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:
- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs
- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

FIXED-INCOME SECURITIES

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:
- market risk: fluctuations in market value
- interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
- length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
- prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
- extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
- default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

                                      TST
                    TTAV-2 Transamerica Third Avenue Value VP

HIGH-YIELD DEBT SECURITIES
High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION
Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      TST
                    TTAV-3 Transamerica Third Avenue Value VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   22.81%  Quarter ended  3/31/2000
      Lowest:   (20.10)% Quarter ended  9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             1.20%    19.04%       12.57%
Service Class             0.94%      N/A        19.98%
Russell 3000(R) Value
  Index                  (1.01)%   14.69%        7.73%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and, reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $310      $549      $1,234
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      TST
                    TTAV-4 Transamerica Third Avenue Value VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TAM, less 50% of the amount paid by TAM on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TAM to the portfolio.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

YANG LIE, co-portfolio manager of the portfolio, is a senior member of the investment team at Third Avenue. In her role as Director of Research, she is responsible for ensuring the integrity of the research process at Third Avenue and coordinating all research efforts throughout the firm. Ms. Lie previously managed the portfolio or its predecessor from 1998-2003. Prior to reassuming the portfolio manager role for the portfolio on May 1, 2008, Ms. Lie was the senior portfolio manager for Third Avenue's private and institutional advisory business. Ms. Lie joined M.J. Whitman, Third Avenue's affiliated broker dealer, in 1996. Ms. Lie began her career in the software and hardware design/development area of Motorola, then was an equity analyst with Prudential Securities. Ms. Lie received an M.B.A. in Finance from the University of Chicago and a B.S. in Electrical Engineering from Marquette University.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                    TTAV-5 Transamerica Third Avenue Value VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                             ----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004         2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.33   $    24.22   $  20.98   $  16.93     $  12.39
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.27         0.25       0.17       0.09         0.11
Net realized and unrealized gain (loss)                          0.07         3.49       3.74       4.08         4.50
                                                             ----------------------------------------------------------
Total operations                                                 0.34         3.74       3.91       4.17         4.61
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.07)       (0.21)     (0.12)     (0.12)       (0.05)
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.92)       (1.63)     (0.67)     (0.12)       (0.07)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.75   $    26.33   $  24.22   $  20.98     $  16.93
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              1.20%       16.07%     18.81%     24.81%       37.26%
NET ASSETS END OF PERIOD (000's)                             $358,128   $1,121,918   $971,322   $574,721     $468,411
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                0.87%        0.86%      0.87%      0.86%        0.85%
Net investment income (loss), to average net assets(e)           1.05%        1.00%      0.74%      0.47%        0.75%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                             ----------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)              2007        2006        2005       2004     DEC 31, 2003
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                          $  26.30   $    24.21   $  21.02   $  16.96     $  12.50
INVESTMENT OPERATIONS
Net investment income (loss)                                     0.19         0.19       0.12       0.05         0.10
Net realized and unrealized gain (loss)                          0.08         3.49       3.73       4.09         4.38
                                                             ----------------------------------------------------------
Total operations                                                 0.27         3.68       3.85       4.14         4.48
                                                             ----------------------------------------------------------
DISTRIBUTIONS
From net investment income                                      (1.02)       (0.17)     (0.11)     (0.08)          --
From net realized gains                                         (3.85)       (1.42)     (0.55)        --        (0.02)
                                                             ----------------------------------------------------------
Total distributions                                             (4.87)       (1.59)     (0.66)     (0.08)       (0.02)
                                                             ----------------------------------------------------------
NET ASSET VALUE
End of period(b)                                             $  21.70   $    26.30   $  24.21   $  21.02     $  16.96
                                                             ----------------------------------------------------------
TOTAL RETURN(C),(D)                                              0.94%       15.78%     18.47%     24.51%       35.85%
NET ASSETS END OF PERIOD (000's)                             $ 52,218   $   53,118   $ 36,086   $ 13,240     $  1,098
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                1.12%        1.11%      1.12%      1.12%        1.11%
Net investment income (loss), to average net assets(e)           0.74%        0.74%      0.53%      0.29%        0.93%
Portfolio turnover rate(d)                                         13%          17%        19%        19%          20%
-----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Third Avenue Value VP share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

                                      TST
                    TTAV-6 Transamerica Third Avenue Value VP

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.


(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, ("TIM") seeks to achieve the portfolio's investment objective by investing principally in:

 - large cap domestic equities whose market capitalization generally exceeds $8 billion
 - debt obligations of U.S. issuers, some of which will be convertible into common stocks
 - U.S. Treasury bonds, notes and bills
 - money market instruments

The portfolio generally will invest in large-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation, and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed-income securities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.


(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE INVESTING
The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. The portfolio may underperform other equity portfolios that use different investing styles. The portfolio may also underperform other equity portfolios using the value style.

                                      TST
                      TVB-1 Transamerica Value Balanced VP

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs") involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices
 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities

                                      TST
                      TVB-2 Transamerica Value Balanced VP
markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

      Highest:   12.05%  Quarter ended   6/30/2003
      Lowest:   (12.82)% Quarter ended   9/30/2002

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class                6.72%     11.62%      6.25%
Service Class                6.46%       N/A      11.30%
Russell 1000(R) Value
  Index                     (0.17)%    14.63%      7.68%
Lehman Brothers Aggregate
  Bond Index                 6.97%      4.42%      5.97%

*   Service Class shares commenced operations May 1,
    2003.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      TST
                      TVB-3 Transamerica Value Balanced VP
reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $297      $527      $1,188
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------


(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less

                                      TST
                      TVB-4 Transamerica Value Balanced VP

50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

MICHELLE E. STEVENS, CFA, PORTFOLIO MANAGER (CO-LEAD) Michelle E. Stevens is Principal, Portfolio Manager and Value Equity CIO at TIM. Ms. Stevens is the Lead Portfolio Manager of Transamerica Small/Mid Cap Value and Transamerica Value Balanced (Equity). She also manages institutional and retail separately managed accounts in the Value Equity discipline. Prior to joining TIM in 2001, she served as Vice President and Director of Small, Mid, and Flex Cap investing for Dean Investment Associates. She holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University. She is a member of the Cincinnati Society of Financial Analysts and has earned the right to use the Chartered Financial Analyst designation. Ms. Stevens has 15 years of investment management experience.

HEIDI Y. HU, CFA, PORTFOLIO MANAGER (CO-LEAD) Heidi Y. Hu is Principal, Managing Director and Portfolio Manager at TIM. Ms. Hu is the Lead Manager of Transamerica Balanced (Fixed Income) and Transamerica Value Balanced (Fixed Income) and is a Co-Manager of Transamerica U.S. Government Securities. She also manages sub-advised funds and institutional separate accounts in the Balanced and Fixed Income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in economics from Lewis & Clark College. Ms. Hu has earned the right to use the Chartered Financial Analyst designation and has 21 years of investment experience.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
                      TVB-5 Transamerica Value Balanced VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  13.88   $  12.88   $  13.48   $  12.41     $  10.66
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.40       0.36       0.31       0.36         0.30
Net realized and unrealized gain (loss)                           0.51       1.52       0.51       0.86         1.81
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.88       0.82       1.22         2.11
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.37)     (0.35)     (0.36)     (0.15)       (0.36)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.60)     (0.88)     (1.42)     (0.15)       (0.36)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.19   $  13.88   $  12.88   $  13.48     $  12.41
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.72%     15.27%      6.59%      9.96%       20.16%
NET ASSETS END OF PERIOD (000's)                              $393,632   $441,492   $462,906   $525,519     $249,184
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.83%      0.83%      0.85%      0.84%        0.82%
Net investment income (loss), to average net assets(e)            2.79%      2.70%      2.34%      2.88%        2.68%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  14.31   $  13.25   $  13.86   $  12.74     $  11.08
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.37       0.34       0.28       0.37         0.18
Net realized and unrealized gain (loss)                           0.54       1.57       0.52       0.87         1.52
                                                              --------------------------------------------------------
Total operations                                                  0.91       1.91       0.80       1.24         1.70
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                       (0.35)     (0.32)     (0.35)     (0.12)       (0.04)
From net realized gains                                          (0.23)     (0.53)     (1.06)        --           --
                                                              --------------------------------------------------------
Total distributions                                              (0.58)     (0.85)     (1.41)     (0.12)       (0.04)
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  14.64   $  14.31   $  13.25   $  13.86     $  12.74
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                               6.46%     15.04%      6.21%      9.83%       15.40%
NET ASSETS END OF PERIOD (000's)                              $  7,484   $  6,568   $  5,240   $  3,711     $    462
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.08%      1.08%      1.10%      1.10%        1.09%
Net investment income (loss), to average net assets(e)            2.53%      2.45%      2.09%      2.81%        2.26%
Portfolio turnover rate(d)                                          45%        41%        58%        98%          53%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced VP share classes commenced operations as follows:

      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized
                                      TST
                      TVB-6 Transamerica Value Balanced VP

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)       Transamerica Van Kampen Mid-CapGrowth VP

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.


(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets in securities of medium-sized companies at the time of investment. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index, the range of which, as of December 31, 2007, was approximately $384 million to $41.7 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward profile. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. The sub-adviser may consider an issuer to be from a particular country (including the United States) or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in that country or geographic region. By applying these tests, it is possible that a particular issuer could be deemed to be from more than one country or geographic region.

The portfolio may also invest up to 10% of its assets in real estate investment trusts ("REITs").

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

To the extent that portfolio assets are invested in cash equivalents, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, as well as other risks described in Appendix A:

STOCKS
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole. Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS
Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES
The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk and credit risk. The portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of the portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. The portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. The portfolio's sub-adviser may not make use of derivatives for a variety of reasons.

FOREIGN SECURITIES
Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values
 - Currency speculation
 - Currency trading costs
 - Different accounting and reporting practices
 - Less information available to the public
 - Less (or different) regulation of securities markets
 - More complex business negotiations
 - Less liquidity
 - More fluctuations in prices

                                      TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

 - Delays in settling foreign securities transactions
 - Higher costs for holding shares (custodial fees)
 - Higher transaction costs
 - Vulnerability to seizure and taxes
 - Political instability and small markets
 - Different market trading days

EMERGING MARKETS
Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES
Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS
Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has

                                      TST
               TVKMCG-3 Transamerica Van Kampen Mid-Cap Growth VP difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

REITS
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY
 - The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 - Rights, options and futures contracts may not be exercised and may expire worthless.
 - Warrants and rights may be less liquid than stocks.
 - Use of futures and other derivatives may make the portfolio more volatile.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are more fully described in the section entitled "More on Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.


(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

                                      TST
               TVKMCG-4 Transamerica Van Kampen Mid-Cap Growth VP

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

Highest:   62.73%  Quarter ended  12/31/1999
Lowest:   (25.80)% Quarter ended  12/31/2000

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2007)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            22.53%    14.74%         8.23%
Service Class            22.24%      N/A         14.05%
Russell Midcap(R)
  Growth Index           11.43%    17.90%         7.59%

*   Service Class shares commenced operations May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.


(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2007.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2009. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Asset
    Management, Inc. ("TAM") through April 30, 2009 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $316      $559      $1,257
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      TST
               TVKMCG-5 Transamerica Van Kampen Mid-Cap Growth VP

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Asset Management, Inc. ("TAM"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled "Additional Information -- All Portfolios -- Management" of this prospectus.

ADVISORY FEE: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

For the fiscal year ended December 31, 2007, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 522 Fifth Avenue, New York, NY 10036

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TAM pursuant to the expense limitation.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2007.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton and Jason Yeung, each an Executive Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has been with Van Kampen since 1998 and has managed the portfolio since 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVID S. COHEN (CO-MANAGER) has been with Van Kampen since 1993 and has managed the portfolio since 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has been with Van Kampen since 1996 and has managed the portfolio since 2004. Prior to 2004, Mr. Chainani worked in an investment management capacity for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has been with Van Kampen since 2000 and has managed the portfolio since 2005. Prior to 2005, Mr. Norton worked in an investment management capacity for Van Kampen.

JASON C. YEUNG (CO-MANAGER) has been with Van Kampen since 2002 and has managed the portfolio since 2007. Prior to 2007, Mr. Yeung worked in an investment management capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the portfolio.

                                      TST
               TVKMCG-6 Transamerica Van Kampen Mid-Cap Growth VP

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2007 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2007 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                                                   INITIAL CLASS
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004         2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  21.08   $  19.18   $  17.85   $  16.66     $  13.00
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.11       0.05      (0.02)      0.01        (0.06)
Net realized and unrealized gain (loss)                           4.64       1.85       1.37       1.18         3.72
                                                              --------------------------------------------------------
Total operations                                                  4.75       1.90       1.35       1.19         3.66
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --      (0.02)        --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --      (0.02)        --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.83   $  21.08   $  19.18   $  17.85     $  16.66
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.53%      9.91%      7.55%      7.14%       28.15%
NET ASSETS END OF PERIOD (000's)                              $648,069   $593,375   $642,496   $702,974     $762,732
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 0.89%      0.89%      0.92%      0.89%        0.86%
Net investment income (loss), to average net assets(e)            0.47%      0.24%     (0.13)%     0.09%       (0.39)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

                                                                                   SERVICE CLASS
                                                              --------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------     MAY 1 TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD(A)               2007       2006       2005       2004     DEC 31, 2003
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period                                           $  20.91   $  19.07   $  17.78   $  16.63     $  13.83
INVESTMENT OPERATIONS
Net investment income (loss)                                      0.05         --(f)    (0.07)     0.01        (0.06)
Net realized and unrealized gain (loss)                           4.60       1.84       1.36       1.14         2.86
                                                              --------------------------------------------------------
Total operations                                                  4.65       1.84       1.29       1.15         2.80
                                                              --------------------------------------------------------
DISTRIBUTIONS
From net investment income                                          --         --         --         --           --
From net realized gains                                             --         --         --         --           --
                                                              --------------------------------------------------------
Total distributions                                                 --         --         --         --           --
                                                              --------------------------------------------------------
NET ASSET VALUE
End of period(b)                                              $  25.56   $  20.91   $  19.07   $  17.78     $  16.63
                                                              --------------------------------------------------------
TOTAL RETURN(C),(D)                                              22.24%      9.59%      7.31%      6.92%       20.25%
NET ASSETS END OF PERIOD (000's)                              $ 12,056   $  6,634   $  4,758   $  2,971     $    548
RATIO AND SUPPLEMENTAL DATA
Expenses to average net assets(e)                                 1.14%      1.14%      1.17%      1.15%        1.12%
Net investment income (loss), to average net assets(e)            0.21%        --(f)    (0.40)%     0.06%      (0.61)%
Portfolio turnover rate(d)                                          76%        65%       177%       170%         171%
----------------------------------------------------------------------------------------------------------------------

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Van Kampen Mid-Cap Growth VP share classes commenced operations as follows:

      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Not annualized.

(e) Annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      TST
               TVKMCG-7 Transamerica Van Kampen Mid-Cap Growth VP

Appendix A
More on Strategies and Risks

HOW TO USE THIS SECTION
In the discussions of the individual portfolio(s), you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for more information. For best understanding, first read the description of the portfolio you are interested in, then refer to this section. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios described in this prospectus are offered for investment to the asset allocation portfolios. These asset allocation portfolios may own a significant portion of the assets of the portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio's expenses, perhaps significantly.

DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP and Transamerica Third Avenue Value VP) qualify as diversified funds under the 1940 Act.

Transamerica Legg Mason Partners All Cap VP, Transamerica Science & Technology VP, Transamerica Clarion Global Real Estate Securities VP and Transamerica Third Avenue Value VP, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the asset allocation portfolios qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS
The asset allocation portfolio's Portfolio Construction Manager allocates each asset allocation portfolio's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS
Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCKS
While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of

                                  1 Appendix A

Appendix A
More on Strategies and Risks (continued)

the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments will go up and down.

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service ("Moody's") and Standard & Poors Ratings Group ("S&P"). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In

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   addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes

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   the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
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 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover,

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depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in "Fixed-Income Instruments," which include, among others:

 - securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - mortgage-backed and other asset-backed securities;
 - inflation-indexed bonds issued both by governments and corporations;
 - structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
 - delayed funding loans and revolving credit facilities;
 - bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - repurchase agreements and reverse repurchase agreements;
 - debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - market risk: fluctuations in market value
 - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down
 - length of time to maturity: the longer the maturity or duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates
 - prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
 - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
 - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that

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have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.

SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a

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fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.

INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio's investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.

INVESTING IN ASSET-BACKED SECURITIES
Some funds may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

INVESTING IN REAL ESTATE SECURITIES
Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;
 - Risks relating to general and local economic conditions;
 - Over-building;
 - Increased competition for assets in local and regional markets;
 - Increases in property taxes;
 - Increases in operating expenses or interest rates;
 - Change in neighborhood value or the appeal of properties to tenants;
 - Insufficient levels of occupancy;
 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of

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financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS")
Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange traded funds ("ETFs"), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS
Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a

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significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio's prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS
Initial Public Offerings ("IPOs") are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

                                  10 Appendix A

Appendix A
More on Strategies and Risks (continued)

INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio's use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.

A short sale may also be effected "against the box" if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.

SWAPS AND SWAP-RELATED PRODUCTS
A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid

                                  11 Appendix A

Appendix A
More on Strategies and Risks (continued)

   assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

  The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity

                                  12 Appendix A

Appendix A
More on Strategies and Risks (continued)

of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  13 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "More on Strategies and Risks," in appendix A of this prospectus. Further information about the underlying funds/portfolios of TST and Transamerica Funds is contained in the underlying funds'/portfolios' prospectuses, which are available at www.transamericafunds.com.

TST UNDERLYING PORTFOLIOS:
Transamerica American Century Large Company Value VP seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its net assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

Transamerica Balanced VP seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

Transamerica BlackRock Large Cap Value VP seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its net assets in equity securities of large cap companies that are, at the time of purchase, companies with market capitalizations equal to or greater than a company in the top 80% of the Russell 1000(R) Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; and market risk.

Transamerica Capital Guardian Global VP seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value investing risk; growth stocks risk; and market risk.

Transamerica Capital Guardian U.S. Equity VP seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including American Depositary Receipts ("ADRs") and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Transamerica Capital Guardian Value VP seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S., ADRs and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; convertible securities risk; foreign securities risk; and market risk.

Transamerica Clarion Global Real Estate Securities VP seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its net assets in a

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return will consist of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; currency risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Transamerica Convertible Securities VP seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of net assets in convertible securities, which are across the credit spectrum and perform more like a stock when the underlying share price is high relative to the conversion price and more like a bond when the underlying share price is low relative to the conversion price. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity VP seeks to maximize long-term growth by generally investing at least 80% of the portfolio's net assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining features of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; and market risk.

Transamerica Federated Market Opportunity VP seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities (including ADRs), fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; emerging markets risk; currency risk; fixed-income securities risk; high-yield debt securities risk; convertible securities risk; country sector or industry focus risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; investment companies risk; commodities risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Growth Opportunities VP seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Jennison Growth VP seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

Transamerica JPMorgan Core Bond VP seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value investing risk; foreign securities risk; mortgage related securities risk; proprietary research risk; and market risk.

Transamerica JPMorgan Enhanced Index VP seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

Transamerica JPMorgan Mid Cap Value VP seeks growth from capital appreciation by investing primarily (at least 80% of net assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. The portfolio is currently closed to new investors. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value investing risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Transamerica Legg Mason Partners All Cap VP seeks capital appreciation and invests principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the sub-adviser believes are undervalued in the marketplace. A secondary consideration is given to a company's dividend return. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; foreign securities risk; derivatives risk; convertible securities risk; preferred stocks risk; small- or medium-sized companies risk; non-diversification risk; and market risk.

Transamerica Marsico Growth VP seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

Transamerica MFS High Yield VP seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; derivatives risk; currency risk; portfolio turnover risk; and market risk.

Transamerica Money Market VP seeks to obtain maximum current income from money market securities consistent with liquidity and preservation of principal by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; net asset value risk; bank obligations risk; and market risk.

Transamerica Munder Net50 VP seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and ADRs of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-sized companies risk; derivatives risk; foreign securities risk; internet investing risk; initial public offerings risk; emerging markets risk; exchange-traded funds risk; and market risk.

Transamerica PIMCO Total Return VP seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; emerging markets risk; high-yield debt securities risk; issuer risk; currency risk; liquidity risk; and market risk.

Transamerica Science & Technology VP seeks long-term growth of capital by generally investing at least 80% of the portfolio's net assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value VP seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value investing risk; small-or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica T. Rowe Price Equity Income VP seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value investing risk; derivatives risk; fixed-income securities risk; and market risk.

Transamerica T. Rowe Price Growth Stock VP seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; and market risk.

Transamerica T. Rowe Price Small Cap VP seeks long-term growth of capital by investing primarily in common stocks of small growth companies. This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. The principal risks of investing in this underlying portfolio are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; exchange-traded funds risk; and market risk.

Transamerica Templeton Global VP seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; currency risk; fixed-income securities risk; growth stocks risk; convertible securities risk; value investing risk; smaller companies risk; and market risk.

Transamerica Third Avenue Value VP seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value investing risk; non-diversification risk; small or medium sized companies risk; currency risk; and market risk.

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica U.S. Government Securities VP seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: mortgage-related securities risk; fixed-income securities risk; country sector or industry focus risk; high-yield debt securities risk; foreign securities risk; derivatives risk; currency risk; and market risk.

Transamerica Value Balanced VP seeks preservation of capital and competitive investment returns by investing principally in large cap domestic equities whose market capitalization generally exceeds $8 billion; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; and money market instruments. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; foreign securities risk; emerging markets risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Van Kampen Active International Allocation VP seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; emerging markets risk; and market risk.

Transamerica Van Kampen Large Cap Core VP seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value investing risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; and market risk.

TRANSAMERICA UNDERLYING FUNDS:
Transamerica AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; hedging risk; currency risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

Transamerica Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and $1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; industry focus risk; emerging growth companies risk; and market risk.

Transamerica BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; precious metal related securities risk; real estate securities risk; warrants and rights risk; short sales risk; hedging risk; derivatives

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

Transamerica BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its net assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities-natural resources risk; foreign securities risk; currency risk; emerging markets risk; preferred stock risk; convertible securities risk; value investing risk; leveraging risk; liquidity risk; country, sector or industry focus risk; derivatives risk; non-diversification risk; and market risk.

Transamerica BNY Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

Transamerica Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's net assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: stock risk; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; derivative risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

Transamerica Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States. The fund normally invests at least 80% of its net assets in equity securities such as common stocks, convertible securities and preferred stocks (including ADRs, Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs")). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value investing risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

Transamerica Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; commodities risk; liquidity risk; leveraging risk; derivatives risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as a secondary objective by generally investing at least 80%, and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk;

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

Transamerica High Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of net assets in a diversified portfolio of high-yield/high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

Transamerica JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's net assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk, currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; non-diversification risk; and market risk.

Transamerica Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with favorable valuations and attractive growth potential. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: stock risk; value investing risk; fixed-income securities risk; and market risk.

Transamerica Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing fund assets principally in fixed-income securities. The fund normally invests at least 80% of its net assets in fixed-income securities, primarily investment-grade, fixed-income securities, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; stock risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreements risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; hedging risk; liquidity risk; and market risk.

Transamerica Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in at least four different foreign countries. The fund may invest in securities of companies economically tied to emerging markets. The principal risks of investing in this underlying fund are: stocks risk; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; and market risk.

Transamerica MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, at least 80% of the fund's net assets are invested in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets. The fund may invest a relatively high percentage of its assets in a single country, a small number of countries, or a particular geographic region. The fund may invest its assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of both. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; small- or medium-sized companies risk; emerging markets risk; convertible securities; preferred stocks risk; derivatives risk; value investing risk; currency risk; geographic concentration risk; and market risk.

Transamerica Neuberger Berman International seeks long-term growth of capital by investing

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: stock risk; value investing risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

Transamerica Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: stock risk; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; hedging risk; warrants and rights risk; portfolio turnover risk; and market risk.

Transamerica Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value investing risk; derivatives risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; hedging risk; and market risk.

Transamerica PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; emerging markets risk; hedging risk; tax consequences risk; CPIU measurement risk; issuer risk; liquidity risk; mortgage related securities risk; currency risk; non-diversification risk; foreign securities risk; and market risk.

Transamerica Schroders International Small Cap seeks to provide long-term capital appreciation by investing primarily in the equity securities of smaller companies located outside the U.S. The sub-adviser employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including the company's potential for long-term growth, financial condition, quality of management and sensitivity to cyclical factors, as well as the relative value of the company's securities compared to the market as a whole. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stocks risk; smaller companies risk; investment style risk; emerging market risk; country/regional risk; currency risk; liquidity risk; derivatives risk; selection risk; and market risk.

Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, mortgage-backed securities, and asset-backed securities. Normally, the fund will invest at least 80% of its net assets in fixed-income securities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; default risk; foreign securities risk; and market risk.

Transamerica Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in common stocks of U.S. and non-U.S. issuers. The fund invests in companies regardless of market capitalization, with the mix of its investments at any time depending on the industries and types of securities its sub-adviser believes represent the best values consistent with the fund's strategies and restrictions. The principal risks of investing in this underlying fund are: stock risk; value investing risk; small- or medium-sized companies risk; fixed-

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

income securities risk; high-yield debt securities risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

Transamerica UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value investing risk; growth stocks risk; small- or medium-sized companies risk; fixed-income securities risk; high-yield debt securities risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

Transamerica UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and current income by investing, under normal circumstances, at least 80% of its net assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: stock risk; preferred stocks risk; value investing risk; derivatives risk; convertible securities risk; warrants and rights risk; and market risk.

Transamerica Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the net assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; liquidity risk; derivatives risks; non-diversification risk; and market risk.

Transamerica Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in securities of medium-sized companies at the time of investment. The fund may also invest in common stocks and other equity securities of small- and large-cap companies, as well as preferred stocks, convertible securities, rights and warrants and debt securities. The principal risks of investing in this underlying fund are: stock risk; foreign securities risk; growth stock risk; small- or medium-sized companies risk; emerging market risk; convertible securities; preferred stocks risk; fixed-income securities risk; warrants and rights risk; derivatives risk; and market risk.

Transamerica Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's net assets will be invested in such securities). The principal risks of investing in this underlying fund are: stock risk; smaller companies risk; growth stocks risk; foreign securities risk; fixed-income securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                           TRANSAMERICA SERIES TRUST
                           www.transamericafunds.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 2008, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"). INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE SEC AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE SEC, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(TRANSAMERICA SERIES TRUST FILE NO. 811-04419.)

                       STATEMENT OF ADDITIONAL INFORMATION

                            TRANSAMERICA SERIES TRUST
                   (FORMERLY, AEGON/TRANSAMERICA SERIES TRUST)

                                   May 1, 2008

This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus, dated May 1, 2008, as it may be supplemented from time to time, for the portfolios of Transamerica Series Trust (the "Trust" or "TST").

You may obtain a copy of the prospectus free of charge by calling 1-800-851-9777. The SAI is incorporated by reference into the prospectus. The SAI sets forth information which may be of interest to investors but which is not necessarily included in the prospectus. The Trust's Annual Report to Policyowners, including the financial statements therein, are incorporated by reference into this SAI.

                               INVESTMENT ADVISER:
                       TRANSAMERICA ASSET MANAGEMENT, INC.
                  (FORMERLY, TRANSAMERICA FUND ADVISORS, INC.)

THE DATE OF THE PROSPECTUS TO WHICH THIS STATEMENT OF ADDITIONAL INFORMATION RELATES IS MAY 1, 2008 AND THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2008, AS SUPPLEMENTED OR REVISED FROM TIME TO TIME.

                            TRANSAMERICA SERIES TRUST

                                TABLE OF CONTENTS

Information about each portfolio you should know before investing

(NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)

ORGANIZATION
INVESTMENT OBJECTIVE
FUNDAMENTAL INVESTMENT POLICIES

               INDIVIDUAL PORTFOLIO INFORMATION
 TACLCV-1      Transamerica American Century Large Company Value VP
   TAAC-1      Transamerica Asset Allocation -- Conservative VP
  TAAGR-1      Transamerica Asset Allocation -- Growth VP
 TAAMOD-1      Transamerica Asset Allocation -- Moderate VP
  TAAMG-1      Transamerica Asset Allocation -- Moderate Growth VP
     TB-1      Transamerica Balanced VP
 TBRLCV-1      Transamerica BlackRock Large Cap Value VP
   TCGG-1      Transamerica Capital Guardian Global VP
 TCGUSE-1      Transamerica Capital Guardian U.S. Equity VP
   TCGV-1      Transamerica Capital Guardian Value VP
 TCGRES-1      Transamerica Clarion Global Real Estate Securities VP
    TCS-1      Transamerica Convertible Securities VP
     TE-1      Transamerica Equity VP
   TEII-1      Transamerica Equity II VP
   TFMO-1      Transamerica Federated Market Opportunity VP
    TGO-1      Transamerica Growth Opportunities VP
   TI50-1      Transamerica Index 50 VP
   TI75-1      Transamerica Index 75 VP
  TIMGF-1      Transamerica International Moderate Growth VP
  TJNGR-1      Transamerica Jennison Growth VP
 TJPMCB-1      Transamerica JPMorgan Core Bond VP
 TJPMEI-1      Transamerica JPMorgan Enhanced Index VP
TJPMMCV-1      Transamerica JPMorgan Mid Cap Value VP
 TLMPAC-1      Transamerica Legg Mason Partners All Cap VP
 TMARGR-1      Transamerica Marsico Growth VP
 TMFSHY-1      Transamerica MFS High Yield VP
 TMFSIE-1      Transamerica MFS International Equity VP
    TMM-1      Transamerica Money Market VP
    TMN-1      Transamerica Munder Net50 VP
 TPIMCO-1      Transamerica PIMCO Total Return VP
    TST-1      Transamerica Science & Technology VP
  TSMCV-1      Transamerica Small/Mid Cap Value VP
  TRPEI-1      Transamerica T. Rowe Price Equity Income VP
  TRPGS-1      Transamerica T. Rowe Price Growth Stock VP
  TRPSC-1      Transamerica T. Rowe Price Small Cap VP
    TTG-1      Transamerica Templeton Global VP
   TTAV-1      Transamerica Third Avenue Value VP
  TUSGS-1      Transamerica U.S. Government Securities VP
    TVB-1      Transamerica Value Balanced VP
 TVKAIA-1      Transamerica Van Kampen Active International Allocation VP
 TVKLCC-1      Transamerica Van Kampen Large Cap Core VP
 TVKMCG-1      Transamerica Van Kampen Mid-Cap Growth VP

NOTE: All portfolio names previously did not start with "Transamerica" or have "VP" at the end.

ADDITIONAL INFORMATION -- ALL PORTFOLIOS                                                 1
 INVESTMENT POLICIES AND STRATEGIES                                                      1
 LENDING                                                                                 1
 BORROWING                                                                               1
 SHORT SALES                                                                             2
 FOREIGN SECURITIES                                                                      2
 FOREIGN BANK OBLIGATIONS                                                                5
 FORWARD FOREIGN CURRENCY CONTRACTS                                                      5
 WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES                         6
 REPURCHASE AND REVERSE REPURCHASE AGREEMENTS                                            7
 TEMPORARY DEFENSIVE POSITION                                                            7
 U.S. GOVERNMENT SECURITIES                                                              8
 NON-INVESTMENT GRADE DEBT SECURITIES                                                    8
 CONVERTIBLE SECURITIES                                                                  8
 INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS                        9
 ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES                                    18
 WARRANTS AND RIGHTS                                                                    18
 MORTGAGE-BACKED SECURITIES                                                             18
 ASSET-BACKED SECURITIES                                                                20
 PASS-THROUGH SECURITIES                                                                21
 OTHER INCOME PRODUCING SECURITIES                                                      21
 ILLIQUID AND RESTRICTED/144A SECURITIES                                                21
 OTHER INVESTMENT COMPANIES                                                             22
 BANK AND THRIFT OBLIGATIONS                                                            23
 INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")    23
 VARIABLE RATE MASTER DEMAND NOTES                                                      24
 DEBT SECURITIES AND FIXED-INCOME INVESTING                                             24
 STRUCTURED NOTES                                                                       25
 HIGH-YIELD/HIGH-RISK SECURITIES                                                        25
 TRADE CLAIMS                                                                           26
 BRADY BONDS                                                                            26
 COLLATERALIZED DEBT OBLIGATIONS                                                        26
 DOLLAR ROLL TRANSACTIONS                                                               27
 EXCHANGE TRADED FUNDS ("ETFS")                                                         28
 HYBRID INSTRUMENTS                                                                     28
 INDEXED SECURITIES                                                                     28
 DISTRESSED SECURITIES                                                                  28
 MUNICIPAL FIXED-INCOME SECURITIES                                                      28
 PASSIVE FOREIGN INVESTMENT COMPANIES                                                   29
 PREFERRED STOCKS                                                                       30
 LOAN PARTICIPATIONS AND ASSIGNMENTS                                                    30
 EVENT-LINKED BONDS                                                                     31

MANAGEMENT OF THE TRUST                                                                 32
 TRUSTEES AND OFFICERS                                                                  32
 SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES                            48
 CODE OF ETHICS                                                                         49
 PROXY VOTING POLICIES AND PROCEDURES                                                   49
 DISCLOSURE OF PORTFOLIO HOLDINGS                                                       50
 THE INVESTMENT ADVISER                                                                 50
 THE SUB-ADVISERS                                                                       52
 PERSONAL SECURITIES TRANSACTIONS                                                       52
 PORTFOLIO TURNOVER                                                                     53
 BROKERAGE                                                                              53
 DIRECTED BROKERAGE                                                                     54
 DETERMINATION OF OFFERING PRICE                                                        54
 NET ASSET VALUATION DETERMINATION                                                      54
 PRINCIPAL SHAREHOLDERS                                                                 55
 TAXES                                                                                  60

OTHER INFORMATION                                                                       62
 THE TRUST                                                                              62
 FINANCIAL STATEMENTS                                                                   62
 INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS                                    62
 CUSTODIAN                                                                              62
APPENDIX A                                                                             A-1
APPENDIX B                                                                             B-1
APPENDIX C                                                                             C-1
APPENDIX D                                                                             D-1

INVESTOR INFORMATION

ORGANIZATION

Each portfolio is a series of Transamerica Series Trust ("TST" or the "Trust") (formerly, AEGON/Transamerica Series Trust.), a Delaware statutory trust that is governed by an Amended and Restated Agreement and Declaration of Trust dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a corporation formed under the laws of the State of Maryland in 1985.

The Trust is intended to be sold to the separate accounts of life insurance companies to fund benefits under policies ("Policies") or contracts ("Contracts") (collectively, the "Separate Accounts") (owners of the Separate Accounts, the "Policyowners") issued by Western Reserve Life Assurance Co. of Ohio ("WRL"), Transamerica Life Insurance Company ("Transamerica"), Transamerica Financial Life Insurance Company, Inc. ("TFLIC"), Monumental Life Insurance Company ("Monumental"), ML Life Insurance Company of New York ("MLLICNY"), Merrill Lynch Life Insurance Company ("MLLIC") and Transamerica Occidental Life Insurance Company ("TOLIC") (the "Life Companies"), and to the asset allocation portfolios as underlying portfolios. As such, WRL, Transamerica, TFLIC, Monumental, TOLIC, and the asset allocation portfolios are the only shareholders of the investment portfolios offered by TST. If a Life Company offers a portfolio of TST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.

Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust's Board of a potential or existing conflict. The Trust's Board will then determine if a material conflict exists and what action, if any, is needed.

Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust's Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.

The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

Only the Separate Accounts of the Life Companies may hold shares of the Trust and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Trust's shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the Investment Company Act of 1940, as amended (the "1940 Act") the Trust does not hold regularly scheduled special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust's shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.

INVESTMENT OBJECTIVE

The investment objective of each portfolio and the policies each portfolio employs to achieve its objective are described in the prospectus. Shares of the portfolios are sold only to the Separate Accounts of the Life Companies to fund the benefits under certain Policies and Contracts and to the asset allocation portfolios. There can be no assurance that a portfolio will achieve its objective.

As indicated in the prospectus, each portfolio's investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.

FUNDAMENTAL INVESTMENT POLICIES

As indicated in the prospectus, each portfolio is subject to certain fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. "Majority" for this purpose and under the 1940 Act means the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio's investments, including the portfolio's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio's investments meet additional diversification or other requirements.

Each portfolio has adopted the following fundamental policies:

1. Diversification

Each portfolio shall be a "diversified company" as that term is defined in the 1940 Act (except for Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Third Avenue Value VP and Transamerica Science & Technology VP), and as interpreted or modified from time to time by regulatory authority having jurisdiction. Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica Third Avenue Value VP and Transamerica Science & Technology VP are each currently a "non-diversified company" as that term is defined in the 1940 Act.

2. Borrowing

Each portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

3. Senior Securities

Each portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

4. Underwriting Securities

Each portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, ("Securities Act") except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

5. Real Estate

Each portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

6. Making Loans

Each portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

7. Concentration of Investments

Each portfolio may not "concentrate" its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Transamerica Clarion Global Real Estate Securities VP may concentrate in securities of issuers in the real estate industry.

8. Commodities

Each portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica American Century Large Company Value VP paid $13,791 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio.

TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

      2007                2006                2005
-----------------   -----------------   -----------------
    $3,518,774          $1,073,823          $1,583,046

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

    2007               2006             2005
---------------   ---------------   ---------------
   $86,117            $25,266           $36,991

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009, to pay expenses on behalf to the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.35%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

    2007           2006          2005
------------   -----------   -----------
    $0             $0            $0

                                       TST
          TACLCV-1 Transamerica American Century Large Company Value VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                  AGGREGATE COMMISSIONS
                                  YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
         2007                          2006                        2005
----------------------       ----------------------       ----------------------
      $125,484                       $21,614                     $58,331

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $424             0.34%              $28          0.13%              $60              0.10%

THE SUB-ADVISER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY") serves as sub-adviser to Transamerica American Century Large Company Value VP. American Century is located at American Century Tower, 4500 Main Street, Kansas City, MO 64111, and has been managing mutual funds since 1958.

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended, between TAM and American Century. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

     2007              2006              2005
---------------   ---------------   ---------------
  $1,544,352          $544,075          $783,006

                                       TST
          TACLCV-2 Transamerica American Century Large Company Value VP

TRANSAMERICA ASSET ALLOCATION -- CONSERVATIVE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation -- Conservative VP paid $30,591 for the fiscal period ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus.

The portfolio paid the following amounts for the last three fiscal years:

     2007            2006            2005
--------------   ------------   --------------
   $908,130        $766,794        $641,515

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
   $113,516         $95,849          $128,303

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
    $0           $0           $0

                                       TST
             TAAC-1 Transamerica Asset Allocation -- Conservative VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
     2007             2006             2005
--------------   --------------   --------------
      $0               $0               $0

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $0                0%                 $0              0%               $0                0%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 225 West Wacker Drive, Chicago, IL 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
   $908,130         $768,681         $576,325

                                       TST
             TAAC-2 Transamerica Asset Allocation -- Conservative VP

TRANSAMERICA ASSET ALLOCATION -- GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation -- Growth VP paid $56,436 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser for the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $1,657,725       $1,347,886        $982,570

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $207,216          $168,486         $196,514

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
    $0           $0           $0

                                       TST

               TAAGR-1 Transamerica Asset Allocation -- Growth VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
              YEAR ENDED DECEMBER 31
------------------------------------------------
     2007             2006             2005
--------------   --------------   --------------
      $0               $0               $0

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $0                0%                 $0              0%               $0                0%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 225 West Wacker Drive, Chicago, IL 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

     2007             2005             2005
--------------   --------------   --------------
  $1,657,725       $1,351,116        $885,609

                                       TST
               TAAGR-2 Transamerica Asset Allocation -- Growth VP

TRANSAMERICA ASSET ALLOCATION -- MODERATE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation -- Moderate VP paid $95,381 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $2,829,053       $2,360,933       $1,830,887

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amount for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
   $353,632         $295,117          $366,177

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
    $0           $0           $0

                                       TST
              TAAMOD-1 Transamerica Asset Allocation -- Moderate VP

                                       TST
              TAAMOD-2 Transamerica Asset Allocation -- Moderate VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
     2007             2006             2005
--------------   --------------   --------------
      $0               $0               $0

                                    AFFILIATED BROKERAGE COMMISSIONS
                                         YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $0                0%                 $0              0%               $0                0%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar) serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 225 West Wacker Drive, Chicago, IL 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $2,829,053       $2,366,726       $1,648,584

                                       TST
              TAAMOD-3 Transamerica Asset Allocation -- Moderate VP

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Asset Allocation - Moderate Growth VP paid $154,760 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $4,623,754       $3,349,779       $2,207,531

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
   $577,969         $418,722         $441,506

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
    $0           $0           $0

                                       TST
           TAAMG-1 Transamerica Asset Allocation -- Moderate Growth VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
     2007             2006             2005
--------------   --------------   --------------
      $0               $0               $0

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $0                0%                 $0              0%               $0                0%

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Morningstar is located at 225 West Wacker Drive, Chicago, IL 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager are compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $4,623,754       $3,357,309       $1,998,496

                                       TST
           TAAMG-2 Transamerica Asset Allocation -- Moderate Growth VP

TRANSAMERICA BALANCED VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by a portfolio in amounts that exceed, in the aggregate, 15% of that portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.

(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the portfolio may own debt or equity securities of companies engaged in those businesses.

(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the portfolio's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Balanced VP paid $3,059 for the fiscal year ended December 31, 2007.

                                       TST
                          TB-1 Transamerica Balanced VP

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $732,692          $613,116         $522,690

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
   $18,317           $15,328          $13,067

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.40%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TAM. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
    $0           $0           $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
     2007             2006             2005
--------------   --------------   --------------
   $37,910           $17,760          $22,476

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $0                0%                 $0              0%               $0                0%

THE SUB-ADVISER(1)

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Balanced VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, between TAM and TIM. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

                                       TST
                          TB-2 Transamerica Balanced VP

     2007             2006             2005
--------------   --------------   --------------
   $320,553         $268,867         $228,048

----------

(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

                                       TST
                          TB-3 Transamerica Balanced VP

TRANSAMERICA BLACKROCK LARGE CAP VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase on margin or sell short.

(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered "foreign securities" for the purpose of the portfolio's investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica BlackRock Large Cap Value VP paid $33,102 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $7,292,573       $7,654,897       $5,623,288

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
   $187,802         $197,464         $143,674

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
    $0           $0           $0

                                       TST
                TBLC-1 Transamerica BlackRock Large Cap Value VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
     2007             2006             2005
--------------   --------------   --------------
   $253,687         $207,743         $263,258

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $0                 0%              $1,098          0.53%             $0                0%

THE SUB-ADVISER(1)

BLACKROCK INVESTMENT MANAGEMENT, LLC ("BLACKROCK"), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated October 3, 2006, as amended, between TAM and BlackRock. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $2,971,757       $3,199,636*      $2,382,757

----------

(1) Prior to May 1, 2004, different firms co-managed this portfolio; information set forth prior to that date has been derived from the prior operating history of those firms.

* For the period from January 1, 2006 to October 3, 2006, Fund Asset Management, L.P., doing business as Mercury Advisors served as sub-adviser to the portfolio and was paid $2,351,085 for its services.

                                       TST
                TBLC-2 Transamerica BlackRock Large Cap Value VP

TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Capital Guardian Global VP paid $7,707 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $2,278,374       $2,303,239       $3,888,428

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three years:

     2007             2006             2005
--------------   --------------   --------------
   $44,317           $44,815          $78,135

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.32%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
    $0           $0           $0

                                       TST
                 TCGG-1 Transamerica Capital Guardian Global VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
------------------------------------------------
     2007             2006             2005
--------------   --------------   --------------
   $163,472         $164,909         $410,254

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------------
                 % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
   2007            COMMISSIONS         2006         COMMISSIONS         2005          COMMISSIONS
-----------    ------------------    ---------    --------------    ------------    ----------------
    $0                0%                 $0              0%               $0                0%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $128 billion in investments as of December 31, 2007.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $1,232,937       $1,249,099       $2,201,654

                                       TST
                 TCGG-2 Transamerica Capital Guardian Global VP

TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 331/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Capital Guardian U.S. Equity VP paid $8,626 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
  $1,961,165       $2,090,650        $2,140,440

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

     2007             2006             2005
--------------   --------------   --------------
   $49,029           $52,266          $52,261

                                       TST
              TCGUSE-1 Transamerica Capital Guardian U.S. Equity VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.01%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
        $0                   $0                   $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

                    AGGREGATE COMMISSIONS
                   YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006                 2005
-------------------    ----------------    ----------------
     $149,804              $132,715             $189,211

                                   AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                  0%                 $0                0%              $0                 0%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $128 billion in investments as of December 31, 2007.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
      $919,296            $982,702            $1,092,192

                                      TST
              TCGUSE-2 Transamerica Capital Guardian U.S. Equity VP

TRANSAMERICA CAPITAL GUARDIAN VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Capital Guardian Value VP paid $36,838 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts in fees for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
    $8,440,366            $5,991,450          $6,291,946

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last four fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
      $216,345             $151,392            $157,857

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.87%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
         $0                   $0                   $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                       TST
                  TCGV-1 Transamerica Capital Guardian Value VP

                     AGGREGATE COMMISSIONS
                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006                 2005
-------------------    ----------------    ----------------
      $827,792              $564,917             $574,192

                                   AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                  0%                  $0                0%              $0                 0%

THE SUB-ADVISER

CAPITAL GUARDIAN TRUST COMPANY ("CAPITAL GUARDIAN"), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio's sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $128 billion in investments as of December 31, 2007.

Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
     $4,056,467           $2,846,257          $3,054,528

                                       TST
                  TCGV-2 Transamerica Capital Guardian Value VP

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Clarion Global Real Estate Securities VP paid $30,865 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
     $6,486,539           $5,723,222          $3,417,699

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
      $172,830             $151,021              $86,700

                                       TST
         TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
         $0                   $0                   $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                      AGGREGATE COMMISSIONS
                      YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006                 2005
-------------------    ----------------    ----------------
    $1,500,260            $1,174,224          $1,115,269

                                  AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                  0%                 $0                 0%              $0                  0%

THE SUB-ADVISER

ING CLARION REAL ESTATE SECURITIES, L.P. ("CLARION"), located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087, serves as sub-adviser for this portfolio.

Clarion serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

Clarion is an SEC registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 2007, Clarion had approximately $17.7 billion in assets under management.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006                 2005
-------------------    ----------------    ----------------
     $3,212,021           $2,886,727           $1,692,749

                                       TST
         TCGRES-2 Transamerica Clarion Global Real Estate Securities VP

TRANSAMERICA CONVERTIBLE SECURITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box" which includes underlying stocks of convertible securities.

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) The portfolio may not invest for purposes of exercising control or management.

(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Convertible Securities VP paid $11,483 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $2,352,568           $3,050,108          $2,647,691

                                       TST
                  TCS-1 Transamerica Convertible Securities VP

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $63,646              $83,575             $72,077

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009, to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                     AGGREGATE COMMISSIONS
                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
      $25,805               $26,520            $87,292

                                 AFFILIATED BROKERAGE COMMISSIONS
                                      YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                   0%                $0                 0%              $0                  0%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Convertible Securities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TAM and TIM. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid the following amounts for the past three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $1,113,797           $1,465,668          $1,258,231

                                       TST
                  TTCS-2 Transamerica Convertible Securities VP

TRANSAMERICA EQUITY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

NOTE: Historical information is derived from the financial history of the portfolio's predecessor Growth Portfolio of the Transamerica Variable Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses to the Trust's Board of Trustees. Transamerica Equity VP paid $105,679 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $21,098,883          $14,424,636         $9,096,630

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative service fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $603,042             $407,339            $252,761

                                       TST
                           TE-1 Transamerica Equity VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.85%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                      AGGREGATE COMMISSIONS
                      YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
     $2,085,992           $1,762,946          $896,284

                                AFFILIATED BROKERAGE COMMISSIONS
                                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                  0%                 $0               -0-%              $0                -0-%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TAM and TIM. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $8,491,011           $6,249,601          $4,026,688

                                       TST
                           TE-2 Transamerica Equity VP

TRANSAMERICA EQUITY II VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Equity II VP paid $699 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $61,902              $58,432            $56,689

                                       TST
                        TEII-1 Transamerica Equity II VP

ADMINISTRATIVE SERVICES FEES

The portfolio pays administrative services fees to Transamerica Fund Services, Inc. The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $4,127               $3,896             $3,779

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.30%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $34,296               $29,684            $26,196

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                     AGGREGATE COMMISSIONS
                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
       $12,868              $8,353             $10,372

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                   0%                $0                 0%              $0                  0%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Equity II VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated December 30, 2003, as amended, between TAM and TIM. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $61,902              $58,596            $56,524

                                       TST
                        TEII-2 Transamerica Equity II VP

TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

(B) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(C) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio's best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.

(D) With respect to securities comprising 75% of the value of its total assets, the portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Federated Market Opportunity VP paid $16,391 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $3,492,146           $4,282,009          $4,043,198

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $93,145              $115,200            $108,382

                                       TST
               TFMO-1 Transamerica Federated Market Opportunity VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                       AGGREGATE COMMISSIONS
                       YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
      $883,779             $731,668            $367,242

                                   AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                   0%                $0                 0%              $0                 0%

THE SUB-ADVISER

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA ("FEDERATED"), located at 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $1,259,314           $1,539,445          $1,445,333

                                       TST
               TFMO-2 Transamerica Federated Market Opportunity VP

TRANSAMERICA GROWTH OPPORTUNITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio's total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.

(B) The portfolio may not invest in companies for the purposes of exercising control or management.

(C) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

(D) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses). NOTE: Historical information is derived from the financial history of the portfolio's predecessor Small Company Portfolio of Transamerica Variable Life Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Growth Opportunities VP paid $16,193 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $3,682,310           $3,844,129          $3,125,994

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $94,931              $99,245            $80,027

                                       TST
                   TGO-1 Transamerica Growth Opportunities VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.15%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                      AGGREGATE COMMISSIONS
                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
      $634,775             $682,999            $705,132

                                    AFFILIATED BROKERAGE COMMISSIONS
                                        YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                   0%                $0                 0%              $0                 0%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as the sub-adviser to Transamerica Growth Opportunities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TAM and TIM. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The portfolio received fees for its services in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $1,711,294           $1,791,341          $1,445,913

                                       TST
                   TGO-2 Transamerica Growth Opportunities VP

TRANSAMERICA INDEX 50 VP

NON-FUNDAMENTAL INVESTMENT POLICIES:

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO

The portfolio commenced operations on May 1, 2008, so there were no Trustees' Fees, Advisory Fees, or Administrative Service Fees to report for the last three fiscal years.

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

Transamerica Asset Management, Inc. ("TAM"), the portfolio's investment adviser, has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and expenses and extraordinary expenses) exceed, as a percentage of the portfolio's average daily net assets, 0.37%. Because the portfolio commenced operations on May 1, 2008, there were no expenses paid by the investment adviser for the last three fiscal years.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio did not pay any brokerage commissions for the last three fiscal years as it commenced operations on May 1, 2008.

THE SUB-ADVISER

AEGON USA INVESTMENT MANAGEMENT, LLC ("AUIM") serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008 between TAM and AUIM. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

                                       TST
                       TI50 -- 1 Transamerica Index 50 VP

TRANSAMERICA INDEX 75 VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

FEES PAID BY PORTFOLIO

The portfolio commenced operations on May 1, 2008, so there were no Trustees' Fees, Advisory Fees, or Administrative Service Fees to report for the last three fiscal years.

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

Transamerica Asset Management, Inc. ("TAM"), the portfolio's investment adviser, has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and expenses and extraordinary expenses) exceed, as a percentage of the portfolio's average daily net assets, 0.37%. Because the portfolio commenced operations on May 1, 2008, there were no expenses paid by the investment adviser for the last three fiscal years.

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio did not pay any brokerage commissions for the last three fiscal years as it commenced operations on May 1, 2008.

THE SUB-ADVISER

AEGON USA INVESTMENT MANAGEMENT, LLC ("AUIM") serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008 between TAM and AUIM. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.

                                       TST
                       TI75 -- 1 Transamerica Index 75 VP

TRANSAMERICA INTERNATIONAL MODERATE GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(E) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica International Moderate Growth VP paid $3,947 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amount for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $138,786              $14,544              N/A

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative fees in the following amount for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $17,348               $1,818               N/A

                                       TST
             TIMG -- 1 Transamerica International Moderate Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                 $20,717              N/A

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amount for the last three fiscal years:

                      AGGREGATE COMMISSIONS
                      YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 N/A

                                 AFFILIATED BROKERAGE COMMISSIONS
                                      YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                   0%                $0                 0%              N/A                N/A

PORTFOLIO CONSTRUCTION MANAGER

Morningstar Associates, LLC ("Morningstar") serves as portfolio construction manager pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 225 West Wacker Drive, Chicago, IL 60606.

PORTFOLIO CONSTRUCTION MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.

PORTFOLIO CONSTRUCTION MANAGER FEES

The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $138,786             $14,543               N/A

                                       TST
              TIMG-2 Transamerica International Moderate Growth VP

TRANSAMERICA JENNISON GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

NOTE: Historical information is derived from the financial history of the predecessor portfolio, Endeavor Jennison Growth Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Jennison Growth VP paid $5,121 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $1,211,824           $1,150,195          $1,054,164

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $30,296              $28,755            $26,224

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.94%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

                                       TST
                     TJNGR-1 Transamerica Jennison Growth VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                      AGGREGATE COMMISSIONS
                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
      $186,686             $213,091            $167,634

                                     AFFILIATED BROKERAGE COMMISSIONS
                                          YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
      $100                0.05%              $546              0.26%            $686              0.41%

THE SUB-ADVISER

JENNISON ASSOCIATES LLC ("JENNISON"), 466 Lexington Avenue, 18th Floor, New York, NY 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.

Jennison has served as an investment adviser to investment companies since 1990. Jennison is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $590,804            $576,774            $561,441

                                       TST
                     TJNGR-2 Transamerica Jennison Growth VP

TRANSAMERICA JPMORGAN CORE BOND VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and
(ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market portfolios or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market portfolio, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market portfolio.

(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

(H) The portfolio may not invest in companies for the purpose of exercising control or management.

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica JPMorgan Core Bond VP paid $5,570 for the fiscal year ended December 31, 2007.

                                      ATST
                   TJPMCB-1 Transamerica JPMorgan Core Bond VP

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $716,968             $805,827            $944,821

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $31,865             $35,815             $41,992

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.70%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                     AGGREGATE COMMISSIONS
                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------
        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

                                      AFFILIATED BROKERAGE COMMISSIONS
                                           YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------------------
                      % OF AGGREGATE                      % OF AGGREGATE                     % OF AGGREGATE
      2007             COMMISSIONS           2006           COMMISSIONS         2005           COMMISSIONS
------------------   ---------------   ----------------   --------------   ---------------   --------------
       $0                   0%                $0                 0%              $0                 0%

THE SUB-ADVISER

JPMORGAN INVESTMENT ADVISORS, INC. ("JPMIA"), 1111 Polaris Parkway, Columbus OH 43240 is the portfolio's sub-adviser. JPMIA is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

JPMIA serves a sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The Agreement continues in effect year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

                                      ATST
                   TJPMCB-2 Transamerica JPMorgan Core Bond VP

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
      $318,652             $359,208           $418,857

                                      ATST
                   TJPMCB-3 Transamerica JPMorgan Core Bond VP

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica JPMorgan Enhanced Index VP paid $6,754 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
     $1,424,828           $1,435,040          $1,616,829

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
       $38,509              $38,785           $43,115

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

        2007                 2006               2005
-------------------    ----------------    ----------------
         $0                   $0                 $0

                                       TST
                TJPMEI-1 Transamerica JPMorgan Enhanced Index VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

           AGGREGATE COMMISSIONS
          YEAR ENDED DECEMBER 31
---------------------------------------
  2007            2006           2005
--------        --------       --------
$145,587        $157,269       $149,818

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------
            % OF AGGREGATE                  % OF AGGREGATE                % OF AGGREGATE
2007         COMMISSIONS         2006         COMMISSIONS        2005        COMMISSIONS
----        --------------       ----       --------------       ----     ----------------
$0               0%              $0               0%              $0             0%

THE SUB-ADVISER

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 245 Park Avenue, New York, NY 10167, is the portfolio's sub-adviser. J.P. Morgan is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid for its services in the following amounts for the last three fiscal years:

 2007                  2006                2005
--------              --------            ---------
$577,633              $583,486            $752,521

                                      ATST
                TJPMEI-2 Transamerica JPMorgan Enhanced Index VP

TRANSAMERICA JPMORGAN MID CAP VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.

(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica JPMorgan Mid Cap Value VP paid $12,442 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007              2006              2005
----------        ----------        ----------
$2,927,791        $2,776,426        $2,853,363

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007           2006          2005
-------        -------       -------
$71,945        $68,161       $70,084

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007         2006      2005
----         ----      ----
$0           $0        $0

                                       TST
                TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

            AGGREGATE COMMISSIONS
            YEAR ENDED DECEMBER 31
---------------------------------------------
  2007              2006               2005
--------          --------           --------
$242,406          $223,205           $323,059

                           AFFILIATED BROKERAGE COMMISSIONS
                                 YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------
            % OF AGGREGATE                   % OF AGGREGATE                    % OF AGGREGATE
2007          COMMISSIONS       2006          COMMISSIONS          2005          COMMISSIONS
----        --------------      ----         --------------        ----        ----------------
$0           0%                 $0            0%                   $0            0%

THE SUB-ADVISER(1)

J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN"), 245 Park Avenue, New York, NY 10167, is the portfolio's sub-adviser. J.P. Morgan is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TAM and J.P. Morgan. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2007             2006               2005
----------       ----------         ----------
$1,438,895       $1,366,938         $1,397,671

----------
(1) Prior to May 1, 2004, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

                                      TST
                TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP

TRANSAMERICA LEGG MASON PARTNERS ALL CAP VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities "short against the box."

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Legg Mason Partners All Cap VP paid $12,642 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007            2006            2005
----------      ----------      ----------
$2,858,650      $2,998,156      $4,340,046

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007           2006            2005
------         -------         -------
$71,466        $74,954         $109,840

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.90%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007     2006     2005
----     ----     ----
$0       $0        $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
-------------------------------------------
  2007             2006              2005
--------         -------           --------
$158,912         $273,299          $905,132

                                       TST
              TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------
             % OF AGGREGATE              % OF AGGREGATE                  % OF AGGREGATE
2007          COMMISSIONS        2006      COMMISSIONS       2005          COMMISSIONS
----          -------------      ----    --------------     -------      --------------
$0                 0%             $0          0%            $18,951            2.09%

THE SUB-ADVISER

CLEARBRIDGE ADVISORS, LLC, LOCATED AT 620 EIGHTH AVENUE, NEW YORK, NY 10018 ("CLEARBRIDGE"), serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 1, 2005, as amended, between TAM and ClearBridge. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2007            2006             2005
----------      ----------       ----------
$1,452,988      $1,541,666       $2,214,853

                                       TST
              TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

TRANSAMERICA MARSICO GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not make short sales of securities, except short sales "against the box."

(C) The portfolio may not invest in companies for the purpose of exercising control or management.

(D) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Marsico Growth VP paid $18,265 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007                2006             2005
----------          ----------       -----------
$4,514,723          $1,626,487       $1,358,569

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2007           2006          2005
--------        -------       -------
$118,627        $40,662       $33,964

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007       2006       2005
----       ----       ----
$0          $0         $0

                                      TST
                     TMARGR-1 Transamerica Marsico Growth VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

       AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
----------------------------------------
 2007             2006           2005
-------          -------        --------
$607,852         191,153        $214,724

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------------
          % OF AGGREGATE                   % OF AGGREGATE                          % OF AGGREGATE
2007       COMMISSIONS          2006        COMMISSIONS            2005             COMMISSIONS
---       -------------         ----       --------------          ----            --------------
 $0            0%                $0              0%                 $0                  0%

THE SUB-ADVISER

COLUMBIA MANAGEMENT ADVISORS, LLC ("COLUMBIA") (formerly, Banc of America Capital Management, LLC), located at 100 Federal Street, Boston, MA 02110, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 5, 2002, as amended, between TAM and Columbia. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. Columbia has subsequently entered into an agreement with Marsico Capital Management, LLC ("Marsico"), under which Marsico provides portfolio management to the portfolio.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently owned investment management firm. Marsico provides investment services to mutual funds and private accounts and as of December 31, 2007 had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2007           2006          2005
----------    ---------      --------
$2,257,362     $815,516      $677,012

                                       TST
                     TMARGR-2 Transamerica Marsico Growth VP

TRANSAMERICA MFS HIGH YIELD VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica MFS High Yield VP paid $12,355 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2007              2006             2005
---------         ---------        ----------
$2,620,721        $3,189,324       $4,712,105

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007         2006          2005
-------      -------      --------
$70,715      $85,049      $122,040

                                       TST
                     TMFSHY-1 Transamerica MFS High Yield VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.05%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007      2006         2005
----      ----         ----
 $0        $0           $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
----------------------------------------
2007              2006            2005
------           -------         -------
$17,994          $29,057         $13,889

                         AFFILIATED BROKERAGE COMMISSIONS
                              YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------------------
             % OF AGGREGATE                   % OF AGGREGATE                   % OF AGGREGATE
2007          COMMISSIONS        2006          COMMISSIONS          2005        COMMISSIONS
----         --------------      ----         --------------        ----       --------------
$0            0%                 $0            0%                   $0          0%

THE SUB-ADVISER

MFS(R) INVESTMENT MANAGEMENT ("MFS"), located at 500 Boylston Street, Boston, MA 02116, is the portfolio's sub-adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

MFS serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

   2007              2006              2005
----------        ----------        ----------
$1,206,430       $1,492,465         $2,333,183

                                       TST
                     TMFSHY-2 Transamerica MFS High Yield VP

TRANSAMERICA MFS INTERNATIONAL EQUITY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.

(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(C) The portfolio may not sell securities short, except short sales "against the box."

(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.

(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.

(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

(G) The portfolio may not invest for purposes of exercising control.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica MFS International Equity VP paid $13,021 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007            2006              2005
----------      ----------        ----------
$3,424,805      $2,943,093        $2,230,250

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007         2006       2005
-------      -------    -------
$74,718      $64,013    $48,633

                                       TST
                TMFSIE-1 Transamerica MFS International Equity VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.13%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007       2006      2005
----       ----      -----
$0        $0          $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the past three years:

        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
----------------------------------------
 2007             2006           2005
--------         -------         -------
$450,797         $655,341       $620,314

                          AFFILIATED BROKERAGE COMMISSIONS
                               YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------
           % OF AGGREGATE                  % OF AGGREGATE                        % OF AGGREGATE
2007        COMMISSIONS        2006          COMMISSIONS           2005            COMMISSIONS
----       --------------      ----        --------------         -------        --------------
 $0             0%            $3,191            0.49%             $25,185             4.06%

THE SUB-ADVISER

MFS(R) INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to the portfolio pursuant to a sub-advisory agreement with TAM. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

The sub-adviser serves pursuant to a Sub-Advisory Agreement dated July 1, 2006 between TAM and MFS. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

Prior to July 3, 2006, a different firm served as sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:

2007         2006           2005
----        --------      ---------
N/A         $765,999       $1,190,399

From July 3, 2006 to the present, MFS served as sub-adviser to the portfolio. MFS was paid the following amounts for its service for the last three fiscal years:

  2007               2006           2005
----------          --------        ----
$1,774,550          $785,410        N/A

                                       TST
                TMFSIE-2 Transamerica MFS International Equity VP

TRANSAMERICA MONEY MARKET VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio's investments in foreign securities to meet additional diversification and other requirements.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trustees to the Board. Transamerica Money Market VP paid $19,040 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2007              2006              2005
----------        ---------         ----------
$1,971,465        $1,645,685        $1,977,180

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007            2006           2005
--------       -------         ---------
$112,655       $94,039         $112,982

                                       TST
                       TMM-1 Transamerica Money Market VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.57%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007      2006      2005
----      ----      ----
$0         $0        $0

COMMISSION PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

    AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
------------------------------
2007         2006        2005
---          ----        ----
$0           $0           $0

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------
           % OF AGGREGATE                    % OF AGGREGATE                     % OF AGGREGATE
2007        COMMISSIONS         2006          COMMISSIONS          2005          COMMISSIONS
----       --------------       ----         --------------        ----         --------------
 $0             0%               $0               0%                $0               0%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated September 24, 2002, as amended, between TAM and TIM. The agreement will continue from year to year if approved annually by the Trust's Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TAM is an affiliate of TIM.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

  2007       2006          2005
--------    -------      --------
$848,967    $702,790     $845,814

                                       TST
                       TMM-2 Transamerica Money Market VP

TRANSAMERICA MUNDER NET50 VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, except short sales "against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, and the rules and regulations thereunder.

In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Munder Net50 VP paid $4,004 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2007             2006          2005
----------       --------      --------
$1,064,776       $984,299      $816,684

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007          2006            2005
------        -------         -------
$23,662       $21,873         $18,148

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007      2006        2005
----      ----        -----
$0        $0          $15,559

                                       TST
                       TMN-1 Transamerica Munder Net50 VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

       AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
--------------------------------------------
 2007                2006            2005
-------             --------        --------
$387,423            $274,895        $279,193

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------------
             % OF AGGREGATE                 % OF AGGREGATE                   % OF AGGREGATE
2007          COMMISSIONS       2006         COMMISSIONS         2005         COMMISSIONS
----         -------------      ----        --------------       ----        --------------
$0            0%                $0           0%                  $0           0%

THE SUB-ADVISER

MUNDER CAPITAL MANAGEMENT ("MUNDER"), located at 480 Pierce Street, Birmingham, MI 48009, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 29, 2006 between TAM and Munder. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust's Board of Trustees.

Founded in 1985, Munder manages a variety of equity and fixed-income assets for institutional, high-net-worth and mutual fund investors.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

 2007          2006         2005
--------      --------     --------
$591,543      $548,430     $438,391

                                       TST
                       TMN-2 Transamerica Munder Net50 VP

TRANSAMERICA PIMCO TOTAL RETURN VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

(B) The portfolio may not sell securities short, except short sales "against the box."

(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.

(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(F) The portfolio may not invest for purposes of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica PIMCO Total Return VP paid $40,549 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2007             2006            2005
----------       ----------      ----------
$7,762,612       $5,258,861      $4,554,586

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

  2007            2006            2005
--------        --------        --------
$244,170        $158,657        $136,295

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.20%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007       2006        2005
----       ----        ----
$0         $0          $0

                                       TST
                   TPIMCO-1 Transamerica PIMCO Total Return VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

         AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
------------------------------------------------
 2007                 2006                2005
-------              -------              -------
$56,420              $32,611             $32,451

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------------------
            % OF AGGREGATE                  % OF AGGREGATE                    % OF AGGREGATE
2007         COMMISSIONS       2006          COMMISSIONS           2005        COMMISSIONS
----        -------------      ----         -------------          ----       --------------
$0                0%            $0                0%                $0               0%

THE SUB-ADVISER

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO") serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. ("AGI LP"). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multi-national insurance and financial services holding company. PIMCO had approximately $746.3 billion of assets under management as of December 31, 2007.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received the following fees for the last three fiscal years:

   2007           2006            2005
----------     ----------      ----------
$3,052,127     $1,988,350      $1,698,554

                                       TST
                   TPIMCO-2 Transamerica PIMCO Total Return VP

TRANSAMERICA SCIENCE & TECHNOLOGY VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments). Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Science & Technology VP paid $5,204 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2007              2006               2005
---------        ----------         ----------
$1,241,787       $1,115,480         $1,470,111

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007         2006          2005
------       -------       -------
$31,841      $28,602       $36,753

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.98%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TAM. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007    2006       2005
----    ----       ----
 $0      $0         $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

                                       TST
                   TST-1 Transamerica Science & Technology VP

         AGGREGATE COMMISSIONS
         YEAR ENDED DECEMBER 31
-----------------------------------------
  2007           2006              2005
--------        --------          --------
$231,088        $385,450          $452,515

                                 AFFILIATED BROKERAGE COMMISSIONS
                                     YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------------------------
             % OF AGGREGATE                  % OF AGGREGATE                      % OF AGGREGATE
2007          COMMISSIONS       2006          COMMISSIONS         2005            COMMISSIONS
----         --------------     ----         --------------       ----           ---------------
 $0                0%            $0               0%               $0                  0%

THE SUB-ADVISER(1)

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to Transamerica Science & Technology VP, pursuant to a Sub-Advisory Agreement dated August 1, 2006, as amended, between TAM and TIM. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. TIM is an affiliate of TAM.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

  2007         2006            2005
--------    -----------      ---------
$557,212    $199,438(2)      $733,359

----------

(1) Prior to August 1, 2006, a different firm managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

(2) For the period from January 1, 2006 to August 1, 2006, Great Companies, L.L.C. served as sub-adviser to the portfolio and was paid $302,582 for its services. TST TST-2 Transamerica Science & Technology VP

                                       TST
                   TST-2 Transamerica Science & Technology VP

TRANSAMERICA SMALL/MID CAP VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Small/Mid Cap Value VP paid $15,756 in fees and expenses for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

  2007            2006               2005
---------       ----------         ----------
$3,748,845      $3,402,703         $3,380,213

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

 2007             2006              2005
------           -------           -------
$93,764          $85,067           $84,505

                                       TST
                   TSMCV-1 Transamerica Small/Mid Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

 2007             2006              2005
------           -------           -------
  $0               $0                $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

           AGGREGATE COMMISSIONS
           YEAR ENDED DECEMBER 31
--------------------------------------------
 2007              2006               2005
------           --------          ----------
$231,088         $370,672          $471,942

                           AFFILIATED BROKERAGE COMMISSIONS
                                YEAR ENDED DECEMBER 31
----------------------------------------------------------------------------------------------
                 % OF AGGREGATE                 % OF AGGREGATE                % OF AGGREGATE
 2007              COMMISSIONS        2006         COMMISSIONS      2005        COMMISSIONS
-----            --------------      -----      ----------------    ----      ----------------
 $0                    0%              $0              0%            $0              0%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM") serves as sub-adviser to Transamerica Small/Mid Cap Value VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended, between TAM and TIM. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years as follows:

   2007             2006              2005
----------       ----------        -----------
$1,756,351       $1,599,315        $1,580,177

                                       TST
                   TSMCV-2 Transamerica Small/Mid Cap Value VP

TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica T. Rowe Price Equity Income VP paid $22,458 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007             2006              2005
----------       ----------        -----------
$4,686,360       $6,058,377        $6,910,753

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2007             2006              2005
----------       ----------        -----------
 $126,357         $163,330          $186,191

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.88%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007             2006              2005
----             ----              -----
 $0               $0                $0

                                       TST
              TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
--------------------------------------------
  2007             2006              2005
--------         --------          ---------
$377,929         $225,442          $415,894

                        AFFILIATED BROKERAGE COMMISSIONS
                            YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------
            % OF AGGREGATE                 % OF AGGREGATE              % OF AGGREGATE
2007         COMMISSIONS        2006        COMMISSIONS       2005       COMMISSIONS
----        --------------      ----       --------------     ----     ---------------
 $0               0%             $0             0%             $0            0%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), 100 East Pratt Street, Baltimore, MD 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as the portfolio's sub-adviser pursuant to the terms of a sub-advisory agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2007             2006              2005
----------       ----------        -----------
$2,344,664       $2,971,227        $3,356,254

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that Transamerica T. Rowe Price Equity Income VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                                       TST
              TTRPEI-2 Transamerica T. Rowe Price Equity Income VP

TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica T. Rowe Price Growth Stock VP paid $16,071 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser for this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007             2006              2005
---------        ----------        ----------
$3,570,631       $2,376,413        $2,527,018

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2007             2006              2005
-------          -------           --------
$95,705          $60,110           $63,787

                                       TST
               TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.89%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007             2006              2005
----             ----              -----
 $0               $0                $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

              AGGREGATE COMMISSIONS
             YEAR ENDED DECEMBER 31
-------------------------------------------
  2007             2006              2005
--------         --------          --------
$453,795         $265,060          $293,698

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
-------------------------------------------------------------------------------------
            % OF AGGREGATE               % OF AGGREGATE                % OF AGGREGATE
2007         COMMISSIONS       2006        COMMISSIONS      2005        COMMISSIONS
----        -------------      ----      ---------------    ----       ---------------
 $0               0%            $0             0%            $0              0%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, MD 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

   2007             2006              2005
----------       ----------        ----------
$1,815,673       $1,162,284        $1,223,345

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that Transamerica T. Rowe Price Growth Stock VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

                                       TST
               TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                                       TST
              TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

TRANSAMERICA T. ROWE PRICE SMALL CAP VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio's net assets exceed $40,000,000.

(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value.

(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(D) The portfolio may not invest in companies for the purpose of exercising control or management.

(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(H) The portfolio may not sell securities short, except short sales "against the box."

(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio's investments.) Shareholders will be provided with at least 60 days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica T. Rowe Price Small Cap VP paid $9,031 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

    2007         2006         2005
-----------   ----------   ----------
 $1,926,392   $2,249,215   $2,279,286

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

   2007        2006          2005
-----------   ----------   ----------
 $51,665       $60,394      $61,410

                                       TST
                TTRPSC-1 Transamerica T. Rowe Price Small Cap VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007          2006         2005
-----------   ----------   ----------
    $0            $0          $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

       AGGREGATE COMMISSIONS
       YEAR ENDED DECEMBER 31
-------------------------------------
  2007          2006         2005
-----------   ----------   ----------
$128,303       $285,623     $318,662

                   AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2007    COMMISSIONS     2006    COMMISSIONS     2005    COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0          0%          $0          0%          $0          0%

THE SUB-ADVISER

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE"), located at 100 East Pratt Street, Baltimore, MD 21202, the portfolio's sub-adviser, was founded in 1937. As of December 31, 2007, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2007         2006         2005
-----------   ----------   ----------
 $882,040     $1,029,102   $1,024,184

CERTAIN INVESTMENTS

MONEY MARKET RESERVES

It is expected that Transamerica T. Rowe Price Small Cap VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRIF") are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).

                                       TST
                TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.

The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

                                       TST
                TTRPSC-3 Transamerica T. Rowe Price Small Cap VP

TRANSAMERICA TEMPLETON GLOBAL VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

(G) The portfolio may not invest in companies for the purpose of exercising control or management.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Templeton Global VP paid $21,871 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

    2007         2006         2005
-----------   ----------   ----------
 $4,704,599   $4,395,371   $4,462,577

                                       TST
                     TTG-1 Transamerica Templeton Global VP

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

   2007          2006         2005
-----------   ----------   ----------
 $126,334      $117,803     $119,657

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. This amount is reduced by the amount to be reimbursed by the sub-adviser pursuant to the Expense Limitation Agreement with TAM. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years::

   2007          2006        2005
-----------   ----------   ----------
    $0            $0          $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

        AGGREGATE COMMISSIONS
        YEAR ENDED DECEMBER 31
------------------------------------
   2007          2006         2005
----------    ---------    ---------
 $374,998      $734,566     $717,979

                     AFFILIATED BROKERAGE COMMISSIONS
                          YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2007    COMMISSIONS     2006    COMMISSIONS     2005    COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0          0%          $0          0%          $0          0%

THE SUB-ADVISERS

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM")(1), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as a co-sub-adviser to Transamerica Templeton Global VP pursuant to a Sub-Advisory Agreement dated August 1, 2006, as amended. This agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees. TIM manages the U.S. equity component of the portfolio. TIM is an affiliate of TAM.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON")(2), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. This agreement also continues in effect from year to year if approved annually. Templeton manages the non-U.S. portion of the portfolio.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

                                       TST
                     TTG-2 Transamerica Templeton Global VP

SUB-ADVISORY FEES

The sub-advisers were paid fees for their services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

   2007          2006           2005
----------   -------------   ----------
$1,912,091   $1,799,718(3)   $1,815,368

----------
(1) Prior to August 1, 2006, a different firm co-managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

(2) Prior to May 1, 2004, a different firm co-managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm.

(3) For the period from August 1, 2006 to December 31, 2006, TIM and Templeton served as co-sub-advisers to the portfolio and were paid $259,646 and $492,823, respectively, for their services.

                                       TST
                     TTG-3 Transamerica Templeton Global VP

TRANSAMERICA THIRD AVENUE VALUE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities "short against the box."

(B) The portfolio may not participate on a "joint" or "joint and several" basis in any trading account in securities.

(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.

(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Third Avenue Value VP paid $27,591 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$5,607,966   $8,835,120   $5,621,919

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2007       2006       2005
--------   --------   --------
$140,199   $220,878   $140,548

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2007   2006   2005
----   ----   ----
 $0     $0     $0

                                       TST
                    TTAV-1 Transamerica Third Avenue Value VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

    AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
------------------------------
  2007       2006       2005
--------   --------   --------
$286,358   $625,606   $646,946

                        AFFILIATED BROKERAGE COMMISSIONS
                             YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------------
           % OF AGGREGATE              % OF AGGREGATE              % OF AGGREGATE
  2007      COMMISSIONS       2006      COMMISSIONS       2005      COMMISSIONS
--------   --------------   --------   --------------   --------   --------------
$170,092       59.40%       $487,551       77.93%       $450,466       69.63%

THE SUB-ADVISER

THIRD AVENUE MANAGEMENT LLC ("THIRD AVENUE"), located at 622 Third Avenue, New York, NY 10017, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 8, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$2,803,983   $4,428,595   $2,799,925

                                       TST
                    TTAV-2 Transamerica Third Avenue Value VP

TRANSAMERICA U.S. GOVERNMENT SECURITIES VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio's total assets at the time of borrowing or investment.

(E) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the portfolio's predecessor, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica U.S. Government Securities VP paid $5,719 for the fiscal year ended December 31, 2007

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
 $923,618    $1,024,003   $1,243,941

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
 $33,586      $37,236      $41,465

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.63%. This arrangement commenced on January 1, 2003. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2006   2006   2005
----   ----   ----
 $0     $0     $0

                                       TST
               TUSGS-1 Transamerica U.S. Government Securities VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

AGGREGATE COMMISSIONS
YEAR ENDED DECEMBER 31
----------------------
2007     2006     2005
-----   ------   -----
 $0       $0       $0

                  AFFILIATED BROKERAGE COMMISSIONS
                      YEAR ENDED DECEMBER 31
------------------------------------------------------------------
       % OF AGGREGATE         % OF AGGREGATE          % OF AGGREGATE
2007    COMMISSIONS     2006   COMMISSIONS     2005     COMMISSIONS
----   --------------   ----  --------------   ----   --------------
 $0          0%          $0         0%          $0          0%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TAM and TIM. The agreement will continue from year to year if approved annually by the Trust's Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm, and one of the world's 100 largest public companies. TAM is an affiliate of TIM.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the last three fiscal years:

  2007       2006       2005
--------   --------   --------
$251,896   $280,071   $310,188

                                       TST
               TUSGS-2 Transamerica U.S. Government Securities VP

TRANSAMERICA VALUE BALANCED VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets.

(E) The portfolio may not invest in companies for the purpose of exercising control or management.

(F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Value Balanced VP paid $15,128 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser for this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$3,240,594   $3,391,454   $3,653,558

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2007     2006       2005
-------   -------   -------
$86,416   $90,439   $97,511

                                       TST
                      TVB-1 Transamerica Value Balanced VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007   2006   2005
----   ----   ----
 $0     $0     $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
------------------------------
  2007       2006       2005
--------   --------   --------
$273,616   $238,927   $330,644

                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2007    COMMISSIONS     2006    COMMISSIONS     2005    COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0          0%          $0          0%          $0          0%

THE SUB-ADVISER

TRANSAMERICA INVESTMENT MANAGEMENT, LLC ("TIM"), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. ("TISI"). TISI's parent, Transamerica Corporation, was acquired in 1999 by AEGON, N.V., a global financial services firm and one of the world's 100 largest public companies. TIM is an affiliate of the Trust. TIM serves as the portfolio's sub-adviser pursuant to a Sub-Advisory Agreement dated December 14, 2001, as amended between TAM and TIM. The agreement will continue from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$1,512,277   $1,587,169   $1,701,357

                                       TST
                      TVB-2 Transamerica Value Balanced VP

TRANSAMERICA VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, T. Rowe Price International Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Van Kampen Active International Allocation VP paid $8,948 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$2,218,381   $1,838,865   $1,424,983

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

   2007        2006          2005
----------   ----------   ----------
 $52,351      $43,267      $33,529

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.07%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
 $50,884      $232,831     $307,659

                                       TST
       TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

  AGGREGATE COMMISSIONS
  YEAR ENDED DECEMBER 31
--------------------------
 2007     2006      2005
------   -------   -------
$67,014  $31,626   $42,492

                  AFFILIATED BROKERAGE COMMISSIONS
                       YEAR ENDED DECEMBER 31
---------------------------------------------------------------------
       % OF AGGREGATE          % OF AGGREGATE          % OF AGGREGATE
2007    COMMISSIONS     2006    COMMISSIONS     2005    COMMISSIONS
----   --------------   ----   --------------   ----   --------------
 $0          0%          $0          0%          $0          0%

THE SUB-ADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 522 Fifth Avenue, New York, NY 10036, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $589.5 billion.

MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TAM and MSIM Inc. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for services in the following amounts for the past three fiscal years:

   2007        2006       2005
----------   --------   --------
$1,171,352   $975,923   $751,996

                                       TST
       TVKAIA-2 Transamerica Van Kampen Active International Allocation VP

TRANSAMERICA VAN KAMPEN LARGE CAP CORE VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.

(B) The portfolio may not invest in companies for the purpose of exercising control or management.

(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.

(D) The portfolio may not sell securities short, except short sales "against the box."

NOTE: Historical information is derived from the financial history of the portfolio's predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Van Kampen Large Cap Core VP paid $5,998 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the past three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$1,285,675   $1,434,295   $1,593,733

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

 2007      2006      2005
-------   -------   --------
$34,285   $38,248   $42,500

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2007   2006   2005
----   ----   ----
 $0     $0     $0

                                       TST
               TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

   AGGREGATE COMMISSIONS
   YEAR ENDED DECEMBER 31
------------------------------
  2007       2006       2005
--------   --------   --------
$101,763   $150,281   $213,577

                   AFFILIATED BROKERAGE COMMISSIONS
                        YEAR ENDED DECEMBER 31
---------------------------------------------------------------------------
         % OF AGGREGATE            % OF AGGREGATE            % OF AGGREGATE
 2007     COMMISSIONS      2006     COMMISSIONS      2005     COMMISSIONS
------   --------------   ------   --------------   ------   --------------
$3,381       3.32%        $1,108       0.74%        $6,313       2.96%

THE SUB-ADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC. ("MSIM INC."), located at 522 Fifth Avenue, New York, NY 10036, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name "Van Kampen." As of December 31, 2007, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $589.5 billion.

MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended, between TAM and MSIM Inc. The agreement will continue in effect from year to year if approved annually by the Trust's Board of Trustees.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser received fees for its services for the last three fiscal years in the following amounts:

  2007       2006       2005
--------   --------   --------
$514,270   $575,438   $635,774

                                       TST
               TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH VP

NON-FUNDAMENTAL INVESTMENT POLICIES

The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:

(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.

(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

(F) The portfolio may not invest in companies for the purpose of exercising control or management.

(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio's total assets would be invested in such securities.

FEES PAID BY PORTFOLIO

TRUSTEES' FEES

Each portfolio pays a share of the fees and expenses for the Trust's Board of Trustees. Transamerica Van Kampen Mid-Cap Growth VP paid $21,862 for the fiscal year ended December 31, 2007.

ADVISORY FEES

Transamerica Asset Management, Inc. ("TAM") serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust's prospectus. The portfolio paid the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$5,105,361   $5,012,555   $5,207,614

ADMINISTRATIVE SERVICES FEES

The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

  2007       2006       2005
--------   --------   --------
$127,634   $125,314   $130,190

                                       TST
               TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER

TAM has contractually undertaken through April 30, 2009 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio's average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2007   2006   2005
----   ----   ----
 $0     $0     $0

COMMISSIONS PAID BY THE PORTFOLIO

The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

     AGGREGATE COMMISSIONS
    YEAR ENDED DECEMBER 31
--------------------------------
  2007       2006        2005
--------   --------   ----------
$739,265   $816,455   $1,460,256

                    AFFILIATED BROKERAGE COMMISSIONS
                         YEAR ENDED DECEMBER 31
-----------------------------------------------------------------------------
          % OF AGGREGATE            % OF AGGREGATE             % OF AGGREGATE
 2007      COMMISSIONS      2006     COMMISSIONS       2005      COMMISSIONS
-------   --------------   ------   --------------   -------   --------------
$24,477       3.31%        $3,389       0.42%        $79,128       5.42%

THE SUB-ADVISER

VAN KAMPEN ASSET MANAGEMENT ("VKAM"), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended, between TAM and VKAM. The agreement continues in effect from year to year if approved annually by the Trust's Board of Trustees.

VKAM is a wholly owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect, wholly owned subsidiary of Morgan Stanley, a financial services company. As of December 31, 2007, VKAM, together with its affiliated asset management companies, managed assets of approximately $589.5 billion.

PORTFOLIO MANAGER INFORMATION

Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.

SUB-ADVISORY FEES

The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

   2007         2006         2005
----------   ----------   ----------
$2,552,681   $2,513,385   $2,596,700

                                       TST
               TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

ADDITIONAL INFORMATION -- ALL PORTFOLIOS

INVESTMENT POLICIES AND STRATEGIES

This section of this SAI further explains policies and strategies utilized by the portfolios of TST. Please refer to each portfolio's prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into.

(Each portfolio in the Trust also has its own fees and expenses. Please refer to your specific portfolio's information in this SAI for the information concerning your portfolio.)

LENDING

Each portfolio may lend its portfolio securities subject to the restrictions stated in this SAI. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower. State laws and regulations may impose additional limitations on borrowing.

Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. At the termination of a loan transaction, a portfolio has the obligation to return cash or collateral delivered by the borrower. The portfolio may experience losses on the collateral and may be required to liquidate investments at inopportune times in order to return the amounts to the borrower.

Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the Securities and Exchange Commission ("SEC").

BORROWING

Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.

The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

Certain portfolios may borrow for investment purposes -- this is called "leveraging." Such portfolios may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

- If a portfolio's asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

- Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio's securities.

- Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the - return received on the securities purchased.

- A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a - commitment or other fee to maintain a line of credit.

- Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES

Certain portfolios may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the portfolio must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a portfolio may be unable to replace a borrowed security sold short.

Each portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales, Transamerica Jennison Growth VP is not limited to short sales or against the box.

Transamerica Federated Market Opportunity VP may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio's net assets or 2% of the securities of any class of the issuer. The portfolio may also "sell short against the box. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

LEVERAGE RISKS - Leverage risk is created when an investment exposes a portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

LIQUIDITY RISKS - Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. Over-the-counter ("OTC") derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

FOREIGN SECURITIES

Each portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and Fiduciary Depository Receipts ("FDRs") or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a portfolio will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio investing in foreign markets is uninvested and no return is earned thereon. The inability of such a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Losses to a portfolio due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the portfolio. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.

If a security is denominated in foreign currency, the value of the security to a portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a portfolio's assets. The value of the assets of a portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a portfolio investing in foreign markets. In addition, although a portfolio will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers' stock. However, by investing in ADRs rather than directly in foreign issuers' stock, a portfolio can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.

SOVEREIGN DEBT SECURITIES . Certain portfolios may invest in securities issued or guaranteed by any country and denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.

The portfolios may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. The portfolios will not invest more than 25% of their assets in the securities of supranational entities.

EMERGING MARKETS. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by foreign investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a portfolio's investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Certain portfolios may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas
F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by portfolios held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.

Risks of Investments in Russia. Certain portfolios may invest a portion of its assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets,, as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a portfolio to lose its registration through fraud, negligence or mere oversight. While a portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a portfolio.

FOREIGN BANK OBLIGATIONS

A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate.

A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency. A portfolio's entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio's obligations in a segregated account throughout the duration of the contract.

A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.

A portfolio may enter into contracts to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio's assets.

In any of the above circumstances, a portfolio may, alternatively, enter into a forward contract with respect to a different foreign currency when a portfolio's sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated ("cross-hedge"). For example, if a portfolio's sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio's assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio's currency exposure from one foreign currency to another removes the portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio's sub-adviser's projection of future exchange rates is inaccurate.

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio's limitation on investing in illiquid securities.

A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges (alternatively, liquid assets may be earmarked on the portfolio's records). If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio's ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio's assets.

Also, with regard to a portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio's assets that are subject of the cross-hedging transactions are denominated.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.

Such portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the portfolio's records) until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to its investment restrictions, a portfolio may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of each portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that portfolio and approved by the Board of Trustees.

In a reverse repurchase agreement, a portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will segregate cash and appropriate liquid assets to cover its obligation under the agreement. The portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each portfolio deems creditworthy.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

Repurchase agreements involve the risk that the seller will fail to repurchase the security as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. GOVERNMENT SECURITIES

Subject to a portfolio's investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.

NON-INVESTMENT GRADE DEBT SECURITIES

Subject to limitations set forth in a portfolio's investment policies, a portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Ratings Group ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)

Before investing in any lower-grade debt securities, a portfolio's sub-adviser will determine that such investments meet the portfolio's investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each portfolio's investment policies is determined immediately after the portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio's investment policies.

CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a portfolio's policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS ("Dividend Enhanced Convertible Stock," or "Debt Exchangeable for Common Stock" when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS ("Preferred Equity Redeemable Stock," convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio's investment in non-convertible debt securities.

INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.

When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio's securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio's exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.

With respect to futures contracts that are not legally required to "cash settle," a portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to "cash settle," however, a portfolio is permitted to set aside or earmark liquid assets in an amount equal to the portfolio's daily marked-to-market (net) obligation, if any, (in other words, the portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a portfolio will have the ability to employ leverage to a greater extent than if the portfolio were required to segregate assets equal to the full market value of the futures contract.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM's other customers. The portfolio's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian (alternatively, liquid assets may be earmarked on the portfolio's records) when practical or otherwise required by law.

Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio's open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio's net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows a portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio's sub-adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each portfolio's sub-adviser believes that use of such contracts can benefit a portfolio, if the sub-adviser's investment judgment is incorrect, a portfolio's overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio's futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio's current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

OPTIONS ON FUTURES CONTRACTS. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities." Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio's securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested, it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, a portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio's securities against the risk of falling prices.

The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

OPTIONS ON FOREIGN CURRENCIES. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio's option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is "covered" if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian (alternatively, liquid assets may be earmarked on the portfolio's records)) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account.

A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio's sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio's obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio's sub-adviser believes it would be advantageous for the portfolio to do so.

OPTIONS ON SECURITIES. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a portfolio is "covered" if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the portfolio's records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is "covered" if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the portfolio's records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account.

A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets (alternatively, liquid assets may be earmarked on the portfolio's records) in an amount not less than the market value of the underlying security, marked-to-market daily.

If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.

In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a portfolio's investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest; e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. A portfolio will usually enter into interest rate swaps on a net basis; i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust's custodian (alternatively, liquid assets may be earmarked on the portfolio's records). If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio's obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.

For purposes of applying a portfolio's investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio's respective investment objective and are permitted by each portfolio's respective investment limitations and applicable regulatory requirements.

SUPRANATIONAL AGENCIES. Unless otherwise indicated, a portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.

A portfolio may invest in Dow Industrial Average Model New Deposit Shares ("DIAMONDS") (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the NASDAQ-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the NASDAQ Stock Market).

Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio's assets across a broad range of equity securities.

The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded.

Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, securities indices, and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as the possible loss of the entire premium paid for an option bought by the portfolio, the inability of the portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Trust's custodian bank to ensure that the portfolio will be able to meet its obligations under these instruments (alternatively, liquid assets may be earmarked on the Trust's records). Assets held in a segregated account generally may not be disposed of for as long as the portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the portfolio's assets could impede implementation of the portfolio's investment policies or the portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio's expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

WARRANTS AND RIGHTS

Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.

MORTGAGE-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities' weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.

The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios' industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries.

Collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.

Stripped Mortgage-Backed Securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Unlike mortgage-backed securities issued or guaranteed by the U. S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

Subject to a portfolio's investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.

Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.

The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

PASS-THROUGH SECURITIES

Subject to a portfolio's investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.

OTHER INCOME PRODUCING SECURITIES

Subject to each portfolio's investment restrictions and policies, other types of income-producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:

VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

STANDBY COMMITMENTS. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.

TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. All portfolios (except Transamerica JPMorgan Core Bond VP) will not invest more than 5% of their assets in inverse floaters. Transamerica JPMorgan Core Bond VP will not invest more than 10% of its assets in inverse floaters.

A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income-producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES

Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the Securities Act, established a "safe harbor" from the registration requirements of the Securities Act, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Trust's Board of Trustees has authorized each portfolio's sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio's sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio's sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

OTHER INVESTMENT COMPANIES

In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio.

BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting Transamerica BlackRock Large Cap Value VP to invest in affiliated registered money market funds and in an affiliated private investment company,, provided however, that, among other limitations, in all cases the portfolio's aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.

BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.

Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the federal insurance coverage of the obligation, presently $100,000.

INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values; risks related to general and local economic conditions; overbuilding; increased competition for assets in local and regional markets; changes in zoning laws; difficulties in completing construction; changes in real estate value and property taxes; increases in operating expenses or interest rates; changes in neighborhood values or the appeal of properties to tenants; insufficient levels of occupancy; and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.

REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing" below.)

VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.

In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

DEBT SECURITIES AND FIXED-INCOME INVESTING

Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; structured notes; pay-in-kind and step securities.

Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns "debt" and becomes a creditor to the company or government.

Consistent with each portfolio's investment policies, a portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)

In the event that a security is rated by different agencies and receives different ratings from these agencies, the portfolio will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the portfolio purchases a security and the portfolio may choose not to sell securities that are downgraded below investment grade after their purchases. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.

Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio's share price will depend upon the extent of the portfolio's investment in such securities.

Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the portfolios.

STRUCTURED NOTES

The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices ("reference instruments"). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero; and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

HIGH-YIELD/HIGH-RISK SECURITIES

High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix B for a description of debt securities rating.)

The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investments.

Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.

TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

BRADY BONDS

Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

COLLATERALIZED DEBT OBLIGATIONS

A portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio's prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

DOLLAR ROLL TRANSACTIONS

A portfolio may enter into "dollar roll" transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the "counterparty") of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.

A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)

Dollar rolls are treated for purposes of the 1940 Act, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio's borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

EXCHANGE TRADED FUNDS ("ETFS")

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS

Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.

INDEXED SECURITIES

A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

MUNICIPAL FIXED-INCOME SECURITIES

Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States ("U.S."), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.

Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio. Neither event would require the portfolio to sell the bond, but the portfolio's investment adviser would consider such events in determining whether the portfolio should continue to hold it.

A portfolio may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs"), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the portfolios when short-term interest rates rise, and increase the interest paid to the portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each portfolio's investment objectives and general investment policies, a portfolio may invest in RIBs without limitation.

In a transaction in which a portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the portfolio prior to being deposited into the trust, the portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the portfolio's net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the portfolios where the portfolios did not previously own the underlying Municipal Bond.

The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the portfolio's investment objectives and policies.

PASSIVE FOREIGN INVESTMENT COMPANIES

A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

PREFERRED STOCKS

A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank's general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.

The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the "issuer" of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as "issuers" for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio's net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio's daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intends to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio's limitation or illiquid investments. Investments in loan participations are considered debt obligations for purposes of the portfolio's investment restrictions relating to the lending of funds or assets by the portfolio.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

EVENT-LINKED BONDS

Certain portfolios may invest up to 5% of its net assets in "event-linked bonds," which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

MANAGEMENT OF THE TRUST

                              TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust are listed below. The Board of Trustees governs each portfolio and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of the Trust by its officers. The Board also reviews the management of each portfolio's assets by the investment adviser and its respective sub-adviser. The portfolios are among the funds advised and sponsored by TAM (collectively, the "Transamerica Asset Management Group"). The Transamerica Asset Management Group consists of Transamerica Series Trust ("TST"), Transamerica Funds ("Transamerica"), Transamerica Investors, Inc. ("TII"), Transamerica Income Shares, Inc. ("TIS"), The Transamerica Partners Funds Group ("TPFG"), The Transamerica Partners Funds Group II ("TPFG II"), Transamerica Asset Allocation Variable Funds ("TAAVF") and The Transamerica Partners Portfolios ("TPP") and consists of 173 funds/portfolios as of the date of this SAI.

At a special meeting of shareholders of TST held on October 30, 2007, shareholders elected a new Board of Trustees. The members of the new Board are listed below.

The mailing address of each Trustee is c/o Secretary of the Trust, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Trustees, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in the Transamerica Asset Management Group the Trustees oversee, and other board memberships they hold are set forth in the table below.

                                               TERM OF OFFICE                                                NUMBER
                                                AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING           OF FUNDS      OTHER
   NAME AND AGE               POSITION           TIME SERVED*              PAST 5 YEARS                     OVERSEEN  DIRECTORSHIPS
---------------------      ------------------- -------------- --------------------------------------------  --------  -------------
INTERESTED TRUSTEES**
John K. Carter             Chairman,             2006 -       Chairman and Director (2008 - present),           173         N/A
(DOB: 4/24/61)             Trustee,              present      Chief Executive Officer and President (2006
                           President                          - present), Vice President, Secretary and
                           and Chief Executive                Chief Compliance Officer (2003 - 2006), TII;
                           Officer                            Chairman and Trustee (2007 - present),
                                                              President and Chief Executive Officer (2007
                                                              - present), TPP, TPFG, TPFGII, and TAAVF;
                                                              Chairman (2007 - present); Trustee (2006 -
                                                              present), President and Chief Executive
                                                              Officer (2006 - present), Senior Vice
                                                              President (1999 - 2006), Chief Compliance
                                                              Officer, General Counsel and Secretary (1999
                                                              - 2006), Transamerica Funds and TST;
                                                              Chairman (2007 - present), Director (2006 -
                                                              present), President and Chief Executive
                                                              Officer (2006 - to present), Senior Vice
                                                              President (2002 - 2006), General Counsel,
                                                              Secretary and Chief Compliance Officer (2002
                                                              - 2006), TIS; President and Chief Executive
                                                              Officer (2006 - present), Senior Vice
                                                              President (1999 - 2006), Director (2000 -
                                                              present), General Counsel and Secretary
                                                              (2000 - 2006), Chief Compliance Officer
                                                              (2004 - 2006), TAM; President and Chief
                                                              Executive Officer (2006 - present), Senior
                                                              Vice President (1999 - 2006), Director (2001
                                                              - present), General Counsel and Secretary
                                                              (2001 - 2006), Transamerica Fund Services,
                                                              Inc. ("TFS"); Vice President, AFSG
                                                              Securities Corporation (2001 - present);
                                                              Senior Vice President, General Counsel and
                                                              Secretary, Transamerica Index Funds, Inc.
                                                              ("TIF") (2002 - 2004); Vice President,
                                                              Transamerica Investment Services, Inc.
                                                              ("TISI") (2003 - 2005) and TIM (2001 -
                                                              2005).

                                   TERM OF OFFICE                                                 NUMBER
                                    AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING            OF FUNDS        OTHER
   NAME AND AGE        POSITION      TIME SERVED*              PAST 5 YEARS                      OVERSEEN    DIRECTORSHIPS
------------------   ------------  ---------------   ------------------------------------------  ---------   --------------
INDEPENDENT
TRUSTEES****

Sandra N. Bane       Trustee       2008 - present    Retired, KPMG (1999 - present); Trustee,       173      Big 5 Sporting
(DOB: 6/13/52)                                       TST, Transamerica Funds, TPP, TPFG, TPFGII,             Goods (2002 -
                                                     and TAAVF (February 2008 - present);                    present); AGL
                                                     Director, TIS (February 2008 - present);                Resources,
                                                     Director, TII (2003 - present).                         Inc. (energy
                                                                                                             services
                                                                                                             holding
                                                                                                             company) (2008
                                                                                                             - present)

Leo J. Hill          Trustee       2002  -           Principal, Advisor Network Solutions, LLC      173      N/A
(DOB: 3/27/56)                     present           (business consulting) (2006 - present);
                                                     Trustee, TPP, TPFG, TPFGII, and TAAVF (2007
                                                     - present); Director, TIS (2002 - present);
                                                     Trustee, Transamerica Funds (2002 -
                                                     present); Director, TII (February 2008 -
                                                     present); Trustee, TST (2001 - present);
                                                     Owner and President, Prestige Automotive
                                                     Group (2001 - 2005); President, L. J. Hill &
                                                     Company (1999 - present); Market President,
                                                     Nations Bank of Sun Coast Florida (1998 -
                                                     1999); President and Chief Executive
                                                     Officer, Barnett Banks of Treasure Coast
                                                     Florida (1994 - 1998); Executive Vice
                                                     President and Senior Credit Officer, Barnett
                                                     Banks of Jacksonville, Florida (1991 -
                                                     1994); Senior Vice President and Senior Loan
                                                     Administration Officer, Wachovia Bank of
                                                     Georgia (1976 - 1991).

Neal M. Jewell       Trustee       2007  -           Retired (2004 - present); Trustee,             173      N/A
(DOB: 2/12/35)                     Present, Lead     Transamerica Funds and TST (2007 - present);
                                   Independent       Director, TIS (2007 - present); Director,
                                   Trustee           TII (February 2008 - present); Trustee, TPP,
                                                     TPFG, TPFGII, and TAAVF (1993 - present);
                                                     Independent Trustee, EAI Select Managers
                                                     Equity Fund (a mutual fund) (1996 - 2004).


Russell A. Kimball,  Trustee       2002  -           General Manager, Sheraton Sand Key Resort      173      N/A
Jr.                                present           TPFGII, (1975 - present); Trustee, TPP,
(DOB: 8/17/44)                                       TPFG,  and TAAVF (2007 - present);
                                                     Transamerica Funds (2002 - present);
                                                     Director, TIS (2002 - present); Director, .
                                                     TII (February 2008 - present); Trustee,
                                                     TST (1986 - present)

Norm R. Nielsen      Trustee       2006  -           Retired (2005 - present); Trustee, TPP,        173      Buena Vista
(DOB: 5/11/39)                     present           TPFG, TPFGII, and TAAVF (2007 - present);               University
                                                     Director, TIS (2006 - present); Director,               Board of
                                                     TII (February 2008 - present); Trustee,                 Trustees (2004
                                                     Transamerica Funds and TST (2006 - present);            - present)
                                                     Director, Iowa City Area Development (1996 -
                                                     2004); Director, Iowa Health Systems (1994 -
                                                     2003); Director, U.S. Bank (1987 - 1988);
                                                     President, Kirkwood Community College (1979
                                                     - 2005).

Joyce Galpern        Trustee       2007  -           Retired (2004 - present); Trustee,             173      Board of
Norden                             present           Transamerica Funds and TST (2007 - present);            Governors,
(DOB: 6/1/39)                                        Director, TIS (2007 - present); Director,               Reconstructionist
                                                     TII (February 2008 - present); Trustee, TPP             Rabbinical
                                                     (2002 - present); Trustee, TPFG, TPFGII, and            College (2007-
                                                     TAAVF (1993 - present); Vice President,                 present)
                                                     Institutional Advancement, Reconstructionist
                                                     Rabbinical College (1996 - 2004).

                                   TERM OF OFFICE                                                 NUMBER
                                    AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING            OF FUNDS        OTHER
   NAME AND AGE        POSITION      TIME SERVED*              PAST 5 YEARS                      OVERSEEN    DIRECTORSHIPS
------------------   ------------  ---------------   ------------------------------------------  ---------   --------------
Patricia L. Sawyer   Trustee       2007  -           President and Executive Search Consultant,     173           N/A
(DOB: 7/1/50)                      present           Smith & Sawyer LLC (consulting) (1989 -
                                                     present); Trustee, Transamerica Funds and
                                                     TST (2007 - present); Director, TIS (2007
                                                     - present); Director, TII (February 2008 -
                                                     present); Trustee, TPP, TPFG, TPFGII, and
                                                     TAAVF (1993 - present).

John W. Waechter     Trustee       2005  -           Attorney, Englander & Fischer, P.A. (2008 -    173           N/A
(DOB: 2/25/52)                     present           present); Retired (2004 - 2008); Trustee,
                                                     TPP, TPFG, TPFGII, and TAAVF (2007 -
                                                     present); Director, TIS (2004 - present);
                                                     Director, TII (February 2008 - present);
                                                     Trustee, Transamerica Funds (2005 - present)
                                                     and TST (2004 - present); Executive Vice
                                                     President, Chief Financial Officer and Chief
                                                     Compliance Officer, William R. Hough & Co.
                                                     (securities dealer) (1979 - 2004);
                                                     Treasurer, The Hough Group of Funds (1993 -
                                                     2004).


OFFICERS

The mailing address of each officer is c/o Secretary of the Trust, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.


                                               TERM OF OFFICE
                                                AND LENGTH OF
                                                    TIME                           PRINCIPAL OCCUPATION(S) OR
     NAME AND AGE             POSITION            SERVED***                      EMPLOYMENT DURING PAST 5 YEARS
----------------------   -------------------   --------------  ---------------------------------------------------------------------
John K. Carter           Chairman,             Since 1999      See the table above.
(DOB: 4/24/61)           Trustee, Chief
                         Executive Officer
                         and President

Dennis P. Gallagher      Vice President,       Since 2006      Vice President, General Counsel & Secretary, TII, Transamerica
(DOB: 12/19/70)          General Counsel                       Funds, TST and TIS (2006 - present);, Vice President, General Counsel
                         and Secretary                         and Secretary, TPP, TPFG, TPFGII, and TAAVF (2007 - present);
                                                               Director, Senior Vice President, General Counsel and Secretary, TAM
                                                               and TFS (2006- present); Assistant Vice President, TCI (2007 -
                                                               present); Director, Deutsche Asset Management (1998 - 2006).

Elizabeth L. Belanger    Deputy General        Since 2007      Deputy General Counsel, Assistant Secretary and Conflicts of
(DOB: 1/7/72)            Counsel, Assistant                    Interest Officer, TII (2007 - present); Deputy General
                         Secretary and                         Counsel, Assist Secretary and Conflicts of Interest Officer,
                         Conflicts of Interest                 Transamerica Funds, TST and TIS (2007 - present); Deputy
                         Officer                               General Counsel and Conflicts Interest Officer (2007 -
                                                               present), Assistant Secretary (2005 - present), TPP, TPFG,
                                                               TPFGII, and TAAVF; Vice President and Senior Co Diversified
                                                               Investment Adviser, Inc. ("Diversified") (2005 - present);
                                                               Director, Transamerica Financial Life Insurance Company ("TF
                                                               (2006 - present); Director of Compliance, Domini Social
                                                               Investments LLC (2003 - 2005); Associate, Bingham McCutchen
                                                               LLP (1997 - 2023).

Joseph Carusone          Vice President,       Since 2007      Vice President, Treasurer and Principal Financial Officer, TII
(DOB: 9/8/65)            Treasurer and                         (2007 - present); Vice President, Treasurer and Principal
                         Principal Financial                   Financial Officer Transamerica Funds, TST and TIS (2007 - present);
                         Officer                               Vice President (2007 - present), Treasurer and Principal
                                                               Financial Officer (2001 - present), TPP, TPFG, TPFGII, and
                                                               TAAVF; Senior Vice President, TAM and TFS (2007 - present);
                                                               Vice President, Diversified (1999 - pre President, Diversified
                                                               Investors Securities Corp. ("DISC") (2007 - present);
                                                               Director, TFLIC (2004 - present); Treasurer, Diversified
                                                               Actuarial Services, Inc. (2002 - present).


Christopher A. Staples   Vice President        Since 2004      Vice President and Chief Investment Officer, TII (2007 -
(DOB: 8/14/70)           and Chief                             present); Vice President, Investment Administration (2004 -
                         Investment Officer                    2007), TII; Vi President (2007 - present), Chief Investment
                                                               Officer (2007 - present), Senior Vice President (2007 - 2007),
                                                               Senior Vice President Investment Management (2006 - 2007),
                                                               Vice President - Investment Management (2004 - 2006),
                                                               Transamerica Funds, TST and TIS; Vice Pr and Chief Investment
                                                               Officer, TPP, TPFG, TPFGII, and TAAVF (2007 - present); Vice
                                                               President, Investment Administration, TII (2004 - present);
                                                               Director (2005 - present), Senior Vice President - Investment
                                                               Management and Chief Investment Officer (July 2006 - presen
                                                               President - Investment Management (2005 - 2006), TAM;
                                                               Director, TFS (2005 - present); Assistant Vice President,
                                                               Raymond James & Ass (1999 - 2004).

Rick B. Resnik           Vice President and    Since 2008      Vice President and Chief Compliance Officer (January 2008 -
(DOB: 1/24/67)           Chief Compliance                      present), Transamerica Funds, TST and TIS; Vice President and
                         Officer                               Chief Comp Officer, TPP, TPFG, TPFGII, and TAAVF (1988 -
                                                               present); Vice President and Chief Compliance Officer, TII
                                                               (February 2008 - present); Vice President and Chief Compliance
                                                               Officer, TAM (February 2008 - present); Senior Vice President,
                                                               TFS (February 2008 - present); Vi President and Chief
                                                               Compliance Officer, Diversified (1994 - present); Director,
                                                               Vice President and Chief Compliance Officer, Diversified Investors
                                                               Securities Corp. (1999 - present).


                                               TERM OF OFFICE
                                                AND LENGTH OF
                                                   TIME                          PRINCIPAL OCCUPATION(S) OR
     NAME AND AGE             POSITION            SERVED***                    EMPLOYMENT DURING PAST 5 YEARS
----------------------   -------------------   -------------   -----------------------------------------------------------------
Michael A. Masson        Assistant Treasurer   Since 2005      Assistant Treasurer, TII (2007 - present), Assistant Vice
(DOB: 1/21/71)                                                 President (2005 - 2007), TII; Assistant Treasurer (July 2007 -
                                                               to present), Assistant Vice President (2005 - 2007), Transamerica
                                                               Funds, TST and TIS; Assistant Treasurer, TPP, TPFG, TPFGII,
                                                               and TAAVF (2007 - Director of Financial Reporting, TFS and TAM
                                                               (2005 - present); Assistant Vice President, JPMorgan Chase &
                                                               Co. (1999 - 2005).

Suzanne Valerio-         Assistant Treasurer   Since 2007      Assistant Treasurer, TII (2007 - present); Assistant
Montemurro                                                     Treasurer, Transamerica Funds, TST and TIS (2007 - present);
(DOB: 8/13/64)                                                 Assistant Treasure TPFG, TPFGII, and TAAVF (2007 - to
                                                               present); Vice President, Diversified (1998 - present).

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

--------------

* Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Trustee is terminated in accordance with the Trust's by-laws and Declaration of Trust.

**    May be deemed an "interested person" (as that term is defined in the 1940
      Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***   Elected and serves at the pleasure of the Board of Trustees of the Trust.

**** Independent trustee ("Independent Trustee") means a trustee who is not an "interested person" (as defined under the 1940 Act) of the Trust.

COMMITTEES OF THE BOARD

The Board of Trustees has the following standing committees that each performs specialized functions: an Audit Committee and a Nominating Committee*. '

                                                                                                                 NUMBER OF
                                                                                                                  MEETINGS
                                                                                                                HELD DURING
                                                                                                                LAST FISCAL
COMMITTEE                              FUNCTIONS                                      MEMBERS                  YEAR 12/31/2007
------------  -----------------------------------------------------------  ------------------------------     ----------------
AUDIT         The Audit Committee (1) oversees the accounting and          John W. Waechter,                          4
              reporting policies and practices of the Trust; (2)           Chairperson; Leo J. Hill;
              oversees the quality and integrity of the financial          Neal M. Jewell, Russell A.
              statements of the Trust; (3) approves, prior to              Kimball, Jr., Eugene M.
              appointment, the engagement of the Trust's independent       Mannella, Norm R. Nielsen,
              auditors; and (4) reviews and evaluates the independent      Joyce Galpern Norden,
              auditors' qualifications, independence and performance.      Patricia L. Sawyer, Sandra
              The independent auditors for the Trust report directly       N. Bane
              to the Audit Committee.

NOMINATING    The primary purposes and responsibilities of the             Patricia L. Sawyer,                        1
              Committee are to (i) identify individuals qualified to       Chairperson, Leo J. Hill,
              become members of the Board in the event that a position     John W. Waechter; Russell
              is vacated or created, (ii) consider all candidates          A. Kimball, Jr.; Neal M.
              proposed to become members of the Board, subject to the      Jewell, Eugene M.
              procedures and policies set forth in this Charter or         Mannella, Norm R. Nielsen,
              resolutions of the Board, (iii) select and nominate, or      Joyce Galpern Norden,
              recommend for nomination by the Board, candidates for        Sandra N. Bane
              election as Trustees and (iv) set any necessary
              standards or qualifications for service on the Board.

                                       36

----------------

* The Nominating Committee was named the Governance/Nominating Committee prior to November 7, 2007. The Compensation Committee, Valuation Oversight Committee, Proxy Voting/Marketing Committee and the Contract Review Committee were dissolved on November 7, 2007.

TRUSTEE OWNERSHIP OF EQUITY SECURITIES

The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2007. Messrs. Jewell and Mannella and Ms. Norden and Ms. Sawyer became Trustees on November 1, 2007. Ms. Bane became a Trustee on March 1, 2008.


                                DOLLAR RANGE OF EQUITY                                              DOLLAR RANGE OF EQUITY
                              SECURITIES IN TRANSAMERICA       DOLLAR RANGE OF EQUITY          SECURITIES IN TRANSAMERICA ASSET
                               AMERICAN CENTURY LARGE      SECURITIES IN TRANSAMERICA ASSET               ALLOCATION -
      NAME OF TRUSTEE             COMPANY VALUE VP           ALLOCATION - CONSERVATIVE VP                  GROWTH VP
--------------------------    --------------------------   --------------------------------    --------------------------------
John K. Carter*                         N/A                          N/A                                   N/A
Sandra N. Bane                         $  0                         $  0                                  $  0
Leo J. Hill                            $  0                         $  0                                  $  0
Neal M. Jewell                         $  0                         $  0                                  $  0
Russell A. Kimball, Jr.                $  0                         $  0                                  $  0
Eugene M. Mannella                     $  0                         $  0                                  $  0
Norm R. Nielsen                        $  0                         $  0                                  $  0
Joyce Galpern Norden                   $  0                         $  0                                  $  0
Patricia L. Sawyer                     $  0                         $  0                                  $  0
John W. Waechter                       $  0                         $  0                                  $  0

                                                                      DOLLAR RANGE OF EQUITY
                                 DOLLAR RANGE OF EQUITY           SECURITIES IN TRANSAMERICA ASSET     DOLLAR RANGE OF EQUITY
                               SECURITIES IN TRANSAMERICA           ALLOCATION - MODERATE GROWTH     SECURITIES IN TRANSAMERICA
     NAME OF TRUSTEE          ASSET ALLOCATION - MODERATE VP                     VP                          BALANCED VP
--------------------------    ------------------------------      --------------------------------   --------------------------
John K. Carter*                            N/A                                   N/A                             N/A
Sandra N. Bane                            $  0                                  $  0                            $  0
Leo J. Hill                               $  0                                  $  0                            $  0
Neal M. Jewell                            $  0                                  $  0                            $  0
Russell A. Kimball, Jr.                   $  0                                  $  0                            $  0
Eugene M. Mannella                        $  0                                  $  0                            $  0
Norm R. Nielsen                           $  0                                  $  0                            $  0
Joyce Galpern Norden                      $  0                                  $  0                            $  0
Patricia L. Sawyer                        $  0                                  $  0                            $  0
John W. Waechter                          $  0                                  $  0                            $  0

                                      DOLLAR RANGE OF EQUITY                                       DOLLAR RANGE OF EQUITY
                                     SECURITIES IN TRANSAMERICA     DOLLAR RANGE OF EQUITY        SECURITIES IN TRANSAMERICA
                                      BLACKROCK LARGE CAP VALUE     SECURITIES TRANSAMERICA      CAPITAL GUARDIAN U.S. EQUITY
      NAME OF TRUSTEE                          VP                  Capital Guardian Global VP               VP
--------------------------           --------------------------    --------------------------    ----------------------------
John K. Carter*                                 N/A                           N/A                           N/A
Sandra N. Bane                                 $  0                          $  0                           $ 0
Leo J. Hill                                    $  0                          $  0                           $ 0
Neal M. Jewell                                 $  0                          $  0                           $ 0
Russell A. Kimball, Jr.                        $  0                          $  0                           $ 0
Eugene M. Mannella                             $  0                          $  0                           $ 0
Norm R. Nielsen                                $  0                          $  0                           $ 0
Joyce Galpern Norden                           $  0                          $  0                           $ 0
Patricia L. Sawyer                             $  0                          $  0                           $ 0
John W. Waechter                               $  0                          $  0                           $ 0

                                                                                    DOLLAR RANGE OF EQUITY
                            DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY     SECURITIES IN TRANSAMERICA
                          SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA   CLARION GLOBAL REAL ESTATE
   NAME OF TRUSTEE        CAPITAL GUARDIAN VALUE VP    CONVERTIBLE SECURITIES VP           SECURITIES VP
----------------------   ---------------------------   --------------------------   ---------------------------

John K. Carter*                      N/A                          N/A                         N/A
Sandra N. Bane                       $ 0                          $ 0                         $ 0
Leo J. Hill                          $ 0                          $ 0                         $ 0
Neal M. Jewell                       $ 0                          $ 0                         $ 0
Russell A. Kimball, Jr.              $ 0                          $ 0                         $ 0
Eugene M. Mannella                   $ 0                          $ 0                         $ 0
Norm R. Nielsen                      $ 0                          $ 0                         $ 0
Joyce Galpern Norden                 $ 0                          $ 0                         $ 0
Patricia L. Sawyer                   $ 0                          $ 0                         $ 0
John W. Waechter                     $ 0                          $ 0                         $ 0

                                                                                      DOLLAR RANGE OF EQUITY
                           DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY      SECURITIES IN TRANSAMERICA
                         SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA   FEDERATED MARKET OPPORTUNITY
   NAME OF TRUSTEE              EQUITY VP                  EQUITY II VP                        VP
----------------------   --------------------------   --------------------------   ----------------------------
John K. Carter*                     N/A                         N/A                           N/A
Sandra N. Bane                      $ 0                         $ 0                           $ 0
Leo J. Hill                         $ 0                         $ 0                           $ 0
Neal M. Jewell                      $ 0                         $ 0                           $ 0
Russell A. Kimball, Jr.             $ 0                         $ 0                           $ 0
Eugene M. Mannella                  $ 0                         $ 0                           $ 0
Norm R. Nielsen                     $ 0                         $ 0                           $ 0
Joyce Galpern Norden                $ 0                         $ 0                           $ 0
Patricia L. Sawyer                  $ 0                         $ 0                           $ 0
John W. Waechter                    $ 0                         $ 0                           $ 0

                                                         DOLLAR RANGE OF EQUITY
                           DOLLAR RANGE OF EQUITY      SECURITIES IN TRANSAMERICA       DOLLAR RANGE OF EQUITY
                         SECURITIES IN TRANSAMERICA   INTERNATIONAL MODERATE GROWTH   SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE         GROWTH OPPORTUNITIES VP                 VP                    JENNISON GROWTH VP
----------------------   --------------------------   --------------------------      ---------------------------
John K. Carter*                       N/A                           N/A                            N/A
Sandra N. Bane                       $ 0                           $ 0                            $ 0
Leo J. Hill                          $ 0                           $ 0                            $ 0
Neal M. Jewell                       $ 0                           $ 0                            $ 0
Russell A. Kimball, Jr.              $ 0                           $ 0                            $ 0
Eugene M. Mannella                   $ 0                           $ 0                            $ 0
Norm R. Nielsen                      $ 0                           $ 0                            $ 0
Joyce Galpern Norden                 $ 0                           $ 0                            $ 0
Patricia L. Sawyer                   $ 0                           $ 0                            $ 0
John W. Waechter                     $ 0                           $ 0                            $ 0


                           DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY
                         SECURITIES IN TRANSAMERICA    SECURITIES TRANSAMERICA     SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE          JPMORGAN CORE BOND VP     JPMORGAN ENHANCED INDEX VP   JPMORGAN MID CAP VALUE VP
----------------------   --------------------------   --------------------------   ---------------------------
John K. Carter*                      N/A                          N/A                         N/A
Sandra N. Bane                       $ 0                          $ 0                         $ 0
Leo J. Hill                          $ 0                          $ 0                         $ 0
Neal M. Jewell                       $ 0                          $ 0                         $ 0
Russell A. Kimball, Jr.              $ 0                          $ 0                         $ 0
Eugene M. Mannella                   $ 0                          $ 0                         $ 0
Norm R. Nielsen                      $ 0                          $ 0                         $ 0
Joyce Galpern Norden                 $ 0                          $ 0                         $ 0
Patricia L. Sawyer                   $ 0                          $ 0                         $ 0
John W. Waechter                     $ 0                          $ 0                         $ 0



                            DOLLAR RANGE OF EQUITY
                          SECURITIES IN TRANSAMERICA     DOLLAR RANGE OF EQUITY           DOLLAR RANGE OF EQUITY
                         LEGG MASON PARTNERS ALL CAP   SECURITIES IN TRANSAMERICA     SECURITIES IN TRANSAMERICA MFS
   NAME OF TRUSTEE                    VP                    MARSICO GROWTH VP                HIGH YIELD VP
----------------------   ---------------------------   --------------------------     ------------------------------
John K. Carter*                       N/A                          N/A                              N/A
Sandra N. Bane                        $ 0                          $ 0                              $ 0
Leo J. Hill                           $ 0                          $ 0                              $ 0
Neal M. Jewell                        $ 0                          $ 0                              $ 0
Russell A. Kimball, Jr.               $ 0                          $ 0                              $ 0
Eugene M. Mannella                    $ 0                          $ 0                              $ 0
Norm R. Nielsen                       $ 0                          $ 0                              $ 0
Joyce Galpern Norden                  $ 0                          $ 0                              $ 0
Patricia L. Sawyer                    $ 0                          $ 0                              $ 0
John W. Waechter                      $ 0                          $ 0                              $ 0


                           DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY
                         SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE      MFS INTERNATIONAL EQUITY VP         MONEY MARKET VP               MUNDER NET50 VP
----------------------   ---------------------------   --------------------------   --------------------------
John K. Carter*                      N/A                          N/A                           N/A
Sandra N. Bane                       $ 0                          $ 0                           $ 0
Leo J. Hill                          $ 0                          $ 0                           $ 0
Neal M. Jewell                       $ 0                          $ 0                           $ 0
Russell A. Kimball, Jr.              $ 0                          $ 0                           $ 0
Eugene M. Mannella                   $ 0                          $ 0                           $ 0
Norm R. Nielsen                      $ 0                          $ 0                           $ 0
Joyce Galpern Norden                 $ 0                          $ 0                           $ 0
Patricia L. Sawyer                   $ 0                          $ 0                           $ 0
John W. Waechter                     $ 0                          $ 0                           $ 0


                           DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY
                         SECURITIES IN TRANSAMERICA   SECURITIES TRANSAMERICA   SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE         PIMCO TOTAL RETURN VP      SCIENCE & TECHNOLOGY VP     SMALL/MID CAP VALUE VP
----------------------   --------------------------   -----------------------   --------------------------
John K. Carter*                     N/A                         N/A
Sandra N. Bane                      $ 0                         $ 0                         $ 0
Leo J. Hill                         $ 0                         $ 0                         $ 0
Neal M. Jewell                      $ 0                         $ 0                         $ 0
Russell A. Kimball, Jr.             $ 0                         $ 0                         $ 0
Eugene M. Mannella                  $ 0                         $ 0                         $ 0
Norm R. Nielsen                     $ 0                         $ 0                         $ 0
Joyce Galpern Norden                $ 0                         $ 0                         $ 0
Patricia L. Sawyer                  $ 0                         $ 0                         $ 0
John W. Waechter                    $ 0                         $ 0                         $ 0

                           DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY       DOLLAR RANGE OF EQUITY
                         SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA   SECURITIES IN TRANSAMERICA
                         T. ROWE PRICE EQUITY INCOME   T. ROWE PRICE GROWTH STOCK     T. ROWE PRICE SMALL CAP
   NAME OF TRUSTEE                    VP                           VP                           VP
----------------------   ---------------------------   --------------------------   --------------------------
John K. Carter*                      N/A                         N/A                           N/A
Sandra N. Bane                       $ 0                         $ 0                           $ 0
Leo J. Hill                          $ 0                         $ 0                           $ 0
Neal M. Jewell                       $ 0                         $ 0                           $ 0
Russell A. Kimball, Jr.              $ 0                         $ 0                           $ 0
Eugene M. Mannella                   $ 0                         $ 0                           $ 0
Norm R. Nielsen                      $ 0                         $ 0                           $ 0
Joyce Galpern Norden                 $ 0                         $ 0                           $ 0
Patricia L. Sawyer                   $ 0                         $ 0                           $ 0
John W. Waechter                     $ 0                         $ 0                           $ 0

                           DOLLAR RANGE OF EQUITY      DOLLAR RANGE OF EQUITY     DOLLAR RANGE OF EQUITY
                         SECURITIES IN TRANSAMERICA   SECURITIES TRANSAMERICA   SECURITIES IN TRANSAMERICA
   NAME OF TRUSTEE           TEMPLETON GLOBAL VP          THIRD AVENUE VP       U.S. GOVERNMENT SECURITIES VP
----------------------   --------------------------   -----------------------   ------------------------------
John K. Carter*                      N/A                         N/A                          N/A
Sandra N. Bane                       $ 0                         $ 0                          $ 0
Leo J. Hill                          $ 0                         $ 0                          $ 0
Neal M. Jewell                       $ 0                         $ 0                          $ 0
Russell A. Kimball, Jr.              $ 0                         $ 0                          $ 0
Eugene M. Mannella                   $ 0                         $ 0                          $ 0
Norm R. Nielsen                      $ 0                         $ 0                          $ 0
Joyce Galpern Norden                 $ 0                         $ 0                          $ 0
Patricia L. Sawyer                   $ 0                         $ 0                          $ 0
John W. Waechter                     $ 0                         $ 0                          $ 0



                                                        DOLLAR RANGE OF EQUITY        DOLLAR RANGE OF EQUITY
                           DOLLAR RANGE OF EQUITY     SECURITIES IN TRANSAMERICA    SECURITIES IN TRANSAMERICA
                         SECURITIES IN TRANSAMERICA        VAN KAMPEN ACTIVE        VAN KAMPEN LARGE CAP CORE
   NAME OF TRUSTEE           VALUE BALANCED VP        INTERNATIONAL ALLOCATION VP               VP
----------------------   --------------------------   ---------------------------   --------------------------
John K. Carter*                      N/A                          N/A                           N/A
Sandra N. Bane                       $ 0                          $ 0                           $ 0
Leo J. Hill                          $ 0                          $ 0                           $ 0
Neal M. Jewell                       $ 0                          $ 0                           $ 0
Russell A. Kimball, Jr.              $ 0                          $ 0                           $ 0
Eugene M. Mannella                   $ 0                          $ 0                           $ 0
Norm R. Nielsen                      $ 0                          $ 0                           $ 0
Joyce Galpern Norden                 $ 0                          $ 0                           $ 0
Patricia L. Sawyer                   $ 0                          $ 0                           $ 0
John W. Waechter                     $ 0                          $ 0                           $ 0


                              DOLLAR RANGE OF EQUITY
                         AGGREGATE DOLLAR RANGE OF EQUITY
                            VAN KAMPEN MID-CAP GROWTH       SECURITIES IN TRANSAMERICA
    NAME OF TRUSTEE                     VP                     ASSET MANAGEMENT GROUP
----------------------   --------------------------------   ---------------------------
John K. Carter*                        N/A                              None
Sandra N. Bane                         $ 0                              None
Leo J. Hill                            $ 0                          Over$100,000
Neal M. Jewell                         $ 0                          Over$100,000
Russell A. Kimball, Jr.                $ 0                          Over$100,000
Eugene M. Mannella                     $ 0                       $ 50,001-$100,000
Norm R. Nielsen                        $ 0                          Over$100,000
Joyce Galpern Norden                   $ 0                       $ 50,001-$100,000
Patricia L. Sawyer                     $ 0                          Over$100,000
John W. Waechter                       $ 0                          Over$100,000

-----------

* "Interested person" under the 1940 Act by virtue of his position with TAM and its affiliates.

      Transamerica Index 50 VP and Transamerica 75 VP did not commence operations until May 1, 2008.

As of December 31, 2007, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.

Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of TST based on the relative assets of the series. The Lead Independent Chairperson of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Series Trust based on the relative assets of the series for the Lead Independent Chairperson and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.

Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated April 3, 2008 (the "Deferred Compensation Plan") available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of the Transamerica Funds (without imposition of sales charge), investment options under the Diversified Investors Funds Group II, or funds of Transamerica Investors, Inc. ("Premier") as elected by the Trustee.

Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.

COMPENSATION TABLE

The following table provides compensation amounts paid to Trustees of the portfolios for the fiscal year ended December 31, 2007. Sandra N. Bane did not receive compensation from the Trust for the fiscal year ended December 31, 2007 as she was not elected to the Board of Trustees until March 1, 2008.

                          AGGREGATE COMPENSATION FROM
                             TRANSAMERICA AMERICAN         AGGREGATE COMPENSATION       AGGREGATE COMPENSATION FROM
                             CENTURY LARGE COMPANY         FROM TRANSAMERICA ASSET     TRANSAMERICA ASSET ALLOCATION
    NAME OF TRUSTEE                 VALUE VP            ALLOCATION - CONSERVATIVE VP            - GROWTH VP
-----------------------   ---------------------------   ----------------------------   ------------------------------
John K. Carter*                          N/A                         N/A                               N/A
Leo J. Hill                          $ 1,312                     $ 2,910                           $ 5,369
Neal M. Jewell                       $ 1,312                     $ 2,910                           $ 5,369
Russell A. Kimball, Jr.              $   265                     $   587                           $ 1,083
Eugene M. Mannella                   $ 1,312                     $ 2,910                           $ 5,369
Norm R. Nielsen                      $   224                     $   497                           $   917
Joyce Galpern Norden                 $ 1,312                     $ 2,910                           $ 5,369
Patricia L. Sawyer                   $   224                     $   497                           $   917
John W. Waechter                     $   224                     $   497                           $   917

                           AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                          TRANSAMERICA ASSET ALLOCATION   TRANSAMERICA ASSET ALLOCATION   AGGREGATE COMPENSATION FROM
    NAME OF TRUSTEE               - MODERATE VP                - MODERATE GROWTH VP        TRANSAMERICA BALANCED VP
-----------------------   -----------------------------   -----------------------------   ---------------------------
John K. Carter*                          N/A                         N/A                               N/A
Leo J. Hill                          $ 9,073                     $ 14,720                          $ 291
Neal M. Jewell                       $ 9,073                     $ 14,720                          $ 291
Russell A. Kimball, Jr.              $ 1,831                     $  2,971                          $  59
Eugene M. Mannella                   $ 9,073                     $ 14,720                          $ 291
Norm R. Nielsen                      $ 1,550                     $  2,515                          $  50
Joyce Galpern Norden                 $ 9,073                     $ 14,721                          $ 291
Patricia L. Sawyer                   $ 1,550                     $  2,515                          $  50
John W. Waechter                     $ 1,550                     $  2,515                          $  50

                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                            TRANSAMERICA BLACKROCK          TRANSAMERICA CAPITAL         TRANSAMERICA CAPITAL
    NAME OF TRUSTEE           LARGE CAP VALUE VP             GUARDIAN GLOBAL VP        GUARDIAN U. S. EQUITY VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                          N/A                       N/A                            N/A
Leo J. Hill                          $ 3,149                     $ 733                          $ 820
Neal M. Jewell                       $ 3,149                     $ 733                          $ 820
Russell A. Kimball, Jr.              $   635                     $ 148                          $ 166
Eugene M. Mannella                   $ 3,149                     $ 733                          $ 820
Norm R. Nielsen                      $   538                     $ 125                          $ 140
Joyce Galpern Norden                 $ 3,149                     $ 733                          $ 820
Patricia L. Sawyer                   $   538                     $ 125                          $ 140
John W. Waechter                     $   538                     $ 125                          $ 140

                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                              TRANSAMERICA CAPITAL      TRANSAMERICA CLARION GLOBAL    TRANSAMERICA CONVERTIBLE
    NAME OF TRUSTEE            GUARDIAN VALUE VP         REAL ESTATE SECURITIES VP           SECURITIES VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                          N/A                         N/A                           N/A
Leo J. Hill                          $ 3,504                     $ 2,936                       $ 1,093
Neal M. Jewell                       $ 3,504                     $ 2,936                       $ 1,093
Russell A. Kimball, Jr.              $   707                     $   593                       $   221
Eugene M. Mannella                   $ 3,504                     $ 2,936                       $ 1,093
Norm R. Nielsen                      $   599                     $   502                       $   187
Joyce Galpern Norden                 $ 3,504                     $ 2,936                       $ 1,093
Patricia L. Sawyer                   $   599                     $   502                       $   187
John W. Waechter                     $   599                     $   502                       $   187

                                                                                     AGGREGATE COMPENSATION FROM
                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   TRANSAMERICA FEDERATED
    NAME OF TRUSTEE          TRANSAMERICA EQUITY VP      TRANSAMERICA EQUITY II VP     MARKET OPPORTUNITY VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                           N/A                     N/A                             N/A
Leo J. Hill                          $ 10,052                    $ 67                         $ 1,559
Neal M. Jewell                       $ 10,052                    $ 67                         $ 1,559
Russell A. Kimball, Jr.              $  2,029                    $ 14                         $   315
Eugene M. Mannella                   $ 10,052                    $ 67                         $ 1,559
Norm R. Nielsen                      $  1,718                    $ 11                         $   266
Joyce Galpern Norden                 $ 10,052                    $ 67                         $ 1,559
Patricia L. Sawyer                   $  1,718                    $ 11                         $   266
John W. Waechter                     $  1,718                    $ 11                         $   266

                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                              TRANSAMERICA GROWTH        TRANSAMERICA INTERNATIONAL      TRANSAMERICA JENNISON
    NAME OF TRUSTEE            OPPORTUNITIES VP              MODERATE GROWTH VP                GROWTH VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                          N/A                       N/A                          N/A
Leo J. Hill                          $ 1,540                     $ 375                        $ 488
Neal M. Jewell                       $ 1,540                     $ 375                        $ 488
Russell A. Kimball, Jr.              $   311                     $  76                        $  98
Eugene M. Mannella                   $ 1,540                     $ 375                        $ 488
Norm R. Nielsen                      $   263                     $  64                        $  83
Joyce Galpern Norden                 $ 1,540                     $ 375                        $ 488
Patricia L. Sawyer                   $   263                     $  64                        $  83
John W. Waechter                     $   263                     $  64                        $  83

                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                          TRANSAMERICA JPMORGAN CORE       TRANSAMERICA JPMORGAN       TRANSAMERICA JPMORGAN MID
     NAME OF TRUSTEE                BOND VP                  ENHANCED INDEX VP               CAP VALUE VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                        N/A                           N/A                          N/A
Leo J. Hill                          $ 530                       $   642                      $ 1,183
Neal M. Jewell                       $ 530                       $   642                      $ 1,183
Russell A. Kimball, Jr.              $ 107                       $   130                      $   239
Eugene M. Mannella                   $ 530                       $   642                      $ 1,183
Norm R. Nielsen                      $  91                       $   110                      $   202
Joyce Galpern Norden                 $ 530                       $   642                      $ 1,183
Patricia L. Sawyer                   $  91                       $   110                      $   202
John W. Waechter                     $  91                       $   110                      $   202


                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                            TRANSAMERICA LEGG MASON        TRANSAMERICA MARSICO          TRANSAMERICA MFS HIGH
    NAME OF TRUSTEE           PARTNERS ALL CAP VP                GROWTH VP                     YIELD VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                          N/A                         N/A                          N/A
Leo J. Hill                          $ 1,202                     $ 1,738                      $ 1,175
Neal M. Jewell                       $ 1,202                     $ 1,738                      $ 1,175
Russell A. Kimball, Jr.              $   243                     $   351                      $   237
Eugene M. Mannella                   $ 1,202                     $ 1,738                      $ 1,175
Norm R. Nielsen                      $   205                     $   297                      $   201
Joyce Galpern Norden                 $ 1,202                     $ 1,738                      $ 1,175
Patricia L. Sawyer                   $   205                     $   297                      $   201
John W. Waechter                     $   205                     $   297                      $   201

                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                               TRANSAMERICA MFS          TRANSAMERICA MONEY MARKET     TRANSAMERICA MUNDER NET50
    NAME OF TRUSTEE         INTERNATIONAL EQUITY VP                  VP                           VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                          N/A                         N/A                        N/A
Leo J. Hill                          $ 1,238                     $ 1,811                      $ 381
Neal M. Jewell                       $ 1,238                     $ 1,811                      $ 381
Russell A. Kimball, Jr.              $   250                     $   365                      $  77
Eugene M. Mannella                   $ 1,238                     $ 1,811                      $ 381
Norm R. Nielsen                      $   212                     $   309                      $  65
Joyce Galpern Norden                 $ 1,238                     $ 1,811                      $ 381
Patricia L. Sawyer                   $   212                     $   309                      $  65
John W. Waechter                     $   212                     $   309                      $  65

                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                            TRANSAMERICA PIMCO TOTAL      TRANSAMERICA SCIENCE &      TRANSAMERICA SMALL/MID CAP
    NAME OF TRUSTEE                RETURN VP                   TECHNOLOGY VP                   VALUE VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                           N/A                      N/A                            N/A
Leo J. Hill                          $  3,857                    $ 495                        $ 1,499
Neal M. Jewell                       $  3,857                    $ 495                        $ 1,499
Russell A. Kimball, Jr.              $    778                    $ 100                        $   303
Eugene M. Mannella                   $  3,857                    $ 495                        $ 1,499
Norm R. Nielsen                      $    659                    $  85                        $   256
Joyce Galpern Norden                 $ 3,8571                    $ 495                        $ 1,499
Patricia L. Sawyer                   $    659                    $  85                        $   256
John W. Waechter                     $    659                    $  85                        $   256

                          AGGREGATE COMPENSATION FROM
                          TRANSAMERICA T. ROWE PRICE    AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                                 EQUITY INCOME           TRANSAMERICA T. ROWE PRICE          SMALL CAP VP
    NAME OF TRUSTEE                   VP                      GROWTH STOCK VP         TRANSAMERICA T. ROWE PRICE
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                          N/A                         N/A                        N/A
Leo J. Hill                          $ 2,137                     $ 1,529                      $ 859
Neal M. Jewell                       $ 2,137                     $ 1,529                      $ 859
Russell A. Kimball, Jr.              $   431                     $   309                      $ 173
Eugene M. Mannella                   $ 2,137                     $ 1,529                      $ 859
Norm R. Nielsen                      $   365                     $   261                      $ 147
Joyce Galpern Norden                 $ 2,137                     $ 1,529                      $ 859
Patricia L. Sawyer                   $   365                     $   261                      $ 147
John W. Waechter                     $   365                     $   261                      $ 147


                          AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                            TRANSAMERICA TEMPLETON       TRANSAMERICA THIRD AVENUE         TRANSAMERICA U.S.
    NAME OF TRUSTEE                GLOBAL VP                      VALUE VP             GOVERNMENT SECURITIES VP
-----------------------   ---------------------------   ---------------------------   ---------------------------
John K. Carter*                          N/A                         N/A                        N/A
Leo J. Hill                          $ 2,080                     $ 2,624                      $ 544
Neal M. Jewell                       $ 2,080                     $ 2,624                      $ 544
Russell A. Kimball, Jr.              $   420                     $   530                      $ 110
Eugene M. Mannella                   $ 2,080                     $ 2,624                      $ 544
Norm R. Nielsen                      $   355                     $   448                      $  93
Joyce Galpern Norden                 $ 2,080                     $ 2,624                      $ 544
Patricia L. Sawyer                   $   355                     $   448                      $  93
John W. Waechter                     $   355                     $   448                      $  93

                                                          AGGREGATE COMPENSATION FROM
                          AGGREGATE COMPENSATION FROM       TRANSAMERICA VAN KAMPEN       AGGREGATE COMPENSATION FROM
                          TRANSAMERICA VALUE BALANCED   ACTIVE INTERNATIONAL ALLOCATION     TRANSAMERICA VAN KAMPEN
    NAME OF TRUSTEE                    VP                              VP                      LARGE CAP CORE VP
-----------------------   ---------------------------   ------------------------------    ---------------------------
John K. Carter*                          N/A                       N/A                          N/A
Leo J. Hill                          $ 1,439                     $ 851                        $ 571
Neal M. Jewell                       $ 1,439                     $ 851                        $ 571
Russell A. Kimball, Jr.              $   290                     $ 172                        $ 115
Eugene M. Mannella                   $ 1,439                     $ 851                        $ 571
Norm R. Nielsen                      $   246                     $ 145                        $  98
Joyce Galpern Norden                 $ 1,439                     $ 851                        $ 571
Patricia L. Sawyer                   $   246                     $ 145                        $  98
John W. Waechter                     $   246                     $ 145                        $  98


                          AGGREGATE COMPENSATION FROM   PENSION OR RETIREMENT BENEFITS   TOTAL COMPENSATION PAID TO
                            TRANSAMERICA VAN KAMPEN      ACCRUED AS PART OF PORTFOLIO     TRUSTEES FROM FUND ASSET
    NAME OF TRUSTEE            MID-CAP GROWTH VP                   EXPENSES                  MANAGEMENT GROUP(1)
-----------------------   ---------------------------   ------------------------------    -------------------------
John K. Carter*                          N/A                     N/A                                   N/A
Leo J. Hill                          $ 2,080                     $ 0                             $ 176,800
Neal M. Jewell                       $ 2,080                     $ 0                             $ 166,301
Russell A. Kimball, Jr.              $   420                     $ 0                             $ 176,800
Eugene M. Mannella                   $ 2,080                     $ 0                             $ 132,634
Norm R. Nielsen                      $   355                     $ 0                             $ 176,800
Joyce Galpern Norden                 $ 2,080                     $ 0                             $ 134,634
Patricia L. Sawyer                   $   355                     $ 0                             $ 150,884
John W. Waechter                     $   355                     $ 0                             $ 187,634

----------

      Transamerica Index 50 VP and Transamerica 75 VP did not commence operations until May 1, 2008.

*     Interested Trustee

(1) Of this aggregate compensation, the total amounts deferred from the portfolios (including earnings) and accrued for the benefit of the participating Trustees for the year ended December 31, 2007 were as follows: John K. Carter N/A; Leo J. Hill $11,863; Neal M. Jewell, $0; Russell A. Kimball, Jr. $25,404; Eugene M. Mannella $0; Norm R.
      Nielsen $0; Joyce Galpern Norden $0; Patricia L. Sawyer $0; and John M. Waechter $0.

On October 30, 2007, individuals in the table below separated from the Board of Trustees of the Trust. For the fiscal year ended December 31, 2007, the Trust paid compensation to them as shown:



                        AGGREGATE COMPENSATION FROM
                           TRANSAMERICA AMERICAN         AGGREGATE COMPENSATION        AGGREGATE COMPENSATION FROM
                           CENTURY LARGE COMPANY         FROM TRANSAMERICA ASSET     TRANSAMERICA ASSET ALLOCATION -
   NAME OF TRUSTEE               VALUE VP             ALLOCATION - CONSERVATIVE VP              GROWTH VP
---------------------   ---------------------------   ----------------------------   -------------------------------
Peter R. Brown                       $ 1,595                     $ 3,539                      $ 6,529
Daniel Calabria                      $ 1,305                     $ 2,895                      $ 5,342
Janice B. Case                       $ 1,305                     $ 2,895                      $ 5,342
Charles C. Harris                    $ 1,305                     $ 2,895                      $ 5,342
William W. Short, Jr.                $ 1,305                     $ 2,895                      $ 5,342

                         AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION FROM
                        TRANSAMERICA ASSET ALLOCATION   TRANSAMERICA ASSET ALLOCATION   AGGREGATE COMPENSATION FROM
    NAME OF TRUSTEE             - MODERATE VP                - MODERATE GROWTH VP         TRANSAMERICA BALANCED VP
---------------------   -----------------------------   -----------------------------   ---------------------------
Peter R. Brown                       $ 11,033                    $ 17,900                     $ 354
Daniel Calabria                      $  9,027                    $ 14,646                     $ 290
Janice B. Case                       $  9,027                    $ 14,646                     $ 290
Charles C. Harris                    $  9,027                    $ 14,646                     $ 290
William W. Short, Jr.                $  9,027                    $ 14,646                     $ 290

                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                           TRANSAMERICA BLACKROCK         TRANSAMERICA CAPITAL          TRANSAMERICA CAPITAL
    NAME OF TRUSTEE          LARGE CAP VALUE VP            GUARDIAN GLOBAL VP         GUARDIAN U. S. EQUITY VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 3,829                     $ 891                        $ 998
Daniel Calabria                      $ 3,133                     $ 729                        $ 816
Janice B. Case                       $ 3,133                     $ 729                        $ 816
Charles C. Harris                    $ 3,133                     $ 729                        $ 816
William W. Short, Jr.                $ 3,133                     $ 729                        $ 816

                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                            TRANSAMERICA CAPITAL      TRANSAMERICA CLARION GLOBAL    TRANSAMERICA CONVERTIBLE
    NAME OF TRUSTEE          GUARDIAN VALUE VP         REAL ESTATE SECURITIES VP           SECURITIES VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 4,261                     $ 3,571                      $ 1,329
Daniel Calabria                      $ 3,487                     $ 2,921                      $ 1,087
Janice B. Case                       $ 3,487                     $ 2,921                      $ 1,087
Charles C. Harris                    $ 3,487                     $ 2,921                      $ 1,087
William W. Short, Jr.                $ 3,487                     $ 2,921                      $ 1,087

                                                                                    AGGREGATE COMPENSATION FROM
                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM    TRANSAMERICA FEDERATED
    NAME OF TRUSTEE        TRANSAMERICA EQUITY VP      TRANSAMERICA EQUITY II VP      MARKET OPPORTUNITY VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 12,224                    $ 81                         $ 1,896
Daniel Calabria                      $ 10,002                    $ 67                         $ 1,152
Janice B. Case                       $ 10,002                    $ 67                         $ 1,152
Charles C. Harris                    $ 10,002                    $ 67                         $ 1,152
William W. Short, Jr.                $ 10,002                    $ 67                         $ 1,152

                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                            TRANSAMERICA GROWTH        TRANSAMERICA INTERNATIONAL      TRANSAMERICA JENNISON
    NAME OF TRUSTEE           OPPORTUNITIES VP             MODERATE GROWTH VP                GROWTH VP
---------------------   ---------------------------   ---------------------------   ---------------------------
Peter R. Brown                       $ 1,873                     $ 457                        $   593
Daniel Calabria                      $ 1,533                     $ 374                        $   485
Janice B. Case                       $ 1,533                     $ 374                        $   485
Charles C. Harris                    $ 1,533                     $ 374                        $   485
William W. Short, Jr.                $ 1,533                     $ 374                        $   485

                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                         TRANSAMERICA JPMORGAN CORE      TRANSAMERICA JPMORGAN       TRANSAMERICA JPMORGAN MID
    NAME OF TRUSTEE                  BOND VP                  ENHANCED INDEX VP               CAP VALUE VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 645                       $ 781                        $ 1,439
Daniel Calabria                      $ 527                       $ 639                        $ 1,177
Janice B. Case                       $ 527                       $ 639                        $ 1,177
Charles C. Harris                    $ 527                       $ 639                        $ 1,177
William W. Short, Jr.                $ 527                       $ 639                        $ 1,177

                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                          TRANSAMERICA LEGG MASON        TRANSAMERICA MARSICO          TRANSAMERICA MFS HIGH
    NAME OF TRUSTEE         PARTNERS ALL CAP VP                GROWTH VP                     YIELD VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 1,462                     $ 2,113                      $ 1,429
Daniel Calabria                      $ 1,196                     $ 1,729                      $ 1,169
Janice B. Case                       $ 1,196                     $ 1,729                      $ 1,169
Charles C. Harris                    $ 1,196                     $ 1,729                      $ 1,169
William W. Short, Jr.                $ 1,196                     $ 1,729                      $ 1,169


                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                             TRANSAMERICA MFS          TRANSAMERICA MONEY MARKET     TRANSAMERICA MUNDER NET50
    NAME OF TRUSTEE       INTERNATIONAL EQUITY VP                  VP                            VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 1,506                     $ 2,202                      $ 463
Daniel Calabria                      $ 1,232                     $ 1,802                      $ 379
Janice B. Case                       $ 1,232                     $ 1,802                      $ 379
Charles C. Harris                    $ 1,232                     $ 1,802                      $ 379
William W. Short, Jr.                $ 1,232                     $ 1,802                      $ 379

                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                         TRANSAMERICA PIMCO TOTAL        TRANSAMERICA SCIENCE &     TRANSAMERICA SMALL/MID CAP
    NAME OF TRUSTEE              RETURN VP                   TECHNOLOGY VP                   VALUE VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 4,690                     $ 602                        $ 1,823
Daniel Calabria                      $ 3,838                     $ 492                        $ 1,491
Janice B. Case                       $ 3,838                     $ 492                        $ 1,491
Charles C. Harris                    $ 3,838                     $ 492                        $ 1,491
William W. Short, Jr.                $ 3,838                     $ 492                        $ 1,491

                        AGGREGATE COMPENSATION FROM
                         TRANSAMERICA T. ROWE PRICE   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                               EQUITY INCOME           TRANSAMERICA T. ROWE PRICE   TRANSAMERICA T. ROWE PRICE
     NAME OF TRUSTEE                 VP                     GROWTH STOCK VP                SMALL CAP VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 2,598                     $ 1,859                      $ 1,045
Daniel Calabria                      $ 2,126                     $ 1,521                      $   855
Janice B. Case                       $ 2,126                     $ 1,521                      $   855
Charles C. Harris                    $ 2,126                     $ 1,521                      $   855
William W. Short, Jr.                $ 2,126                     $ 1,521                      $   855

                        AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM   AGGREGATE COMPENSATION FROM
                          TRANSAMERICA TEMPLETON       TRANSAMERICA THIRD AVENUE         TRANSAMERICA U.S.
    NAME OF TRUSTEE              GLOBAL VP                      VALUE VP              GOVERNMENT SECURITIES VP
---------------------   ---------------------------   ---------------------------   --------------------------
Peter R. Brown                       $ 2,530                     $ 3,191                      $ 661
Daniel Calabria                      $ 2,070                     $ 2,611                      $ 541
Janice B. Case                       $ 2,070                     $ 2,611                      $ 541
Charles C. Harris                    $ 2,070                     $ 2,611                      $ 541
William W. Short, Jr.                $ 2,070                     $ 2,611                      $ 541

                                                        AGGREGATE COMPENSATION FROM
                        AGGREGATE COMPENSATION FROM       TRANSAMERICA VAN KAMPEN       AGGREGATE COMPENSATION FROM
                        TRANSAMERICA VALUE BALANCED   ACTIVE INTERNATIONAL ALLOCATION     TRANSAMERICA VAN KAMPEN
    NAME OF TRUSTEE                 VP                               VP                      LARGE CAP CORE VP
---------------------   ---------------------------   ---------------------------       --------------------------
Peter R. Brown                       $ 1,750                     $ 1,035                           $ 694
Daniel Calabria                      $ 1,432                     $   847                           $ 568
Janice B. Case                       $ 1,432                     $   847                           $ 568
Charles C. Harris                    $ 1,432                     $   847                           $ 568
William W. Short, Jr.                $ 1,432                     $   847                           $ 568

                                                      PENSION OR RETIREMENT
                        AGGREGATE COMPENSATION FROM    BENEFITS ACCRUED AS    TOTAL COMPENSATION PAID TO
                          TRANSAMERICA VAN KAMPEN       PART OF PORTFOLIO      TRUSTEES FROM FUND ASSET
    NAME OF TRUSTEE          MID-CAP GROWTH VP             EXPENSES(1)            MANAGEMENT GROUP(2)
---------------------   ---------------------------   --------------------    --------------------------
Peter R. Brown                       $ 2,529                $ 260,000                   $ 208,000
Daniel Calabria                      $ 2,069                $ 160,500                   $ 168,000
Janice B. Case                       $ 2,069                $  84,000                   $ 168,000
Charles C. Harris                    $ 2,069                $ 210,000                   $ 168,000
William W. Short, Jr.                $ 2,069                $  84,000                   $ 168,000

----------

(1) Pursuant to a prior emeritus retirement plan, the listed amounts were accrued in the 2006 fiscal year and were paid out on January 2, 2008.

(2) Of this aggregate compensation, the total amounts deferred from Transamerica Series Trust (including earnings) and accrued for the benefit of the participating Trustees for the year ended December 31, 2007 were as follows: Peter R. Brown $116,158; Daniel Calabria $20,307; Janice B. Case $-0-; Charles C. Harris $-0-; and William W. Short, Jr. $-0-

As of December 31, 2007, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust's series.

SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES

The Board of Trustees (the "Board") of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust ("Secretary"), as follows:

            Board of Trustees
            Transamerica Series Trust
            c/o Secretary
            570 Carillon Parkway
            St. Petersburg,

Florida 33716 Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a portfolio of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (:Exchange Act") or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust's Chief Compliance Officer. The Trustees are not required to attend the Trust's shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.

CODE OF ETHICS

The Trust and TCI have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and TAM has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investments Advisers Act of 1940. See "Personal Securities Transactions" below.

PROXY VOTING POLICIES AND PROCEDURES

TST uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by TST (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio's Investment Adviser and sub-advisers are attached hereto as Appendix C.

TST files SEC Form N-PX, with the complete proxy voting records of the portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from TST, upon request by calling 1-888-233-4339; and (2) on the SEC's website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

I. STATEMENT OF PRINCIPLE

The portfolios seek to assure that proxies received by the portfolios are voted in the best interests of the portfolios' stockholders and have accordingly adopted these procedures.

II. DELEGATION OF PROXY VOTING/ADOPTION OF ADVISER AND SUB-ADVISER POLICIES

Each portfolio delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the "Adviser"), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the portfolio to the sub-adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees of each portfolio adopts the proxy voting policies and procedures of the Adviser and sub-advisers as the proxy voting policies and procedures (each a "Proxy Voting Policy") that will be used by each of these respective entities when exercising voting authority on behalf of the portfolios. These policies and procedures are attached hereto.

III. ANNUAL REVIEW OF PROXY VOTING POLICIES OF ADVISER AND SUB-ADVISERS

No less frequently than once each calendar year, the Proxy Voting Administrator will request each sub-adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the sub-adviser's Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.

The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.

IV. SECURITIES ON LOAN

The Board of Trustees of the portfolios has authorized the Adviser, in conjunction with State Street Bank and Trust Company ("State Street"), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a sub-adviser to the portfolio wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.

Dated: January 9, 2007
Revised: November 7, 2007
Revised: March 1, 2008

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.

The portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio's completed purchases and sales may only be made available after the public disclosure of portfolio holdings.

The portfolios publish their top ten holdings on their website at www.transamericafunds.com (select Transamerica Variable Portfolio Funds) within two weeks after the end of each month. In addition, the portfolios publish all holdings on their website approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and
(ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the Confidentiality Agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

The Board and an appropriate officer of the Investment Adviser's compliance department or the Trust's Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.

In addition, separate account and unregistered product clients of TAM, the sub-advisers of the portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those portfolios.

THE INVESTMENT ADVISER

TST has entered into an Advisory Agreement ("Advisory Agreement") on behalf of each portfolio with Transamerica Asset Management, Inc. ("TAM" or the "Investment Adviser"). TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective portfolios investments and conducts its investment program. TAM hires sub-advisers to furnish, investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.

The Investment Adviser is directly owned by WRL (77%) and AUSA Holding Company ("AUSA") (23%), both of which are indirect, wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned, indirect subsidiary of AEGON N.V., a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.

The Investment Advisory Agreement was last approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) on December 4, 2007, and by the shareholders of each portfolio of the Trust on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Trustees who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).

Pursuant to the Investment Advisory Agreement for the portfolios, TAM, subject to the supervision of the Trustees and in conformity with the stated policies of the portfolios, manages the operations of each portfolio. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each portfolio. Transamerica Investment Management ("TIM") continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.

EACH PORTFOLIO PAYS: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio's contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust's registration statement effecting registration of a portfolio and its shares under the 1940 Act and the Securities Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as that phrase is defined in the 1940 Act, of the Trust or TAM; compensation of the Trust's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolios.

EXPENSE LIMITATION. TAM has entered into an expense limitation agreement with TST on behalf of certain portfolios, pursuant to which TAM has agreed to reimburse a portfolio's expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, certain extraordinary expenses, exceed a certain percentage of the portfolio's average daily net assets ("expense cap"). Certain portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such portfolios during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the portfolios' expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless terminated on 30-days' written notice to TST.

DISTRIBUTION AGREEMENT. The Trust adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI). TCI, located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, is an affiliate of TAM.

TST has two classes of shares for each portfolio in its series, Initial Class and Service Class (except Transamerica Equity II VP, which only offers Initial Class shares.)

Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse TCI and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.

For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution expenses for which TCI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust's prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to "distribution-related services" provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.

TCI submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. TCI allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios, based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as TCI deems fair and are approved by the Trust's Board of Trustees. The Service Class of the Trust paid $12,801,656 in fees for the fiscal year ended December 31, 2007 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.

THE SUB-ADVISERS

Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were last approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) on December 4, 2007. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Trustees who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days' written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the Investment Adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).

Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

PERSONAL SECURITIES TRANSACTIONS

The Trust permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Trust's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Trust's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TAM, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. On January 1, 2005, the portfolios entered into an agreement wherein the portfolios would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee was reduced to 0.0125% for the Asset Allocation portfolios.

PORTFOLIO TURNOVER

A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.

Changes in security holdings are made by a portfolio's sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.

In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.

There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.

BROKERAGE

Subject to policies established by the Board of Trustees, each portfolio's sub-adviser is primarily responsible for placement of a portfolio's securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.

When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.

The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.

DIRECTED BROKERAGE

A sub-adviser to a portfolio, to the extent consistent with the best execution and with TAM's usual commission rate policies and practices, may place portfolio transaction of the portfolio with broker/dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.

Under the Directed Brokerage Program, the commissions paid by a portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the Trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any "affiliate" of TAM or the Trust, as such term is defined in the 1940 Act) pursuant to which TAM (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.

DETERMINATION OF OFFERING PRICE

Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION DETERMINATION

The price at which shares are purchased or redeemed is the net asset valuation ("NAV") that is next determined after receipt and acceptance of a purchase order or receipt of a redemption request.
When Share Price is Determined

The NAV of all portfolios is determined on each day the New York Stock Exchange ("NYSE") is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of Transamerica Asset Allocation -- Conservative VP, Transamerica Asset Allocation - Growth VP, Transamerica Asset Allocation -- Moderate Growth VP, Transamerica Asset Allocation - Moderate VP and Transamerica International Moderate Growth VP ("Asset Allocation portfolios") and corresponding orders for the TST underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the Asset Allocation portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Asset Allocation portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

How NAV is Determined

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios' securities for the purpose of determining the portfolios' NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios' valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

PRINCIPAL SHAREHOLDERS

As of April 10, 2008, the following persons owned beneficially or of record 5% or more of the shares of the class of the portfolios indicated.

                                                                                                   CLASS AND PERCENT
                                                                                                   -----------------
NAME AND ADDRESS                                                PORTFOLIO NAME                     INITIAL   SERVICE
------------------------------------------   ---------------------------------------------------   -------   -------
Transamerica Life Insurance Company          Transamerica American
4 Manhattanville Road                        century Large Company Value VP
Purchase, New York 10577                                                                            99.99%    98.40%

Transamerica Life Insurance Company          Transamerica Asset Allocation -- Conservative VP
4 Manhattanville Road
Purchase, New York 10577                                                                            68.55%    72.94%

Western Reserve Life Assurance Co. of Ohio   Transamerica Asset Allocation -- Conservative VP
570 Carillon Parkway
St. Petersburg, FL 33716                                                                            30.50%    26.29%

Transamerica Life Insurance Company          Transamerica Asset Allocation -- Growth VP
4 Manhattanville Road
Purchase, New York 10577                                                                            49.48%    47.92%

Western Reserve Life Assurance Co. of Ohio   Transamerica Asset Allocation -- Growth VP
570 Carillon Parkway
St. Petersburg, FL 33716                                                                            48.18%    52.01%

Transamerica Life Insurance Company          Transamerica Asset Allocation -- Moderate VP
4 Manhattanville Road
Purchase, New York 10577                                                                            66.13%    77.43%

Western Reserve Life Assurance Co. of Ohio   Transamerica Asset Allocation -- Moderate VP
570 Carillon Parkway
St. Petersburg, FL 33716                                                                            33.21%    21.83%

Transamerica Life Insurance Company          Transamerica Asset Allocation -- Moderate Growth VP
4 Manhattanville Road
Purchase, New York 10577                                                                            60.08%    80.00%

Western Reserve Life Assurance Co. of Ohio   Transamerica Asset Allocation -- Moderate Growth VP
570 Carillon Parkway
St. Petersburg, FL 33716                                                                            38.86%    18.61%

Transamerica Life Insurance Company          Transamerica Balanced VP
4 Manhattanville Road
Purchase, New York 10577                                                                            56.00%    64.06%

Western Reserve Life Assurance Co. of Ohio   Transamerica Balanced VP
570 Carillon Parkway
St. Petersburg, FL 33716                                                                            43.90%    34.95%

Transamerica Life Insurance Company          Transamerica BlackRock Large Cap Value VP
4 Manhattanville Road
Purchase, New York 10577                                                                            42.74%    42.22%

Western Reserve Life Assurance Co. of Ohio   Transamerica BlackRock Large Cap Value VP
570 Carillon Parkway
St. Petersburg, FL 33716                                                                            56.58%    57.32%

Transamerica Life Insurance Company          Transamerica Capital Guardian Global VP
4 Manhattanville Road
Purchase, New York 10577                                                                            97.74%    99.64%

Transamerica Life Insurance Company          Transamerica Capital Guardian U.S. Equity VP
4 Manhattanville Road
Purchase, New York 10577                                                                            86.12%    97.66%

Western Reserve Life Assurance Co. of Ohio   Transamerica Capital Guardian U.S. Equity VP
570 Carillon Parkway
St. Petersburg, FL 33716                                                                            13.85%      N/A

Transamerica Life Insurance Company          Transamerica Capital Guardian Value VP
4 Manhattanville Road
Purchase, New York 10577                                                                            85.04%    63.63%

                                                                                                           CLASS AND PERCENT
                                                                                                          --------------------
NAME AND ADDRESS                                                      PORTFOLIO NAME                       INITIAL   SERVICE
----------------------------------------------    -----------------------------------------------------   ---------  ---------
Western Reserve Life Assurance Co. of Ohio        Transamerica Capital Guardian Value VP                      12.70%     36.25%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Clarion Global Real Estate Securities VP       36.71%     36.15%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Clarion Global Real Estate Securities VP       59.88%     62.93%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Convertible Securities VP                      73.79%     70.60%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Convertible Securities VP                      26.04%     27.49%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Equity VP                                      20.26%     37.84%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Equity VP                                      71.54%     61.99%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Occidental Life Insurance Company    Transamerica Equity VP                                       6.26%       N/A
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Transamerica Occidental Life Insurance Company    Transamerica Equity II VP                                  100.00%       N/A
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Transamerica Life Insurance Company               Transamerica Federated Market Opportunity VP                  N/A       8.11%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Federated Market Opportunity VP                94.10%     91.89%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Growth Opportunities VP                        40.78%     24.24%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Growth Opportunities VP                        56.97%     71.15%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica International Moderate Growth VP                5.08%     82.41%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica International Moderate Growth VP               90.51%     15.69%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Jennison Growth VP                             99.10%     99.63%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica JPMorgan Core Bond VP                          32.79%     58.88%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica JPMorgan Enhanced Index VP                     86.63%     52.74%
4 Manhattanville Road
Purchase, New York 10577

                                                                                                  CLASS AND PERCENT
                                                                                                 ------------------
NAME AND ADDRESS                                                 PORTFOLIO NAME                   INITIAL   SERVICE
--------------------------------------------      -------------------------------------------    --------   -------
Western Reserve Life Assurance Co. of Ohio        Transamerica JPMorgan Enhanced Index VP            7.10%    47.26%
570 Carillon Parkway
St. Petersburg, FL 33716

Monumental Life Insurance Company                 Transamerica JPMorgan Enhanced Index VP            5.17%      N/A
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Western Reserve Life Assurance Co. of Ohio        Transamerica JPMorgan Mid Cap Value VP            94.57%      N/A
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Legg Mason Partners All Cap VP       60.91%    36.50%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Legg Mason Partners All Cap VP       38.48%    63.50%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Marsico Growth VP                    51.65%    56.91%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Marsico Growth VP                    47.57%    43.06%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica MFS High Yield VP                    92.03%    65.77%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica MFS High Yield VP                     7.74%    33.50%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica MFS International Equity VP          43.59%    71.05%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica MFS International Equity VP          54.85%    27.80%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica Money Market VP                      59.36%    65.41%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica Money Market VP                      38.44%    34.00%
570 Carillon Parkway
St. Petersburg, FL 33716

Western Reserve Life Assurance Co. of Ohio        Transamerica Munder Net50 VP                      98.96%   100.00%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company               Transamerica PIMCO Total Return VP                73.07%    58.31%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio        Transamerica PIMCO Total Return VP                18.72%    41.24%
570 Carillon Parkway
St. Petersburg, FL 33716

Monumental Life Insurance Company                 Transamerica PIMCO Total Return VP                 7.32%      N/A
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499

Transamerica Life Insurance Company               Transamerica Science & Technology VP              47.92%    44.51%
4 Manhattanville Road
Purchase, New York 10577

                                                                                                         CLASS AND PERCENT
                                                                                                         -----------------
NAME AND ADDRESS                                                    PORTFOLIO NAME                       INITIAL   SERVICE
-------------------------------------------    -------------------------------------------------------   -------   ------
Western Reserve Life Assurance Co. of Ohio     Transamerica Science & Technology VP                        51.45%    54.58%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company            Transamerica Small/Mid Cap Value VP                         78.53%      N/A
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio     Transamerica Small/Mid Cap Value VP                         19.00%    99.86%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company            Transamerica T. Rowe Price Equity Income VP                 82.05%    41.87%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio     Transamerica T. Rowe Price Equity Income VP                 17.06%    57.44%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company            Transamerica T. Rowe Price Growth Stock VP                  98.86%    96.65%
4 Manhattanville Road
Purchase, New York 10577

Transamerica Life Insurance Company            Transamerica T. Rowe Price Small Cap VP                     67.75%    60.91%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio     Transamerica T. Rowe Price Small Cap VP                     31.52%    38.43%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company            Transamerica Templeton Global VP                             7.03%    21.38%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio     Transamerica Templeton Global VP                            91.66%    76.94%
570 Carillon Parkway
St. Petersburg, FL 33716

Western Reserve Life Assurance Co. of Ohio     Transamerica Third Avenue Value VP                          97.79%    15.24%
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company            Transamerica U.S. Government Securities VP                  89.91%    56.90%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio     Transamerica U.S. Government Securities VP                   9.26%    42.34%
570 Carillon Parkway
St. Petersburg, FL 33716

Western Reserve Life Assurance Co. of Ohio     Transamerica Value Balanced VP                              98.52%      N/A
570 Carillon Parkway
St. Petersburg, FL 33716

Transamerica Life Insurance Company            Transamerica Van Kampen Active International Allocation     94.80%    99.74%
4 Manhattanville Road                          VP
Purchase, New York 10577

Transamerica Life Insurance Company            Transamerica Van Kampen Large Cap Core VP                   98.10%    98.83%
4 Manhattanville Road
Purchase, New York 10577

Transamerica Life Insurance Company            Transamerica Van Kampen Mid-Cap Growth VP                   10.31%    42.39%
4 Manhattanville Road
Purchase, New York 10577

Western Reserve Life Assurance Co. of Ohio     Transamerica Van Kampen Mid-Cap Growth VP                   88.33%    55.85%
570 Carillon Parkway
St. Petersburg, FL 33716

Information is not shown in the above table for Transamerica Index 50 VP and Transamerica Index 75 VP as those portfolios commenced operations on May 1, 2008.

TAXES

Shares of the portfolios are offered only to the Separate Accounts that fund the policies and annuity contracts. See the respective prospectuses for the policies and annuity contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the policies, the annuity contracts and the holders thereof.

Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify, for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any (the "Distribution Requirement"). Each portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Income Requirement"); (2) at the close of each quarter of the portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the portfolio's total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and which are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If each portfolio qualifies as a regulated investment company and timely distributes to its shareholders substantially all of its net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.

As noted in the prospectus, separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of a separate account's assets that may be represented by any four or fewer investments. Specifically, a separate account must in general diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.

If a portfolio qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts and separate accounts, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any separate account invested wholly in a portfolio would also satisfy such diversification requirements.

If a portfolio fails to qualify as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio's available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then variable life insurance and annuity contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and owners of such contracts could be currently taxed on the investment earnings under their contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of
Section 817(h), see the prospectuses for the Policies or the Annuity Contracts. For a Policy or a Contract to qualify for tax-favored treatment, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a Separate Account (i.e., the underlying portfolios) the contract owner will be taxed currently on income and gains from the account or portfolio. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the relationship between the portfolios and the insurance contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that your contract might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the portfolios and variable contracts.

Under the Code, certain portfolios will be subject to a nondeductible 4% federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The portfolios intend to make any required distributions in a timely manner and accordingly do not expect to be subject to the excise tax.

If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies would be reduced by any such foreign taxes. Holders of policies and annuity contracts investing in such portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.

If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income ("passive foreign investment companies"), that portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash.

However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the policies and annuity contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the policies, annuity contracts and the holders thereof.

OTHER INFORMATION

THE TRUST

As described in the prospectus, the Trust offers two classes of shares for each portfolio except Transamerica Equity II. The Trust is currently comprised of 42 portfolios.

FINANCIAL STATEMENTS

The audited financial statements for each portfolio of the Trust for the year ended December 31, 2007 and the report of the Trust's independent certified public accountants are included in the 2007 Annual Report (as filed March 7, 2008 -- SEC Accession No. 0001104659-08-016130), and are incorporated herein by reference to such report.

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 4221 West Boy Scout Blvd., Suite 200, Tampa, Florida 33607-5745, serves as the Trust's Independent Registered Certified Public Accountants. The Trust has engaged PricewaterhouseCoopers LLP to examine, in accordance with auditing standards established by the Public Company Accounting Oversight Board, the financial statements of each of the Trust's portfolios.

CUSTODIAN

State Street Bank & Trust ("State Street"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Trust's Custodian and Dividend Disbursing Agent. State Street provides comprehensive asset administrative services to the Trust and other members of the financial industry which include: multi-currency accounting, institutional transfer agency services, domestic and global custody, performance measures, foreign exchange, and securities lending and mutual fund administrative services.

                                   APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES

The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.

1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.

2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.

4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

8. VARIABLE AMOUNT MASTER DEMAND NOTE.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

10. CONVERTIBLE SECURITIES. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio's purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

14. ASSET-BACKED SECURITIES. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.

15. MORTGAGE-BACKED SECURITIES. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio's investment objective and policies.

16. COLLATERALIZED MORTGAGE OBLIGATIONS. ("CMOs") are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.

17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.

The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.

18. FINANCING CORPORATION SECURITIES. ("FICOs") are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation ("FSLIC") and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. ZERO COUPON BONDS. Zero coupon bonds are created three ways:

      1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation ("REFCORP") and the Financial Corporation ("FICO") also can be stripped in this fashion.

      2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investment Growth Receipts ("TIGRS"), and generic Treasury Receipts ("TRs"), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

      3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.

21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

* SHORT-TERM SECURITIES. Certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio's net assets.

      Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

                                   APPENDIX B

                     BRIEF EXPLANATION OF RATING CATEGORIES

                    BOND RATING                    EXPLANATION
                    -----------   ---------------------------------------------
STANDARD & POOR'S     AAA          Highest rating; extremely strong capacity
CORPORATION                        to pay principal and interest.

                       AA High quality; very strong capacity to pay principal and interest. Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                      BBB          Adequate capacity to pay principal and
                                   interest; normally exhibit adequate
                                   protection parameters, but adverse
                                   economic conditions or changing
                                   circumstances more likely to lead to a
                                   weakened capacity to pay principal and
                                   interest than for higher rated bonds.

                     BB, B, and    Predominantly speculative with respect to
                      CC, C        the issuer's capacity to meet required
                                   interest and principal payments, BB --
                                   lowest degree of speculation, C -- the
                                   highest degree of speculation. Quality
                                   and protective characteristics
                                   outweighed by large uncertainties or
                                   major risk exposure to adverse
                                   conditions.

                         D         In default.

PLUS (+) OR MINUS (-) -- The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

UNRATED -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                    BOND RATING                    EXPLANATION
                    -----------   ---------------------------------------------
MOODY'S INVESTORS       AAA        Highest quality, smallest degree of
SERVICE, INC.                      investment risk.

                         Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

                         A         Upper-medium grade obligations; many
                                   favorable investment attributes.

                        Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

                         Ba        More uncertain, with speculative elements.
                                   Protection of interest and principal payments not well safeguarded during good and bad times.

                          B        Lack characteristics of desirable investment;
                                   potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                        Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                         Ca Speculative in a high degree; could be in default or have other marked shortcomings.

                          C Lowest rated; extremely poor prospects of ever attaining investment standing.

UNRATED -- Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                    BOND RATING                    EXPLANATION
                    -----------   ---------------------------------------------
FITCH, INC.            Aaa         Highest credit quality. "AAA" ratings denote
                                   the lowest expectation of credit risk. They
                                   are assigned only in case of exceptionally
                                   strong capacity for timely payment of
                                   financial commitments. This capacity is
                                   highly unlikely to be adversely affected by
                                   foreseeable events.

                        AA         Very high credit quality. "AA" ratings
                                   denote a very low expectation of credit risk.
                                   They indicate very strong capacity for
                                   timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                       BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                        BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.
                                   Securities rated in this category are not investment grade.

                         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                    CCC, CC, C     High default risk. "CCC" ratings indicate
                                   that default is a real possibility. Capacity
                                   for meeting financial commitments is solely
                                   reliant upon sustained, favorable business or
                                   economic developments. A "CC" rating
                                   indicates that default of some kind appears
                                   probable. "C" ratings signal imminent
                                   default.

                    DDD, DD, D     Default. The ratings of obligations in this
                                   category are based on their prospects for
                                   achieving partial or full recovery in a
                                   reorganization or liquidation of the obligor.
                                   While expected recovery values are highly
                                   speculative and cannot be estimated with any
                                   precision, the following serve as general
                                   guidelines. "DDD" obligations have the
                                   highest potential for recovery, around
                                   90%-100% of outstanding amounts and accrued
                                   interest. "DD" indicates potential recoveries
                                   in the range of 50%-90%, and "D" the lowest
                                   recovery potential; i.e., below 50%. Entities
                                   rated in this category have defaulted on
                                   some or all of their obligations. Entities
                                   rated "DDD" have the highest prospect for
                                   resumption of performance or continued
                                   operation with or without a formal
                                   reorganization process. Entities rated "DD"
                                   and "D" are generally undergoing a formal
                                   reorganization or liquidation process; those
                                   rated "DD" are likely to satisfy a higher
                                   portion of their outstanding obligations,
                                   while entities rated "D" have a poor prospect
                                   for repaying all obligations.

PLUS (+) OR MINUS (-) -- may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, to categories below CCC, or to short-term ratings.

UNRATED -- Indicates that Fitch does not rate the issuer or issue in question.

SHORT-TERM CREDIT RATINGS -- A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Withdrawal may occur if the information available is inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

      Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

The above is a brief summary of the ratings used by Moody's, Standard & Poor's and Fitch. This information does not purport to be a complete description of the ratings and is based on information from their websites. The ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                                   APPENDIX C

    INVESTMENT ADVISER AND SUB-ADVISERS' PROXY VOTING POLICIES AND PROCEDURES

TRANSAMERICA ASSET MANAGEMENT, INC.

                   TRANSAMERICA ASSET MANAGEMENT, INC. ("TAM")
            PROXY VOTING POLICIES AND PROCEDURES ("TAM PROXY POLICY")

I. PURPOSE

The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and TAM's fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.

II. TAM'S ADVISORY ACTIVITIES

TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Investors, Inc., Diversified Investors Portfolios, Diversified Investors Strategic Variable Funds, The Diversified Investors Funds Group, The Diversified Investors Funds Group II and Transamerica Series Trust (collectively, the "Funds"). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a "Sub-Adviser" and collectively, the "Sub-Advisers") and approved by the Board of Trustees/Directors of the client Fund (the "Board"). TAM serves as a "manager of managers" with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).

III. SUMMARY OF THE TAM PROXY POLICY

TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds' portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. ("ISS") or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.

IV. DELEGATION OF PROXY VOTING AUTHORITY TO SUB-ADVISERS

TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser's proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a "Sub-Adviser Proxy Policy" and collectively, the "Sub-Adviser Proxy Policies").

V. ADMINISTRATION, REVIEW AND SUBMISSION TO BOARD OF SUB-ADVISER PROXY POLICIES

      A. Appointment of Proxy Administrator

      TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the "Proxy Administrator").

    B. Initial Review

1. The Proxy Administrator will collect from each Sub-Adviser:

      a) its Sub-Adviser Proxy Policy;

      b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser's interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and

      c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund's registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.

2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator's review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:

      a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;

      b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and

      c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).

3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.

4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator's review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.

     C. Subsequent Review

     TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.

     D. Record of Proxy Votes Exercised by Sub-Adviser

     The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

VI. TAM EXERCISE OF PROXY VOTING AUTHORITY

      A. Use of Independent Third Party

      If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the "Independent Third Party"), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.

      B. Conflict with View of Independent Third Party

      If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM's proposed vote.

      C. Asset Allocation Portfolios

      For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a "fund of funds", TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM's proposed vote in accordance with the provisions of Section VI.B.

VII. CONFLICTS OF INTEREST BETWEEN TAM OR ITS AFFILIATES AND THE FUNDS

The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.

VIII. RECORDKEEPING

      A. Records Generally Maintained

      In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:

            1. the TAM Proxy Voting Policy; and

            2. records of Fund client requests for TAM proxy voting information.

      B. Records for TAM Exercise of Proxy Voting Authority

      In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:

            1. proxy statements received regarding matters it has voted on behalf of Fund clients;

            2. records of votes cast by TAM; and

            3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.

      If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      C. Records Pertaining to Sub-Adviser Proxy Policies

      The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:

            1. each Sub-Adviser Proxy Policy; and

            2. the materials delineated in Article V above.

      If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.

      D. Time Periods for Record Retention

      All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.

IX. PROVISION OF TAM PROXY POLICY TO FUND CLIENTS

      The Proxy Administrator will provide each Fund's Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.

Dated: November 7, 2007
Revised: March 1, 2008

AEGON USA INVESTMENT MANAGEMENT, LLC

                       SECURITIES VOTING POLICY GUIDELINES

The following is a concise summary of AUIM's securities voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent,

-     Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

 7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

-     Purchase price is at least 85 percent of fair market value

-     Offering period is 27 months or less, and

-     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

IN GENERAL, VOTE CASE-BY-CASE. WHILE A WIDE VARIETY OF FACTORS GOES INTO EACH ANALYSIS, THE OVERALL PRINCIPLE GUIDING ALL VOTE RECOMMENDATIONS FOCUSES ON HOW THE PROPOSAL WILL ENHANCE THE ECONOMIC VALUE OF THE COMPANY.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING GUIDELINES Amended: November 2006. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by Transamerica American Century Large Company Value VP. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the fund, and for the exclusive purpose of providing benefits to it. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The fund's board of trustees has approved the Manager's Proxy Voting Guidelines to govern the Manager's proxy voting activities.

The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager's consideration of the vote that would be appropriate for the fund. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

- Election of Directors

- Ratification of Selection of Auditors

- Equity-Based Compensation Plans

- Anti-Takeover Proposals

-     Cumulative Voting

-     Staggered Boards

-     "Blank Check" Preferred Stock

-     Elimination of Preemptive Rights

-     Non-targeted Share Repurchase

-     Increase in Authorized Common Stock

-     "Supermajority" Voting Provisions or Super Voting Share Classes

-     "Fair Price" Amendments

-     Limiting the Right to Call Special Shareholder Meetings

-     Poison Pills or Shareholder Rights Plans

-     Golden Parachutes

-     Reincorporation

-     Confidential Voting

-     Opting In or Out of State Takeover Laws

- Shareholder Proposals Involving Social, Moral or Ethical Matters

- Anti-Greenmail Proposals

- Changes to Indemnification Provisions

- Non-Stock Incentive Plans

- Director Tenure

- Directors' Stock Options Plans

- Director Share Ownership

Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the fund. To ensure that such a conflict of interest does not affect proxy votes cast for the fund, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the fund.

A copy of the Manager's current Proxy Voting Guidelines are available at www.americancentury.com.

BLACKROCK INVESTMENT MANAGEMENT, LLC

Proxy Voting Policies and Procedures for BlackRock Advisors, LLC and its affiliated SEC Registered Investment Advisers -- September 30, 2006

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Advisers Act to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues -- such as approval of mergers and other significant corporate transactions -- require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. Special Circumstances

      ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

- The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

- if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. 7 Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. BOARDS OF DIRECTORS

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee's general policy is to vote:

      VOTE AND DESCRIPTION

A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who: have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business. voted to implement or renew a "dead-hand" poison pill, ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years, failed to act on takeover offers where the majority of the shareholders have tendered their shares, are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors, on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance, sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5   AGAINST proposals supporting cumulative voting

A.6   FOR proposals eliminating cumulative voting

A.7   FOR proposals supporting confidential voting

A.8   FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10  AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17  FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21  FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B. AUDITORS

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee's general policy is to vote:

B.1   FOR approval of independent auditors, except for:

      auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent, auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation, on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2   FOR proposals seeking authorization to fix the remuneration of Auditors

B.3   FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C. COMPENSATION AND BENEFITS

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS.

      If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2   FOR proposals to eliminate retirement benefits for outside directors

C.3   AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5   AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8   AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. CAPITAL STRUCTURE

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3   FOR management proposals approving share repurchase programs

D.4   FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E. CORPORATE CHARTER AND BY-LAWS

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

The Committee's general policy is to vote:

E.1   AGAINST proposals seeking to adopt a poison pill

E.2   FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4   FOR management proposals to change the company's name

F. CORPORATE MEETINGS

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2   FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5   FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8   FOR proposals appointing inspectors of elections

F.9   FOR proposals electing a chair of the meeting

F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11  AGAINST proposals to require rotating sites for shareholder meetings

G. INVESTMENT COMPANIES

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2   FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6   FOR classified boards of closed-end investment companies

H. ENVIRONMENTAL AND SOCIAL ISSUES

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non-required reports on:

      environmental liabilities, bank lending policies, corporate political contributions or activities, alcohol advertising and efforts to discourage drinking by minors, costs and risk of doing business in any individual country, involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4   AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

CAPITAL GUARDIAN TRUST COMPANY

PROXY VOTING POLICY AND PROCEDURES

POLICY

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

FIDUCIARY RESPONSIBILITY AND LONG-TERM SHAREHOLDER VALUE

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

SPECIAL REVIEW

From time to time CGTC may vote (a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, (b) on shareholder proposals submitted by clients, or (c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

                                   PROCEDURES

PROXY REVIEW PROCESS

Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

PROXY VOTING GUIDELINES

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

- Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

- Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

- Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

- Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

SPECIAL REVIEW PROCEDURES

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's indirect parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

CGTC'S PROXY VOTING RECORD

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

ANNUAL ASSESSMENT

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

EFFECTIVE DATE

This policy is effective as of November 21, 2007.

CLEARBRIDGE ADVISORS(1)

                              CLEARBRIDGE ADVISORS

                      PROXY VOTING POLICIES AND PROCEDURES

AMENDED AND RESTATED AS OF JUNE 26, 2007

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

II. GENERAL GUIDELINES

III. HOW CLEARBRIDGE VOTES

IV. CONFLICTS OF INTEREST

V. VOTING POLICY

(1) ELECTION OF DIRECTORS

(2) PROXY CONTESTS

(3) AUDITORS

(4) PROXY CONTEST DEFENSES

(5) TENDER OFFER DEFENSES

(6) MISCELLANEOUS GOVERNANCE PROVISIONS

(7) CAPITAL STRUCTURE

(8) EXECUTIVE AND DIRECTOR COMPENSATION

(9) STATE OF INCORPORATION

(10) MERGERS AND CORPORATE RESTRUCTURING

(11) SOCIAL AND ENVIRONMENTAL ISSUES

(12) MISCELLANEOUS

VI. OTHER CONSIDERATIONS

(1) SHARE BLOCKING

(2) SECURITIES ON LOAN

VII. DISCLOSURE OF PROXY VOTING

VIII. RECORDKEEPING AND OVERSIGHT

                             CLEARBRIDGE ADVISORS'(1)
                      PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic

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(1) These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge")
benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine; e.g., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

V.

In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

(1) Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV.(1)A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in
Section IV.(1)A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV.(1)A. and C. and by ClearBridge Financial Control pursuant to Section IV.(1)B. ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV.(2)Because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

B. All conflicts of interest identified pursuant to the procedures outlined in
Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

(3) Third Party Proxy Voting Firm -- Conflicts of Interests

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

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* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)   Election of Directors

Voting on Director Nominees in Uncontested Elections.

1. We withhold our vote from a director nominee who:

      (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

      (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

      (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

      (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

      (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

2. We vote for all other director nominees.

Chairman and CEO is the Same Person.

1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

-     Designation of a lead director,

-     Majority of independent directors (supermajority),

-     All independent key committees,

-     Size of the company (based on market capitalization),

-     Established governance guidelines, and

-     Company performance

Majority of Independent Directors

1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year, whether the director has any transactional relationship with the company, whether the director is a significant customer or supplier of the company, whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates, and whether there are interlocking directorships.

2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

STOCK OWNERSHIP REQUIREMENTS

1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

TERM OF OFFICE

1. We vote against shareholder proposals to limit the tenure of independent directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION 1.

1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) if only the director's legal expenses would be covered.

DIRECTOR QUALIFICATIONS

1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2. We vote against shareholder proposals requiring two candidates per board seat.

(2) Proxy Contests

A. Voting for Director Nominees in Contested Elections

1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B. Reimburse Proxy Solicitation Expenses

1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses, cost of solicitation, percentage that will be paid to proxy solicitation firms.

(3) Auditors A. Ratifying Auditors

1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

B. Financial Statements and Director and Auditor Reports

1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

C. Remuneration of Auditors

1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

D. Indemnification of Auditors

1. We vote against proposals to indemnify auditors.

(4) Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

1. We vote against proposals to classify the board.

2. We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

1. We vote against proposals that provide that directors may be removed only for cause.

2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

D. Majority Voting

1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

E. Shareholder Ability to Call Special Meetings

1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

F. Shareholder Ability to Act by Written Consent

1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2. We vote for proposals to allow or make easier shareholder action by written consent.

G. Shareholder Ability to Alter the Size of the Board

1. We vote for proposals that seek to fix the size of the board.

2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

H. Advance Notice Proposals

1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

I. Amendment of By-Laws

1. We vote against proposals giving the board exclusive authority to amend the by-laws.

2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association. We vote for article amendments if:

-     shareholder rights are protected,

-     there is negligible or positive impact on shareholder value,

-     management provides adequate reasons for the amendments, and

-     the company is required to do so by law (if applicable).

(5) Tender Offer Defenses

A. Poison Pills

1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company, terms of the poison pill.

3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision -- poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years, shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

B. Fair Price Provisions

1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D. Unequal Voting Rights

1. We vote against dual class exchange offers.

2. We vote against dual class re-capitalization.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G. White Squire Placements

1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6) Miscellaneous Governance Provisions

A. Confidential Voting

1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

B. Equal Access

1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

E. Other Business

We vote for proposals that seek to bring forth other business matters.

F. Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

G. Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7) Capital Structure

A. Common Stock Authorization

1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B. Stock Distributions: Splits and Dividends

1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

C. Reverse Stock Splits

1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D. Blank Check Preferred Stock

1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

E. Adjust Par Value of Common Stock

1. We vote for management proposals to reduce the par value of common stock.

F. Preemptive Rights

1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

a) Size of the Company.

b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c) Percentage of the rights offering (rule of thumb less than 5%).

2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G. Debt Restructuring

1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

H. Share Repurchase Programs

1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Dual-Class Stock

1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

- it is intended for financing purposes with minimal or no dilution to current shareholders

- it is not designed to preserve the voting power of an insider or significant shareholder

J. Issue Stock for Use with Rights Plan

1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K. Debt Issuance Requests

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

L. Financing Plans We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8) Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA-Related Compensation Proposals

1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2. Amendments to Added Performance-Based Goals

a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4. Approval of Cash or Cash-and-Stock Bonus Plans

a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

B. Expensing of Options

We vote for proposals to expense stock options on financial statements.

C. Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

D. Shareholder Proposals to Limit Executive and Director Pay

1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

-     compensation committee comprised of independent outside directors,

-     maximum award limits, and

-     repricing without shareholder approval prohibited.

E. Golden Parachutes

1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

F. Employee Stock Ownership Plans (ESOPs)

1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

G. 401(k) Employee Benefit Plans

1. We vote for proposals to implement a 401(k) savings plan for employees.

H. Stock Compensation Plans

1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

I. Directors Retirement Plans

1. We vote against retirement plans for non-employee directors.

2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

J. Management Proposals to Reprice Options

1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

-     historic Htrading patterns

-     rationale for the repricing

-     value-for-value exchange

-     option vesting

-     term of the option

-     exercise price

-     participation

K. Shareholder Proposals Recording Executive and Director Pay

1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2. We vote against shareholder proposals requiring director fees be paid in stock only.

3. We vote for shareholder proposals to put option repricing to a shareholder vote.

4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9) State/Country of Incorporation

A. Voting on State Takeover Statutes

1. We vote for proposals to opt out of state freeze-out provisions.

2. We vote for proposals to opt out of state disgorgement provisions.

B. Voting on Re-incorporation Proposals

1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc), advantages/benefits for change (i.e. lower taxes), compare the differences in state/country laws governing the corporation.

C. Control Share Acquisition Provisions

1. We vote against proposals to amend the charter to include control share acquisition provisions.

2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3. We vote for proposals to restore voting rights to the control shares.

4. We vote for proposals to opt out of control share cash-out statutes.

(10) Mergers and Corporate Restructuring

A. Mergers and Acquisitions

1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...), offer price (premium or discount), change in the capital structure, impact on shareholder rights.

B. Corporate Restructuring

1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C. Spin-offs

1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

H. Conversion of Securities

1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

I. Stakeholder Provisions

1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

(11) Social and Environmental Issues

A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

2. the percentage of sales, assets and earnings affected;

3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4. whether the issues presented should be dealt with through government or company-specific action;

5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6. whether the company's analysis and voting recommendation to shareholders is persuasive;

7. what other companies have done in response to the issue;

8. whether the proposal itself is well framed and reasonable;

9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

10. whether the subject of the proposal is best left to the discretion of the board.

B. Among the social and environmental issues to which we apply this analysis are the following:

1. energy and Environment,

2. equal Employment Opportunity and Discrimination,

3. product Integrity and Marketing,

4. human Resources Issues

(12) Miscellaneous

A. Charitable Contributions

1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

B. Operational Items

1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

6. We vote against proposals to approve other business when it appears as voting item.

C. Routine Agenda Items

   In some markets, shareholders are routinely asked to approve:

- the opening of the shareholder meeting

- that the meeting has been convened under local regulatory requirements

- the presence of a quorum

- the agenda for the shareholder meeting

- the election of the chair of the meeting

- regulatory filings

- the allowance of questions

- the publication of minutes

- the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

D. Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

E. Stock (Scrip) Dividend Alternatives

1. We vote for most stock (scrip) dividend proposals.

2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V.(1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) SHARE BLOCKING

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) SECURITIES ON LOAN

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if
(1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

-     a copy of these policies and procedures;

-     a copy of each proxy form (as voted);

- a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

- documentation relating to the identification and resolution of conflicts of interest;

- any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

- a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                   APPENDIX A

                                   MEMORANDUM

TO:   All ClearBridge Employees

FROM: Legal and Compliance

DATE:

Re:   Updated ClearBridge Proxy Voting
      Policies and Procedures

      Conflicts of Interest with respect to Proxy Voting

ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of (DATE). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

      The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

      While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships(1) which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote(2). Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for

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(1,2) As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

      As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted(3). As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

      The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

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(3) Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and
      (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                                   Appendix B

                             PROXY COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Michael Magee
Eric Thomson, Secretary
Peter Vanderlee, Chairman

LEGAL REPRESENTATIVES
Leonard Larrabee
Michael Scanlon

COMPLIANCE REPRESENTATIVES
Barbara Manning
Brian Murphy

OPERATIONS
Denise Corsetti
Tammie Kim

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES

The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company's audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a "poison pill"). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted, and for proposals to: reduce the amount of shares authorized for issuance, authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution, against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms, and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

PROXY VOTING PROCEDURES

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services ("ISS") to obtain, vote, and record proxies in accordance with the Proxy Committee's directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser's general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

CONFLICTS OF INTEREST

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.

If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

ING CLARION REAL ESTATE SECURITIES

PROXY VOTING POLICIES AND PROCEDURES

                                AS OF MAY 1, 2007

Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Institutional Shareholder Services ("ISS"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with ISS and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained. ISS retains a copy of each proxy statement that ISS receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on ISS to retain a copy of the votes cast, also available to Clarion upon request.

In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

JENNISON ASSOCIATES, LLC

                           PROXY VOTING POLICY SUMMARY

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

J. P. MORGAN INVESTMENT MANAGEMENT INC.

The investment adviser entities that comprise JPMorgan Asset Management ("JPMAM"), including J.P. Morgan Investment Management Inc. ("JPMIM"), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy.

A copy of the JPMAM Global Proxy Voting Procedures and Guidelines are available upon request by contacting your client service representative.

MARSICO CAPITAL MANAGEMENT, LLC

                       PROXY VOTING POLICY AND PROCEDURES

STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM's clients, as summarized here.

- MCM's security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM's investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients' best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

- In certain circumstances, MCM's vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

- MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

- MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's Proxy Voting policy and reports describing the voting of a client's proxies are available to the client on request.

- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

MARCH 13, 2008

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

      A. VOTING GUIDELINES

           1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

           MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

           In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that -- guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

           As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

           From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

      1. MFS PROXY VOTING COMMITTEE

           The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

      a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

      c. Considers special proxy issues as they may arise from time to time.

      2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

  a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");

  b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

  c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

  d. For all potential material conflicts of interest identified under clause
  (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS" corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

3. GATHERING PROXIES

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

      MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4. ANALYZING PROXIES

      Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

      As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from

MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

      As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES

      In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

                              C. MONITORING SYSTEM

      It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

      When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

                              D. RECORDS RETENTION

      MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

                            ALL MFS ADVISORY CLIENTS

      At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

      Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

AUGUST 15, 2007

                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

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(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services
("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

      -     Approval of financial statements and auditor reports.

      -     General updating/corrective amendments to the charter.

      - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

        a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

        b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

        c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

        d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

        e. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1.    We generally support the following:

        - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

        - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

        - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

        -       Proposals to authorize share repurchase plans.

        - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

        -       Proposals to effect stock splits.

        - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

        -       Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

        - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

        - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

        -     Proposals to create "blank check" preferred stock.

        - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

    1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

    2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

    3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

    4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

    1.  We generally support the following proposals:

        - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

        - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

        - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

        - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

    2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

    3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

    4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

    5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

    6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The

Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

    1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

    2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

    3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

    1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

    2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

    3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

                                   APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

    1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

    2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                                   APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

    1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

    2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

    3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

MUNDER CAPITAL MANAGEMENT

                      PROXY VOTING POLICIES AND PROCEDURES

    Munder has adopted and implemented Proxy Procedures and has established a "Proxy Committee" as a means reasonably designed to ensure that Munder votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of the Fund considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

    Munder has retained Institutional Shareholder Services ("ISS") to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, the Proxy Committee will review ISS's "Proxy Voting Guidelines" to confirm that they are consistent in all material respects with Munder's Proxy Procedures. The Proxy Committee meets as needed to administer Munder's proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder's client accounts.

    Munder generally will vote proxies consistent with ISS's recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS's advice and recommendations with respect to a particular proxy does not outweigh the potential benefits to clients from the review of ISS's advice and recommendations. In addition, the Proxy Committee will review ISS's recommendations if client holdings for a particular issuer are of meaningful size or value.

    For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client's account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder holds full discretionary authority to vote a client's proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer.

    In each instance where Munder does not separately review ISS's recommendations, clients' proxies will always be voted consistent with ISS's recommendations. In each instance where Munder does separately review ISS's recommendation, Munder may vote differently from ISS's recommendation, if, based upon certain criteria generally described in the following paragraph, Munder determines that such vote is in the best interests of the Fund.

    Munder generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder's position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder will generally refrain from voting or vote with management. Munder is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.

    From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS's recommendation on how to vote proxies for one or more resolutions. However, because Munder may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of the Fund, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder's legal/compliance department ("Legal/Compliance Department") for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of the Fund and to identify any actual or potential conflicts between the interests of Munder and those of the Fund. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:

    (i)  No Conflict. No conflict of interest is identified.

   (ii) Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

      (iii) Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them. If approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder will vote the shares in accordance with ISS's recommendation.

A copy of Munder's Proxy Voting Policies and Procedures is available without charge, upon request, at www.munder.com.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Description of Proxy Voting Policies and Procedures.

Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client;
(iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

TEMPLETON INVESTMENT COUNSEL, LLC

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Risk Metrics Group ("RMG"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although RMG's analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from RMG or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of

Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, RMG or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, RMG's analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RMG's analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RMG to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

T. ROWE PRICE ASSOCIATES, INC.

                      PROXY VOTING -- PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote -- such as election of directors and important matters affecting a company's structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops our firm's positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group ("RMG") (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's voting guidelines -- many of which are consistent with RMG positions -- T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors on key committees that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors as well as those that seek to dismantle a staggered board.

Executive Compensation

Our goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members.

Mergers and Acquisitions -- T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company's business and operations that have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and public policy issues that are particularly relevant to their businesses.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients' proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics requires all employees to avoid placing themselves in a "compromising position" where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

THIRD AVENUE MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

This summary describes Third Avenue Management's (as used solely in this proxy policy description, "TAM") policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.

In general, TAM is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and TAM would advise the client to instruct its custodian where to forward solicitation materials.

POLICY GUIDELINES

TAM has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, TAM would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.

ABSTENTION FROM VOTING

TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.

PROCEDURES

TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which TAM serves as adviser or sub-adviser3 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which TAM has voting responsibility1.

SOLE VOTING RESPONSIBILITY

The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to TAM's Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers designated by TAM's President, determines how the proxies shall be voted applying TAM's policy guidelines. TAM's General Counsel or his designee attends Proxy Voting Committee meetings to field any potential conflict issues and document voting determinations. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. TAM's General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.

SHARED VOTING RESPONSIBILITY

TAM may share voting responsibility with a client who has retained the right to veto TAM's voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with TAM's determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.

Conflicts of Interest

Should any portfolio manager, research analyst, member of senior management or anyone else at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. TAM's General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, TAM's General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that TAM votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise TAM how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.

Recordkeeping

TAM shall maintain required records relating to votes cast, client requests for information and TAM's proxy voting policies and procedures in accordance with applicable law.

(1) Advisers of certain mutual funds sub-advised by TAM have retained their own authority to vote proxies.

TRANSAMERICA INVESTMENT MANAGEMENT, LLC

PROXY VOTING POLICY

                                  INTRODUCTION

Normally, clients for which Transamerica Investment Management, LLC ("TIM") has full discretionary investment authority expect TIM to vote proxies in accordance with TIM's Proxy Voting Policy (the "Policy"). As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. Clients may also ask TIM to vote their proxies in accordance with specific Client Proxy guidelines.

                               STATEMENT OF POLICY

It is the policy of TIM to vote proxies in the best interest of its clients at all times.

TIM has proxy voting policy guidelines (the "Guidelines") regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots. The Guidelines are attached to this Policy as Appendix A.

                                 PROXY COMMITTEE

In order to implement and monitor this Policy, TIM shall establish a Proxy Committee (the "Committee"), which will have responsibility for review of proxies voted by or to be voted by TIM, as well as to resolve issues which may arise in the process of voting proxies.

The Committee shall meet at a minimum annually and on an as needed basis. It shall not be required that the Committee members meet in person; in fact, it is contemplated that certain Committee members will take part in meetings via teleconference. The Committee shall consist of at least one Portfolio Manager, a member of the Legal/Compliance department, and other staff members of TIM as may be designated from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

It shall be the Committee's responsibility to ensure that proxy votes are made in accordance with the Policy. Issues shall be raised to the Committee when needed and as appropriate to effectively carry out TIM's proxy decisions. When applicable, the Committee shall review written materials pertinent to the vote at hand and shall hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote. Committee decisions and a record of Committee meetings shall be recorded and maintained by the Legal/Compliance department.

                         USE OF INDEPENDENT THIRD PARTY

TIM will maintain the services of a qualified independent third party (the "Independent Third Party") to provide guidance on proxy voting issues. The Independent Third Party is set forth in Appendix B. TIM will consider the research provided by the Independent Third Party when making voting decisions on proxy issues, however, the final determination on voting rests with TIM.

                  CONFLICTS OF INTEREST BETWEEN TIM AND CLIENTS

TIM recognizes the potential for material conflicts that may arise between its own interests and those of the Clients. To address these concerns, TIM will take one of the following steps to avoid any impropriety or the appearance of impropriety: a) Vote in accordance with the recommendation of the Independent Third Party; or b) Obtain the consent(s) of the Client(s) whose accounts are involved in the conflict.

                    PROVISION OF TIME PROXY POLICY TO CLIENTS

TIM will make available to all Clients a copy of its Policy by maintaining a current version of the Policy on its website (www.timllc.com). Also, a copy of the Policy will be mailed to any Client at any time upon request.

                                   APPENDIX A
                         PROXY VOTING POLICY GUIDELINES

The following is a concise summary of TIM's proxy voting policy guidelines.

1.AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

   - An auditor has a financial interest in or association with the company, and is therefore not independent,

   -  Fees for non-audit services are excessive, or

   - There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES .

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by TIM's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK Vote

AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. TIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question. Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote AGAINST proposals by management seeking approval to reprice options.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

-  Purchase price is at least 85 percent of fair market value

-  Offering period is 27 months or less, and

-  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                   APPENDIX B
                             INDEPENDENT THIRD PARTY

The following provider has been selected by TIM to function as the Independent Third Party as set forth in the Policy. Institutional Shareholder Services, Inc. ("ISS")

                                   APPENDIX D

                          PORTFOLIO MANAGER INFORMATION

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE VP

                                REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                      COMPANIES                  VEHICLES               OTHER ACCOUNTS
                               ----------------------    -----------------------    ------------------------
                                             ASSETS                     ASSETS                    ASSETS
     PORTFOLIO MANAGER          NUMBER      MANAGED       NUMBER       MANAGED      NUMBER        MANAGED
---------------------------    -------    -----------    -------    ------------    ------    --------------
Charles A. Ritter                 10      $4 billion       0            $0            3       $172 million
Brendan Healy                     10      $4 billion        0            $0            3       $172 million

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
                  PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Charles A. Ritter     0    $0   0   $ 0      0    $0
Brendan Healy         0    $0   0   $ 0      0    $0

CONFLICTS OF INTEREST

As of December 31, 2007, the sub-adviser for the fund believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are D-responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system. Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

COMPENSATION

As of December 31, 2007, each portfolio manager's compensation consisted of a fixed base salary, a discretionary incentive compensation in the form of an annual cash bonus, and deferred compensation plans. The portfolio manager's compensation is not directly tied to the value of assets held in client portfolios. The base pay is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund's true peers based on internal investment mandates. Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative level of responsibility. Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for Transamerica American Century Large Company Value VP. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Transamerica American Century Large Company Value VP is not separately considered in determining portfolio manager compensation. A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research project and the development of new products. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

OWNERSHIP OF SECURITIES

As of December 31, 2007, neither of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA ASSET ALLOCATION -- CONSERVATIVE VP




                                 REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                       COMPANIES                    VEHICLES                 OTHER ACCOUNTS*
                               --------------------------    -------------------        --------------------------
                                              ASSETS                     ASSETS                        ASSETS
     PORTFOLIO MANAGER          NUMBER        MANAGED         NUMBER     MANAGED        NUMBER         MANAGED
--------------------------     --------   ---------------    --------   --------       -------     --------------
Jon Hale                           15      $20.2 billion         0         $0            42,134      $998 million
Maciej Kowara                      15      $20.2 billion         0         $0            42,134      $998 million
Jeff McConnell                     15      $20.2 billion         0         $0            42,134      $998 million
Mike Stout                         15      $20.2 billion         0         $0            42,134      $998 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON
                        THE PERFORMANCE OF THE ACCOUNT.)

Jon Hale            0       $0      0       $0     0    $0
Maciej Kowara       0       $0      0       $0     0    $0
Jeff McConnell      0       $0      0       $0     0    $0
Mike Stout          0       $0      0       $0     0    $0

TRANSAMERICA ASSET ALLOCATION -- GROWTH VP

                                REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                      COMPANIES                   VEHICLES                 OTHER ACCOUNTS*
                               -----------------------    ----------------------      --------------------------
                                            ASSETS                       ASSETS                      ASSETS
   PORTFOLIO MANAGER           NUMBER       MANAGED         NUMBER       MANAGED      NUMBER         MANAGED
-----------------------        ------   --------------    ----------    --------      ------    ----------------
Jon Hale                        15       $19.4 billion         0           $0         42,134      $998 million
Maciej Kowara                   15       $19.4 billion         0           $0         42,134      $998 million
Jeff McConnell                  15       $19.4 billion         0           $0         42,134      $998 million
Mike Stout                      15       $19.4 billion         0           $0         42,134      $998 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON
                        THE PERFORMANCE OF THE ACCOUNT.)

Jon Hale           0     $0    0    $0     0     $0
Maciej Kowara      0     $0    0    $0     0     $0
Jeff McConnell     0     $0    0    $0     0     $0
Mike Stout         0     $0    0    $0     0     $0

TRANSAMERICA ASSET ALLOCATION -- MODERATE VP

                                  REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                        COMPANIES                   VEHICLES              OTHER ACCOUNTS*
                               ---------------------------   -------------------      ------------------------
                                                ASSETS                  ASSETS                      ASSETS
     PORTFOLIO MANAGER           NUMBER        MANAGED       NUMBER     MANAGED       NUMBER        MANAGED
---------------------------    --------     --------------   ------   ----------      ------    --------------
Jon Hale                            15      $18.1 billion      0          $0          42,134     $998 million
Maciej Kowara                       15      $18.1 billion      0          $0          42,134     $998 million
Jeff McConnell                      15      $18.1 billion      0          $0          42,134     $998 million
Mike Stout                          15      $18.1 billion      0          $0          42,134     $998 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON
                        THE PERFORMANCE OF THE ACCOUNT.)

Jon Hale           0      $0    0    $0   0     $0
Maciej Kowara      0      $0    0    $0   0     $0
Jeff McConnell     0      $0    0    $0   0     $0
Mike Stout         0      $0    0    $0   0     $0

TRANSAMERICA ASSET ALLOCATION -- MODERATE GROWTH VP



                                REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                      COMPANIES                   VEHICLES                 OTHER ACCOUNTS*
                               ------------------------    -----------------------    -------------------------
                                            ASSETS                     ASSETS                       ASSETS
     PORTFOLIO MANAGER         NUMBER       MANAGED        NUMBER     MANAGED         NUMBER        MANAGED
---------------------------    ------   ---------------    ------   ------------      ------   ----------------
Jon Hale                          15    $15.97 billion       0         $0             42,134     $998 million
Maciej Kowara                     15    $15.97 billion       0         $0             42,134     $998 million
Jeff McConnell                    15    $15.97 billion       0         $0             42,134     $998 million
Mike Stout                        15    $15.97 billion       0         $0             42,134     $998 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON
                        THE PERFORMANCE OF THE ACCOUNT.)

Jon Hale           0    $0    0    $0   0    $0
Maciej Kowara      0    $0    0    $0   0    $0
Jeff McConnell     0    $0    0    $0   0    $0
Mike Stout         0    $0    0    $0   0    $0

TRANSAMERICA INTERNATIONAL MODERATE GROWTH VP




                                REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                      COMPANIES                  VEHICLES                 OTHER ACCOUNTS*
                               -----------------------    -----------------------   ---------------------------
                                             ASSETS                     ASSETS                        ASSETS
     PORTFOLIO MANAGER          NUMBER       MANAGED        NUMBER      MANAGED      NUMBER          MANAGED
---------------------------     -------   -------------    ---------   ----------    --------     --------------
Jon Hale                          15     $20.9 billion         0        $0            42,134     $998 million
Maciej Kowara                     15     $20.9 billion         0        $0            42,134     $998 million
Jeff McConnell                    15     $20.9 billion         0        $0            42,134     $998 million
Mike Stout                        15     $20.9 billion         0        $0            42,134     $998 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY
     EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED
                      ON THE PERFORMANCE OF THE ACCOUNT.)

Jon Hale            0      $0      0    $0     0    $0
Maciej Kowara       0      $0      0    $0     0    $0
Jeff McConnell      0      $0      0    $0     0    $0
Mike Stout          0      $0      0    $0     0    $0

----------
* Relates to individual retirement accounts that Morningstar has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar's managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.

COMPENSATION

All of the above mentioned co-portfolio managers' compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar. The co-portfolio managers' annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar, and the distribution of that pool is at the discretion of the president of Morningstar, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar. The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially own shares of any equity securities in the portfolios.

TRANSAMERICA BLACKROCK LARGE CAP VALUE VP

                                             REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                                   COMPANIES                        VEHICLES                  OTHER ACCOUNTS
                                           ---------------------------    -------------------------      -------------------------
                                                            ASSETS                        ASSETS                         ASSETS
         PORTFOLIO MANAGER                 NUMBER           MANAGED       NUMBER         MANAGED         NUMBER          MANAGED
--------------------------------------     ------      ---------------    ------      -------------      ------     --------------
Robert C. Doll                               22        $ 20.42 billion      13        $ 7.73billion      $   20     $ 3.62 billion
Daniel Hanson                                22        $ 20.42 billion      13        $ 7.73billion                 $ 3.62 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Robert C. Doll                              0           $ 0           0           $ 0            10            $1.36 billion
Daniel Hanson                               0           $ 0           0           $ 0            10            $1.36 billion

CONFLICTS OF INTEREST

As of December 31, 2007, the sub-adviser believed that real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following: Certain investments may be appropriate for the portfolio and also for other clients advised by BlackRock and its affiliates, including other client accounts managed by a portfolio management team. Investment decisions for the portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of BlackRock and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the portfolio may differ from the results achieved by other clients of BlackRock and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by BlackRock to be equitable to each. BlackRock will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the portfolio. Purchase and sale orders for the portfolio may be combined with those of other clients of BlackRock and its affiliates in the interest of achieving the most favorable net results to the portfolio. To the extent that the portfolio's portfolio management team has responsibilities for managing accounts in addition to the portfolio, the portfolio manager will need to divide his time and attention among relevant accounts. In some cases, a real, potential or apparent conflict may also arise where (i) BlackRock may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

COMPENSATION

As of December 31, 2007, the portfolio manager compensation program of BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. Due to Mr. Doll's unique position (as vice Chairman, Director, Portfolio Manager and Global Chief Investment Officer for Equities of BlackRock), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, portfolio manager's compensation can be based on BlackRock's investment performance, financial results of BlackRock, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. he ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

Other Compensation Programs

Portfolio Managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

OWNERSHIP OF SECURITIES

As of December 31, 2007, the portfolio managers did not beneficially own any equity securities in the portfolio.

TRANSAMERICA CAPITAL GUARDIAN GLOBAL VP

                           REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                COMPANIES(1)                VEHICLES(2)           OTHER ACCOUNTS(3,4)
                          -----------------------   -------------------------  ------------------------
                                       ASSETS                    ASSETS                      ASSETS
   PORTFOLIO MANAGER      NUMBER      MANAGED       NUMBER       MANAGED        NUMBER       MANAGED
-----------------------   ------   --------------   ------   ----------------   ------   ---------------
Terry Berkemeir              9     $ 3.57 billion     11     $  10.81 billion    184    $ 52.85 billion
Michael R. Ericksen         10     $ 3.97 billion     20     $  15.66 billion    267    $ 85.65 billion
David I. Fisher             24     $25.38 billion     29     $  37.41 billion    263    $ 85.60 billion
Richard N. Havas            12     $ 4.48 billion     22     $  26.60 billion    170    $ 61.46 billion
Nancy J. Kyle               11     $ 4.33 billion     16     $  24.51 billion    129    $ 44.02 billion
Lionel M. Sauvage           11     $ 4.33 billion     22     $  32.85 billion    254    $ 88.69 billion
Rudolf M. Staehelin         11     $ 4.33 billion     20     $  31.16 billion    233    $ 71.49 billion
Eric H. Stern               12     $ 4.77 billion      6     $   1.88 billion     73    $ 14.79 billion

                               FEE BASED ACCOUNTS
     (THENUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Terry Berkemeir          0      $            0     0     $0     18     $ 9.14 billion
Michael R. Ericksen      0      $            0     0     $0     31     $18.78 billion
David I. Fisher          1      $1.16  billion     0     $0      8     $ 3.59 billion
Richard N. Havas         1      $ 1.16 billion     0     $0      7     $ 2.21 billion
Nancy J. Kyle            1      $ 1.16 billion     0     $0      4     $ 1.64 billion
Lionel M. Sauvage        1      $1.16  billion     0     $0     19     $ 9.52 billion
Rudolf M. Staehelin      1      $ 1.16 billion     0     $0     17     $ 9.56 billion
Eric H. Stern            0      $            0     0     $0      2     $ 1.57 billion

---------------
(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.

TRANSAMERICA CAPITAL GUARDIAN U.S. EQUITY VP

                                REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                     COMPANIES(1)                VEHICLES(2)            OTHER ACCOUNTS(3,4)
                              -------------------------   ------------------------   -------------------------
                                             ASSETS                      ASSETS                    ASSETS
    PORTFOLIO MANAGER         NUMBER         MANAGED      NUMBER        MANAGED      NUMBER       MANAGED
---------------------------   ------   ----------------   ------  ----------------   ------   ----------------
Terry Berkemeir                  9     $  3.57 billion     11     $  10.81 billion      184   $ 52.85 billion
Michael R. Ericksen             10     $  3.96 billion     20     $  15.66 billion      267   $ 85.65 billion
David I. Fisher                 24     $ 25.38 billion     29     $  37.41 billion      263   $ 85.60 billion
Karen A. Miller                 12     $  5.11 billion     12     $   2.42 billion      154   $ 48.23 billion
Theodore R. Samuels             12     $  5.11 billion     11     $   4.28 billion      334   $ 30.24 billion
Eric H. Stern                   11     $  4.56 billion      6     $   1.88 billion       73   $ 14.79 billion
Alan J. Wilson                  13     $  8.12 billion      8     $   2.23 billion       91   $ 24.00 billion

                               FEE BASED ACCOUNTS
       (THENUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
  BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON
                        THE PERFORMANCE OF THE ACCOUNT.)

Terry Berkemeir                 0     $           0     0     $   0     18     $  9.14 billion
Michael R. Ericksen             0     $           0     0     $   0     31     $ 18.78 billion
David I. Fisher                 1     $1.16 billion     0     $   0      8     $  3.59 billion
Karen A. Miller                 0     $           0     0     $   0     17     $ 11.16 billion
Theodore R. Samuels             0     $           0     0     $   0      3     $  1.79 billion
Eric H. Stern                   0     $           0     0     $   0      2     $  1.57 billion
Alan J. Wilson                  0     $           0     0     $   0      4     $  2.08 billion

--------------
(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.

TRANSAMERICA CAPITAL GUARDIAN VALUE VP

                                    REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                         COMPANIES(1)                     VEHICLES(2)              OTHER ACCOUNTS(3,4)
                               ----------------------------------   -------------------------   --------------------------
                                                      ASSETS                        ASSETS                    ASSETS
     PORTFOLIO MANAGER         NUMBER                MANAGED        NUMBER         MANAGED      NUMBER        MANAGED
----------------------------   ------             ---------------   -------   ---------------   -------   ----------------
Todd S. James                     4               $  1.41 billion       3     $  0.30 billion     244     $  7.79 billion
Karen A. Miller                  12               $  4.35 billion      12     $  2.42 billion     154     $ 48.23 billion
Theodore R. Samuels              12               $  4.35 billion      11     $  4.28 billion     334     $ 30.24 billion

                               FEE BASED ACCOUNTS
       (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
              BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Todd S. James          0    $     0    0    $  0      0   $             0
Karen A. Miller        0    $     0    0    $  0     17   $ 11.16 billion
Theodore R. Samuels    0    $     0    0    $  0      3   $  1.79 billion

--------------------------

(1) Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(2) Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(3) Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

(4) Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.

CONFLICTS OF INTEREST

Capital Guardian Trust Company ("CGTC") has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and and eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.

The benchmarks used to measure performance of the portfolio managers for Transamerica Capital Guardian Global VP include, as applicable, an adjusted MSCI EAFE Index, a Non-US Consultant Universe, an adjusted Lipper Global Index, an adjusted MSCI World Index, a customized Growth and Income Index based on the Lipper Growth and Income Index, the MSCI North America Index, and the MSCI USA Index; the benchmarks used to measure performance of the portfolio managers for Transamerica Capital Guardian Value VP include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index; and the benchmarks used to measure performance of the portfolio managers for Transamerica Capital Guardian U.S. Equity VP include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

OWNERSHIP OF SECURITIES

To our knowledge, as of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolios.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES VP

                                REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                     COMPANIES                  VEHICLES                OTHER ACCOUNTS
                               -----------------------   ------------------------   ------------------------
                                               ASSETS                ASSETS                     ASSETS
     PORTFOLIO MANAGER         NUMBER          MANAGED   NUMBER      MANAGED        NUMBER      MANAGED
----------------------------   ------         --------   ------   ---------------   ------   ---------------
T. Ritson Ferguson                20    $ 14.4 billion     11     $   872 million     61     $  2.4 billion
Joseph P. Smith                   17    $ 13.8 billion     11     $   872 million     56     $  2.3 billion
Steven D. Burton                  17    $ 13.7 billion      1     $    27 million     39     $  1.7 billion

                               FEE BASED ACCOUNTS
       (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
              BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

T. Ritson Ferguson     1    $  212 million     8     $ 608 million     5     $ 397 million
Joseph P. Smith        1    $  212 million     8     $ 608 million     4     $ 108 million
Steven D. Burton       1    $  212 million     0           $ 0         1     $ 289 million

CONFLICTS OF INTEREST

As of December 31, 2007, the sub-adviser for the fund believed that conflicts of interest are mitigated by the following allocation procedures. The Investment Policy Committee (IPC) reviews all client accounts invested in a particular strategy and determines the desired holdings and percentage of a specific security in those client accounts. These allocation models are entered into the Moxy system, which automates the allocation of all purchases and sales according to the established targets. A pre-allocation is entered initially into Moxy. Each portfolio receives its proportionate share of the amount executed, whether in its entirety or a partial execution. Allocations are done on a total portfolio market value so no account receives a disproportionate amount over another. Each advisory client account is treated equal. No one is favored. A security matrix report is generated a week before month end to compare the percentage of each holding in relation to the other accounts in that model. Any large deviations are corrected before month end. Likewise, allocations of initial public offerings are allocated pro rata to eligible accounts.

COMPENSATION

As of December 31, 2007, there are three pieces of compensation for portfolio managers' salary, bonus and deferred compensation. Salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA FEDERATED MARKET OPPORTUNITY VP

                                REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                     COMPANIES                 VEHICLES              OTHER ACCOUNTS
                               ----------------------   ------------------------   -------------------
                                            ASSETS                   ASSETS                  ASSETS
     PORTFOLIO MANAGER         NUMBER      MANAGED      NUMBER       MANAGED       NUMBER    MANAGED
----------------------------   ------   -------------   ------   ---------------   ------   ----------
Steven J. Lehman                 3      $ 1.9 billion      1     $   994 million     0      $      0

                               FEE BASED ACCOUNTS
       (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
               BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Steven J. Lehman                 0      $ 0               0      $ 0                 0      $ 0

CONFLICTS OF INTEREST

As of December 31, 2007, the sub-adviser for the fund believed, as a general matter, that certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from portfolio trades ("soft dollars"). The sub-adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.

COMPENSATION

Steven Lehman is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance
(IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index). In addition, IPP will also be measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Steven Lehman is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Mr. Lehman was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

OWNERSHIP OF SECURITIES

As of December 31, 2007, the portfolio manager did not beneficially own any equity securities in the portfolio.

TRANSAMERICA INDEX 50 VP

                                          REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                                COMPANIES                       VEHICLES                     OTHER ACCOUNTS
                                         ------------------------      --------------------------      --------------------------
                                                         ASSETS                          ASSETS                          ASSETS
        PORTFOLIO MANAGER                 NUMBER         MANAGED         NUMBER          MANAGED        NUMBER          MANAGED
-----------------------------------      ---------      ---------      -----------      ---------      ----------      ----------
Jeff Whitehead                               0             $0              -0-             $0              2           $27 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
                  PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Jeff Whitehead   0   $0   0   $0   0   $0

TRANSAMERICA INDEX 75 VP

                                         REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                               COMPANIES                       VEHICLES                     OTHER ACCOUNTS
                                        ------------------------      --------------------------      --------------------------
                                                        ASSETS                          ASSETS                          ASSETS
        PORTFOLIO MANAGER                NUMBER         MANAGED         NUMBER          MANAGED        NUMBER          MANAGED
----------------------------------      ---------      ---------      -----------      ---------      ----------      ----------
Jeff Whitehead                               0             $0              -0-             $0              2           $27 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
                  PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Jeff Whitehead   0   $0   0   $0   0   $0

CONFLICTS OF INTEREST

At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

COMPENSATION

As of December 31, 2007, a portfolio manager's compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA's stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser's deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.

OWNERSHIP OF SECURITIES

As of December 31, 2007, the portfolio manager did not beneficially own any shares of the portfolios.

TRANSAMERICA JPMORGAN CORE BOND VP

                                         REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                               COMPANIES                       VEHICLES                     OTHER ACCOUNTS
                                       ---------------------------     --------------------------     ---------------------------
                                                        ASSETS                          ASSETS                           ASSETS
          PORTFOLIO MANAGER             NUMBER         MANAGED          NUMBER         MANAGED          NUMBER          MANAGED
----------------------------------     ---------     -------------     ---------     ------------     ----------     ------------
Douglas Swanson                            6         $9.3 million         5          $2.9 million          45        $8.5 million

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
                   PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Douglas Swanson   0   $0   0   $0   0   $0

TRANSAMERICA JPMORGAN ENHANCED INDEX VP

                                           REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                                 COMPANIES                       VEHICLES                    OTHER ACCOUNTS
                                        ---------------------------     -------------------------     ---------------------------
                                                         ASSETS                         ASSETS                          ASSETS
          PORTFOLIO MANAGER             NUMBER          MANAGED          NUMBER        MANAGED         NUMBER          MANAGED
----------------------------------     --------     ---------------     --------     ------------     ---------     ------------
Terance Chen                               5         $458.9 million         6         $1 billion          7         $5.5 billion
Raffaele Zingone                           9           $2 billion           2        $1.7 billion        10         $8.5 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
                  PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Terance Chen       0   $0   0   $0   4   $1.2 billion
Raffaele Zingone   0   $0   0   $0   0       $0

TRANSAMERICA JPMORGAN MID CAP VALUE VP

                                          REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                                COMPANIES                      VEHICLES                   OTHER ACCOUNTS
                                       ---------------------------     -------------------------     --------------------------
                                                         ASSETS                        ASSETS                         ASSETS
          PORTFOLIO MANAGER             NUMBER           MANAGED        NUMBER         MANAGED         NUMBER         MANAGED
----------------------------------     ---------     -------------     --------     ------------     ---------     ------------
Jonathan Simon                            14         $10.5 billion         4        $1.3 million         32        $3.4 billion
Lawrence Playford                          9         $9.2 billion          0             $ 0             29        $3.4 billion
Gloria Fu                                  9         $9.2 billion          0             $ 0             29        $3.4 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
                   PORTFOLIO MANAGER WITH RESPECT TO WHICH THE
            ADVISORY FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Jonathan Simon      0   $0   0   $0   0   $0
Lawrence Playford   0   $0   0   $0   0   $0
Gloria Fu           0   $0   0   $0   0   $0

POTENTIAL CONFLICTS

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan's and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan's Codes of Ethics and JPMorgan Chase & Co.'s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example, orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan's and its affiliates duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For instance, accounts that would receive a de minims allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities also cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates. These elements reflect individual performance and the performance of JP Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolios.

TRANSAMERICA JENNISON GROWTH VP

                           REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                 COMPANIES                 VEHICLES               OTHER ACCOUNTS
                          ----------------------   -----------------------   ------------------------
                                      ASSETS                    ASSETS                    ASSETS
  PORTFOLIO MANAGER       NUMBER      MANAGED      NUMBER       MANAGED      NUMBER       MANAGED
-----------------------   ------   -------------   ------   --------------   ------  ----------------
Michael A. Del Balso         12    $10.3 billion      5     $  1.4 billion    11(1)  $1.1  billion
Kathleen A. McCarragher      12    $  10 billion      3     $  310 million    44     $5.4  billion(2)
Spiros Segalas               16    $21.3 billion      2     $  281 million     9     $2.2  billion

                               FEE BASED ACCOUNTS
     (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED
                      ON THE PERFORMANCE OF THE ACCOUNT.)

Michael A. Del Balso       0    $  0            0    $  0            0    $ 0
Kathleen A. McCarragher    1    $1.1 billion    0    $  0            0    $ 0
Spiros Segalas             0    $  0            3    $175 million    0    $ 0

----------
(1) Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

(2) The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.

CONFLICTS OF INTEREST

As of December 31, 2007, the sub-adviser for the fund believed that in managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION

As of December 31, 2007, Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors, listed in order of importance, will be reviewed for each portfolio manager:

- One- and three-year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000 Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

-     Historical and long-term business potential of the product strategies;

-     Qualitative factors such as teamwork and responsiveness; and

- Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP VP

                         REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                               COMPANIES                      VEHICLES         OTHER ACCOUNTS
                        ----------------------   -----------------------   -----------------------
                                     ASSETS                   ASSETS                   ASSETS
 PORTFOLIO MANAGER      NUMBER      MANAGED      NUMBER       MANAGED      NUMBER      MANAGED
---------------------   ------   -------------   ------   --------------   ------   --------------
John Goode                7      $5.70 billion      4     $ 0.36 billion   47,666   $11.31 billion
Peter Hable               9      $7.48 billion      4     $ 0.36 billion   47,666   $11.31 billion

                               FEE BASED ACCOUNTS
     (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY
          EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE
                  IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

John Goode     0    $ 0    1   $0.01 billion    0    $ 0
Peter Hable    0    $ 0    1   $0.01 billion    0    $ 0

CONFLICTS OF INTEREST

As of December 31, 2007, the sub-adviser believed that potential conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed above.

The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

                      INVESTMENT PROFESSIONAL COMPENSATION

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the "Plans") for its investment professionals, including the fund's portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

INCENTIVE COMPENSATION

Investment performance is the key component in determining the final incentive award for all of ClearBridge's investment professionals. A portfolio manager's initial incentive award is based on the investment professional's ongoing contribution to ClearBridge's investment and business results and externally measured competitive pay practices for the portfolio managers position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a "peer group" of non-ClearBridge investment managers and the products pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge's centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing portfolio manager questionnaire survey and stock picking performance. The analyst's stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

DEFERRED AWARD

Up to 20% of an investment professional's annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

As of December 31, 2007, neither portfolio manager beneficially owned any equity securities in the portfolio.

TRANSAMERICA MARSICO GROWTH VP

                          REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                               COMPANIES                  VEHICLES             OTHER ACCOUNTS
                         ----------------------   -----------------------   ----------------------
                                     ASSETS                    ASSETS                   ASSETS
  PORTFOLIO MANAGER      NUMBER      MANAGED      NUMBER       MANAGED      NUMBER      MANAGED
----------------------   ------   -------------   ------   --------------   ------   -------------
Thomas F. Marsico          40     $41.5 million     15     $  2.9 million    169*    $29.2 million

                               FEE BASED ACCOUNTS
      (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED
    BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED
                      ON THE PERFORMANCE OF THE ACCOUNT.)

Thomas F. Marsico    0     $0     0    $-0-    0     $0

----------
* One of the other accounts' is a wrap fee platform which includes approximately 30,256 underlying clients for total assets of approximately $13,736mm).

CONFLICTS OF INTEREST

As a general matter, Marsico Capital Management, LLC ("MCM") faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.

The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

COMPENSATION

Compensation for MCM's portfolio managers and research analysts consists of a base salary (re-evaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution. In addition, MCM's portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager's performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager's leadership within MCM's Investment Management Team, contributions to MCM's overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

OWNERSHIP OF SECURITIES

None; MCM's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.

TRANSAMERICA MFS HIGH YIELD VP

                                    REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                           COMPANIES               VEHICLES               OTHER ACCOUNTS
                                    ---------------------   -----------------------   -----------------------
                                                ASSETS                  ASSETS                    ASSETS
       PORTFOLIO MANAGER            NUMBER     MANAGED      NUMBER      MANAGED       NUMBER      MANAGED
-------------------------------     ------   ------------   ------   --------------   ------   --------------
John F. Addeo                           13   $4.2 billion     3      $485.4 million      2     $517.5 million
David P. Cole                           11   $4.2 billion     2      $212.4 million      0     $    0
Matthew W. Ryan                         11   $4.2 billion     2      $212.4 million      0     $    0

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

John F. Addeo          0      $ 0      0      $ 0      0      $ 0
David P. Cole          0      $ 0      0      $ 0      0      $ 0
Matthew W. Ryan        0      $ 0      0      $ 0      0      $ 0

TRANSAMERICA MFS INTERNATIONAL EQUITY VP

                                    REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                           COMPANIES               VEHICLES               OTHER ACCOUNTS
                                    ----------------------   -----------------------   ----------------------
                                                 ASSETS                  ASSETS                    ASSETS
       PORTFOLIO MANAGER            NUMBER      MANAGED      NUMBER      MANAGED       NUMBER      MANAGED
---------------------------------   ------   -------------   ------   --------------   ------   -------------
David R. Mannheim                     16     $11.5 billion     5      $  2.3 billion     89     $24.3 billion
Marcus L. Smith                       12     $ 10 billion      2      $  120 million     26     $6.8 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

David R. Mannheim              0     $ 0    0    $ 0     12    $  3.2 billion
Marcus L. Smith                0     $ 0    0    $ 0      1    $455.2 million

CONFLICTS OF INTEREST

As of December 31, 2007, MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts. The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio. MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio -- for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

As of December 31, 2007, portfolio managers total cash compensation is a combination of base salary and performance bonus:

- Base Salary - Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

- Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared. With respect to Funds with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Fund's prospectus but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Fund.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

- The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolios.

TRANSAMERICA MUNDER NET 50 VP

                                    REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                           COMPANIES               VEHICLES               OTHER ACCOUNTS
                                    ----------------------   -----------------------   ----------------------
                                                 ASSETS                    ASSETS                  ASSETS
       PORTFOLIO MANAGER            NUMBER      MANAGED       NUMBER       MANAGED     NUMBER      MANAGED
-------------------------------     ------   -------------   ---------   ----------    ------   -------------
Kenneth Smith                         3      $ 724 million       0          $  0          8     $24.7 million
Jonathan Woodley                      3      $ 724 million       0          $  0          8     $23.3 million
Mark Lebovitz                         3      $ 724 million       0          $  0          4     $23.3 million

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Kenneth Smith               0     $ 0     0     $ 0     0     $ 0
Jonathan Woodley            0     $ 0     0     $ 0     0     $ 0
Mark Lebovitz               0     $ 0     0     $ 0     0     $ 0

Note: If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

CONFLICTS OF INTEREST

PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Munder's personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder Capital Management and of its subsidiary Pierce Street Advisors, LLC ("Pierce Street"), as applicable. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), may provide services for clients of both Munder and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

- POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGEMENT TEAMS AND MUNDER: Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). Munder and Pierce Street may compensate portfolio management team personnel differently depending on the nature of the a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

      If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund's trading activity. In addition, a portfolio management team may take a short position in a security on behalf of a Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

- POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED ACCOUNTS: Even if there is no financial or other advantage to members of the portfolio management team or Munder, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

      Although Munder does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.

Munder and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder, Pierce Street and the portfolio management teams may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of the Munder or Pierce Street will achieve their intended result.

COMPENSATION

The compensation package for all members of Munder's portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.

Munder strives to offer industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Members of Munder's portfolio management teams are eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, Munder considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, performance is measured relative to that account's benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.

Members of the portfolio management teams were historically eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. These long-term incentive plans effectively expired in late 2004 and early 2005. Effective January 2, 2007, key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital Management. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA PIMCO TOTAL RETURN VP

                                     REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                            COMPANIES                VEHICLES               OTHER ACCOUNTS
                                     ---------------------   ------------------------   ----------------------
                                                ASSETS                      ASSETS                  ASSETS
          PORTFOLIO MANAGER          NUMBER     MANAGED      NUMBER         MANAGED     NUMBER      MANAGED
----------------------------------   ------   ------------   ------      ------------   ------   -------------
Chris P. Dialynas                      13     $3.2 billion     15        $7.4 billion     99     $46.6 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Chris P. Dialynas        0      $ 0      0      $ 0      11     $3.4 billion

CONFLICTS OF INTEREST

As of December 31, 2007, the sub-adviser believed that, from time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. The other accounts might also have different investment objectives or strategies than the fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of portfolio manager's day-to-day management of the fund. Because of their positions with the fund, the portfolio manager knows the size, timing and possible market impact of the fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the fund on a fair and equitable basis over time.

COMPENSATION

As of December 31, 2007, PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

- 3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

- Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

-     Amount and nature of assets managed by the portfolio manager;

- Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

- Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

- Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

-     Contributions to asset retention, gathering and client satisfaction;

-     Contributions to mentoring, coaching and/or supervising; and

-     Personal growth and skills added.

A portfolio manager's compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors and PIMCO, over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investor's profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

As of December 31, 2007, the portfolio manager did not beneficially own any equity securities in the portfolio.

TRANSAMERICA T. ROWE PRICE EQUITY INCOME VP

                               REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                     COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                             -------------------------      ------------------------    -----------------------
                                              ASSETS                                                  ASSETS
   PORTFOLIO MANAGER           NUMBER        MANAGED         NUMBER        MANAGED       NUMBER      MANAGED
----------------------       ----------    -----------      --------    ------------    --------    -----------
Brian Rogers                     14        $ 33.4 billion        2        $ 860 million      15       $1.5 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Brian Rogers        0         $0         0         $0         0          $0

TRANSAMERICA T. ROWE PRICE GROWTH STOCK VP

                               REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                     COMPANIES                      VEHICLES              OTHER ACCOUNTS
                             ---------------------------    ----------------------   ------------------------
                                             ASSETS                     ASSETS                     ASSETS
   PORTFOLIO MANAGER           NUMBER        MANAGED        NUMBER      MANAGED       NUMBER       MANAGED
----------------------       ----------   --------------   --------   ------------   --------   -------------
P. Robert Bartolo                11       $ 31.6 billion      1       $232 million      7       $ 436 million

                               FEE BASED ACCOUNTS
   (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

P. Robert Bartolo                0              $0            0          $0             0           $0

TRANSAMERICA T. ROWE PRICE SMALL CAP VP

                               REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                     COMPANIES                      VEHICLES              OTHER ACCOUNTS
                             ---------------------------    ----------------------   ------------------------
                                             ASSETS                     ASSETS                     ASSETS
   PORTFOLIO MANAGER           NUMBER        MANAGED        NUMBER      MANAGED       NUMBER       MANAGED
----------------------       ----------   --------------   --------   ------------   --------   -------------
Sudhir Nanda                     2        $  453 million      0           $0             0           $0

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Sudhir Nanda        0         $0         0         $0         0          $0

CONFLICTS OF INTEREST

As of December 31, 2007, portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that fund. Consequently, portfolio managers may purchase (or sell) securities for one fund and not another fund. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio Manager's

Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION

As of December 31, 2007, portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g. S&P500) and an applicable Lipper index (e.g.. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds, of competitive investment managements firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all funds managed by the portfolio manager.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolios.

TRANSAMERICA TEMPLETON GLOBAL VP

(TIM)

                          REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                 COMPANIES                      VEHICLES              OTHER ACCOUNTS
                          -------------------------    -----------------------    ------------------------
                                          ASSETS                     ASSETS                     ASSETS
   PORTFOLIO MANAGER       NUMBER         MANAGED       NUMBER       MANAGED       NUMBER       MANAGED
----------------------    ---------    ------------    --------     ----------    --------    ------------
Gary U. Rolle                13        $7.1 billion        0            $0          257       $3.1 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle       0        $0        0       $0       1      $25 million

CONFLICTS OF INTEREST

As of December 31, 2007, Transamerica Investment Management, LLC ("TIM") did not foresee any conflict of interest in the management of the portfolio.

COMPENSATION

As of December 31, 2007, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

OWNERSHIP OF SECURITIES

As of December 31, 2007, the portfolio manager did not beneficially own any shares of equity securities in the portfolios.

(TEMPLETON)

                           REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                 COMPANIES                   VEHICLES                 OTHER ACCOUNTS
                         -------------------------  ---------------------------   -----------------------
                                       ASSETS                        ASSETS                    ASSETS
   PORTFOLIO MANAGER      NUMBER       MANAGED        NUMBER         MANAGED       NUMBER      MANAGED
----------------------   ---------   -------------  ----------   --------------   --------   ------------
Tina Sadler, CFA             9       $ 7.2 billion       3       $  176 million      32      $8.3 billion
Tony Docal, CFA              7       $10.8 billion       4       $ 10.2 billion      51      $9.8 billion
Gary Motyl, CFA             10       $16.8 billion       7       $  2.2 billion      42      $9.9 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Tina Sadler, CFA             0            $0            0        $   0               1       $64.4 million
Tony Docal, CFA              0            $0            1        $96.3 million       1       $64.4 million
Gary Motyl, CFA              0            $0            1        $96.3 million       1       $64.4 million

CONFLICTS OF INTEREST

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

Templeton Investment Counsel, LLC seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

      - Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

      - Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

      - Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

      - Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton Investment Counsel, LLC.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA THIRD AVENUE VALUE VP

                         REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                COMPANIES                   VEHICLES                 OTHER ACCOUNTS
                         ------------------------   -------------------------   ------------------------
                                       ASSETS                      ASSETS                     ASSETS
   PORTFOLIO MANAGER      NUMBER       MANAGED        NUMBER       MANAGED        NUMBER      MANAGED
----------------------   ---------   ------------   ----------   ------------   ----------   ------------
Curtis Jensen                5       $5.1 billion       0        $  0                0*      $  0
Kathleen Crawford            7       $3.6 billion       3        $223 million     $  0       $  0
Yang Lie                     0       $  0               0        $  0              365**     $1.5 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Curtis Jensen                0           $0             0            $0             0            $0
Kathleen Crawford            0           $0             0            $0             0            $0
Yang Lie                     0           $0             0            $0             0            $0

----------
* Mr. Jensen manages four accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

** Wrap relationships count as one account. Ms. Lie manages ten accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

CONFLICTS OF INTEREST

Circumstances may arise under which Third Avenue Management LLC's (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

COMPENSATION

As of December 31, 2007, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolio.

TRANSAMERICA BALANCED VP

                                               REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                                     COMPANIES                    VEHICLES                 OTHER ACCOUNTS
                                            --------------------------    -----------------------    --------------------------
                                                             ASSETS                      ASSETS                       ASSETS
          PORTFOLIO MANAGER                   NUMBER         MANAGED         NUMBER      MANAGED       NUMBER         MANAGED
----------------------------------          ----------    ------------    -----------   ---------    ---------     -----------
Gary U. Rolle (lead-equity)                     13        $7.1 billion          0          $0           257        $3.1 billion
Heidi Y. Hu (lead-fixed)                         8        $731 million          0          $0            24        $2.3 billion
Geoffrey I. Edelstein
(co-manager-equity)                              0        $  0                  0          $0            98        $252 million
Edward S. Han (co-manager-equity)                4        $523 million          0          $0             4        $440 million
John J. Huber (co-manager-equity)                3        $490 million          0          $0             6        $262 million
Peter O. Lopez (co-manager-equity)               1        $ 58 million          0          $0             1        $134 million
Erik U. Rolle (co-manager-equity)                0        $  0                  0          $0             0        $  0

                               FEE BASED ACCOUNTS
(THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
              PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY
                FEE IS BASED ON THE PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle (lead-equity)                      0    $  0            0       $0        1     $25 million
Heidi Y. Hu (lead-fixed)                         0    $  0            0       $0        0     $ 0
Geoffrey I. Edelstein
(co-manager-equity)                              0    $  0            0       $0        0     $ 0
Edward S. Han (co-manager-equity)                2    $107 million    0       $0        0     $ 0
John J. Huber (co-manager-equity)                1    $ 74 million    0       $0        0     $ 0
Peter O. Lopez (co-manager-equity)               0    $  0            0       $0        0     $ 0
Erik U. Rolle (co-manager-equity)                0    $  0            0       $0        0     $ 0

TRANSAMERICA CONVERTIBLE SECURITIES VP

                                               REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                                     COMPANIES                    VEHICLES                 OTHER ACCOUNTS
                                            --------------------------    -----------------------    -------------------------
                                                             ASSETS                      ASSETS                       ASSETS
          PORTFOLIO MANAGER                   NUMBER         MANAGED         NUMBER      MANAGED       NUMBER         MANAGED
----------------------------------          ----------    ------------    -----------   ---------    ---------    ------------
Kirk J. Kim (co-lead)                           5         $782 million          0           $0           4        $735 million
Peter O. Lopez (co-lead)                        1         $ 58 million          0           $0           1        $134 million

                               FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Kirk J. Kim (co-lead)                           1          $37 million           0             $0               0             $0
Peter O. Lopez (co-lead)                        0          $ 0                   0             $0               0             $0

TRANSAMERICA EQUITY VP

                                               REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                                     COMPANIES                    VEHICLES                 OTHER ACCOUNTS
                                            --------------------------    -----------------------    -------------------------
                                                             ASSETS                      ASSETS                       ASSETS
          PORTFOLIO MANAGER                   NUMBER         MANAGED         NUMBER      MANAGED       NUMBER         MANAGED
----------------------------------          ----------    ------------    -----------   ---------    ---------    ------------
Gary U. Rolle (lead-equity)                     13        $7.1 billion          0           $0          257       $3.1 billion
Geoffrey I. Edelstein (co-manager)               0        $  0                  0           $0           98       $252 million
Edward S. Han (co-manager)                       4        $523 million          0           $0            4       $440 million
John J. Huber (co-manager)                       3        $490 million          0           $0            6       $262 million
Peter O. Lopez (co-manager)                      1        $ 58 million          0           $0            1       $134 million
Erik U. Rolle (co-manager)                       0        $  0                  0           $0            0       $  0

                               FEE BASED ACCOUNTS
 (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Gary U. Rolle (lead-equity)             0     $   0             0        $0         1          $25 million
Geoffrey I. Edelstein (co-manager)      0     $   0             0        $0         0          $ 0
Edward S. Han (co-manager)              2     $ 107 million     0        $0         0          $ 0
John J. Huber (co-manager)              1     $  74 million     0        $0         0          $ 0
Peter O. Lopez (co-manager)             0     $   0             0        $0         0          $ 0
Erik U. Rolle (co-manager)              0     $   0             0        $0         0          $ 0

                                               REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
                                                     COMPANIES                    VEHICLES                 OTHER ACCOUNTS
                                            --------------------------    -----------------------    -------------------------
                                                             ASSETS                      ASSETS                      ASSETS
          PORTFOLIO MANAGER                   NUMBER         MANAGED         NUMBER      MANAGED       NUMBER        MANAGED
----------------------------------          ----------    ------------    -----------   ---------    ---------    ------------
Gary U. Rolle (lead-equity)                     13        $7.1 billion          0           $0          257       $3.1 billion
Geoffrey I. Edelstein (co-manager)               0        $  0                  0           $0           98       $252 million
Edward S. Han (co-manager)                       4        $523 million          0           $0            4       $440 million
John J. Huber (co-manager)                       3        $490 million          0           $0            6       $262 million
Peter O. Lopez (co-manager)                      1        $ 58 million          0           $0            1       $134 million
Erik U. Rolle (co-manager)                       0        $  0                  0           $0            0       $  0

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                               PERFORMANCE OF THE
                                     ACCOUNT.)

Gary U. Rolle (lead-equity)             0     $  0              0        $0         1          $25 million
Geoffrey I. Edelstein (co-manager)      0     $  0              0        $0         0          $ 0
Edward S. Han (co-manager)              2     $107 million      0        $0         0          $ 0
John J. Huber (co-manager)              1     $ 74 million      0        $0         0          $ 0
Peter O. Lopez (co-manager)             0     $  0              0        $0         0          $ 0
Erik U. Rolle (co-manager)              0     $  0              0        $0         0          $ 0

TRANSAMERICA EQUITY II VP

TRANSAMERICA GROWTH OPPORTUNITIES VP

                                          REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                                COMPANIES                      VEHICLES                      OTHER ACCOUNTS
                                        --------------------------  --------------------------------  --------------------------
                                                       ASSETS                           ASSETS                     ASSETS
PORTFOLIO MANAGER                        NUMBER        MANAGED          NUMBER       MANAGED NUMBER    NUMBER      MANAGED
--------------------------------------  --------  ----------------  ------------    ----------------  --------  -----------------
Edward S. Han (co-lead)                    4      $    523 million         0         $             0     4      $    440 million
John J. Huber (co-lead)                    3      $    490 million         0         $             0     6      $    262 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Edward S. Han (co-lead)     2      $ 107 million     0   $  0      0  $  0
John J. Huber (co-lead)     1      $  74 million     0   $  0      0  $  0

TRANSAMERICA SCIENCE & TECHNOLOGY VP

                                              REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                                    COMPANIES                      VEHICLES                    OTHER ACCOUNTS
                                           ----------------------------   -------------------------   ------------------------------
                                                            ASSETS                        ASSETS                          ASSETS
          PORTFOLIO MANAGER                 NUMBER          MANAGED          NUMBER       MANAGED        NUMBER           MANAGED
--------------------------------------     ---------     --------------   -----------  ------------   -----------   ----------------
Kirk J. Kim (lead)                             5         $  782 million       0        $    0              4        $    735 million
Jeffrey J. Hoo (co-manager)                    0         $            0       0        $    0              3        $     58 million
Joshua D. Shaskan (co-manager)                 6         $  494 million       0        $    0             40        $    190 million
Erik U. Rolle (co-manager)                     0         $            0       0        $    0              0        $             0

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Kirk J. Kim (lead)                              1       $  37 million       0    $  0        0    $  0
Jeffrey J. Hoo (co-manager)                     0       $   0               0    $  0        0    $  0
Joshua D. Shaskan (co-manager)                  1       $  26 million       0    $  0        0    $  0
Erik U. Rolle (co-manager)                      0       $   0               0    $  0        0    $  0

TRANSAMERICA SMALL/MID CAP VALUE VP

                                              REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                                   COMPANIES                   VEHICLES                    OTHER ACCOUNTS
                                           --------------------------  --------------------------  ------------------------------
                                                           ASSETS                     ASSETS                         ASSETS
PORTFOLIO MANAGER                           NUMBER         MANAGED       NUMBER       MANAGED         NUMBER         MANAGED
--------------------------------------     ---------  ---------------  -----------  -------------  -----------  ----------------
Michelle Stevens                               5      $   1.5 billion         0     $     0              119    $    108 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Michelle Stevens                              0       $   0        0   $   0     1    $  7  $million

TRANSAMERICA U.S. GOVERNMENT SECURITIES VP

                                            REGISTERED INVESTMENT        OTHER POOLED INVESTMENT
                                                 COMPANIES                     VEHICLES                     OTHER ACCOUNTS
                                          ---------------------------  --------------------------  --------------------------------
                                                           ASSETS                    ASSETS
PORTFOLIO MANAGER                           NUMBER         MANAGED       NUMBER      MANAGED         NUMBER        ASSETS MANAGED
--------------------------------------    ------------  -------------  ---------  --------------   ----------  ---------------------
Derek Brown (lead)                             1        $ 174 million          0  $         0            0     $     0
Heidi Hu (co-manager)                          8        $ 731 million          0  $         0           24     $   2.3 billion
Greg Haendel (co-manager)                      4        $ 1.4 billion          0  $         0            3     $   289 million

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Derek Brown (lead)                              0           $    0            0      $    0           0       $   0
Heidi Hu (co-manager)                           0           $    0            0      $    0           0       $   0
Greg Haendel (co-manager)                       0           $    0            0      $    0           0       $   0

TRANSAMERICA VALUE BALANCED VP

                                             REGISTERED INVESTMENT          OTHER POOLED INVESTMENT
                                                   COMPANIES                      VEHICLES                   OTHER ACCOUNTS
                                         -----------------------------   ------------------------    ------------------------------
                                                           ASSETS                       ASSETS                        ASSETS
          PORTFOLIO MANAGER                 NUMBER         MANAGED          NUMBER      MANAGED       NUMBER          MANAGED
--------------------------------------   ------------  ---------------   -----------   ----------    ---------   -------------------
Michelle Stevens (lead-equity)                 5       $  1.5 billion          0       $  0             119      $  108 million
Heidi Hu (lead-fixed)                          8       $  731 million          0       $  0              24      $  2.3 billion

                               FEE BASED ACCOUNTS
    (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Michelle Stevens (lead-equity)                   0   $      0         0     $    0            1      $   7 million
Heidi Hu (lead-fixed)                            0   $      0         0     $    0            0      $   0

CONFLICTS OF INTEREST

At Transamerica Investment Management, LLC ("TIM"), individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Fund, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Committee. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.

CONFLICTS OF INTEREST

As of December 31, 2007, TIM did not foresee any conflict of interest in the management of the fund.

COMPENSATION

As of December 31, 2007, the portfolio manager's compensation consisted of a combination of base salary, performance bonus and profit sharing or ownership interest. The portfolio manager's performance-based bonus equals as much as 300% of his base salary. Approximately 80% of the value of such bonus is based on relative rankings of track record and return formulas. A portion of the objective component is necessarily subjective taking into account items including co/multi-management responsibilities, portfolio performance upon assignment, length of time managing the portfolio, and customized client benchmarks when determining the portfolio manager's relative ranking. Up to 20% of such bonus is determined subjectively by a member of the senior management of TIM based on the individual's contribution to company initiatives and the quality of investment ideas he or she generates. A third component of the portfolio manager's overall compensation involves an equity ownership interest in TIM purchased by the individual portfolio manager.

OWNERSHIP OF SECURITIES

As of December 31, 2007:

     Mr. Gary Rolle did not beneficially own any shares of the portfolio(s) he manages.

     Ms. Hu did not beneficially own any shares of the portfolio(s) she manages.

     Mr. Kim did not beneficially own any shares of the portfolio(s) he manages.

     Mr. Lopez did not beneficially own any shares of the portfolio(s) he manages.

     Mr. Han did not beneficially own any shares of the portfolio(s) he manages.

     Ms. Stevens did not beneficially own any shares of the portfolio(s) she manages.

     Mr. Haendel did not beneficially own any shares of the portfolio(s) he manages.

     Mr. Brown did not beneficially own any shares of the portfolio(s) he manages.

     Mr. Huber did not beneficially own any shares of the portfolio(s) he manages.

     Mr. Shaskan did not beneficially own any shares of the portfolio(s) he manages.

     Mr. Hoo did not beneficially own any shares of the portfolio(s) he manages.

     Mr. Erik Rolle did not beneficially own any shares of the portfolio(s) he manages.

TRANSAMERICA VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION VP

                                    REGISTERED INVESTMENT     OTHER POOLED INVESTMENT
                                           COMPANIES                  VEHICLES                  OTHER ACCOUNTS
                                    ----------------------  -------------------------  ---------------------------------
                                                ASSETS                    ASSETS                        ASSETS
         PORTFOLIO MANAGER           NUMBER     MANAGED      NUMBER       MANAGED        NUMBER         MANAGED
----------------------------------  --------  ------------  --------  ---------------  ---------  ----------------------
Ann D. Thivierge                       5      $3.8 billion      1      $768 million        65           $6.9 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Ann D. Thivierge     0   $ 0     0    $ 0     2     $325 million

TRANSAMERICA VAN KAMPEN LARGE CAP CORE VP

                                           REGISTERED INVESTMENT         OTHER POOLED INVESTMENT
                                                 COMPANIES                       VEHICLES                 OTHER ACCOUNTS
                                       --------------------------  ------------------------------  ----------------------------
                                                     ASSETS                        ASSETS                          ASSETS
         PORTFOLIO MANAGER              NUMBER       MANAGED         NUMBER        MANAGED          NUMBER         MANAGED
-------------------------------------  --------  ----------------  ---------  -----------------    ---------  -----------------
Dennis P. Lynch                            37      $ 32.2 billion       5        $  1.5 billion      7,247    $ 1.98 billion
David S. Cohen                             37      $ 32.2 billion       5        $  1.5 billion      7,247    $ 1.98 billion
Sam Chainani                               37      $ 32.2 billion       5        $  1.5 billion      7,247    $ 1.98 billion
Alexander Norton                           37      $ 32.2 billion       5        $  1.5 billion      7,247    $ 1.98 billion
Jason Yeung                                37      $ 32.2 billion       5        $  1.5 billion      7,247    $ 1.98 billion
B. Robert Baker                            18      $ 30.7 billion       1        $  671 million     13,252    $  2.6 billion
Jason Leder                                18      $ 30.7 billion       1        $  671 million     13,252    $  2.6 billion
Kevin Holt                                 18      $ 30.7 billion       1        $  671 million     13,252    $  2.6 billion
James Warwick                              18      $ 30.7 billion       1        $  671 million     13,252    $  2.6 billion
Devin Armstrong                            18      $ 30.7 billion       1        $  671 million     13,252    $  2.6 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Dennis P. Lynch     0     $ 0    0     $ 0    0     $ 0
David S. Cohen      0     $ 0    0     $ 0    0     $ 0
Sam Chainani        0     $ 0    0     $ 0    0     $ 0
Alexander Norton    0     $ 0    0     $ 0    0     $ 0
Jason Yeung         0     $ 0    0     $ 0    0     $ 0
B. Robert Baker     0     $ 0    0     $ 0    0     $ 0
Jason Leder         0     $ 0    0     $ 0    0     $ 0
Kevin Holt          0     $ 0    0     $ 0    0     $ 0
James Warwick       0     $ 0    0     $ 0    0     $ 0
Devin Armstrong     0     $ 0    0     $ 0    0     $ 0

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH VP

                                   REGISTERED INVESTMENT    OTHER POOLED INVESTMENT
                                         COMPANIES                  VEHICLES               OTHER ACCOUNTS
                                 ------------------------  ------------------------  --------------------------
                                               ASSETS                    ASSETS                     ASSETS
         PORTFOLIO MANAGER        NUMBER       MANAGED       NUMBER      MANAGED        NUMBER      MANAGED
-------------------------------  --------  --------------  ---------  -------------  ----------  --------------
Dennis P. Lynch                    37      $ 32.2 billion      5      $ 1.5 billion     7,247    $ 1.98 billion
David S. Cohen                     37      $ 32.2 billion      5      $ 1.5 billion     7,247    $ 1.98 billion
Sam Chainani                       37      $ 32.2 billion      5      $ 1.5 billion     7,247    $ 1.98 billion
Alexander Norton                   37      $ 32.2 billion      5      $ 1.5 billion     7,247    $ 1.98 billion
Jason Yeung                        37      $ 32.2 billion      5      $ 1.5 billion     7,247    $ 1.98 billion

                               FEE BASED ACCOUNTS
  (THE NUMBER OF ACCOUNTS AND THE TOTAL ASSETS IN THE ACCOUNTS MANAGED BY EACH
    PORTFOLIO MANAGER WITH RESPECT TO WHICH THE ADVISORY FEE IS BASED ON THE
                          PERFORMANCE OF THE ACCOUNT.)

Dennis P. Lynch      0     $0    0     $ 0   0     $0
David S. Cohen       0     $0    0     $ 0   0     $0
Sam Chainani         0     $0    0     $ 0   0     $0
Alexander Norton     0     $0    0     $ 0   0     $0
Jason Yeung          0     $0    0     $ 0   0     $0

CONFLICT OF INTEREST

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolio. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the portfolio invests, the sub-adviser could be seen as harming the performance of the portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION

As of December 31, 2007, portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

- Cash Bonus.

- Morgan Stanley's Long Term Incentive Compensation awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions.

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio.

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the sub-adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

- Contribution to the business objectives of the sub-adviser.

- The dollar amount of assets managed by the portfolio manager.

- Market compensation survey research by independent third parties.

- Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

As of December 31, 2007, none of the portfolio managers beneficially owned any equity securities in the portfolios that they manage.